                                                                               .
                                                                               .
                                                                               .



                       STATEMENT OF ADDITIONAL INFORMATION

                                  NOV. 28, 2008




RIVERSOURCE BOND SERIES, INC.
  RiverSource Floating Rate Fund
  RiverSource Income Opportunities Fund
  RiverSource Inflation Protected Securities
     Fund
  RiverSource Limited Duration Bond Fund
RIVERSOURCE CALIFORNIA TAX-EXEMPT TRUST
  RiverSource California Tax-Exempt Fund
RIVERSOURCE DIMENSIONS SERIES, INC.
  RiverSource Disciplined Small and Mid Cap
     Equity Fund
  RiverSource Disciplined Small Cap Value Fund
RIVERSOURCE DIVERSIFIED INCOME SERIES, INC.
  RiverSource Diversified Bond Fund
RIVERSOURCE EQUITY SERIES, INC.
  RiverSource Mid Cap Growth Fund
RIVERSOURCE GLOBAL SERIES, INC.
  RiverSource Absolute Return Currency and
     Income Fund
  RiverSource Emerging Markets Bond Fund
  RiverSource Global Bond Fund
  Threadneedle Global Equity Income Fund
  Threadneedle Global Extended Alpha Fund
  RiverSource Global Technology Fund
  Threadneedle Emerging Markets Fund
  Threadneedle Global Equity Fund
RIVERSOURCE GOVERNMENT INCOME SERIES, INC.
  RiverSource Short Duration U.S. Government
     Fund
  RiverSource U.S. Government Mortgage Fund
RIVERSOURCE HIGH YIELD INCOME SERIES, INC.
  RiverSource High Yield Bond Fund
RIVERSOURCE INCOME SERIES, INC.
  RiverSource Income Builder Basic Income Fund
  RiverSource Income Builder Enhanced Income
     Fund
  RiverSource Income Builder Moderate Income
     Fund
RIVERSOURCE INTERNATIONAL MANAGERS SERIES,
  INC.
  RiverSource Partners International Select
     Growth Fund
  RiverSource Partners International Select
     Value Fund
  RiverSource Partners International Small Cap
     Fund
RIVERSOURCE INTERNATIONAL SERIES, INC.
  RiverSource Disciplined International Equity
     Fund
  Threadneedle European Equity Fund
  Threadneedle International Opportunity Fund
RIVERSOURCE INVESTMENT SERIES, INC.
  RiverSource Balanced Fund
  RiverSource Disciplined Large Cap Growth
     Fund
  RiverSource Disciplined Large Cap Value Fund
  RiverSource Diversified Equity Income Fund
  RiverSource Mid Cap Value Fund
RIVERSOURCE LARGE CAP SERIES, INC.
  RiverSource Disciplined Equity Fund
  RiverSource Growth Fund
  RiverSource Large Cap Equity Fund
  RiverSource Large Cap Value Fund
RIVERSOURCE MANAGERS SERIES, INC.
  RiverSource Partners Aggressive Growth Fund
  RiverSource Partners Fundamental Value Fund
  RiverSource Partners Select Value Fund
  RiverSource Partners Small Cap Equity Fund
  RiverSource Partners Small Cap Value Fund
RIVERSOURCE MARKET ADVANTAGE SERIES, INC.
  RiverSource Portfolio Builder Aggressive
     Fund
  RiverSource Portfolio Builder Conservative
     Fund
  RiverSource Portfolio Builder Moderate
     Aggressive Fund
  RiverSource Portfolio Builder Moderate
     Conservative Fund
  RiverSource Portfolio Builder Moderate Fund
  RiverSource Portfolio Builder Total Equity
     Fund
  RiverSource S&P 500 Index Fund
  RiverSource Small Company Index Fund
RIVERSOURCE MONEY MARKET SERIES, INC.
  RiverSource Cash Management Fund
RIVERSOURCE SECTOR SERIES, INC.
  RiverSource Dividend Opportunity Fund
  RiverSource Real Estate Fund
RIVERSOURCE SELECTED SERIES, INC.
  RiverSource Precious Metals and Mining Fund
RIVERSOURCE SERIES TRUST
  RiverSource 120/20 Contrarian Equity Fund
  RiverSource 130/30 U.S. Equity Fund
  RiverSource Retirement Plus 2010 Fund
  RiverSource Retirement Plus 2015 Fund
  RiverSource Retirement Plus 2020 Fund
  RiverSource Retirement Plus 2025 Fund
  RiverSource Retirement Plus 2030 Fund
  RiverSource Retirement Plus 2035 Fund
  RiverSource Retirement Plus 2040 Fund
  RiverSource Retirement Plus 2045 Fund
RIVERSOURCE SPECIAL TAX-EXEMPT SERIES TRUST
  RiverSource Minnesota Tax-Exempt Fund
  RiverSource New York Tax-Exempt Fund
RIVERSOURCE STRATEGIC ALLOCATION SERIES, INC.
  RiverSource Strategic Allocation Fund
  RiverSource Strategic Income Allocation Fund
RIVERSOURCE STRATEGY SERIES, INC.
  RiverSource Equity Value Fund
  RiverSource Partners Small Cap Growth Fund
  RiverSource Small Cap Advantage Fund
RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
  RiverSource Tax-Exempt High Income Fund
RIVERSOURCE TAX-EXEMPT MONEY MARKET SERIES,
  INC.
  RiverSource Tax-Exempt Money Market Fund
RIVERSOURCE TAX-EXEMPT SERIES, INC.
  RiverSource Intermediate Tax-Exempt Fund
  RiverSource Tax-Exempt Bond Fund

This is the Statement of Additional Information (SAI) for each of the funds listed on the previous page. This SAI is not a prospectus. It should be read together with the appropriate current fund prospectus, the date of which can be found in Table 1 of this SAI.

Each fund's financial statements for its most recent fiscal period are contained in the fund's Annual or Semiannual Report to shareholders. The Independent Registered Public Accounting Firm's Report and the Financial Statements, including Notes to the Financial Statements and the Schedule of Investments in Securities and any applicable Schedule of Affiliated Funds, contained in the Annual Report, are incorporated in this SAI by reference. No other portion of the Annual Report is incorporated by reference. For a free copy of a fund prospectus, annual or semiannual report, contact your financial institution or write to RiverSource Funds, 734 Ameriprise Financial Center, Minneapolis, MN 55474, call (888) 791-3380 or visit riversource.com/funds.

Each fund is governed by a Board of Directors/Trustees (the "Board") that meets regularly to review a wide variety of matters affecting the funds. Detailed information about fund governance, the funds' investment manager, RiverSource Investments, LLC (the "investment manager" or "RiverSource Investments"), a wholly-owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), and other aspects of fund management can be found by referencing the Table of Contents below, or the List of Tables on the following page.

TABLE OF CONTENTS

Fundamental and Nonfundamental Investment Policies..............................    p. 6
Investment Strategies and Types of Investments..................................   p. 11
Information Regarding Risks and Investment Strategies...........................   p. 13
Securities Transactions.........................................................   p. 37
Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager....   p. 52
Valuing Fund Shares.............................................................   p. 56
Portfolio Holdings Disclosure...................................................   p. 67
Proxy Voting....................................................................   p. 68
Investing in a Fund.............................................................   p. 70
Selling Shares..................................................................   p. 75
Pay-out Plans...................................................................   p. 75
Capital Loss Carryover..........................................................   p. 75
Taxes...........................................................................   p. 78
Service Providers...............................................................   p. 83
  Investment Management Services................................................   p. 83
  Administrative Services.......................................................  p. 134
  Transfer Agency Services......................................................  p. 138
  Plan Administration Services..................................................  p. 139
  Distribution Services.........................................................  p. 139
  Plan and Agreement of Distribution............................................  p. 142
  Payments to Financial Institutions............................................  p. 147
  Custodian Services............................................................  p. 149
  Board Services Corporation....................................................  p. 149
Organizational Information......................................................  p. 149
Board Members and Officers......................................................  p. 155
Control Persons and Principal Holders of Securities.............................  p. 169
Information Regarding Pending and Settled Legal Proceedings.....................  p. 185
Independent Registered Public Accounting Firm...................................  p. 186
Appendix A: Description of Ratings..............................................  p. A-1
Appendix B: State Risk Factors..................................................  p. B-1
Appendix C: Additional Information about the S&P 500 Index......................  p. C-1
Appendix D: Seligman Funds......................................................  p. D-1




Statement of Additional Information - Nov. 28, 2008                       Page 2

LIST OF TABLES

1.     Fund Fiscal Year Ends, Prospectus Date and Investment Categories...........    p. 4
2.     Fundamental Policies.......................................................    p. 7
3.     Investment Strategies and Types of Investments.............................   p. 11
4.     Total Brokerage Commissions................................................   p. 39
5.     Brokerage Directed for Research and Turnover Rates.........................   p. 42
6.     Securities of Regular Brokers or Dealers...................................   p. 45
7.     Brokerage Commissions Paid to Investment Manager or Affiliates.............   p. 52
8.     Valuing Fund Shares........................................................   p. 56
9.     Class A Sales Charge.......................................................   p. 70
10.    Public Offering Price......................................................   p. 71
11.    Capital Loss Carryover.....................................................   p. 76
12.    Corporate Deduction and Qualified Dividend Income..........................   p. 80
13.    Investment Management Services Agreement Fee Schedule......................   p. 84
14.    PIA Indexes................................................................   p. 92
15A.   Performance Incentive Adjustment Calculation...............................   p. 94
15B.   Performance Incentive Adjustment Calculation...............................   p. 95
16.    Management Fees and Nonadvisory Expenses...................................   p. 96
17.    Subadvisers and Subadvisory Agreement Fee Schedules........................   p. 99
18.    Subadvisory Fees...........................................................  p. 101
19.    Portfolio Managers.........................................................  p. 104
20.    Administrative Services Agreement Fee Schedule.............................  p. 134
21.    Administrative Fees........................................................  p. 136
22.    Sales Charges Paid to Distributor..........................................  p. 139
23.    12b-1 Fees.................................................................  p. 144
24.    Unreimbursed Distribution Expenses.........................................  p. 146
25.    Fund History Table.........................................................  p. 150
26.    Board Members..............................................................  p. 155
27.    Fund Officers..............................................................  p. 157
28.    Committee Meetings.........................................................  p. 158
29A.   Board Member Holdings......................................................  p. 159
29B.   Board Member Holdings -- as of Quarter End.................................  p. 162
30.    Board Member Compensation -- All Funds.....................................  p. 165
31.    Board Member Compensation -- Individual Funds..............................  p. 166
32.    Control Persons and Principal Holders of Securities........................  p. 169


The RiverSource complex of funds includes a comprehensive array of funds from RiverSource Investments, including several Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource complex. RiverSource funds, RiverSource Partners funds and Threadneedle funds share the same Board of Directors/Trustees (the Board), and the same policies and procedures including those set forth in the service section. Although the Seligman funds share the same Board, they do not currently have the same policies and procedures, and may not be exchanged for shares of the RiverSource funds, RiverSource Partners funds or Threadneedle funds.

Please reference Appendix D for a complete list of Seligman funds.


Statement of Additional Information - Nov. 28, 2008                       Page 3

   TABLE 1. FUND FISCAL YEAR ENDS, PROSPECTUS DATE AND INVESTMENT CATEGORIES

FUND                                          FISCAL YEAR END   PROSPECTUS DATE   FUND INVESTMENT CATEGORY
---------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                      April 30          June 27, 2008     Equity
---------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                            April 30          June 27, 2008     Equity
---------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income           October 31        Dec. 28, 2007     Taxable fixed income*
---------------------------------------------------------------------------------------------------------------

Balanced                                      September 30      Nov. 28, 2008     Balanced
---------------------------------------------------------------------------------------------------------------

California Tax-Exempt                         August 31**       Oct. 30, 2007     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Cash Management                               July 31           Sept. 29, 2008    Taxable money market
---------------------------------------------------------------------------------------------------------------

Disciplined Equity                            July 31           Sept. 29, 2008    Equity
---------------------------------------------------------------------------------------------------------------

Disciplined International Equity              October 31        Dec. 28, 2007     Equity
---------------------------------------------------------------------------------------------------------------

Disciplined Large Cap Growth                  September 30      Nov. 28, 2008     Equity
---------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value                   September 30      Nov. 28, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Disciplined Small and Mid Cap Equity          July 31           Sept. 29, 2008    Equity
---------------------------------------------------------------------------------------------------------------

Disciplined Small Cap Value                   July 31           Sept. 29, 2008    Equity
---------------------------------------------------------------------------------------------------------------

Diversified Bond                              August 31         Oct. 30, 2008     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Diversified Equity Income                     September 30      Nov. 28, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Dividend Opportunity                          June 30           Aug. 29, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Emerging Markets Bond                         October 31        Dec. 28, 2007     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Equity Value                                  March 31          May 30, 2008      Equity
---------------------------------------------------------------------------------------------------------------

Floating Rate                                 July 31           Sept. 29, 2008    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Global Bond                                   October 31        Dec. 28, 2007     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Global Technology                             October 31        Dec. 28, 2007     Equity
---------------------------------------------------------------------------------------------------------------

Growth                                        July 31           Sept. 29, 2008    Equity
---------------------------------------------------------------------------------------------------------------

High Yield Bond                               May 31            July 30, 2008     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Income Builder Basic Income                   January 31***     March 31, 2008    Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Income Builder Enhanced Income                January 31***     March 31, 2008    Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Income Builder Moderate Income                January 31***     March 31, 2008    Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Income Opportunities                          July 31           Sept. 29, 2008    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Inflation Protected Securities                July 31           Sept. 29, 2008    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                       November 30       Jan. 29, 2008     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Large Cap Equity                              July 31           Sept. 29, 2008    Equity
---------------------------------------------------------------------------------------------------------------

Large Cap Value                               July 31           Sept. 29, 2008    Equity
---------------------------------------------------------------------------------------------------------------

Limited Duration Bond                         July 31           Sept. 29, 2008    Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Mid Cap Growth                                November 30       Jan. 29, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Mid Cap Value                                 September 30      Nov. 28, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Minnesota Tax-Exempt                          August 31**       Oct. 30, 2008     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

New York Tax-Exempt                           August 31**       Oct. 30, 2008     State tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Partners Aggressive Growth                    May 31            July 30, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Partners Fundamental Value                    May 31            July 30, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Partners International Select Growth          October 31        Dec. 28, 2007     Equity
---------------------------------------------------------------------------------------------------------------

Partners International Select Value           October 31        Dec. 28, 2007     Equity
---------------------------------------------------------------------------------------------------------------

Partners International Small Cap              October 31        Dec. 28, 2007     Equity
---------------------------------------------------------------------------------------------------------------

Partners Select Value                         May 31            July 30, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Partners Small Cap Equity                     May 31            July 30, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Partners Small Cap Growth                     March 31          May 30, 2008      Equity
---------------------------------------------------------------------------------------------------------------

Partners Small Cap Value                      May 31            July 30, 2008     Equity
---------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                  January 31        March 31, 2008    Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Portfolio Builder Conservative                January 31        March 31, 2008    Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate                    January 31        March 31, 2008    Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate Aggressive         January 31        March 31, 2008    Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate Conservative       January 31        March 31, 2008    Fund-of-funds - fixed income
---------------------------------------------------------------------------------------------------------------

Portfolio Builder Total Equity                January 31        March 31, 2008    Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Precious Metals and Mining                    March 31          May 30, 2008      Equity
---------------------------------------------------------------------------------------------------------------

Real Estate                                   June 30           Aug. 29, 2008     Equity

---------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                       Page 4

FUND                                          FISCAL YEAR END   PROSPECTUS DATE   FUND INVESTMENT CATEGORY
---------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                          April 30          June 29, 2007     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Retirement Plus 2015                          April 30          June 29, 2007     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Retirement Plus 2020                          April 30          June 29, 2007     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Retirement Plus 2025                          April 30          June 29, 2007     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Retirement Plus 2030                          April 30          June 29, 2007     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Retirement Plus 2035                          April 30          June 29, 2007     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Retirement Plus 2040                          April 30          June 29, 2007     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

Retirement Plus 2045                          April 30          June 29, 2007     Fund-of-funds - equity
---------------------------------------------------------------------------------------------------------------

S&P 500 Index                                 January 31        March 31, 2008    Equity
---------------------------------------------------------------------------------------------------------------

Short Duration U.S. Government                May 31            July 30, 2008     Taxable fixed income
---------------------------------------------------------------------------------------------------------------

Small Cap Advantage                           March 31          May 30, 2008      Equity
---------------------------------------------------------------------------------------------------------------

Small Company Index                           January 31        March 31, 2008    Equity
---------------------------------------------------------------------------------------------------------------

Strategic Allocation                          September 30      Nov. 29, 2007     Balanced
---------------------------------------------------------------------------------------------------------------

Strategic Income Allocation                   September 30      Nov. 29, 2007     Taxable fixed income*
---------------------------------------------------------------------------------------------------------------

Tax-Exempt Bond                               November 30       Jan. 29, 2008     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Tax-Exempt High Income                        November 30       Jan. 29, 2008     Tax-exempt fixed income
---------------------------------------------------------------------------------------------------------------

Tax-Exempt Money Market                       December 31       Feb. 29, 2008     Tax-exempt money market
---------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets                 October 31        Dec. 28, 2007     Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle European Equity                  October 31        Dec. 28, 2007     Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity                    October 31        Aug. 1, 2008      Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity Income Fund        October 31        Aug. 1, 2008      Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle Global Extended Alpha Fund       October 31        Aug. 1, 2008      Equity
---------------------------------------------------------------------------------------------------------------

Threadneedle International Opportunity        October 31        Dec. 28, 2007     Equity
---------------------------------------------------------------------------------------------------------------

U.S. Government Mortgage                      May 31            July 30, 2008     Taxable fixed income
---------------------------------------------------------------------------------------------------------------



    * The taxable fixed income fund investment category includes Absolute Return Currency and Income Fund, which is an alternative investment strategy. Although Strategic Income Allocation Fund is a taxable fixed income fund, it may invest up to 10% of its portfolio in equity securities.

   ** The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For
      2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended June 30.

  *** The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 to Jan. 31, 2008. For years prior to 2008, the fiscal period ended May 31.


Statement of Additional Information - Nov. 28, 2008                       Page 5

FUNDAMENTAL AND NONFUNDAMENTAL INVESTMENT POLICIES

Fundamental investment policies adopted by a fund cannot be changed without the approval of a majority of the outstanding voting securities of the fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Nonfundamental investment policies may be changed by the Board at any time.

Notwithstanding any of a fund's other investment policies, each fund may invest its assets in an open-end management investment company having substantially the same investment objectives, policies, and restrictions as the fund for the purpose of having those assets managed as part of a combined pool.

FUNDS-OF-FUNDS
Funds-of-funds invest in a combination of underlying funds. These underlying funds have their own investment policies that may be more or less restrictive than the policies of the funds-of-funds. The policies of the underlying funds may permit funds-of-funds to engage in investment strategies indirectly that would otherwise be prohibited under the investment restrictions of the funds-of-funds.

FUNDAMENTAL POLICIES

Fundamental policies are policies that can be changed only with shareholder approval.

FOR EACH FUND, THE FUND WILL NOT:

    - Act as an underwriter (sell securities for others). However, under the securities laws, the fund may be deemed to be an underwriter when it purchases securities directly from the issuer and later resells them.

    - Lend securities or participate in an interfund lending program if the total of all such loans would exceed 33 1/3% of the fund's total assets except this fundamental investment policy shall not prohibit the fund from purchasing money market securities, loans, loan participation or other debt securities, or from entering into repurchase agreements. For funds-of-funds - equity, under current Board policy, the fund has no current intention to lend to a material extent.

    - Borrow money, except for temporary purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) immediately after the borrowings. For funds-of-funds - equity, under current Board policy, the fund has no current intention to borrow to a material extent.

    - Issue senior securities, except as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

ADDITIONALLY FOR CASH MANAGEMENT, THE FUND WILL NOT:

    - Buy on margin or sell short or deal in options to buy or sell securities.

    - Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds.

ADDITIONALLY FOR TAX-EXEMPT MONEY MARKET, THE FUND WILL NOT:

    - Buy on margin or sell short.

ADDITIONALLY FOR DISCIPLINED LARGE CAP VALUE, PORTFOLIO BUILDER FUNDS, THREADNEEDLE GLOBAL EQUITY INCOME AND THREADNEEDLE GLOBAL EXTENDED ALPHA, THE FUNDS WILL NOT:

    - Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.


Statement of Additional Information - Nov. 28, 2008                       Page 6

In addition to the policies described above and any fundamental policy described in the prospectus, the chart below shows fund-specific policies that may be changed only with shareholder approval. The chart indicates whether or not the fund has a policy on a particular topic. A dash indicates that the fund does not have a policy on a particular topic. The specific policy is stated in the paragraphs that follow the table.

                         TABLE 2. FUNDAMENTAL POLICIES

The fund will not:

                                                                 C            D            E
                                                              BUY MORE   INVEST MORE  CONCENTRATE
                                       A            B           THAN         THAN          IN           F
                                  BUY OR SELL  BUY OR SELL   10% OF AN     5% IN AN     ANY ONE    INVEST LESS
FUND                              REAL ESTATE  COMMODITIES     ISSUER       ISSUER      INDUSTRY     THAN 80%
--------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity          A1           B5           C1           D1           E8           --
--------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                A1           B5           C1           D1           E8           --
--------------------------------------------------------------------------------------------------------------
Absolute Return Currency and      A1           B1           --           --           E7           --
  Income
--------------------------------------------------------------------------------------------------------------
Balanced                          A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
California Tax-Exempt             A1           B1           --           --           --           F1
--------------------------------------------------------------------------------------------------------------
Cash Management                   A3           A3           C1           D1           --           --
--------------------------------------------------------------------------------------------------------------
Disciplined Equity                A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Disciplined International Equity  A1           B4           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth      A1           B3           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value       A1           B3           --           --           E1           --
--------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap     A1           B4           C1           D1           E1           --
Equity
--------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value       A1           B4           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Diversified Bond                  A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Diversified Equity Income         A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Dividend Opportunity              A1           B1           C1           D1           --           --
--------------------------------------------------------------------------------------------------------------
Emerging Markets Bond             A1           B4           --           --           E5           --
--------------------------------------------------------------------------------------------------------------
Equity Value                      A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Floating Rate                     A1           B4           C1           D1           E6           --
--------------------------------------------------------------------------------------------------------------
Global Bond                       A1           B1           C1           --           E1           --
--------------------------------------------------------------------------------------------------------------
Global Technology                 A1           B1           --           --           --           --
--------------------------------------------------------------------------------------------------------------
Growth                            A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
High Yield Bond                   A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Income Builder Basic Income*      A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income*   A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income*   A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Income Opportunities              A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Inflation Protected Securities    A1           B1           --           --           E1           --
--------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt           A1           B1           C1           D1           --           F3(i)
--------------------------------------------------------------------------------------------------------------
Large Cap Equity                  A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Large Cap Value                   A1           B3           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Limited Duration Bond             A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Mid Cap Growth                    A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Mid Cap Value                     A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt              A1           B1           --           --           --           F1
--------------------------------------------------------------------------------------------------------------
New York Tax-Exempt               A1           B1           --           --           --           F1
--------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth        A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Partners Fundamental Value        A1           B3           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Partners International Select     A1           B3           C1           D1           E1           --
Growth
--------------------------------------------------------------------------------------------------------------
Partners International Select     A1           B3           C1           D1           E1           --
  Value
--------------------------------------------------------------------------------------------------------------
Partners International Small Cap  A1           B3           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Partners Select Value             A1           B3           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                       Page 7

                                                                 C            D            E
                                                              BUY MORE   INVEST MORE  CONCENTRATE
                                       A            B           THAN         THAN          IN           F
                                  BUY OR SELL  BUY OR SELL   10% OF AN     5% IN AN     ANY ONE    INVEST LESS
FUND                              REAL ESTATE  COMMODITIES     ISSUER       ISSUER      INDUSTRY     THAN 80%
--------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity         A1           B3           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth         A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Partners Small Cap Value          A1           B3           --           --           E1           --
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive*     A1           B1           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative*   A1           B1           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate*       A1           B1           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate        A1           B1           --           --           E2           --
Aggressive*
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate        A1           B1           --           --           E2           --
Conservative*
--------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity*   A1           B1           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Precious Metals and Mining        A1           B1(ii)       --           --           E3           --
--------------------------------------------------------------------------------------------------------------
Real Estate                       A1           B1           --           --           --           --
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2010*             A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2015*             A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2020*             A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2025*             A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2030*             A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2035*             A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2040*             A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
Retirement Plus 2045*             A1           B4           --           --           E2           --
--------------------------------------------------------------------------------------------------------------
S&P 500 Index                     A1           B1           --           --           E4           --
--------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government    A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Small Cap Advantage               A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Small Company Index               A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Strategic Allocation              A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Strategic Income Allocation       A1           B3           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                   A1           B1           C1           D1           --           F3(iii)
--------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income            A1           B1           C1           D1           --           F2
--------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market           A2           B2           C1           D1           --           F3
--------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets     A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Threadneedle European Equity      A1           B1           --           --           E1           --
--------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity        A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity        A1           B3           --           --           E1           --
  Income
--------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended      A1           B3           --           --           E1           --
  Alpha
--------------------------------------------------------------------------------------------------------------
Threadneedle International        A1           B1           C1           D1           E1           --
  Opportunity
--------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage          A1           B1           C1           D1           E1           --
--------------------------------------------------------------------------------------------------------------



    * The fund invests in a combination of underlying funds. These underlying funds have adopted their own investment policies that may be more or less restrictive than those of the fund. The policies of the underlying funds may permit a fund to engage in investment strategies indirectly that would otherwise be prohibited under the fund's investment restrictions.
  (i) For purposes of this policy, the fund will not include any investments subject to the alternative minimum tax.
 (ii) Additionally, the fund may purchase gold, silver, or other precious metals, strategic metals or other metals occurring naturally with such metals.
(iii) The fund does not intend to purchase bonds or other debt securities the interest from which is subject to the alternative minimum tax.

A. BUY OR SELL REAL ESTATE
   A1 - The fund will not buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts. For purposes of this policy, real estate includes real estate limited partnerships.


Statement of Additional Information - Nov. 28, 2008                       Page 8

   A2 - The fund will not invest in real estate, but the fund can invest in municipal bonds and notes secured by real estate or interest therein. For purposes of this policy, real estate includes real estate limited partnerships.

   A3 - The fund will not buy or sell real estate, commodities or commodity contracts. For purposes of this policy, real estate includes real estate limited partnerships.

B. BUY OR SELL PHYSICAL COMMODITIES
   B1 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options and futures contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B2 -   The fund will not invest in commodities or commodity contracts.

   B3 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B4 - The fund will not buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the fund from buying or selling options, futures contracts and foreign currency or from entering into forward currency contracts or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

   B5 - The fund will not buy or sell commodities, except that the fund may to the extent consistent with its investment objective(s), invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This restriction does not apply to foreign currency transactions including without limitation forward currency contracts.

C. BUY MORE THAN 10% OF AN ISSUER

   C1 - The fund will not purchase more than 10% of the outstanding voting securities of an issuer, except that up to 25% of the fund's assets may be invested without regard to this 10% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

D. INVEST MORE THAN 5% IN AN ISSUER
   D1 - The fund will not invest more than 5% of its total assets in securities of any company, government, or political subdivision thereof, except the limitation will not apply to investments in securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or other investment companies, and except that up to 25% of the fund's total assets may be invested without regard to this 5% limitation. For tax-exempt funds, for purposes of this policy, the terms of a municipal security determine the issuer.

E. CONCENTRATE
   E1 - The fund will not concentrate in any one industry. According to the present interpretation by the Securities and Exchange Commission
          (SEC), this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   E2 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. The fund itself does not intend to concentrate, however, the aggregation of holdings of the underlying funds may result in the fund indirectly investing more than 25% of its assets in a particular industry. The fund does not control the investments of the underlying funds and any indirect concentration will occur only as a result of the fund following its investment objectives by investing in the underlying funds.

   E3 - The fund will not invest less than 25% of its total assets in the precious metals industry, based on current market value at the time of purchase, unless market conditions temporarily require a defensive investment strategy.

   E4 - The fund will not concentrate in any one industry unless that industry represents more than 25% of the index tracked by the fund. For all other industries, in accordance with the current interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry.

   E5 - While the fund may invest 25% or more of its total assets in the securities of foreign governmental and corporate entities located in the same country, it will not invest 25% or more of its total assets in any single foreign governmental issuer.


Statement of Additional Information - Nov. 28, 2008                       Page 9

   E6 - The fund will not concentrate in any one industry. According to the present interpretation by the SEC, this means that up to 25% of the fund's total assets, based on current market value at time of purchase, can be invested in any one industry. For purposes of this restriction, loans will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan.

   E7 - The fund will not concentrate in any one industry, provided however, that this restriction shall not apply to securities or obligations issued or guaranteed by the U.S. Government, banks or bank holding companies or finance companies. For all other industries, this means that up to 25% of the fund's total assets, based on current market value at the time of purchase, can be invested in any one industry.

   E8 - The fund will not purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

F. INVEST LESS THAN 80%
   F1 - The fund will not under normal market conditions, invest less than 80% of its net assets in municipal obligations that are generally exempt from federal income tax as well as respective state and local income tax.

   F2 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and notes issued by or on behalf of state and local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax and is not subject to the alternative minimum tax.

   F3 - The fund will not under normal market conditions, invest less than 80% of its net assets in bonds and other debt securities issued by or on behalf of state or local governmental units whose interest, in the opinion of counsel for the issuer, is exempt from federal income tax.

NONFUNDAMENTAL POLICIES

Nonfundamental policies are policies that can be changed by the Board without shareholder approval. The following nonfundamental policies are in addition to those described in the prospectus.

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
    - No more than 15% of the fund's net assets will be held in securities and other instruments that are illiquid.

FOR MONEY MARKET FUNDS:
    - No more than 10% of the fund's net assets will be held in securities and other instruments that are illiquid.

ADDITIONALLY, REGARDING LIMITING INVESTMENTS IN FOREIGN SECURITIES:

FOR 120/20 CONTRARIAN EQUITY, 130/30 U.S. EQUITY, BALANCED, DISCIPLINED EQUITY, DISCIPLINED LARGE CAP GROWTH, DISCIPLINED LARGE CAP VALUE DISCIPLINED SMALL AND MID CAP EQUITY, DISCIPLINED SMALL CAP VALUE, DIVERSIFIED BOND, DIVERSIFIED EQUITY INCOME, DIVIDEND OPPORTUNITY, EQUITY VALUE, FLOATING RATE, GROWTH, HIGH YIELD BOND, INCOME OPPORTUNITIES, INFLATION PROTECTED SECURITIES, LARGE CAP EQUITY, LARGE CAP VALUE, LIMITED DURATION BOND, MID CAP GROWTH, MID CAP VALUE, PARTNERS AGGRESSIVE GROWTH, PARTNERS FUNDAMENTAL VALUE, PARTNERS SELECT VALUE, PARTNERS SMALL CAP EQUITY, PARTNERS SMALL CAP GROWTH, PARTNERS SMALL CAP VALUE, REAL ESTATE, AND SMALL CAP ADVANTAGE:
    - Up to 25% of the fund's net assets may be invested in foreign investments.

FOR PRECIOUS METALS AND MINING:
    - Under normal market conditions, the fund intends to invest at least 50% of its total assets in foreign investments.

FOR SHORT DURATION U.S. GOVERNMENT AND U.S. GOVERNMENT MORTGAGE:
    - Up to 20% of the fund's net assets may be invested in foreign investments.

FOR STRATEGIC ALLOCATION:
    - The fund may invest its total assets, up to 50%, in foreign investments.


Statement of Additional Information - Nov. 28, 2008                      Page 10

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS

This table shows many of the various investment strategies and investments the funds are allowed to engage in and purchase. It is intended to show the breadth of investments that the investment manager or subadviser (individually and collectively, the "investment manager") may make on behalf of a fund. For a description of principal risks for an individual fund, please see the applicable prospectus for that fund. Notwithstanding a fund's ability to utilize these strategies and techniques, the investment manager is not obligated to use them at any particular time. For example, even though the investment manager is authorized to adopt temporary defensive positions and is authorized to attempt to hedge against certain types of risk, these practices are left to the investment manager's sole discretion.

Fund-of-funds invest in a combination of underlying funds, although they may invest directly in stocks, bonds and other securities. These underlying funds have their own investment strategies and types of investments they are allowed to engage in and purchase. Fund-of-funds currently only invest in underlying funds, which may invest directly in securities and engage in investment strategies, indicated in the table below.

INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS: A black circle indicates that the investment strategy or type of investment generally is authorized for a category of funds. Exceptions are noted in the footnotes to the table. See Table 1 for fund categories.

             TABLE 3. INVESTMENT STRATEGIES AND TYPES OF INVESTMENTS


                                                         FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT  TAX-EXEMPT      STATE
                                                            EQUITY AND      FIXED    MONEY      MONEY       FIXED     TAX-EXEMPT
INVESTMENT STRATEGY                    BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    MARKET      INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------------
Agency and government securities           -        -            -            -        -          -           -            -

---------------------------------------------------------------------------------------------------------------------------------
Borrowing                                  -        -            -            -        -         --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Cash/money market instruments              -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Collateralized bond obligations            -       - A           -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Commercial paper                           -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Common stock                               -        -            -           - B       --        --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Convertible securities                     -        -            -           - C       --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Corporate bonds                            -        -            -            -        D         --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Debt obligations                           -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Depositary receipts                        -        -            -            -        --        --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Derivative instruments
(including options and futures)            -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Exchange-traded funds                      -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Floating rate loans                        -       --            -            -        --        --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Foreign currency transactions              -        -            -            -        --        --           -           --
---------------------------------------------------------------------------------------------------------------------------------
Foreign securities                         -        -            -            -        -         --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Funding agreements                         -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
High yield debt securities (junk
bonds)                                     -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Illiquid and restricted securities         -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Indexed securities                         -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Inflation protected securities             -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Inverse floaters                           -        E            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Investment companies                       -        -            -            -        -         --          --           --
---------------------------------------------------------------------------------------------------------------------------------
Lending of portfolio securities            -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Loan participations                        -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Mortgage- and asset-backed securities      -       - F           -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Mortgage dollar rolls                      -        G            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Municipal obligations                      -        -            -            -        --         -           -            -
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 11

                                                         FUNDS-OF-FUNDS -  TAXABLE  TAXABLE  TAX-EXEMPT  TAX-EXEMPT      STATE
                                                            EQUITY AND      FIXED    MONEY      MONEY       FIXED     TAX-EXEMPT
INVESTMENT STRATEGY                    BALANCED  EQUITY    FIXED INCOME     INCOME   MARKET    MARKET      INCOME    FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------------
Pay-in-kind securities                     -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Preferred stock                            -        -            -           - H       --        --          - H           -
---------------------------------------------------------------------------------------------------------------------------------
Real estate investment trusts              -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Repurchase agreements                      -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Reverse repurchase agreements              -        -            -            -        -         --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Short sales                                I        I            -            I        --        --           I            I
---------------------------------------------------------------------------------------------------------------------------------
Sovereign debt                             -        -            -            -        -         --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Structured investments                     -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Swap agreements                            -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Variable- or floating-rate securities      -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------
Warrants                                   -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
When-issued securities and forward
commitments                                -        -            -            -        --        --           -            -
---------------------------------------------------------------------------------------------------------------------------------
Zero-coupon and step-coupon
securities                                 -        -            -            -        -          -           -            -
---------------------------------------------------------------------------------------------------------------------------------



A. The following funds are not authorized to invest in collateralized bond obligations: Partners International Select Growth, Partners International Select Value, Partners International Small Cap, Partners Select Value, Partners Small Cap Equity, Partners Small Cap Growth, Partners Small Cap Value, and Small Cap Advantage.

B. The following funds are not authorized to invest in common stock: Short Duration U.S. Government, U.S. Government Mortgage.

C. The following funds are not authorized to invest in convertible securities: Short Duration U.S. Government, U.S. Government Mortgage.

D. While the fund is prohibited from investing in corporate bonds, it may invest in securities classified as corporate bonds if they meet the requirements of Rule 2a-7 of the 1940 Act.

E.    The following funds are authorized to invest in inverse floaters: Real
      Estate.

F. The following funds are not authorized to invest in mortgage- and asset-backed securities: Partners Small Cap Growth, S&P 500 Index, Small Cap Advantage, Small Company Index.

G.    The following funds are authorized to invest in mortgage dollar rolls:
      Real Estate.

H. The following funds are not authorized to invest in preferred stock: Tax-Exempt High Income, Intermediate Tax-Exempt, Tax-Exempt Bond, Short Duration U.S. Government, U.S. Government Mortgage.

I. The funds are not prohibited from engaging in short sales, however, each fund will seek Board approval prior to utilizing short sales as an active part of its investment strategy.


Statement of Additional Information - Nov. 28, 2008                      Page 12

INFORMATION REGARDING RISKS AND INVESTMENT STRATEGIES

RISKS

The following is a summary of common risk characteristics. Following this summary is a description of certain investments and investment strategies and the risks most commonly associated with them (including certain risks not described below and, in some cases, a more comprehensive discussion of how the risks apply to a particular investment or investment strategy). A mutual fund's risk profile is largely defined by the fund's primary securities and investment strategies. However, most mutual funds are allowed to use certain other strategies and investments that may have different risk characteristics. Accordingly, one or more of the following types of risk may be associated with a fund at any time (for a description of principal risks for an individual fund, please see that fund's prospectus):

ACTIVE MANAGEMENT RISK. For a fund that is actively managed, its performance will reflect in part the ability of the portfolio managers to select securities and to make investment decisions that are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform other mutual funds with similar investment objectives.

AFFILIATED FUND RISK. For funds-of-funds, the risk that the investment manager may have potential conflicts of interest in selecting underlying funds because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the investment manager is a fiduciary to the funds and is legally obligated to act in their best interests when selecting underlying funds, without taking fees into consideration.

ALLOCATION RISK. For funds-of-funds, the risk that the investment manager's evaluations regarding asset classes or underlying funds may be incorrect. There is no guarantee that the underlying funds will achieve their investment objectives. There is also a risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the asset class.

BORROWING RISK. To the extent the fund borrows money for investment purposes, which is commonly referred to as "leveraging," the fund's exposure to fluctuations in the prices of its assets will be increased as compared to the fund's exposure if the fund did not borrow. The fund's borrowing activities will exaggerate any increase or decrease in the net asset value of the fund. In addition, the interest which the fund pays on borrowed money, together with any additional costs of maintaining a borrowing facility, are additional costs borne by the fund and could reduce or eliminate any net investment profits. Unless profits on assets acquired with borrowed funds exceed the costs of borrowing, the use of borrowing will diminish the investment performance of the fund compared with what it would have been without borrowing. When the fund borrows money it must comply with certain asset coverage requirements, which at times may require the fund to dispose of some of its holdings, even though it may be disadvantageous to do so at the time.

CREDIT RISK. Credit risk is the risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable or unwilling to honor a financial obligation, such as payments due on a bond or a note. If the fund purchases unrated securities, or if the rating of a security is reduced after purchase, the fund will depend on the investment manager's analysis of credit risk more heavily than usual.

CONFIDENTIAL INFORMATION ACCESS RISK. For funds investing in floating rate loans, the investment manager normally will seek to avoid the receipt of material, non-public information (Confidential Information) about the issuers of floating rate loans being considered for acquisition by the fund, or held in the fund. In many instances, issuers of floating rate loans offer to furnish Confidential Information to prospective purchasers or holders of the issuer's floating rate loans to help potential investors assess the value of the loan. The investment manager's decision not to receive Confidential Information from these issuers may disadvantage the fund as compared to other floating rate loan investors, and may adversely affect the price the fund pays for the loans it purchases, or the price at which the fund sells the loans. Further, in situations when holders of floating rate loans are asked, for example, to grant consents, waivers or amendments, the investment manager's ability to assess the desirability of such consents, waivers or amendments may be compromised. For these and other reasons, it is possible that the investment manager's decision under normal circumstances not to receive Confidential Information could adversely affect the fund's performance.

COUNTERPARTY RISK. Counterparty risk is the risk that a counterparty to a financial instrument entered into by the fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The fund may obtain only limited recovery or may obtain no recovery in such circumstances. The fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.


Statement of Additional Information - Nov. 28, 2008                      Page 13

DERIVATIVES RISK. Derivatives are financial instruments that have a value which depends upon, or is derived from, the value of something else, such as one or more underlying securities, pools of securities, options, futures, indexes or currencies. Gains or losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss for the Fund. Derivative instruments in which the Fund invests will typically increase the Fund's exposure to Principal Risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty credit risk, hedging risk, leverage risk, and liquidity risk.

Correlation risk is related to hedging risk and is the risk that there may be an incomplete correlation between the hedge and the opposite position, which may result in increased or unanticipated losses.

Counterparty credit risk is the risk that a counterparty to the derivative instrument becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, and the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed.

Hedging risk is the risk that derivative instruments used to hedge against an opposite position may offset losses, but they may also offset gains.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument. Certain derivatives have the potential for unlimited losses, regardless of the size of the initial investment.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate, which may cause the Fund to be in a position to do something the investment manager would not otherwise choose, including accepting a lower price for the derivative instrument, selling other investments or foregoing another, more appealing investment opportunity.

Certain derivatives have the potential for unlimited losses regardless of the size of the initial investment.

DIVERSIFICATION RISK. A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund. Because each investment has a greater effect on the fund's performance, the fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.

For funds-of-funds, although most of the underlying funds are diversified funds, because the fund invests in a limited number of underlying funds, it is considered a non-diversified fund.

EXCHANGE-TRADED FUND (ETF) RISK. The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the fund's expenses and similar expenses incurred through ownership of the ETF.

FOREIGN/EMERGING MARKETS RISK. Foreign securities are securities of issuers based outside the United States. An issuer is deemed to be based outside the United States if it is organized under the laws of another country. Foreign securities are primarily denominated in foreign currencies. In addition to the risks normally associated with domestic securities of the same type, foreign securities are subject to the following foreign risks:

Country risk includes the political, economic, and other conditions of the country. These conditions include lack of publicly available information, less government oversight (including lack of accounting, auditing, and financial reporting standards), the possibility of government-imposed restrictions, and even the nationalization of assets. The liquidity of foreign investments may be more limited than for most U.S. investments, which means that, at times it may be difficult to sell foreign securities at desirable prices.

Currency risk results from the constantly changing exchange rates between local currency and the U.S. dollar. Whenever the fund holds securities valued in a foreign currency or holds the currency, changes in the exchange rate add to or subtract from the value of the investment.

Custody risk refers to the process of clearing and settling trades. It also covers holding securities with local agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standard of care of the local market. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of problems occurring.

Emerging markets risk includes the dramatic pace of change (economic, social, and political) in these countries as well as the other considerations listed above. These markets are in early stages of development and are extremely volatile. They can be marked by extreme inflation, devaluation of currencies, dependence on trade partners, and hostile relations with neighboring countries.

GEOGRAPHIC CONCENTRATION RISK. The fund may be particularly susceptible to economic, political or regulatory events affecting companies and countries within the specific geographic region in which the fund focuses its investments. Currency

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devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the fund may be more volatile than a more geographically diversified fund.

For state-specific funds. Because state-specific tax-exempt funds invest primarily in the municipal securities issued by the state and political sub-divisions of the state, each fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax- exempt investments will be significantly greater than that of a more geographically diversified fund, which may result in greater losses and volatility. See Appendix B for details. The value of municipal securities owned by a fund also may be adversely affected by future changes in federal or state income tax laws.

In addition, because of the relatively small number of issuers of tax-exempt securities, the fund may invest a higher percentage of its assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments.

HIGHLY LEVERAGED TRANSACTIONS RISK. Certain corporate loans and corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. These investments also may include senior obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code (commonly known as "debtor-in-possession" financings), provided that such senior obligations are determined by the fund's investment manager upon its credit analysis to be a suitable investment by the fund. In such highly leveraged transactions, the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Such business objectives may include but are not limited to: management's taking over control of a company (leveraged buy-out); reorganizing the assets and liabilities of a company (leveraged recapitalization); or acquiring another company. Loans or securities that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.

IMPAIRMENT OF COLLATERAL RISK. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower's obligations or difficult to liquidate. In addition, the fund's access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

INDEXING RISK. For funds that are managed to an index, the fund's performance will rise and fall as the performance of the index rises and falls.

INFLATION PROTECTED SECURITIES RISK. Inflation-protected debt securities tend to react to change in real interest rates. Real interest rates can be described as nominal interest rates minus the expected impact of inflation. In general, the price of an inflation-protected debt security falls when real interest rates rise, and rises when real interest rates fall. Interest payments on inflation-protected debt securities will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the fund may have no income at all. Income earned by a shareholder depends on the amount of principal invested and that principal will not grow with inflation unless the investor reinvests the portion of fund distributions that comes from inflation adjustments.

INITIAL PUBLIC OFFERING (IPO) RISK. IPOs are subject to many of the same risks as investing in companies with smaller market capitalizations. To the extent a fund determines to invest in IPOs it may not be able to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available. The investment performance of a fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the fund is able to do so. In addition, as a fund increases in size, the impact of IPOs on the fund's performance will generally decrease. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

INTEREST RATE RISK. The securities in the portfolio are subject to the risk of losses attributable to changes in interest rates. Interest rate risk is generally associated with bond prices: when interest rates rise, bond prices fall. In general, the longer the maturity or duration of a bond, the greater its sensitivity to changes in interest rates.

ISSUER RISK. An issuer, or the value of its stocks or bonds, may perform poorly. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, or other factors.

LEVERAGE RISK. Leverage occurs when the fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. Due to the fact that short sales involve borrowing securities and then selling them, the fund's short sales effectively leverage the fund's assets. The use of leverage may make any change in the fund's

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net asset value ("NAV") even greater and thus result in increased volatility of returns. The fund's assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the fund to use its other assets to increase the collateral. Leverage can also create an interest expense that may lower the fund's overall returns. Lastly, there is no guarantee that a leveraging strategy will be successful.

LIQUIDITY RISK. The risk associated from a lack of marketability of securities which may make it difficult or impossible to sell at desirable prices in order to minimize loss. The Fund may have to lower the selling price, sell other investments, or forego another, more appealing investment opportunity.

MARKET RISK. The market value of securities may fall or fail to rise. Market risk may affect a single issuer, sector of the economy, industry, or the market as a whole. The market value of securities may fluctuate, sometimes rapidly and unpredictably. This risk is generally greater for small and mid-sized companies, which tend to be more vulnerable to adverse developments. In addition, focus on a particular style, for example, investment in growth or value securities, may cause the Fund to underperform other mutual funds if that style falls out of favor with the market.

PREPAYMENT AND EXTENSION RISK. The risk that a bond or other security might be called, or otherwise converted, prepaid, or redeemed, before maturity. This risk is primarily associated with asset-backed securities, including mortgage backed securities. If a security is converted, prepaid, or redeemed, before maturity, particularly during a time of declining interest rates, the portfolio managers may not be able to reinvest in securities providing as high a level of income, resulting in a reduced yield to the fund. Conversely, as interest rates rise, the likelihood of prepayment decreases. The portfolio managers may be unable to capitalize on securities with higher interest rates because the Fund's investments are locked in at a lower rate for a longer period of time.

QUANTITATIVE MODEL RISK. Securities selected using quantitative methods may perform differently from the market as a whole as a result of the factors used in the quantitative method, the weight placed on each factor, and changes in the factors' historical trends. The quantitative methodology employed by the investment manager has been extensively tested using historical securities market data, but has only recently begun to be used to manage open-end mutual funds. There can be no assurance that the methodology will enable the fund to achieve its objective.

REINVESTMENT RISK. The risk that an investor will not be able to reinvest income or principal at the same rate it currently is earning.

SECTOR RISK. Investments that are concentrated in a particular issuer, geographic region, or sector will be more susceptible to changes in price. The more a fund diversifies, the more it spreads risk and potentially reduces the risks of loss and volatility.

SHORT SALES RISK. The fund may make short sales, which involves selling a security the fund does not own in anticipation that the security's price will decline. The fund must borrow those securities to make delivery to the buyer. The fund may not always be able to borrow a security it wants to sell short. The fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the fund. Short sales expose the fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the fund. The fund may also be required to close out a short position at a time when it might not otherwise choose, for example, if the lender of the security calls it back, which may have the effect of reducing or eliminating potential gain, or cause the fund to realize a loss. Short positions introduce more risk to the fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Additionally, the fund's use of short sales in effect "leverages" the fund, as the fund intends to use the cash proceeds from short sales to invest in additional long positions. This leverage effect potentially exposes the fund to greater risks due to unanticipated market movements, which may magnify losses and increase the volatility of returns. See Leverage Risk and Market Risk.

SMALL AND MID-SIZED COMPANY RISK. Investments in small and medium companies often involve greater risks than investments in larger, more established companies because small and medium companies may lack the management experience, financial resources, product diversification, experience, and competitive strengths of larger companies. Additionally, in many instances the securities of small and medium companies are traded only over-the-counter or on regional securities exchanges and the frequency and volume of their trading is substantially less and may be more volatile than is typical of larger companies.

TAX RISK. As a regulated investment company, a fund must derive at least 90% of its gross income for each taxable year from sources treated as "qualifying income" under the Internal Revenue Code of 1986, as amended. The Fund currently intends to take positions in forward currency contracts with notional value up to the Fund's total net assets. Although foreign currency gains currently constitute "qualifying income" the Treasury Department has the authority to issue regulations

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

excluding from the definition of "qualifying incomes" a fund's foreign currency gains not "directly related" to its "principal business" of investing in stocks or securities (or options and futures with respect thereto). Such regulations might treat gains from some of the Fund's foreign currency-denominated positions as not "qualifying income" and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund might not qualify as a regulated investment company for one or more years. In the event the Treasury Department issues such regulations, the Fund's Board of Directors may authorize a significant change in investment strategy or Fund liquidation.

TRACKING ERROR RISK. For funds that are managed to an index, the fund may not track the index perfectly because differences between the index and the fund's portfolio can cause differences in performance. The investment manager purchases securities and other instruments in an attempt to replicate the performance of the index. However, the tools that the investment manager uses to replicate the index are not perfect and the fund's performance is affected by factors such as the size of the fund's portfolio, transaction costs, management fees and expenses, brokerage commissions and fees, the extent and timing of cash flows in and out of the fund and changes in the index.

In addition, the returns from a specific type of security (for example, mid-cap stocks) may trail returns from other asset classes or the overall market. Each type of security will go through cycles of doing better or worse than stocks or bonds in general. These periods may last for several years.

UNDERLYING FUND SELECTION RISK. For funds-of-funds, the risk that the selected underlying funds' performance may be lower than the performance of the asset class they were selected to represent or may be lower than the performance of alternative underlying funds that could have been selected to represent the investment category.

INVESTMENT STRATEGIES

The following information supplements the discussion of each fund's investment objectives, policies, and strategies that are described in the prospectus and in this SAI. The following describes strategies that many mutual funds use and types of securities that they purchase. Please refer to the table titled Investment Strategies and Types of Investments to see which are applicable to various categories of funds.

AGENCY AND GOVERNMENT SECURITIES
The U.S. government and its agencies issue many different types of securities. U.S. Treasury bonds, notes, and bills and securities, including mortgage pass through certificates of the Government National Mortgage Association (GNMA), are guaranteed by the U.S. government.

Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises but are not guaranteed by the U.S. government. This may increase the credit risk associated with these investments. Government-sponsored entities issuing securities include privately owned, publicly chartered entities created to reduce borrowing costs for certain sectors of the economy, such as farmers, homeowners, and students. They include the Federal Farm Credit Bank System, Farm Credit Financial Assistance Corporation, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation(*) (FHLMC), Federal National Mortgage Association(*) (FNMA), Student Loan Marketing Association
(SLMA), and Resolution Trust Corporation (RTC). Government-sponsored entities may issue discount notes (with maturities ranging from overnight to 360 days) and bonds. Agency and government securities are subject to the same concerns as other debt obligations. (See also Debt Obligations and Mortgage- and Asset-Backed Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with agency and government securities include:
Inflation Risk, Interest Rate Risk, Prepayment and Extension Risk, and Reinvestment Risk.

BORROWING
If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage. Under the 1940 Act, the fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to sell (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if such liquidations of the fund's holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities or the fund's NAV, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances) which may or may not exceed the income received from the securities purchased with borrowed funds.


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Although one or more of the other risks described in this SAI may apply, the largest risks associated with borrowing include: Inflation Risk.

    * On Sept. 7, 2008, the Federal Housing Finance Agency (FHFA), an agency of the U.S. government, placed the FHLMC and FNMA into conservatorship, a statutory process with the objective of returning the entities to normal business operations. FHFA will act as the conservator to operate the enterprises until they are stabilized.

CASH/MONEY MARKET INSTRUMENTS
Cash-equivalent investments include short-term U.S. and Canadian government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers' acceptances, and letters of credit of banks or savings and loan associations having capital, surplus, and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. A fund also may purchase short-term notes and obligations of U.S. and foreign banks and corporations and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks. (See also Commercial Paper, Debt Obligations, Repurchase Agreements, and Variable- or Floating-Rate Securities.) These types of instruments generally offer low rates of return and subject a fund to certain costs and expenses. See Appendix A for a discussion of securities ratings.

Bankers' acceptances are marketable short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

Bank certificates of deposit are certificates issued against funds deposited in a bank (including eligible foreign branches of U.S. banks), are for a definite period of time, earn a specified rate of return and are normally negotiable.

A fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the RiverSource funds and other institutional clients of RiverSource Investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with cash/money market instruments include: Credit Risk and Inflation Risk.

COLLATERALIZED BOND OBLIGATIONS
Collateralized bond obligations (CBOs) are investment grade bonds backed by a pool of bonds, which may include junk bonds. CBOs are similar in concept to collateralized mortgage obligations (CMOs), but differ in that CBOs represent different degrees of credit quality rather than different maturities. (See also Mortgage- and Asset-Backed Securities.) Underwriters of CBOs package a large and diversified pool of high-risk, high-yield junk bonds, which is then separated into "tiers." Typically, the first tier represents the higher quality collateral and pays the lowest interest rate; the second tier is backed by riskier bonds and pays a higher rate; the third tier represents the lowest credit quality and instead of receiving a fixed interest rate receives the residual interest payments -- money that is left over after the higher tiers have been paid. CBOs, like CMOs, are substantially overcollateralized and this, plus the diversification of the pool backing them, may earn certain of the tiers investment-grade bond ratings. Holders of third-tier CBOs stand to earn high yields or less money depending on the rate of defaults in the collateral pool. (See also High-Yield Debt Securities (Junk Bonds).)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with CBOs include: Credit Risk, Interest Rate Risk and Prepayment and Extension Risk.

COMMERCIAL PAPER
Commercial paper is a short-term debt obligation with a maturity ranging from 2 to 270 days issued by banks, corporations, and other borrowers. It is sold to investors with temporary idle cash as a way to increase returns on a short-term basis. These instruments are generally unsecured, which increases the credit risk associated with this type of investment. (See also Debt Obligations and Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with commercial paper include: Credit Risk and Liquidity Risk.

COMMON STOCK
Common stock represents units of ownership in a corporation. Owners typically are entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings. In the event that a corporation is liquidated, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock.

The price of common stock is generally determined by corporate earnings, type of products or services offered, projected growth rates, experience of management, liquidity, and general market conditions for the markets on which the stock trades.


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Although one or more of the other risks described in this SAI may apply, the largest risks associated with common stock include: Issuer Risk, Market Risk, and Small and Mid-Sized Company Risk.

CONVERTIBLE SECURITIES
Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into common, preferred or other securities of the same or a different issuer within a particular period of time at a specified price. Some convertible securities, such as preferred equity-redemption cumulative stock (PERCs), have mandatory conversion features. Others are voluntary. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with convertible securities include: Interest Rate Risk, Issuer Risk, Market Risk, Prepayment and Extension Risk, and Reinvestment Risk.

CORPORATE BONDS
Corporate bonds are debt obligations issued by private corporations, as distinct from bonds issued by a government agency or a municipality. Corporate bonds typically have four distinguishing features: (1) they are taxable; (2) they have a par value of $1,000; (3) they have a term maturity, which means they come due all at once; and (4) many are traded on major exchanges. Corporate bonds are subject to the same concerns as other debt obligations. (See also Debt Obligations and High-Yield Debt Securities (Junk Bonds).) Corporate bonds may be either secured or unsecured. Unsecured corporate bonds are generally referred to as "debentures." See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with corporate bonds include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEBT OBLIGATIONS
Many different types of debt obligations exist (for example, bills, bonds, or notes). Issuers of debt obligations have a contractual obligation to pay interest at a fixed, variable or floating rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call these securities during periods of falling interest rates. When this happens, an investor may have to replace these securities with lower yielding securities, which could result in a lower return.

The market value of debt obligations is affected primarily by changes in prevailing interest rates and the issuers perceived ability to repay the debt. The market value of a debt obligation generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price usually rises, and when prevailing interest rates rise, the price usually declines.

In general, the longer the maturity of a debt obligation, the higher its yield and the greater the sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability.

As noted, the values of debt obligations also may be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings. (See also Agency and Government Securities, Corporate Bonds, and High-Yield Debt Securities (Junk Bonds).)


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Generally, debt obligations that are investment grade are those that have been rated in one of the top four credit quality categories by two out of the three independent rating agencies. In the event that a debt obligation has been rated by only two agencies, the most conservative, or lower, rating must be in one of the top four credit quality categories in order for the security to be considered investment grade. If only one agency has rated the debt obligation, that rating must be in one of the top four credit quality categories for the security to be considered investment grade. See Appendix A for a discussion of securities ratings.

All ratings limitations are applied at the time of purchase. Subsequent to purchase, a debt security may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. Neither event will require the sale of such a security, but it will be a factor in considering whether to continue to hold the security. To the extent that ratings change as a result of changes in a rating agency or its rating system, a fund will attempt to use comparable ratings as standards for selecting investments.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with debt obligations include: Credit Risk, Interest Rate Risk, Issuer Risk, Prepayment and Extension Risk, and Reinvestment Risk.

DEPOSITARY RECEIPTS
Some foreign securities are traded in the form of American Depositary Receipts
(ADRs). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities of foreign issuers. European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts involve the risks of other investments in foreign securities. In addition, ADR holders may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications. (See also Common Stock and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with depositary receipts include: Foreign/Emerging Markets Risk, Issuer Risk, and Market Risk.

DERIVATIVE INSTRUMENTS
Derivative instruments are commonly defined to include securities or contracts whose values depend, in whole or in part, on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities.

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to options or forward contracts. Such instruments may be used to maintain cash reserves while remaining fully invested, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs, or to pursue higher investment returns. Derivative instruments are characterized by requiring little or no initial payment. Their value changes daily based on a security, a currency, a group of securities or currencies, or an index. A small change in the value of the underlying security, currency, or index can cause a sizable percentage gain or loss in the price of the derivative instrument.

Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward- based derivatives include forward contracts, swap contracts, and exchange-traded futures. Forward-based derivatives are sometimes referred to generically as "futures contracts." Option-based derivatives include privately negotiated, over-the-counter (OTC) options (including caps, floors, collars, and options on futures) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or futures in different ways, and by applying these structures to a wide range of underlying assets.

Options. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who sells a call option is called a writer. The writer of a call option agrees for the length of the contract to sell the security at the set price when the buyer wants to exercise the option, no matter what the market price of the security is at that time. A person who buys a put option has the right to sell a security at a set price for the length of the contract. A person who writes a put option agrees to buy the security at the set price if the purchaser wants to exercise the option during the length of the contract, no matter what the market price of the security is at that time. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition to the premium, the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The premium received by the writer is retained whether or not the option is exercised. A writer of a call option may have to sell the

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

security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price.

When an option is purchased, the buyer pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For record keeping and tax purposes, the price obtained on the sale of the underlying security is the combination of the exercise price, the premium, and both commissions.

One of the risks an investor assumes when it buys an option is the loss of the premium. To be beneficial to the investor, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then, the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Options on many securities are listed on options exchanges. If a fund writes listed options, it will follow the rules of the options exchange. Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board Options Exchange, or NASDAQ will be valued at the last quoted sales price or, if such a price is not readily available, at the mean of the last bid and ask prices.

Options on certain securities are not actively traded on any exchange, but may be entered into directly with a dealer. These options may be more difficult to close. If an investor is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call written by the investor expires or is exercised.

Futures Contracts. A futures contract is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. Many futures contracts trade in a manner similar to the way a stock trades on a stock exchange and the commodity exchanges.

Generally, a futures contract is terminated by entering into an offsetting transaction. An offsetting transaction is effected by an investor taking an opposite position. At the time a futures contract is made, a good faith deposit called initial margin is set up. Daily thereafter, the futures contract is valued and the payment of variation margin is required so that each day a buyer would pay out cash in an amount equal to any decline in the contract's value or receive cash equal to any increase. At the time a futures contract is closed out, a nominal commission is paid, which is generally lower than the commission on a comparable transaction in the cash market.

Futures contracts may be based on various securities, securities indexes (such as the S&P 500 Index), foreign currencies and other financial instruments and indexes.

A fund may engage in futures and related options transactions to produce incremental earnings, to hedge existing positions, and to increase flexibility. The fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a "commodity pool operator." The fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the fund may invest in futures contracts without registering with the CFTC.

Options on Futures Contracts. Options on futures contracts give the holder a right to buy or sell futures contracts in the future. Unlike a futures contract, which requires the parties to the contract to buy and sell a security on a set date (some futures are settled in cash), an option on a futures contract merely entitles its holder to decide on or before a future date (within nine months of the date of issue) whether to enter into a contract. If the holder decides not to enter into the contract, all that is lost is the amount (premium) paid for the option. Further, because the value of the option is fixed at the point of sale, there are no daily payments of cash to reflect the change in the value of the underlying contract. However, since an option gives the buyer the right to enter into a contract at a set price for a fixed period of time, its value does change daily.

One of the risks in buying an option on a futures contract is the loss of the premium paid for the option. The risk involved in writing options on futures contracts an investor owns, or on securities held in its portfolio, is that there could be an increase in the market value of these contracts or securities. If that occurred, the option would be exercised and the asset sold at a lower price than the cash market price. To some extent, the risk of not realizing a gain could be reduced by entering into a closing transaction. An investor could enter into a closing transaction by purchasing an option with the same terms as the one previously sold. The cost to close the option and terminate the investor's obligation, however, might still result in a loss. Further, the investor might not be able to close the option because of insufficient activity in the options market. Purchasing options also limits the use of monies that might otherwise be available for long-term investments.


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Options on Indexes. Options on indexes are securities traded on national securities exchanges. An option on an index is similar to an option on a futures contract except all settlements are in cash. A fund exercising a put, for example, would receive the difference between the exercise price and the current index level. Options may also be traded with respect to other types of indexes, such as options on indexes of commodities futures.

Currency Options. Options on currencies are contracts that give the buyer the right, but not the obligation, to buy (call options) or sell (put options) a specified amount of a currency at a predetermined price (strike rate) on or before the option matures (expiry date). Conversely, the seller has the obligation to buy or sell a currency option upon exercise of the option by the purchaser. Currency options are traded either on a national securities exchange or over-the-counter.

Tax and Accounting Treatment. As permitted under federal income tax laws and to the extent a fund is allowed to invest in futures contracts, a fund would intend to identify futures contracts as part of a mixed straddle and not mark them to market, that is, not treat them as having been sold at the end of the year at market value. If a fund is using short futures contracts for hedging purposes, the fund may be required to defer recognizing losses incurred on short futures contracts and on underlying securities. Any losses incurred on securities that are part of a straddle may be deferred to the extent there is unrealized appreciation on the offsetting position until the offsetting position is sold. Federal income tax treatment of gains or losses from transactions in options, options on futures contracts and indexes will depend on whether the option is a section 1256 contract. If the option is a non-equity option, a fund would either make a 1256(d) election and treat the option as a mixed straddle or mark to market the option at fiscal year end and treat the gain/loss as 40% short-term and 60% long-term.

The Internal Revenue Service (IRS) has ruled publicly that an exchange-traded call option is a security for purposes of the 50%-of-assets test and that its issuer is the issuer of the underlying security, not the writer of the option, for purposes of the diversification requirements.

Accounting for futures contracts will be according to generally accepted accounting principles. Initial margin deposits will be recognized as assets due from a broker (a fund's agent in acquiring the futures position). During the period the futures contract is open, changes in value of the contract will be recognized as unrealized gains or losses by marking to market on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments will be made or received depending upon whether gains or losses are incurred. All contracts and options will be valued at the last-quoted sales price on their primary exchange.

Other Risks of Derivatives. The primary risk of derivatives is the same as the risk of the underlying asset, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose an investor to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the investment manager's ability to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed.

Another risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately-negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, an investor will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses.

When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

Derivatives also are subject to the risk that they cannot be sold, closed out, or replaced quickly at or very close to their fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.


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Another risk is caused by the legal unenforcibility of a party's obligations under the derivative. A counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(See also Foreign Currency Transactions.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with derivative instruments include: Derivatives Risk and Liquidity Risk.

EXCHANGE-TRADED FUNDS
Exchange-traded funds (ETFs) represent shares of ownership in mutual funds, unit investment trusts or depositary receipts. ETFs hold portfolios of securities that are designed to replicate, as closely as possible before expenses, the price and yield of a specified market index. The performance results of ETFs will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by ETFs. ETF shares are sold and redeemed at net asset value only in large blocks called creation units and redemption units, respectively. ETF shares also may be purchased and sold in secondary market trading on national securities exchanges, which allows investors to purchase and sell ETF shares at their market price throughout the day.

Although one or more of the other risks described in this SAI may apply, investments in ETFs involve the same risks associated with a direct investment in the types of securities included in the indices the ETFs are designed to replicate, including Market Risk. Shares of an ETF may trade at a market price that is less than their net asset value and an active trading market in such shares may not develop or continue. Finally, there can be no assurance that the portfolio of securities purchased by an ETF to replicate a particular index will replicate such index.

FLOATING RATE LOANS
Most floating rate loans are acquired directly from the agent bank or from another holder of the loan by assignment. Most such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks and institutional investors, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan. Floating rate loans may include delayed draw term loans and prefunded or synthetic letters of credit.

A fund's ability to receive payments of principal and interest and other amounts in connection with loans held by it will depend primarily on the financial condition of the borrower. The failure by the fund to receive scheduled interest or principal payments on a loan would adversely affect the income of the fund and would likely reduce the value of its assets, which would be reflected in a reduction in the fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or purchasing an assignment in a loan. In selecting the loans in which the fund will invest, however, the investment manager will not rely on that credit analysis of the agent bank, but will perform its own investment analysis of the borrowers. The investment manager's analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. The majority of loans the fund will invest in will be rated by one or more of the nationally recognized rating agencies. Investments in loans may be of any quality, including "distressed" loans, and will be subject to the fund's credit quality policy.

Loans may be structured in different forms, including assignments and participations. In an assignment, a fund purchases an assignment of a portion of a lender's interest in a loan. In this case, the fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan.

The borrower of a loan may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan.

Corporate loans in which a fund may purchase a loan assignment are made generally to finance internal growth, mergers, acquisitions, recapitalizations, stock repurchases, leveraged buy-outs, dividend payments to sponsors and other corporate activities. Under current market conditions, most of the corporate loans purchased by the fund will represent loans made to highly leveraged corporate borrowers. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. The fund may hold investments in loans for a very short period of time when opportunities to resell the investments that the investment manager believes are attractive arise.


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Certain of the loans acquired by a fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan assignment. To the extent that the fund is committed to make additional loans under such an assignment, it will at all times designate cash or securities in an amount sufficient to meet such commitments.

Notwithstanding its intention in certain situations to not receive material, non-public information with respect to its management of investments in floating rate loans, the investment manager may from time to time come into possession of material, non-public information about the issuers of loans that may be held in a fund's portfolio. Possession of such information may in some instances occur despite the investment manager's efforts to avoid such possession, but in other instances the investment manager may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, the investment manager's ability to trade in these loans for the account of the fund could potentially be limited by its possession of such information. Such limitations on the investment manager's ability to trade could have an adverse effect on the fund by, for example, preventing the fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

In some instances, other accounts managed by the investment manager may hold other securities issued by borrowers whose floating rate loans may be held in a fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, the investment manager may owe conflicting fiduciary duties to the fund and other client accounts. The investment manager will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if the investment manager's client accounts collectively held only a single category of the issuer's securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with floating rate loans include: Credit Risk and Prepayment and Extension Risk.

FOREIGN CURRENCY TRANSACTIONS
Investments in foreign countries usually involve currencies of foreign countries. In addition, a fund may hold cash and cash equivalent investments in foreign currencies. As a result, the value of a fund's assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Also, a fund may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time causing a fund's NAV (Net Asset Value) to fluctuate. Currency exchange rates are generally determined by the forces of supply and demand in the foreign exchange markets, actual or anticipated changes in interest rates, and other complex factors. Currency exchange rates also can be affected by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments.

Spot Rates and Derivative Instruments. A fund may conduct its foreign currency exchange transactions either at the spot (cash) rate prevailing in the foreign currency exchange market or by entering into forward currency exchange contracts (forward contracts). (See also Derivative Instruments.) These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market for the underlying foreign currencies at prices that are less favorable than for round lots.

A fund may enter into forward contracts for a variety of reasons, but primarily it will enter into such contracts for risk management (hedging) or for investment purposes.

A fund may enter into forward contracts to settle a security transaction or handle dividend and interest collection. When a fund enters into a contract for the purchase or sale of a security denominated in a foreign currency or has been notified of a dividend or interest payment, it may desire to lock in the price of the security or the amount of the payment, usually in U.S. dollars, although it could desire to lock in the price of the security in another currency. By entering into a forward contract, a fund would be able to protect itself against a possible loss resulting from an adverse change in the relationship between different currencies from the date the security is purchased or sold to the date on which payment is made or received or when the dividend or interest is actually received.

A fund may enter into forward contracts when management of the fund believes the currency of a particular foreign country may decline in value relative to another currency. When selling currencies forward in this fashion, a fund may seek to hedge

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

the value of foreign securities it holds against an adverse move in exchange rates. The precise matching of forward contract amounts and the value of securities involved generally will not be possible since the future value of securities in foreign currencies more than likely will change between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is highly uncertain. Unless specifically permitted, a fund would not enter into such forward contracts or maintain a net exposure to such contracts when consummating the contracts would obligate it to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency.

This method of protecting the value of the fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some point in time. Although forward contracts tend to minimize the risk of loss due to a decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

A fund may also enter into forward contracts when its management believes the currency of a particular country will increase in value relative to another currency. A fund may buy currencies forward to gain exposure to a currency without incurring the additional costs of purchasing securities denominated in that currency.

Absolute Return Currency and Income Fund is designed to invest in a combination of forward currency contracts and U.S. dollar-denominated market instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument. For example, the combination of U.S. dollar-denominated instruments with long forward currency exchange contracts creates a position economically equivalent to a position in the foreign currency, in anticipation of an increase in the value of the foreign currency against the U.S. dollar. Conversely, the combination of U.S. dollar-denominated instruments with short forward currency exchange contracts is economically equivalent to borrowing the foreign currency for delivery at a specified date in the future, in anticipation of a decrease in the value of the foreign currency against the U.S. dollar. This strategy may also be employed by other funds. Unanticipated changes in the currency exchange results could result in poorer performance for funds that enter into these types of transactions.

A fund may designate cash or securities in an amount equal to the value of the fund's total assets committed to consummating forward contracts entered into under the circumstance set forth above. If the value of the securities declines, additional cash or securities will be designated on a daily basis so that the value of the cash or securities will equal the amount of the fund's commitments on such contracts.

At maturity of a forward contract, a fund may either deliver (if a contract to sell) or take delivery of (if a contract to buy) the foreign currency or terminate its contractual obligation by entering into an offsetting contract with the same currency trader, the same maturity date, and covering the same amount of foreign currency.

If a fund engages in an offsetting transaction, it would incur a gain or loss to the extent there has been movement in forward contract prices. If a fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to buy or sell the foreign currency.

Although a fund values its assets each business day in terms of U.S. dollars, it may not intend to convert its foreign currencies into U.S. dollars on a daily basis. It would do so from time to time, and shareholders should be aware of currency conversion costs. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a fund at one rate, while offering a lesser rate of exchange should a fund desire to resell that currency to the dealer.

For Absolute Return Currency and Income Fund, it is possible, under certain circumstances, including entering into forward currency contracts for investment purposes, that the fund may have to limit or restructure its forward contract currency transactions to qualify as a "regulated investment company" under the Internal Revenue Code.

Options on Foreign Currencies. A fund may buy put and call options and write covered call and cash-secured put options on foreign currencies for hedging purposes and to gain exposure to foreign currencies. For example, a decline in the dollar value of a foreign currency in which securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against the diminutions in the value of securities, a fund may buy put options on the foreign currency. If the value of the currency does decline, a fund would have the right to sell the currency for a fixed amount in dollars and would offset, in whole or in part, the adverse effect on its portfolio that otherwise would have resulted.

Conversely, where a change in the dollar value of a currency would increase the cost of securities a fund plans to buy, or where a fund would benefit from increased exposure to the currency, a fund may buy call options on the foreign currency. The purchase of the options could offset, at least partially, the changes in exchange rates.


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As in the case of other types of options, however, the benefit to a fund derived from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in rates.

A fund may write options on foreign currencies for the same types of purposes. For example, when a fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option would most likely not be exercised and the diminution in value of securities would be fully or partially offset by the amount of the premium received.

Similarly, instead of purchasing a call option when a foreign currency is expected to appreciate, a fund could write a put option on the relevant currency. If rates move in the manner projected, the put option would expire unexercised and allow the fund to hedge increased cost up to the amount of the premium.

As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to buy or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefits that might otherwise have been obtained from favorable movements on exchange rates.

All options written on foreign currencies will be covered. An option written on foreign currencies is covered if a fund holds currency sufficient to cover the option or has an absolute and immediate right to acquire that currency without additional cash consideration upon conversion of assets denominated in that currency or exchange of other currency held in its portfolio. An option writer could lose amounts substantially in excess of its initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies are traded through financial institutions acting as market-makers, although foreign currency options also are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.

Foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (OCC), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in certain foreign countries for that purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

Foreign Currency Futures and Related Options. A fund may enter into currency futures contracts to buy or sell currencies. It also may buy put and call options and write covered call and cash-secured put options on currency futures. Currency futures contracts are similar to currency forward contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures call for payment of delivery in U.S. dollars. A fund may use currency futures for the same purposes as currency forward contracts, subject to CFTC limitations.

Currency futures and options on futures values can be expected to correlate with exchange rates, but will not reflect other factors that may affect the value of the fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect a fund against price decline if the issuer's creditworthiness deteriorates. Because the value of a fund's investments denominated in foreign currency will change in

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

response to many factors other than exchange rates, it may not be possible to match the amount of a forward contract to the value of a fund's investments denominated in that currency over time.

A fund will hold securities or other options or futures positions whose values are expected to offset its obligations. The fund would not enter into an option or futures position that exposes the fund to an obligation to another party unless it owns either (i) an offsetting position in securities or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. (See also Derivative Instruments and Foreign Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign currency transactions include: Derivatives Risk, Interest Rate Risk, and Liquidity Risk.

FOREIGN SECURITIES
Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations involve special risks, including those set forth below, which are not typically associated with investing in U.S. securities. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic companies. Additionally, many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than the volume and liquidity in the U.S. and, at times, volatility of price can be greater than in the U.S. Further, foreign markets have different clearance, settlement, registration, and communication procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in such procedures could result in temporary periods when assets are uninvested and no return is earned on them. The inability of an investor to make intended security purchases due to such problems could cause the investor to miss attractive investment opportunities.

Payment for securities without delivery may be required in certain foreign markets and, when participating in new issues, some foreign countries require payment to be made in advance of issuance (at the time of issuance, the market value of the security may be more or less than the purchase price). Some foreign markets also have compulsory depositories (i.e., an investor does not have a choice as to where the securities are held). Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. Further, an investor may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in the U.S. It may be more difficult for an investor's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the U.S. and foreign countries may be less reliable than within the U.S., thus increasing the risk of delays or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of nationalization, expropriation, the imposition of additional withholding or confiscatory taxes, political, social, or economic instability, diplomatic developments that could affect investments in those countries, or other unforeseen actions by regulatory bodies (such as changes to settlement or custody procedures).

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

The introduction of a single currency, the euro, on Jan. 1, 1999 for participating European nations in the Economic and Monetary Union (EU) presents unique uncertainties, including the legal treatment of certain outstanding financial contracts after Jan. 1, 1999 that refer to existing currencies rather than the euro; the establishment and maintenance of exchange rates; the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax or labor regimes of European countries participating in the euro will converge over time; and whether the admission of other countries such as Poland, Latvia, and Lithuania as members of the EU may have an impact on the euro.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with foreign securities include: Foreign/Emerging Markets Risk and Issuer Risk.

FUNDING AGREEMENTS
A fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. (See also Illiquid and Restricted Securities.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with funding agreements include: Credit Risk and Liquidity Risk.


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HIGH-YIELD DEBT SECURITIES (JUNK BONDS)
High yield (high-risk) debt securities are sometimes referred to as junk bonds. They are non-investment grade (lower quality) securities that have speculative characteristics. Lower quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.

See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

All fixed rate interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations also may be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than a default by issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower quality security defaulted, an investor might incur additional expenses to seek recovery.

Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the securities. Consequently, credit ratings are used only as a preliminary indicator of investment quality.

An investor may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower quality and comparable unrated securities, there is no established retail secondary market for many of these securities. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities also may make it more difficult for an investor to obtain accurate market quotations. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Legislation may be adopted from time to time designed to limit the use of certain lower quality and comparable unrated securities by certain issuers.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with high-yield debt securities include: Credit Risk, Interest Rate Risk, and Prepayment and Extension Risk.

ILLIQUID AND RESTRICTED SECURITIES
Illiquid securities are securities that are not readily marketable. These securities may include, but are not limited to, certain securities that are subject to legal or contractual restrictions on resale, certain repurchase agreements, and derivative instruments. To the extent a fund invests in illiquid or restricted securities, it may encounter difficulty in determining a market value for the securities. Disposing of illiquid or restricted securities may involve time- consuming negotiations and legal expense, and it may be difficult or impossible for a fund to sell the investment promptly and at an acceptable price.

In determining the liquidity of all securities and derivatives, such as Rule 144A securities, which are unregistered securities offered to qualified institutional buyers, and interest-only and principal-only fixed mortgage-backed securities (IOs and POs) issued by the U.S. government or its agencies and instrumentalities the investment manager, under guidelines established by the Board, will consider any relevant factors including the frequency of trades, the number of dealers willing to purchase or sell the security and the nature of marketplace trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with illiquid and restricted securities include:
Liquidity Risk.

INDEXED SECURITIES
The value of indexed securities is linked to currencies, interest rates, commodities, indexes, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise

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or fall according to the change in one or more specified underlying instruments.
Indexed securities may be more volatile than the underlying instrument itself and they may be less liquid than the securities represented by the index. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with indexed securities include: Liquidity Risk and Market Risk.

INFLATION PROTECTED SECURITIES
Inflation is a general rise in prices of goods and services. Inflation erodes the purchasing power of an investor's assets. For example, if an investment provides a total return of 7% in a given year and inflation is 3% during that period, the inflation-adjusted, or real, return is 4%. Inflation-protected securities are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. One type of inflation-protected debt security is issued by the U.S. Treasury. The principal of these securities is adjusted for inflation as indicated by the Consumer Price Index for Urban Consumers (CPI) and interest is paid on the adjusted amount. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.

If the CPI falls, the principal value of inflation-protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Conversely, if the CPI rises, the principal value of inflation-protected securities will be adjusted upward, and consequently the interest payable on these securities will be increased. Repayment of the original bond principal upon maturity is guaranteed in the case of U.S. Treasury inflation-protected securities, even during a period of deflation. However, the current market value of the inflation-protected securities is not guaranteed and will fluctuate. Other inflation-indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Other issuers of inflation-protected debt securities include other U.S. government agencies or instrumentalities, corporations and foreign governments. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

Any increase in principal for an inflation-protected security resulting from inflation adjustments is considered by IRS regulations to be taxable income in the year it occurs. For direct holders of an inflation-protected security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments in the form of cash or reinvested shares, which are taxable to shareholders.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with inflation- protected securities include: Interest Rate Risk and Market Risk.

INITIAL PUBLIC OFFERINGS (IPOS)
Companies issuing IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Funds that invest in IPOs can be affected by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies.

Although one or more risks described in this SAI may apply, the largest risks associated with IPOs include: Small and Mid-Sized Company Risk and Initial Public Offering (IPO) Risk.

INVERSE FLOATERS
Inverse floaters or inverse floating rate securities are a type of derivative long-term fixed income obligation with a floating or variable interest rate that moves in the opposite direction of short-term interest rates. As short-term interest rates go down, the holders of the inverse floaters receive more income and, as short-term interest rates go up, the holders of the inverse floaters receive less income. As with all long-term fixed income securities, the price of the inverse floater moves inversely

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with long-term interest rates; as long-term interest rates go down, the price of the inverse floater moves up and, when long-term interest rates go up, the price of the inverse floater moves down. While inverse floater securities tend to provide more income than similar term and credit quality fixed-rate bonds, they also exhibit greater volatility in price movement (both up and down).

In the municipal market an inverse floater is typically created when the owner of a municipal fixed rate bond transfers that bond to a trust in exchange for cash and a residual interest in the trust's assets and cash flows (inverse floater certificates). The trust funds the purchase of the bond by issuing two classes of certificates: short-term floating rate notes (typically sold to third parties) and the inverse floaters (also known as residual certificates). No additional income beyond that provided by the trust's underlying bond is created; rather, that income is merely divided-up between the two classes of certificates. The holder of the inverse floating rate securities typically has the right to (1) cause the holders of the short-term floating rate notes to tender their notes at par ($100) and (2) to return the inverse floaters and withdraw the underlying bonds, thereby collapsing the trust. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with transactions in inverse floaters include: Interest Rate Risk, Credit Risk, Liquidity Risk and Market Risk.

INVESTMENT COMPANIES
Investing in securities issued by registered and unregistered investment companies may involve the duplication of advisory fees and certain other expenses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the securities of other investment companies include: Market Risk.

LENDING OF PORTFOLIO SECURITIES
A fund may lend certain of its portfolio securities. The current policy of the Board is to make these loans, either long- or short-term, to broker-dealers. Loans will be structured in a manner that will enable a fund to call the loan in order to vote in a proxy solicitation if the fund has knowledge of a material event to be voted on that would affect the fund's investment in the loaned security. In making loans, the lender receives the market price in cash, U.S. government securities, letters of credit, or such other collateral as may be permitted by regulatory agencies and approved by the Board. If the market price of the loaned securities goes up, the lender will get additional collateral on a daily basis. If the market price of the loaned securities goes down, the borrower may request that some collateral be returned. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the lender receives cash payments equivalent to all interest or other distributions paid on the loaned securities. The lender may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The lender will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with the lending of portfolio securities include:
Credit Risk.

LOAN PARTICIPATIONS
Loans, loan participations, and interests in securitized loan pools are interests in amounts owed by a corporate, governmental, or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies, or international agencies). Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with loan participations include: Credit Risk.

MORTGAGE- AND ASSET-BACKED SECURITIES
Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations (CMOs). These securities may be issued or guaranteed by U.S. government agencies or instrumentalities (see also Agency and Government Securities), or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental

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credit enhancement. Commercial mortgage-backed securities (CMBS) are a specific type of mortgage-backed security collateralized by a pool of mortgages on commercial real estate.

Stripped mortgage-backed securities are a type of mortgage-backed security that receive differing proportions of the interest and principal payments from the underlying assets. Generally, there are two classes of stripped mortgage-backed securities: Interest Only (IO) and Principal Only (PO). IOs entitle the holder to receive distributions consisting of all or a portion of the interest on the underlying pool of mortgage loans or mortgage-backed securities. POs entitle the holder to receive distributions consisting of all or a portion of the principal of the underlying pool of mortgage loans or mortgage-backed securities. The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. If prepayments of principal are greater than anticipated, an investor in IOs may incur substantial losses. If prepayments of principal are slower than anticipated, the yield on a PO will be affected more severely than would be the case with a traditional mortgage-backed security.

CMOs are hybrid mortgage-related instruments secured by pools of mortgage loans or other mortgage-related securities, such as mortgage pass through securities or stripped mortgage-backed securities. CMOs may be structured into multiple classes, often referred to as "tranches," with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than its stated maturity. The yield characteristics of mortgage-backed securities differ from those of other debt securities. Among the differences are that interest and principal payments are made more frequently on mortgage-backed securities, usually monthly, and principal may be repaid at any time. These factors may reduce the expected yield.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset- backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage and asset-backed securities include:
Credit Risk, Interest Rate Risk, Liquidity Risk, and Prepayment and Extension Risk.

MORTGAGE DOLLAR ROLLS
Mortgage dollar rolls are investments in which an investor sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. While an investor foregoes principal and interest paid on the mortgage-backed securities during the roll period, the investor is compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The investor also could be compensated through the receipt of fee income equivalent to a lower forward price.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with mortgage dollar rolls include: Credit Risk and Interest Rate Risk.

MUNICIPAL OBLIGATIONS
Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States (including the District of Columbia and Puerto Rico). The interest on these obligations is generally exempt from federal income tax. Municipal obligations are generally classified as either "general obligations" or "revenue obligations."

General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax

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and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.

Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities. An investor may purchase these obligations directly, or it may purchase participation interests in such obligations. Municipal leases may be subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for and make payments due under the obligation. Certain municipal leases may, however, provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year.

Yields on municipal bonds and notes depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The municipal bond market has a large number of different issuers, many having smaller sized bond issues, and a wide choice of different maturities within each issue. For these reasons, most municipal bonds do not trade on a daily basis and many trade only rarely. Because many of these bonds trade infrequently, the spread between the bid and offer may be wider and the time needed to develop a bid or an offer may be longer than other security markets. See Appendix A for a discussion of securities ratings. (See also Debt Obligations.)

Taxable Municipal Obligations. There is another type of municipal obligation that is subject to federal income tax for a variety of reasons. These municipal obligations do not qualify for the federal income exemption because (a) they did not receive necessary authorization for tax-exempt treatment from state or local government authorities, (b) they exceed certain regulatory limitations on the cost of issuance for tax-exempt financing or (c) they finance public or private activities that do not qualify for the federal income tax exemption. These non-qualifying activities might include, for example, certain types of multi-family housing, certain professional and local sports facilities, refinancing of certain municipal debt, and borrowing to replenish a municipality's underfunded pension plan.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with municipal obligations include: Credit Risk, Inflation Risk, Interest Rate Risk, and Market Risk.

PREFERRED STOCK
Preferred stock is a type of stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with preferred stock include: Issuer Risk and Market Risk.

REAL ESTATE INVESTMENT TRUSTS
Real estate investment trusts (REITs) are pooled investment vehicles that manage a portfolio of real estate or real estate related loans to earn profits for their shareholders. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property, such as shopping centers, nursing homes, office buildings, apartment complexes, and hotels, and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs can be subject to extreme volatility due to fluctuations in the demand for real estate, changes in interest rates, and adverse economic conditions. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the tax law. The failure of a REIT to continue to qualify as a REIT for tax purposes can materially affect its value. A fund will indirectly bear its proportionate share of any expenses paid by a REIT in which it invests.

REITs often do not provide complete tax information until after the calendar year-end. Consequently, because of the delay, it may be necessary for a fund investing in REITs to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. In the alternative, amended Forms 1099-DIV may be sent.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with REITs include: Interest Rate Risk, Issuer Risk and Market Risk.


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REPURCHASE AGREEMENTS
Repurchase agreements may be entered into with certain banks or non-bank dealers. In a repurchase agreement, the purchaser buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the purchaser's ability to dispose of the underlying securities.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with repurchase agreements include: Credit Risk.

REVERSE REPURCHASE AGREEMENTS
In a reverse repurchase agreement, an investor sells a security and enters into an agreement to repurchase the security at a specified future date and price. The investor generally retains the right to interest and principal payments on the security. Since the investor receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See also Derivative Instruments.)

Although one or more of the other risks described in this SAI may apply, the largest risks associated with reverse repurchase agreements include: Credit Risk and Interest Rate Risk.

SHORT SALES
In short selling transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, a fund must borrow the security to make delivery to the buyer. A fund is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund, which may result in a loss or gain, respectively. Unlike taking a long position in a security by purchasing the security, where potential losses are limited to the purchase price, short sales have no cap on maximum losses, and gains are limited to the price of the security at the time of the short sale.

Short sales of forward commitments and derivatives do not involve borrowing a security. These types of short sales may include futures, options, contracts for differences, forward contracts on financial instruments and options such as contracts, credit linked instruments, and swap contracts.

A fund may not always be able to borrow a security it wants to sell short. A fund also may be unable to close out an established short position at an acceptable price and may have to sell long positions at disadvantageous times to cover its short positions. The value of your investment in a fund will fluctuate in response to the movements in the market. Fund performance also will depend on the effectiveness of the investment manager's research and the management team's investment decisions.

Short sales also involve other costs. A fund must repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. To borrow the security, a fund may be required to pay a premium. A fund also will incur truncation costs in effecting short sales. The amount of any ultimate gain for a fund resulting from a short sale will be decreased and the amount of any ultimate loss will be increased, by the amount of premiums, interest or expenses a fund may be required to pay in connection with the short sale. Until a fund closes the short position, it will earmark and reserve fund assets, in cash or liquid securities to offset a portion of the leverage risk. Realized gains from short sales are typically treated as short-term gains/losses.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with short sales include: Market Risk and Short Sales Risk.

SOVEREIGN DEBT
A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including its cash flow situation, the extent of its reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which a sovereign debtor may be subject. (See also Foreign Securities.)

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.


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Sovereign debt includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with sovereign debt include: Credit Risk and Foreign/Emerging Markets Risk.

STRUCTURED INVESTMENTS
A structured investment is a security whose return is tied to an underlying index or to some other security or pool of assets. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are created and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments, such as commercial bank loans, and the issuance by that entity of one or more classes of debt obligations ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions. The extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities are often offered in different classes. As a result a given class of a structured security may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and at any given time there may be no active trading market for a particular structured security.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with structured investments include: Credit Risk and Liquidity Risk.

SWAP AGREEMENTS
Swap agreements are typically individually negotiated agreements that obligate two parties to exchange payments based on a reference to a specified asset, reference rate or index. Swap agreements will tend to shift a party's investment exposure from one type of investment to another. A swap agreement can increase or decrease the volatility of a fund's investments and its net asset value.

Swap agreements are traded in the over-the-counter market and may be considered to be illiquid. Swap agreements entail the risk that a party will default on its payment obligations. A fund will enter into a swap agreement only if the claims-paying ability of the other party or its guarantor is considered to be investment grade by the investment manager. Generally, the unsecured senior debt or the claims-paying ability of the other party or its guarantor must be rated in one of the three highest rating categories of at least one Nationally Recognized Statistical Rating Organization (NRSRO) at the time of entering into the transaction. If there is a default by the other party to such a transaction, a fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. In certain circumstances, a fund may seek to minimize counterparty risk by requiring the counterparty to post collateral.

Swap agreements are usually entered into without an upfront payment because the value of each party's position is the same. The market values of the underlying commitments will change over time resulting in one of the commitments being worth more than the other and the net market value creating a risk exposure for one counterparty or the other.

Interest Rate Swaps. Interest rate swap agreements are often used to obtain or preserve a desired return or spread at a lower cost than through a direct investment in an instrument that yields the desired return or spread. They are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. In a standard interest rate swap transaction, two parties agree to exchange their respective commitments to pay fixed or floating rates on a predetermined specified (notional) amount. The swap agreement notional amount is the predetermined basis for calculating the obligations that the swap counterparties have agreed to exchange. Under most swap agreements, the obligations of the parties are exchanged on a net basis. The two payment streams are netted out, with each party receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps can be based on various measures of interest rates, including LIBOR, swap rates, treasury rates and other foreign interest rates.

Cross Currency Swaps. Cross currency swaps are similar to interest rate swaps, except that they involve multiple currencies. A fund may enter into a currency swap when it has exposure to one currency and desires exposure to a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the

Statement of Additional Information - Nov. 28, 2008                      Page 34
beginning of the contract and returned at the end of the contract. In addition to paying and receiving amounts at the beginning and termination of the agreements, both sides will also have to pay in full periodically based upon the currency they have borrowed. Change in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Total Return Swaps. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. For example, CMBS total return swaps are bilateral financial contracts designed to replicate synthetically the total returns of commercial mortgage-backed securities. In a typical total return equity swap, payments made by the fund or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

Swaption Transaction. A swaption is an option on a swap agreement and a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms, in return for payment of the purchase price (the "premium") of the option. The fund may write
(sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The writer of the contract receives the premium and bears the risk of unfavorable changes in the market value on the underlying swap agreement.

Swaptions can be bundled and sold as a package. These are commonly called interest rate caps, floors and collars. In interest rate cap transactions, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or cap. Interest rate floor transactions require one party, in exchange for a premium to agree to make payments to the other to the extent that interest rates fall below a specified level, or floor. In interest rate collar transactions, one party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

Credit Default Swaps. Credit default swaps are contracts in which third party credit risk is transferred from one party to another party by one party, the protection buyer, making payments to the other party, the protection seller, in return for the ability of the protection buyer to deliver a reference obligation, or portfolio of reference obligations, to the protection seller upon the occurrence of certain credit events relating to the issuer of the reference obligation and receive the notional amount of the reference obligation from the protection seller. A fund may use credit default swaps for various purposes including to increase or decrease its credit exposure to various issuers. For example, as a seller in a transaction, a fund could use credit default swaps as a way of increasing investment exposure to a particular issuer's bonds in lieu of purchasing such bonds directly. Similarly, as a buyer in a transaction, a fund may use credit default swaps to hedge its exposure on bonds that it owns or in lieu of selling such bonds. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the fund. The fund may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the fund generally receives an up front payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. If the fund is a buyer and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value.

Credit default swap agreements can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or other liquid assets, or enter into certain

Statement of Additional Information - Nov. 28, 2008                      Page 35
offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or other liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction. Such segregation or "earmarking" will not limit the fund's exposure to loss.

The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with swaps include: Credit Risk, Liquidity Risk and Market Risk.

VARIABLE- OR FLOATING-RATE SECURITIES
Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semiannually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. Variable- or floating-rate securities frequently include a demand feature enabling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time. Some securities that do not have variable or floating interest rates may be accompanied by puts producing similar results and price characteristics. Variable-rate demand notes include master demand notes that are obligations that permit the investor to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the investor as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded. There generally is not an established secondary market for these obligations. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the lender's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and may involve heightened risk of default by the issuer.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with variable- or floating-rate securities include:
Credit Risk.

WARRANTS
Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with warrants include: Market Risk.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
When-issued securities and forward commitments involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Normally, the settlement date occurs within 45 days of the purchase although in some cases settlement may take longer. The investor does not pay for the securities or receive dividends or interest on them until the contractual settlement date. Such instruments involve the risk of loss if the value of the security to be purchased declines prior to the settlement date and the risk that the security will not be issued as anticipated. If the security is not issued as anticipated, a fund may lose the opportunity to obtain a price and yield considered to be advantageous.


Statement of Additional Information - Nov. 28, 2008                      Page 36

Although one or more of the other risks described in this SAI may apply, the largest risks associated with when-issued securities and forward commitments include: Credit Risk.

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES
These securities are debt obligations that do not make regular cash interest payments (see also Debt Obligations). Zero-coupon and step-coupon securities are sold at a deep discount to their face value because they do not pay interest until maturity. Pay-in-kind securities pay interest through the issuance of additional securities. Because these securities do not pay current cash income, the price of these securities can be extremely volatile when interest rates fluctuate. See Appendix A for a discussion of securities ratings.

Although one or more of the other risks described in this SAI may apply, the largest risks associated with zero- coupon, step-coupon, and pay-in-kind securities include: Credit Risk and Interest Rate Risk.

A fund cannot issue senior securities but this does not prohibit certain investment activities for which assets of the fund are set aside, or margin, collateral or escrow arrangements are established, to cover the related obligations. Examples of those activities include borrowing money, delayed-delivery and when-issued securities transactions, and contracts to buy or sell options, derivatives, and hedging instruments.

SECURITIES TRANSACTIONS

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund's investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and RiverSource Distributors, Inc. (principal underwriter and distributor of the Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

A fund's securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the security.

BROKER-DEALER SELECTION
In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security's trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

COMMISSION DOLLARS
Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as "soft dollars," generated by transactions in fund accounts.


Statement of Additional Information - Nov. 28, 2008                      Page 37

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager's or subadviser's overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A "step-out" is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund. However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the "safe harbor" of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes ("mixed use" items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

TRADE AGGREGATION AND ALLOCATION
Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including the fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise

Statement of Additional Information - Nov. 28, 2008                      Page 38
be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.

The following table shows total brokerage commissions paid in the last three fiscal periods. Substantially all firms through whom transactions were executed provide research services. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                      TABLE 4. TOTAL BROKERAGE COMMISSIONS


                                      TOTAL BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------
FUND                                                          2008          2007          2006
------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------
Income Builder Basic Income                               $         0(a)$         0    $         0(b)
------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                                      0(a)          0              0(b)
------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                                      0(a)          0              0(b)
------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                                        0             0              0
------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                                      0             0              0
------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                                          0             0              0
------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                               0             0              0
------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                             0             0              0
------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                                      0             0              0
------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  40,706        21,050         22,575
------------------------------------------------------------------------------------------------------
Small Company Index                                           108,360        56,843         78,951
------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------
Equity Value                                                  591,525       773,828        721,284
------------------------------------------------------------------------------------------------------
Partners Small Cap Growth                                     581,945       850,077      1,410,791
------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                    960,159       494,184        801,550
------------------------------------------------------------------------------------------------------
Small Cap Advantage                                         2,546,419     3,585,711      3,379,812
------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                                       38,557(c)        N/A            N/A
------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                                             60,648(c)        N/A            N/A
------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                                0             0(d)         N/A
------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                                0             0(d)         N/A
------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                                0             0(d)         N/A
------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                                0             0(d)         N/A
------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                                0             0(d)         N/A
------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                                0             0(d)         N/A
------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                                0             0(d)         N/A
------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                                0             0(d)         N/A
------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------
High Yield Bond                                                     0             0              0
------------------------------------------------------------------------------------------------------
Partners Aggressive Growth                                    859,002     1,160,632        556,410
------------------------------------------------------------------------------------------------------
Partners Fundamental Value                                    292,900       217,139        346,840
------------------------------------------------------------------------------------------------------
Partners Select Value                                         838,472     1,757,678        445,429
------------------------------------------------------------------------------------------------------
Partners Small Cap Equity                                     519,535       455,170        459,451
------------------------------------------------------------------------------------------------------
Partners Small Cap Value                                    1,179,158     1,422,160      2,624,255
------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                                 43,210        42,504         24,483
------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                       17,640        10,386          6,379

------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 39

                                      TOTAL BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------
FUND                                                          2008          2007          2006
------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------
Dividend Opportunity                                      $   412,022   $   576,524    $   456,446
------------------------------------------------------------------------------------------------------
Real Estate                                                   173,705       187,309        152,782
------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------
Cash Management                                                     0             0              0
------------------------------------------------------------------------------------------------------
Disciplined Equity                                          1,951,255     1,577,337        987,624
------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                          124,754       156,759          8,916(e)
------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                                    75,041        64,928         33,110(f)
------------------------------------------------------------------------------------------------------
Floating Rate                                                     861             0              0(f)
------------------------------------------------------------------------------------------------------
Growth                                                     10,366,547    12,096,184     10,375,981
------------------------------------------------------------------------------------------------------
Income Opportunities                                                0             0              0
------------------------------------------------------------------------------------------------------
Inflation Protected Securities                                 11,586             0              0
------------------------------------------------------------------------------------------------------
Large Cap Equity                                           10,502,917    15,040,354      9,944,390
------------------------------------------------------------------------------------------------------
Large Cap Value                                                61,073        88,935        138,363
------------------------------------------------------------------------------------------------------
Limited Duration Bond                                           4,138         5,172          4,006
------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------
California Tax-Exempt                                           1,938         4,143            666(g)
------------------------------------------------------------------------------------------------------
Diversified Bond                                              111,876        91,815        108,055
------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                            3,418         7,293          1,254(g)
------------------------------------------------------------------------------------------------------
New York Tax-Exempt                                               724         1,524            255(g)
------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------
Balanced                                                      493,156       567,773        420,523
------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth                                  150,374        45,978(h)         N/A
------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value                                     6,631(i)        N/A            N/A
------------------------------------------------------------------------------------------------------
Diversified Equity Income                                   4,085,552     3,790,954      2,923,490
------------------------------------------------------------------------------------------------------
Mid Cap Value                                               1,672,775     1,219,474      1,354,225
------------------------------------------------------------------------------------------------------
Strategic Allocation                                        1,049,954     1,425,483        638,067
------------------------------------------------------------------------------------------------------
Strategic Income Allocation                                    17,707         6,639(h)         N/A
------------------------------------------------------------------------------------------------------
                                                              2007          2006          2005
------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                                 0             0(j)         N/A
------------------------------------------------------------------------------------------------------
Disciplined International Equity                              547,910        60,738(k)         N/A
------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                               0             0(l)         N/A
------------------------------------------------------------------------------------------------------
Global Bond                                                    17,268         9,664          8,856
------------------------------------------------------------------------------------------------------
Global Technology                                           1,027,281     1,237,181      1,170,244
------------------------------------------------------------------------------------------------------
Partners International Select Growth                        1,932,330     1,265,256        673,010
------------------------------------------------------------------------------------------------------
Partners International Select Value                         1,426,926     1,533,794      1,027,065
------------------------------------------------------------------------------------------------------
Partners International Small Cap                              353,096       366,091        241,558
------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                               3,361,865     3,017,380      2,388,169
------------------------------------------------------------------------------------------------------
Threadneedle European Equity                                  282,104       160,239        211,729
------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                                  1,474,583     1,249,847      1,393,982
------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                                 N/A           N/A            N/A
------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                                N/A           N/A            N/A
------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                      1,150,182       989,118      1,320,088

------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 40

                                      TOTAL BROKERAGE COMMISSIONS
------------------------------------------------------------------------------------------------------
FUND                                                          2007          2006          2005
------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                   $     2,175   $       438    $         0
------------------------------------------------------------------------------------------------------
Mid Cap Growth                                              2,813,784     1,867,241      1,764,250
------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                                19,450         4,257              0
------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                         74,062        17,679              0
------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                             0             0              0
------------------------------------------------------------------------------------------------------



(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.

(e) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(f) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(i) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(j) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(k) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(l) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - Nov. 28, 2008                      Page 41

For the last fiscal period, transactions were specifically directed to firms in exchange for research services as shown in the following table. The table also shows portfolio turnover rates for the last two fiscal periods. Higher turnover rates may result in higher brokerage expenses and taxes. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

           TABLE 5. BROKERAGE DIRECTED FOR RESEARCH AND TURNOVER RATES


----------------------------------------------------------------------------------------------------------------------
                                            Brokerage directed for research*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2008              2007
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income(a)            $            0(b)      $        0(b)              19%               27%
----------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income(a)                      0(b)               0(b)              24                27
----------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income(a)                      0(b)               0(b)              19                29
----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                           0(b)               0(b)              40                40
----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                         0(b)               0(b)              29                54
----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                             0(b)               0(b)              27                24
----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                  0(b)               0(b)              33                29
----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                0(b)               0(b)              31                24
----------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                         0(b)               0(b)              31                27
----------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                          0                  0                  4                20
----------------------------------------------------------------------------------------------------------------------
Small Company Index                                    0                  0                 14                11
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------
Equity Value                                  62,307,537             72,239                 25                37
----------------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth                     84,593,491             36,661                122               119
----------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                    50,317,759             38,416                241(c)            114
----------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                          113,545,867            207,170                179               158
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                          86,825(d)              53                 23(d)            N/A
----------------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                               285,424(d)             242                118(d)            N/A
----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                   0                  0                 92                80(b),(e)
----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                   0                  0                 47                48(b),(e)
----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                   0                  0                 50                40(b),(e)
----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                   0                  0                 41                37(b),(e)
----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                   0                  0                 50                32(b),(e)
----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                   0                  0                 44                38(b),(e)
----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                   0                  0                 52                33(b),(e)
----------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                   0                  0                 50                57(b),(e)
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------
High Yield Bond                                        0                  0                 64                95
----------------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth                    74,286,129             54,797                141               163
----------------------------------------------------------------------------------------------------------------------
Partners Fundamental Value                             0                  0                 14                12
----------------------------------------------------------------------------------------------------------------------
Partners Select Value                        111,988,669            113,732                 88               159(f)
----------------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity                      5,029,719              7,350                106                70
----------------------------------------------------------------------------------------------------------------------
Partners Small Cap Value                     474,998,456             70,029                 45                58
----------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                         0                  0                209               168
----------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                               0                  0                354(g)            306(g)

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 42

----------------------------------------------------------------------------------------------------------------------
                                            Brokerage directed for research*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2008              2007
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                      $   15,749,145         $   54,405                 20%               17%
----------------------------------------------------------------------------------------------------------------------
Real Estate                                    1,084,912                605                 52                38
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------
Cash Management                                        0                  0                N/A               N/A
----------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                     0                  0                 58                62
----------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                   0                  0                 56                84
----------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                            0                  0                 87               127
----------------------------------------------------------------------------------------------------------------------
Floating Rate                                          0                  0                 43                91
----------------------------------------------------------------------------------------------------------------------
Growth                                     1,339,656,389          1,904,948                112                98
----------------------------------------------------------------------------------------------------------------------
Income Opportunities                                   0                  0                 75               122
----------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                         0                  0                 59                76
----------------------------------------------------------------------------------------------------------------------
Large Cap Equity                           1,378,682,998          1,744,468                 68                66
----------------------------------------------------------------------------------------------------------------------
Large Cap Value                                9,016,509             10,770                 24                35
----------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                  0                  0                218(h)            263
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------
California Tax-Exempt(i)                               0                  0                 49                62
----------------------------------------------------------------------------------------------------------------------
Diversified Bond                                       0                  0                226               295
----------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(i)                                0                  0                 23                26
----------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(i)                                 0                  0                 31                28
----------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------
Balanced                                      67,135,127             86,479                105               124
----------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth                           0                  0                 70                21(j)
----------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value                            0(k)               0(k)               6(k)            N/A
----------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                    557,479,269            554,662                 31                31
----------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                200,044,593            196,118                 34                24
----------------------------------------------------------------------------------------------------------------------
Strategic Allocation                                   0                  0                123               123
----------------------------------------------------------------------------------------------------------------------
Strategic Income Allocation                            0                  0                137                70
----------------------------------------------------------------------------------------------------------------------
                                                                                          2007              2006
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                    0                  0                 36                12(l)
----------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                       0                  0                 47                10(m)
----------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                  0                  0                 41                32(n)
----------------------------------------------------------------------------------------------------------------------
Global Bond                                            0                  0                 77                68
----------------------------------------------------------------------------------------------------------------------

Global Technology                             38,452,553             71,776                167               196
----------------------------------------------------------------------------------------------------------------------
Partners International Select Growth          90,768,595            168,960                104               124
----------------------------------------------------------------------------------------------------------------------
Partners International Select Value            9,101,418             13,795                 28                31
----------------------------------------------------------------------------------------------------------------------
Partners International Small Cap                       0                  0                 96               157
----------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                          0                  0                125               145
----------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity                           0                  0                114                64

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 43

----------------------------------------------------------------------------------------------------------------------
                                            Brokerage directed for research*
                                        -------------------------------------------------------------
                                                                  AMOUNT OF                   TURNOVER RATES
                                             AMOUNT OF           COMMISSIONS     -------------------------------------
FUND                                       TRANSACTIONS        IMPUTED OR PAID            2007              2006
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                $            0         $        0                100%              112%
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                    N/A                N/A                N/A               N/A
----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                   N/A                N/A                N/A               N/A
----------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                 0                  0                 84                79
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                0                  0                 53                35
----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                               402,881,968            577,670                 87                45
----------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                        0                  0                 51                32
----------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                 0                  0                 47                30
----------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                0                  0                N/A               N/A
----------------------------------------------------------------------------------------------------------------------



      * Reported numbers include third party soft dollar commissions and portfolio manager directed commissions directed for research. RiverSource also receives proprietary research from brokers, but these amounts have not been included in the table.
    (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
    (b) The underlying funds may have directed transactions to firms in exchange for research services.
    (c) Higher turnover rates may result in higher brokerage expenses and taxes. The higher turnover rate can be primarily attributed to repositioning the fund to a smaller number of holdings as it worked through risk management and secondarily, market volatility made up the balance of the turnover rate.
    (d) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
    (e) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
    (f) The turnover rate increase from 2006 was the result of a change in subadvisers during the fiscal period.
    (g) A significant portion of the turnover was the result of "roll" transactions in the liquid derivatives and Treasury securities. In the derivative transactions, positions in expiring contracts are liquidated and simultaneously replaced with positions in new contracts with equivalent characteristics. In the Treasury transactions, existing holdings are sold to purchase newly issued securities with slightly longer maturity dates. Although these transactions affect the turnover rate of the portfolio, they do not change the risk exposure or result in material transaction costs. The remaining turnover resulted from strategic reallocations and relative value trading. After transaction costs, we expect this activity to enhance the returns on the overall fund.
    (h) Includes mortgage dollar rolls. If mortgage dollar roll transactions were excluded, the portfolio turnover would have been 124% for the year ended July 31, 2008.
    (i) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.
    (j) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
    (k) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
    (l) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
    (m) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
    (n) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - Nov. 28, 2008                      Page 44

As of the end of the most recent fiscal period, the fund held securities of its regular brokers or dealers or of the parent of those brokers or dealers that derived more than 15% of gross revenue from securities-related activities as presented below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 6. SECURITIES OF REGULAR BROKERS OR DEALERS


                                                                                        VALUE OF SECURITIES OWNED AT
FUND                                            ISSUER                                      END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income                     None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                  None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income                  None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                    None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                  None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                      None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive           None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative         None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                   Ameriprise Financial                            $    220,963
                                                --------------------------------------------------------------------
                                                Bear Stearns Companies                               179,336
                                                --------------------------------------------------------------------
                                                Charles Schwab                                       359,298
                                                --------------------------------------------------------------------
                                                Citigroup                                          2,422,094
                                                --------------------------------------------------------------------
                                                E*Trade Financial                                     39,064
                                                --------------------------------------------------------------------
                                                Franklin Resources                                   289,238
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                                1,373,469
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                               2,748,913
                                                --------------------------------------------------------------------
                                                Legg Mason                                           167,760
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings*                            585,487
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                  832,746
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                       903,630
                                                --------------------------------------------------------------------
                                                PNC Financial Services Group                         395,885
--------------------------------------------------------------------------------------------------------------------
Small Company Index                             Investment Technology Group                        2,941,732
                                                --------------------------------------------------------------------
                                                LaBranche & Co.                                      441,297
                                                --------------------------------------------------------------------
                                                optionsXpress                                      1,707,068
                                                --------------------------------------------------------------------
                                                Piper Jaffray Companies                            1,184,263
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------
Equity Value                                    Citigroup                                          7,790,004
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                               7,116,343
--------------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth                       Investment Technology Group                        1,107,259
                                                --------------------------------------------------------------------
                                                optionsXpress Holdings                               531,170
--------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                      None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                             Investment Technology Group                          507,980
                                                --------------------------------------------------------------------
                                                optionsXpress Holdings                               890,530

--------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 45

                                                                                        VALUE OF SECURITIES OWNED AT
FUND                                            ISSUER                                      END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                        Citigroup                                       $    757,493
--------------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                              Eaton Vance (short position)                        (232,777)
                                                --------------------------------------------------------------------
                                                Franklin Resources                                    18,649
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                              58,131
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                  209,884
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                       141,426
                                                --------------------------------------------------------------------
                                                PNC Financial Services Group                          32,248
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------
High Yield Bond                                 None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth                      None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Partners Fundamental Value                      Citigroup                                          4,183,179
                                                --------------------------------------------------------------------
                                                E*TRADE Financial                                    234,643
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                              33,857,771
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                4,984,920
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                     3,640,571
--------------------------------------------------------------------------------------------------------------------
Partners Select Value                           None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity                       Eaton Vance                                        1,570,095
                                                --------------------------------------------------------------------
                                                Knight Capital Group Cl A                             65,220
                                                --------------------------------------------------------------------
                                                optionsXpress Holdings                             1,281,324
--------------------------------------------------------------------------------------------------------------------
Partners Small Cap Value                        Knight Capital Group Cl A                          1,312,597
--------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                  Morgan Stanley Mortgage Loan Trust                 3,369,665
--------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                        ChaseFlex Trust                                      505,036
                                                --------------------------------------------------------------------
                                                Citigroup/Deutsche Bank Commercial
                                                Mtge Trust                                         2,982,060
                                                --------------------------------------------------------------------
                                                Credit Suisse Mortgage Capital Ctfs                2,944,373
                                                --------------------------------------------------------------------
                                                GS Mortgage Securities II                            883,204
                                                --------------------------------------------------------------------
                                                JPMorgan Mortgage Trust                              820,077
                                                --------------------------------------------------------------------
                                                Morgan Stanley Mortgage Loan Trust                   883,637
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                            Citigroup                                         23,201,974
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                               32,663,485
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                              22,009,110
                                                --------------------------------------------------------------------
                                                PNC Financial Services Group                       3,911,464
--------------------------------------------------------------------------------------------------------------------
Real Estate                                     None                                                     N/A
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------
Cash Management                                 Bear Stearns Companies                            25,000,000
                                                --------------------------------------------------------------------
                                                Citigroup Funding                                196,618,680
                                                --------------------------------------------------------------------
                                                Credit Suisse NY                                 146,620,740
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                               25,000,000
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                             136,841,050
                                                --------------------------------------------------------------------
                                                Lehman Brothers                                   80,100,000
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                              152,998,540
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                    20,720,382

                                                --------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 46

                                                                                        VALUE OF SECURITIES OWNED AT
FUND                                            ISSUER                                      END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------
Disciplined Equity                              Charles Schwab                                  $  4,016,005
                                                --------------------------------------------------------------------
                                                Citigroup                                         89,269,962
                                                --------------------------------------------------------------------
                                                E*TRADE                                              773,132
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                                4,770,869
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                              41,756,101
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                           7,515,746
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                               19,815,362
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                    39,406,764
--------------------------------------------------------------------------------------------------------------------

Disciplined Small Cap Value                     Knight Capital Group Cl A                            145,822
                                                --------------------------------------------------------------------
                                                Piper Jaffray Companies                               63,829
                                                --------------------------------------------------------------------
                                                Westwood Holdings Group                              134,188
--------------------------------------------------------------------------------------------------------------------

Disciplined Small and Mid Cap Equity            Knight Capital Group Cl A                             72,493
--------------------------------------------------------------------------------------------------------------------

Floating Rate                                   Ameritrade Holding Corp.                             745,332
                                                --------------------------------------------------------------------
                                                Bear Stearns Commercial Mtg Securities               943,533
                                                --------------------------------------------------------------------
                                                Citigroup/Deutsche Bank Commercial
                                                Mtge Trust                                         1,952,180
                                                --------------------------------------------------------------------
                                                CS First Boston Mtge Securities                      855,783
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                             963,838
                                                --------------------------------------------------------------------
                                                Merrill Lynch Mtge Trust                           1,153,729
                                                --------------------------------------------------------------------
                                                Nuveen Investments                                 1,658,970
--------------------------------------------------------------------------------------------------------------------

Growth                                          Lehman Brothers Holdings                           6,021,142
--------------------------------------------------------------------------------------------------------------------

Income Opportunities                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------

Inflation Protected Securities                  None                                                     N/A
--------------------------------------------------------------------------------------------------------------------

Large Cap Equity                                Citigroup                                         26,071,447
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                               22,551,709
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                              47,861,246
                                                --------------------------------------------------------------------
                                                Legg Mason                                         4,714,454
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                          19,819,100
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                4,367,136
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                    17,105,697
                                                --------------------------------------------------------------------
                                                PNC Financial Services Group                       7,082,875
--------------------------------------------------------------------------------------------------------------------

Large Cap Value                                 Citigroup                                            878,430
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                                  326,303
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                               1,210,083
                                                --------------------------------------------------------------------
                                                Legg Mason                                           111,487
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                             366,723
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                  173,678
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                       465,824
                                                --------------------------------------------------------------------
                                                PNC Financial Services Group                         288,083

--------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 47

                                                                                        VALUE OF SECURITIES OWNED AT
FUND                                            ISSUER                                      END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                           Bear Stearns Adjustable Rate Mortgage
                                                Trust                                           $    872,823
                                                --------------------------------------------------------------------
                                                Bear Stearns Commercial Mtg Securities               641,299
                                                --------------------------------------------------------------------
                                                ChaseFlex Trust                                      248,077
                                                --------------------------------------------------------------------
                                                Citigroup                                          1,259,000
                                                --------------------------------------------------------------------
                                                Citigroup Commercial Mtge Trust                      696,777
                                                --------------------------------------------------------------------
                                                Citigroup/Deutsche Bank Commercial
                                                Mtge Trust                                           170,687
                                                --------------------------------------------------------------------
                                                Credit Suisse Mortgage Capital Ctfs                  278,727
                                                --------------------------------------------------------------------
                                                Credit Suisse NY                                     226,272
                                                --------------------------------------------------------------------
                                                CS First Boston Mtge Securities                      676,454
                                                --------------------------------------------------------------------
                                                GS Mortgage Securities II                            799,079
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                                 991,462
                                                --------------------------------------------------------------------
                                                JPMorgan Chase Commercial Mtge
                                                Securities                                         3,563,196
                                                --------------------------------------------------------------------
                                                LB-UBS Commercial Mtge Trust                       1,587,416
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                             544,494
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                  706,410
                                                --------------------------------------------------------------------
                                                Merrill Lynch Mtge Trust                             122,321
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                       944,154
                                                --------------------------------------------------------------------
                                                Morgan Stanley Capital 1                             692,480
                                                --------------------------------------------------------------------
                                                Morgan Stanley Mtge Loan Trust                       840,855
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                           None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Diversified Bond                                Bear Stearns Adjustable Rate Mortgage
                                                Trust                                             17,436,578
                                                --------------------------------------------------------------------
                                                Bear Stearns Commercial Mtg Securities            21,099,342
                                                --------------------------------------------------------------------
                                                ChaseFlex Trust                                    1,571,241
                                                --------------------------------------------------------------------
                                                Citigroup                                         28,310,330
                                                --------------------------------------------------------------------
                                                Citigroup Commercial Mtge Trust                   14,460,744
                                                --------------------------------------------------------------------
                                                Citigroup/Deutsche Bank Commercial
                                                Mtge Trust                                         3,136,137
                                                --------------------------------------------------------------------
                                                Credit Suisse Mortgage Capital Ctfs                5,831,624
                                                --------------------------------------------------------------------
                                                Credit Suisse NY                                   4,591,057
                                                --------------------------------------------------------------------
                                                CS First Boston Mtge Securities                   14,248,373
                                                --------------------------------------------------------------------
                                                GS Mortgage Securities II                         13,047,600
                                                --------------------------------------------------------------------
                                                JPMorgan Chase Bank                                8,319,926
                                                --------------------------------------------------------------------
                                                JPMorgan Chase Commercial Mtge
                                                Securities                                        69,173,902
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                              16,062,237
                                                --------------------------------------------------------------------
                                                LB-UBS Commercial Mtge Trust                      30,843,436
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                          12,531,597
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                               13,901,778
                                                --------------------------------------------------------------------
                                                Merrill Lynch Mtge Trust                           3,496,976
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                    16,923,975
                                                --------------------------------------------------------------------
                                                Morgan Stanley Capital 1                          16,818,388
                                                --------------------------------------------------------------------
                                                Morgan Stanley Mtge Loan Trust                    14,352,406
--------------------------------------------------------------------------------------------------------------------

Minnesota Tax-Exempt                            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------

New York Tax-Exempt                             None                                                     N/A

--------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 48

                                                                                        VALUE OF SECURITIES OWNED AT
FUND                                            ISSUER                                      END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------
Balanced                                        Bear Stearns Adjustable Rate Mortgage
                                                Trust                                           $  2,056,495
                                                --------------------------------------------------------------------
                                                Bear Stearns Commercial Mtg Securities             2,433,377
                                                --------------------------------------------------------------------
                                                ChaseFlex Trust                                      950,665
                                                --------------------------------------------------------------------
                                                Citigroup                                         11,143,567
                                                --------------------------------------------------------------------
                                                Citigroup Commercial Mtge Trust                    1,597,731
                                                --------------------------------------------------------------------
                                                Citigroup/Deutsche Bank Commercial
                                                Mtge Trust                                           352,251
                                                --------------------------------------------------------------------
                                                Credit Suisse Mortgage Capital Ctfs                  641,835
                                                --------------------------------------------------------------------
                                                Credit Suisse NY                                     336,023
                                                --------------------------------------------------------------------
                                                CS First Boston Mtge Securities                      618,807
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                                2,224,256
                                                --------------------------------------------------------------------
                                                GS Mortgage Securities II                          1,093,832
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                              13,228,624
                                                --------------------------------------------------------------------
                                                JPMorgan Chase Bank                                  485,791
                                                --------------------------------------------------------------------
                                                JPMorgan Chase Commercial Mtge
                                                Securities                                         5,788,325
                                                --------------------------------------------------------------------
                                                LB-UBS Commercial Mtge Trust                       3,548,011
                                                --------------------------------------------------------------------
                                                Legg Mason                                           378,164
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                              93,125
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                2,155,227
                                                --------------------------------------------------------------------
                                                Merrill Lynch Mtge Trust                             222,584
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                     1,939,572
                                                --------------------------------------------------------------------
                                                Morgan Stanley Capital 1                           1,954,402
                                                --------------------------------------------------------------------
                                                PNC Financial Services Group                       2,794,751
--------------------------------------------------------------------------------------------------------------------

Disciplined Large Cap Growth                    Goldman Sachs Group                                2,407,041
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                1,031,582
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                     2,026,438
--------------------------------------------------------------------------------------------------------------------

Disciplined Large Cap Value                     Citigroup                                            465,556
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                                 587
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                  131,307
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                        89,056
--------------------------------------------------------------------------------------------------------------------

Diversified Equity Income                       Citigroup                                         40,913,779
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                              49,760,204
--------------------------------------------------------------------------------------------------------------------

Mid Cap Value                                   None                                                     N/A

--------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 49

                                                                                        VALUE OF SECURITIES OWNED AT
FUND                                            ISSUER                                      END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------
Strategic Allocation                            Bear Stearns Commercial Mtg Securities          $  3,562,336
                                                --------------------------------------------------------------------
                                                Charles Schwab                                     1,763,164
                                                --------------------------------------------------------------------
                                                Citigroup                                         30,594,415
                                                --------------------------------------------------------------------
                                                Citigroup Commercial Mtge Trust                    1,642,261
                                                --------------------------------------------------------------------
                                                Citigroup/Deutsche Bank Commercial
                                                Mtge Trust                                         2,042,743
                                                --------------------------------------------------------------------
                                                Credit Suisse Mortgage Capital Ctfs                  641,835
                                                --------------------------------------------------------------------
                                                CS First Boston Mtge Securities                    4,882,828
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                                  994,048
                                                --------------------------------------------------------------------
                                                GS Mortgage Securities II                          1,523,546
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                              16,986,581
                                                --------------------------------------------------------------------
                                                JPMorgan Chase Commercial Mtge
                                                Securities                                         6,446,223
                                                --------------------------------------------------------------------
                                                Knight Capital Group Cl A                             73,899
                                                --------------------------------------------------------------------
                                                LB-UBS Commercial Mtge Trust                       4,304,264
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                              29,688
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                6,168,171
                                                --------------------------------------------------------------------
                                                Merrill Lynch Mtge Trust                             927,435
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                     7,342,576
                                                --------------------------------------------------------------------
                                                Morgan Stanley Capital 1                           1,337,566
                                                --------------------------------------------------------------------
                                                Morgan Stanley Mtge Loan Trust                     1,512,553
--------------------------------------------------------------------------------------------------------------------

Strategic Income Allocation                     Ameritrade Holding Corp. - subsidiary                594,322
                                                --------------------------------------------------------------------
                                                Bear Stearns Adjustable Rate Mortgage
                                                Trust                                                203,614
                                                --------------------------------------------------------------------
                                                Bear Stearns Commercial Mtge
                                                Securities                                           909,594
                                                --------------------------------------------------------------------
                                                Charles Schwab                                        25,090
                                                --------------------------------------------------------------------
                                                Citigroup                                            720,374
                                                --------------------------------------------------------------------
                                                Citigroup/Deutsche Bank Commercial
                                                Mtge Trust                                           939,180
                                                --------------------------------------------------------------------
                                                CS First Boston Mtge Securities                    1,639,456
                                                --------------------------------------------------------------------
                                                Goldman Sachs Group                                   34,304
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                                 217,669
                                                --------------------------------------------------------------------
                                                JPMorgan Chase Commercial Mtge
                                                Securities                                         1,875,303
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                              11,788
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                  158,624
                                                --------------------------------------------------------------------
                                                Merrill Lynch Mtge Trust                             366,194
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                       555,840
                                                --------------------------------------------------------------------
                                                Morgan Stanley Capital 1                             119,467
                                                --------------------------------------------------------------------
                                                Morgan Stanley Mtge Loan Trust                       756,276
                                                --------------------------------------------------------------------
                                                Nuveen Investments                                   105,610
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income             Bear Stearns Companies                               743,516
                                                --------------------------------------------------------------------
                                                Citigroup                                            640,449
                                                --------------------------------------------------------------------
                                                Credit Suisse First Boston USA                       639,723
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                                 649,309
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                             636,749
                                                --------------------------------------------------------------------
                                                Merrill Lynch & Co.                                  638,188
                                                --------------------------------------------------------------------
                                                Morgan Stanley                                       637,987
                                                --------------------------------------------------------------------
                                                Morgan Stanley Capital 1                             479,557
--------------------------------------------------------------------------------------------------------------------

Disciplined International Equity                None                                                     N/A
--------------------------------------------------------------------------------------------------------------------

Emerging Markets Bond                           None                                                     N/A

--------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 50

                                                                                        VALUE OF SECURITIES OWNED AT
FUND                                            ISSUER                                      END OF FISCAL PERIOD
--------------------------------------------------------------------------------------------------------------------
Global Bond                                     Bear Stearns Commercial Mortgage
                                                Securities                                      $  1,429,999
                                                --------------------------------------------------------------------
                                                Citigroup                                          2,355,362
                                                --------------------------------------------------------------------
                                                Citigroup Commercial Mortgage Trust                2,844,020
                                                --------------------------------------------------------------------
                                                Credit Suisse Mortgage Capital Ctfs                1,862,832
                                                --------------------------------------------------------------------
                                                CS First Boston Mortgage Securities                  578,806
                                                --------------------------------------------------------------------
                                                GS Mortgage Securities II                          4,853,319
                                                --------------------------------------------------------------------
                                                JPMorgan Chase & Co.                               1,801,279
                                                --------------------------------------------------------------------
                                                JPMorgan Chase Commercial Mortgage
                                                Securities                                         6,149,812
                                                --------------------------------------------------------------------
                                                LB-UBS Commercial Mtge Trust                       3,104,717
                                                --------------------------------------------------------------------
                                                Lehman Brothers Holdings                           1,021,586
                                                --------------------------------------------------------------------
                                                Morgan Stanley Capital 1                           2,089,775
--------------------------------------------------------------------------------------------------------------------
Global Technology                               None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Partners International Select Growth            None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Partners International Select Value             Credit Suisse Group                               23,856,752
--------------------------------------------------------------------------------------------------------------------
Partners International Small Cap                None                                                     N/A
--------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets                   None                                                     N/A
--------------------------------------------------------------------------------------------------------------------

Threadneedle European Equity                    Credit Suisse Group                                2,314,916
--------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                      Goldman Sachs Group                                7,437,600
--------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income               N/A                                                      N/A
--------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha              N/A                                                      N/A
--------------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity          Credit Suisse Group                                7,393,430
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                         None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                  TD AmeriTrade Holding                             19,426,498
                                                --------------------------------------------------------------------
                                                Legg Mason                                         5,533,620
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                 None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                          None                                                     N/A
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                         None                                                     N/A
--------------------------------------------------------------------------------------------------------------------



     * Subsequent to Aug. 31, 2008. Lehman Brothers Holdings filed a Chapter 11 bankruptcy petition.


Statement of Additional Information - Nov. 28, 2008                      Page 51

BROKERAGE COMMISSIONS PAID TO BROKERS AFFILIATED WITH THE INVESTMENT MANAGER

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the Investment Management Services Agreement.

Information about any brokerage commissions paid by a fund in the last three fiscal periods to brokers affiliated with the fund's investment manager is contained in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

     TABLE 7. BROKERAGE COMMISSIONS PAID TO INVESTMENT MANAGER OR AFFILIATES


                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2008                                    2007         2006
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------
Income Builder              None               --             --          --           --         $    0      $     0(b)
Basic Income(a)
--------------------------------------------------------------------------------------------------------------------------
Income Builder              None               --             --          --           --              0            0(b)
Enhanced Income(a)
--------------------------------------------------------------------------------------------------------------------------
Income Builder              None               --             --          --           --              0            0(b)
Moderate Income(a)
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           None               --             --          --           --              0            0
Aggressive
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder           None               --             --          --           --              0            0
Conservative
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate  None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate  None               --             --          --           --              0            0
Aggressive
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate  None               --             --          --           --              0            0
Conservative
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total     None               --             --          --           --              0            0
Equity
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index               None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Small Company Index         None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------
Equity Value                None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth   UBS                 1         $3,919        0.67%        1.57%             0            0
                            Securities
--------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining  None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage         None               --             --          --           --              0            0

--------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 52

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2008                                    2007         2006
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity    None(c)            --             --          --           --            N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity          None(c)            --             --          --           --            N/A          N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010        None               --             --          --           --            0(d)         N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015        None               --             --          --           --            0(d)         N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020        None               --             --          --           --            0(d)         N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025        None               --             --          --           --            0(d)         N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030        None               --             --          --           --            0(d)         N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035        None               --             --          --           --            0(d)         N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040        None               --             --          --           --            0(d)         N/A
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045        None               --             --          --           --            0(d)         N/A
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond             None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth  JPMorgan            2         $3,532        0.41%        0.26%        $   23      $    57*
                            Securities,
                            Inc.
--------------------------------------------------------------------------------------------------------------------------
Partners Fundamental Value  None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Partners Select Value       Gabelli &           3              0          --           --          7,352       14,216
                            Co.
--------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity   JPMorgan            2              0          --           --            568            0
                            Securities,
                            Inc.
--------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Value    Goldman             4              0          --           --              0        1,821
                            Sachs & Co.
--------------------------------------------------------------------------------------------------------------------------
Short Duration              None               --             --          --           --              0            0
U.S. Government
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage    None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                           --             --          --           --              0            0
                            None
--------------------------------------------------------------------------------------------------------------------------
Real Estate                 None               --             --          --           --              0            0

--------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 53

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2008                                    2007         2006
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------
Cash Management             None               --             --          --           --         $    0      $     0
--------------------------------------------------------------------------------------------------------------------------
Disciplined Equity          None                                                                       0            0
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small and       None               --             --          --           --              0            0(e)
Mid Cap Equity
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small           None               --             --          --           --              0            0(f)
Cap Value
--------------------------------------------------------------------------------------------------------------------------
Floating Rate               None               --             --          --           --              0            0(f)
--------------------------------------------------------------------------------------------------------------------------
Growth                      None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Income Opportunities        None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Inflation Protected         None               --             --          --           --              0            0
Securities
--------------------------------------------------------------------------------------------------------------------------
Large Cap Equity            None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value             None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond       None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt       None               --             --          --           --              0            0(g)
--------------------------------------------------------------------------------------------------------------------------
Diversified Bond            None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt        None               --             --          --           --              0            0(g)
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt         None               --             --          --           --              0            0(g)
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Balanced                    None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap       None               --             --          --           --              0(h)       N/A
Growth
--------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap       None(i)            --             --          --           --            N/A          N/A
Value
--------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income   None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value               None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Strategic Allocation        None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Strategic Income            None               --             --          --           --              0(h)       N/A
Allocation
--------------------------------------------------------------------------------------------------------------------------

                                                            2007                                    2006         2005
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency    None               --             --          --           --              0(j)       N/A
and Income
--------------------------------------------------------------------------------------------------------------------------
Disciplined International   None               --             --          --           --              0(k)       N/A
Equity
--------------------------------------------------------------------------------------------------------------------------

Emerging Markets Bond       None               --             --          --           --              0(l)       N/A
--------------------------------------------------------------------------------------------------------------------------

Global Bond                 None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------

Global Technology           None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------

Partners International      JPMorgan            2            N/A          --           --          8,149        9,426
Select Growth               Securities,
                            Inc.

--------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 54

                                                                                  PERCENT OF
                                                                                   AGGREGATE
                                                        AGGREGATE                   DOLLAR      AGGREGATE    AGGREGATE
                                                          DOLLAR                   AMOUNT OF      DOLLAR       DOLLAR
                                                        AMOUNT OF    PERCENT OF  TRANSACTIONS   AMOUNT OF    AMOUNT OF
                                                       COMMISSIONS   AGGREGATE     INVOLVING   COMMISSIONS  COMMISSIONS
                                           NATURE OF     PAID TO     BROKERAGE    PAYMENT OF     PAID TO      PAID TO
                               BROKER     AFFILIATION     BROKER    COMMISSIONS   COMMISSIONS     BROKER       BROKER
FUND                        ----------------------------------------------------------------------------------------------
                                                           2007                                    2006         2005
--------------------------------------------------------------------------------------------------------------------------
Partners International      Sanford C.          6            N/A          --           --            N/A      $ 8,829
Select Value                Bernstein &
                            Co. LLC
--------------------------------------------------------------------------------------------------------------------------

Partners International      None               --             --          --           --         $    0            0
Small Cap
--------------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging       None               --             --          --           --              0            0
Markets
--------------------------------------------------------------------------------------------------------------------------

Threadneedle European       None               --             --          --           --              0            0
Equity
--------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity  None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity  N/A                --             --          --           --            N/A          N/A
Income
--------------------------------------------------------------------------------------------------------------------------

Threadneedle Global         N/A                --             --          --           --            N/A          N/A
Extended Alpha
--------------------------------------------------------------------------------------------------------------------------

Threadneedle International  None               --             --          --           --              0            0
Opportunity
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt     None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                 --             --          --           --              0            0
                            None
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond             None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income      None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market     None               --             --          --           --              0            0
--------------------------------------------------------------------------------------------------------------------------



      * Represents brokerage clearing fees.
    (1) Affiliate of UBS Global Asset Management, a subadviser.
    (2) Affiliate of American Century, a subadviser.
    (3) Affiliate of GAMCO Investors, Inc. a former subadviser, terminated Sept. 29, 2006.
    (4) Affiliate of Goldman Sachs Asset Management, L.P., a subadviser.
    (5) American Enterprise Investment Services, Inc., a wholly-owned subsidiary of Ameriprise Financial.
    (6) Affiliate of AllianceBernstein, a subadviser.

    (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
    (b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
    (c) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
    (d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
    (e) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

    (f) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

    (g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

    (h) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

    (i) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

    (j) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

    (k) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

    (l) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.


Statement of Additional Information - Nov. 28, 2008                      Page 55

VALUING FUND SHARES

As of the end of the most recent fiscal period, the computation of net asset value was based on net assets divided by shares outstanding as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 8. VALUING FUND SHARES


FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------
Income Builder Basic Income
     Class A                                   $  260,429,297         25,367,943                $10.27
     Class B                                       42,117,652          4,110,203                 10.25
     Class C                                       11,684,994          1,139,130                 10.26
     Class R4                                          33,711              3,280                 10.28
-----------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income
     Class A                                      289,093,384         28,752,778                 10.05
     Class B                                       36,666,708          3,651,072                 10.04
     Class C                                       13,056,618          1,299,870                 10.04
     Class R4                                          55,237              5,493                 10.06
-----------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income
     Class A                                      545,269,841         53,399,353                 10.21
     Class B                                       73,301,557          7,195,090                 10.19
     Class C                                       21,218,944          2,080,819                 10.20
     Class R4                                          21,460              2,099                 10.22
-----------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive
     Class A                                      428,863,881         40,981,066                 10.46
     Class B                                       94,959,883          9,151,829                 10.38
     Class C                                       15,158,381          1,467,345                 10.33
     Class R4                                         109,641             10,459                 10.48
-----------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative
     Class A                                      111,050,506         10,944,200                 10.15
     Class B                                       40,525,206          4,007,079                 10.11
     Class C                                        7,615,936            752,365                 10.12
     Class R4                                          24,165              2,404                 10.05
-----------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
     Class A                                      746,273,942         71,375,697                 10.46
     Class B                                      198,087,358         19,035,309                 10.41
     Class C                                       35,786,145          3,436,396                 10.41
     Class R4                                         105,073             10,056                 10.45
-----------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive
     Class A                                      880,751,474         84,013,338                 10.48
     Class B                                      199,150,000         19,086,670                 10.43
     Class C                                       33,117,113          3,176,161                 10.43
     Class R4                                         805,861             76,784                 10.50
-----------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative
     Class A                                      259,699,591         25,258,910                 10.28
     Class B                                       76,117,681          7,428,267                 10.25
     Class C                                       16,243,377          1,584,479                 10.25
     Class R4                                          43,228              4,223                 10.24
-----------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity
     Class A                                      384,378,038         36,516,756                 10.53
     Class B                                       84,629,230          8,106,594                 10.44
     Class C                                       13,707,051          1,319,026                 10.39
     Class R4                                         163,576             15,480                 10.57
-----------------------------------------------------------------------------------------------------------------
S&P 500 Index
     Class D                                       48,008,764          9,795,616                  4.90
     Class E                                      165,140,821         33,546,373                  4.92
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 56

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Small Company Index
     Class A                                   $  586,659,489         94,820,115                $ 6.19
     Class B                                      127,171,036         24,046,223                  5.29
     Class R4                                       7,807,582          1,227,239                  6.36
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------
Equity Value
     Class A                                      862,727,060         72,058,965                 11.97
     Class B                                      120,949,564         10,071,167                 12.01
     Class C                                        5,338,784            448,976                 11.89
     Class I                                           12,824              1,070                 11.99
     Class R2                                           4,482                374                 11.98
     Class R3                                         138,368             11,549                 11.98
     Class R4                                      12,091,559          1,009,050                 11.98
     Class R5                                           4,482                374                 11.98
     Class W                                            4,551                380                 11.98
-----------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth
     Class A                                       85,394,093         21,986,547                  3.88
     Class B                                       29,411,794          8,128,195                  3.62
     Class C                                        3,421,880            945,054                  3.62
     Class I                                       51,476,161         12,858,908                  4.00
     Class R2                                           3,727                951                  3.92
     Class R3                                           3,743                951                  3.94
     Class R4                                          99,565             25,269                  3.94
     Class R5                                           3,757                951                  3.95
-----------------------------------------------------------------------------------------------------------------
Precious Metals and Mining
     Class A                                      114,874,726          9,640,748                 11.92
     Class B                                       18,946,175          1,733,817                 10.93
     Class C                                        2,372,836            220,757                 10.75
     Class I                                           11,952                989                 12.08
     Class R4                                         126,163             10,436                 12.09
-----------------------------------------------------------------------------------------------------------------
Small Cap Advantage
     Class A                                      230,690,809         57,253,295                  4.03
     Class B                                       56,041,681         15,694,536                  3.57
     Class C                                        4,766,747          1,332,984                  3.58
     Class I                                            6,231              1,484                  4.20
     Class R2                                           2,791                679                  4.11
     Class R3                                           2,800                679                  4.12
     Class R4                                          78,656             18,896                  4.16
     Class R5                                           2,814                679                  4.14
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity
     Class A                                       36,243,211          2,101,033                 17.25
     Class B                                        2,370,747            137,839                 17.20
     Class C                                          735,615             42,785                 17.19
     Class I                                        8,604,172            498,000                 17.28
     Class R5                                           8,637                500                 17.27
-----------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity
     Class A                                        9,789,375            573,839                 17.06
     Class B                                          763,466             44,922                 17.00
     Class C                                          313,988             18,463                 17.01
     Class I                                        8,504,909            498,000                 17.08
     Class R5                                           8,538                500                 17.08
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 57

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Retirement Plus 2010
     Class A                                   $    3,817,259            401,351                $ 9.51
     Class R2                                           4,456                468                  9.52
     Class R3                                           4,457                468                  9.52
     Class R4                                           4,457                468                  9.52
     Class R5                                           4,456                468                  9.52
     Class Y                                       12,474,568          1,310,311                  9.52
-----------------------------------------------------------------------------------------------------------------
Retirement Plus 2015
     Class A                                        6,249,844            643,613                  9.71
     Class R2                                           4,522                465                  9.72
     Class R3                                           4,526                465                  9.73
     Class R4                                           4,531                465                  9.74
     Class R5                                           4,528                465                  9.74
     Class Y                                       23,422,088          2,406,288                  9.73
-----------------------------------------------------------------------------------------------------------------
Retirement Plus 2020
     Class A                                        3,300,828            343,364                  9.61
     Class R2                                           4,475                464                  9.64
     Class R3                                           4,479                464                  9.65
     Class R4                                           4,484                464                  9.66
     Class R5                                           4,483                464                  9.66
     Class Y                                       28,545,670          2,958,924                  9.65
-----------------------------------------------------------------------------------------------------------------
Retirement Plus 2025
     Class A                                        2,654,172            275,106                  9.65
     Class R2                                           4,509                466                  9.68
     Class R3                                           4,509                466                  9.68
     Class R4                                           4,508                465                  9.69
     Class R5                                           4,508                465                  9.69
     Class Y                                       32,457,897          3,352,142                  9.68
-----------------------------------------------------------------------------------------------------------------
Retirement Plus 2030
     Class A                                        3,045,696            313,665                  9.71
     Class R2                                           4,515                464                  9.73
     Class R3                                           4,525                464                  9.75
     Class R4                                           4,523                464                  9.75
     Class R5                                           4,522                464                  9.75
     Class Y                                       29,048,235          2,981,594                  9.74
-----------------------------------------------------------------------------------------------------------------
Retirement Plus 2035
     Class A                                        1,525,615            158,788                  9.61
     Class R2                                           4,496                467                  9.63
     Class R3                                           4,500                467                  9.64
     Class R4                                           4,505                467                  9.65
     Class R5                                           4,501                467                  9.64
     Class Y                                       19,849,186          2,059,793                  9.64
-----------------------------------------------------------------------------------------------------------------
Retirement Plus 2040
     Class A                                        1,439,574            151,317                  9.51
     Class R2                                           4,428                464                  9.54
     Class R3                                           4,433                464                  9.55
     Class R4                                           4,438                464                  9.56
     Class R5                                           4,433                464                  9.55
     Class Y                                       11,851,951          1,241,451                  9.55
-----------------------------------------------------------------------------------------------------------------
Retirement Plus 2045
     Class A                                        1,255,728            130,258                  9.64
     Class R2                                           4,500                466                  9.66
     Class R3                                           4,503                466                  9.66
     Class R4                                           4,507                466                  9.67
     Class R5                                           4,505                466                  9.67
     Class Y                                        9,024,069            933,476                  9.67

-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 58

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------
High Yield Bond
     Class A                                   $1,133,624,554        414,428,945                $ 2.74
     Class B                                      173,554,717         63,456,498                  2.74
     Class C                                       18,643,745          6,860,137                  2.72
     Class I                                       72,462,449         26,516,567                  2.73
     Class R2                                           8,713              3,175                  2.74
     Class R3                                           4,652              1,695                  2.74
     Class R4                                         919,275            336,077                  2.74
     Class R5                                           4,640              1,695                  2.74
     Class W                                       22,509,875          8,291,217                  2.71
-----------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth
     Class A                                      397,989,258         37,586,201                 10.59
     Class B                                       80,526,824          7,903,728                 10.19
     Class C                                        3,063,824            300,672                 10.19
     Class I                                      142,475,018         13,230,406                 10.77
     Class R2                                          98,864              9,311                 10.62
     Class R3                                           6,106                572                 10.67
     Class R4                                         194,176             18,142                 10.70
     Class R5                                           6,131                572                 10.72
-----------------------------------------------------------------------------------------------------------------
Partners Fundamental Value
     Class A                                      648,273,411        107,013,817                  6.06
     Class B                                      161,959,464         27,725,640                  5.84
     Class C                                       15,456,453          2,634,236                  5.87
     Class I                                      158,842,048         25,935,802                  6.12
     Class R4                                         756,584            123,925                  6.11
-----------------------------------------------------------------------------------------------------------------
Partners Select Value
     Class A                                      322,819,045         66,170,721                  4.88
     Class B                                       76,607,986         16,502,135                  4.64
     Class C                                        6,664,913          1,436,484                  4.64
     Class I                                       20,062,162          4,037,490                  4.97
     Class R4                                          79,781             16,172                  4.93
-----------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity
     Class A                                      196,047,618         36,467,629                  5.38
     Class B                                       25,634,234          5,074,867                  5.05
     Class C                                        2,237,185            443,555                  5.04
     Class I                                            9,369              1,724                  5.43
     Class R4                                       3,201,957            586,546                  5.46
-----------------------------------------------------------------------------------------------------------------
Partners Small Cap Value
     Class A                                      365,495,630         77,217,068                  4.73
     Class B                                      128,472,761         28,915,951                  4.44
     Class C                                       10,463,204          2,349,002                  4.45
     Class I                                       15,384,753          3,159,844                  4.87
     Class R2                                         234,161             49,214                  4.76
     Class R3                                           5,675              1,183                  4.80
     Class R4                                         248,829             51,701                  4.81
     Class R5                                       9,191,753          1,907,742                  4.82
-----------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government
     Class A                                      539,251,179        113,827,935                  4.74
     Class B                                      158,544,398         33,462,620                  4.74
     Class C                                        9,625,747          2,031,863                  4.74
     Class I                                       92,658,581         19,540,682                  4.74
     Class R4                                       4,755,371          1,003,265                  4.74
     Class W                                            4,986              1,053                  4.74
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 59

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage
     Class A                                   $   95,365,293         19,102,220                $ 4.99
     Class B                                       33,665,806          6,741,320                  4.99
     Class C                                        4,185,697            838,003                  4.99
     Class I                                      221,547,618         44,419,486                  4.99
     Class R4                                      42,429,496          8,505,084                  4.99
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------
Dividend Opportunity
     Class A                                    1,166,836,238        151,153,162                  7.72
     Class B                                      171,162,689         22,320,646                  7.67
     Class C                                       21,336,365          2,787,614                  7.65
     Class I                                      196,677,710         25,428,411                  7.73
     Class R2                                             N/A                N/A                   N/A
     Class R3                                             N/A                N/A                   N/A
     Class R4                                         884,486            114,314                  7.74
     Class R5                                             N/A                N/A                   N/A
     Class W                                            4,393                568                  7.73
-----------------------------------------------------------------------------------------------------------------
Real Estate
     Class A                                       86,019,287          7,529,295                 11.42
     Class B                                       14,247,297          1,256,751                 11.34
     Class C                                        1,419,450            125,279                 11.33
     Class I                                      113,290,977          9,895,570                 11.45
     Class R4                                         109,251              9,603                 11.38
     Class W                                            3,128                275                 11.37
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------
Cash Management
     Class A                                    4,728,063,840      4,735,985,483                  1.00
     Class B                                       85,972,944         86,123,177                  1.00
     Class C                                        7,698,464          7,709,484                  1.00
     Class I                                       86,515,821         86,572,983                  1.00
     Class R5                                           4,990              5,000                  1.00
     Class W                                       38,283,118         38,307,096                  1.00
     Class Y                                       33,285,660         33,299,232                  1.00
-----------------------------------------------------------------------------------------------------------------
Disciplined Equity
     Class A                                    1,067,408,739        181,520,585                  5.88
     Class B                                       35,383,368          6,102,723                  5.80
     Class C                                        2,787,743            482,134                  5.78
     Class I                                      391,424,906         66,059,325                  5.93
     Class R2                                           3,886                661                  5.88
     Class R3                                           3,892                661                  5.89
     Class R4                                     126,215,819         21,367,300                  5.91
     Class R5                                           3,897                661                  5.90
     Class W                                    1,355,143,677        231,124,956                  5.86
-----------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity
     Class A                                       16,737,687          1,995,771                  8.39
     Class B                                        1,001,638            121,121                  8.27
     Class C                                          162,845             19,685                  8.27
     Class I                                       15,280,626          1,816,335                  8.41
     Class R4                                          10,136              1,204                  8.42
     Class W                                        6,835,033            817,433                  8.36
-----------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value
     Class A                                       12,703,109          1,450,722                  8.76
     Class B                                          347,557             40,165                  8.65
     Class C                                           54,959              6,351                  8.65
     Class I                                       22,825,612          2,600,072                  8.78
     Class R2                                           3,982                455                  8.75
     Class R3                                           3,987                455                  8.76
     Class R4                                           8,777              1,000                  8.78
     Class R5                                           3,989                455                  8.77
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 60

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Floating Rate
     Class A                                   $  261,075,201         29,120,778                $ 8.97
     Class B                                       23,136,657          2,580,594                  8.97
     Class C                                       19,695,527          2,196,860                  8.97
     Class I                                      184,939,822         20,637,515                  8.96
     Class R4                                         183,544             20,426                  8.99
     Class R5                                           4,995                556                  8.98
     Class W                                            4,456                497                  8.97
-----------------------------------------------------------------------------------------------------------------
Growth
     Class A                                    1,590,672,418         58,435,801                 27.22
     Class B                                      189,224,073          7,631,999                 24.79
     Class C                                       13,114,426            530,243                 24.73
     Class I                                      326,363,923         11,697,509                 27.90
     Class R2                                           4,280                155                 27.61
     Class R3                                           4,286                155                 27.65
     Class R4                                      55,923,087          2,013,270                 27.78
     Class R5                                           4,290                155                 27.68
     Class W                                            4,336                157                 27.62
-----------------------------------------------------------------------------------------------------------------
Income Opportunities
     Class A                                      138,240,324         14,797,904                  9.34
     Class B                                       25,890,499          2,772,741                  9.34
     Class C                                        3,872,515            414,776                  9.34
     Class I                                       68,474,383          7,321,389                  9.35
     Class R4                                         142,584             15,216                  9.37
-----------------------------------------------------------------------------------------------------------------
Inflation Protected Securities
     Class A                                      222,999,226         21,714,361                 10.27
     Class B                                       36,023,542          3,509,539                 10.26
     Class C                                       10,682,613          1,040,718                 10.26
     Class I                                      402,165,599         39,165,376                 10.27
     Class R4                                          43,246              4,214                 10.26
     Class W                                      253,836,343         24,718,020                 10.27
-----------------------------------------------------------------------------------------------------------------
Large Cap Equity
     Class A                                    3,388,815,212        750,529,476                  4.52
     Class B                                      432,695,950         98,119,285                  4.41
     Class C                                       20,752,067          4,701,508                  4.41
     Class I                                       38,943,788          8,562,931                  4.55
     Class R2                                           3,743                822                  4.55
     Class R3                                           3,749                822                  4.56
     Class R4                                     179,264,616         39,104,432                  4.58
     Class R5                                           3,789                822                  4.61
-----------------------------------------------------------------------------------------------------------------
Large Cap Value
     Class A                                       35,085,132          8,397,421                  4.18
     Class B                                        7,328,116          1,765,846                  4.15
     Class C                                          659,182            159,562                  4.13
     Class I                                       11,230,530          2,671,840                  4.20
     Class R2                                           3,187                763                  4.18
     Class R3                                           3,192                763                  4.18
     Class R4                                          21,573              5,115                  4.22
     Class R5                                           3,253                763                  4.26
-----------------------------------------------------------------------------------------------------------------
Limited Duration Bond
     Class A                                       62,676,888          6,707,418                  9.34
     Class B                                        7,350,615            786,840                  9.34
     Class C                                        1,600,298            171,367                  9.34
     Class I                                      105,609,598         11,296,909                  9.35
     Class R4                                           9,369              1,000                  9.37
     Class W                                            4,793                512                  9.36


Statement of Additional Information - Nov. 28, 2008                      Page 61

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------
California Tax-Exempt
     Class A                                   $  172,038,905         35,097,770                $ 4.90
     Class B                                        4,711,779            961,893                  4.90
     Class C                                        2,843,385            579,342                  4.91
-----------------------------------------------------------------------------------------------------------------
Diversified Bond
     Class A                                    1,920,027,558        413,143,778                  4.65
     Class B                                      254,464,345         54,765,337                  4.65
     Class C                                       31,688,522          6,817,452                  4.65
     Class I                                      693,189,044        148,965,143                  4.65
     Class R2                                           9,610              2,067                  4.65
     Class R3                                           9,610              2,067                  4.65
     Class R4                                      75,478,505         16,261,328                  4.64
     Class R5                                           9,588              2,067                  4.64
     Class W                                      655,311,873        140,970,151                  4.65
-----------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt
     Class A                                      289,301,362         56,564,455                  5.11
     Class B                                       13,968,961          2,730,369                  5.12
     Class C                                        8,460,353          1,653,947                  5.12
-----------------------------------------------------------------------------------------------------------------
New York Tax-Exempt
     Class A                                       52,571,799         10,842,089                  4.85
     Class B                                        3,503,352            722,515                  4.85
     Class C                                          717,930            148,072                  4.85
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------
Balanced
     Class A                                      634,072,106         69,966,655                  9.06
     Class B                                       26,100,296          2,897,118                  9.01
     Class C                                        3,748,762            416,783                  8.99
     Class R4                                      47,215,934          5,209,145                  9.06
-----------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth
     Class A                                       25,775,970          3,371,206                  7.65
     Class B                                        2,911,541            384,045                  7.58
     Class C                                        1,725,877            227,595                  7.58
     Class I                                      161,645,963         21,034,723                  7.68
     Class R2                                           7,654              1,000                  7.65
     Class R3                                           7,669              1,000                  7.67
     Class R4                                          22,347              2,910                  7.68
     Class R5                                           7,680              1,000                  7.68
     Class W                                            4,387                573                  7.66
-----------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value
     Class A                                          394,708             43,191                  9.14
     Class B                                           19,345              2,120                  9.13
     Class C                                            9,124              1,000                  9.12
     Class I                                        8,359,169            914,414                  9.14
     Class R2                                           9,129              1,000                  9.13
     Class R3                                           9,134              1,000                  9.13
     Class R4                                           9,138              1,000                  9.14
     Class R5                                           9,142              1,000                  9.14
     Class W                                            9,135              1,000                  9.14
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 62

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
Diversified Equity Income
     Class A                                   $4,504,417,578        483,974,117                $ 9.31
     Class B                                      633,359,809         67,927,974                  9.32
     Class C                                       93,320,596         10,037,632                  9.30
     Class I                                      189,996,681         20,429,835                  9.30
     Class R2                                       7,727,583            832,912                  9.28
     Class R3                                     108,542,942         11,676,683                  9.30
     Class R4                                     182,738,003         19,618,165                  9.31
     Class R5                                      45,588,984          4,896,103                  9.31
     Class W                                            3,363                361                  9.32
-----------------------------------------------------------------------------------------------------------------
Mid Cap Value
     Class A                                    1,745,361,398        244,325,635                  7.14
     Class B                                      164,379,864         23,826,489                  6.90
     Class C                                       54,137,367          7,844,791                  6.90
     Class I                                       15,525,593          2,138,378                  7.26
     Class R2                                      10,456,777          1,468,157                  7.12
     Class R3                                      30,952,140          4,330,118                  7.15
     Class R4                                     270,774,444         37,623,411                  7.20
     Class R5                                      65,029,360          9,020,432                  7.21
     Class W                                            3,638                506                  7.19
-----------------------------------------------------------------------------------------------------------------
Strategic Allocation
     Class A                                    1,437,164,150        157,978,918                  9.10
     Class B                                      169,089,504         18,763,641                  9.01
     Class C                                       59,278,791          6,608,282                  8.97
     Class I                                            3,946                434                  9.09
     Class R2                                           3,946                434                  9.09
     Class R3                                           3,946                434                  9.09
     Class R4                                       6,812,658            748,545                  9.10
     Class R5                                           3,946                434                  9.09
-----------------------------------------------------------------------------------------------------------------
Strategic Income Allocation
     Class A                                      148,194,341         16,594,182                  8.93
     Class B                                       18,190,751          2,036,698                  8.93
     Class C                                        5,807,175            650,672                  8.92
     Class R2                                           4,797                537                  8.93
     Class R3                                           4,797                537                  8.93
     Class R4                                           4,797                537                  8.93
     Class R5                                           4,797                537                  8.93
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income
     Class A                                        8,851,115            836,275                 10.58
     Class B                                           10,579              1,000                 10.58
     Class C                                          220,172             20,826                 10.57
     Class I                                      121,969,554         11,515,491                 10.59
     Class R4                                          39,493              3,733                 10.58
     Class R5                                           9,975                942                 10.59
     Class W                                            5,225                494                 10.58
-----------------------------------------------------------------------------------------------------------------
Disciplined International Equity
     Class A                                       24,837,580          1,902,011                 13.06
     Class B                                        3,157,442            244,323                 12.92
     Class C                                          429,891             33,261                 12.92
     Class I                                      194,854,106         14,868,382                 13.11
     Class R4                                          67,798              5,187                 13.07
     Class W                                      425,588,491         32,615,585                 13.05
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 63

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Emerging Markets Bond
     Class A                                   $    4,674,402            442,408                $10.57
     Class B                                        1,147,001            108,670                 10.55
     Class C                                          169,420             16,069                 10.54
     Class I                                      147,109,195         13,923,740                 10.57
     Class R4                                          16,211              1,535                 10.56
     Class W                                       37,920,838          3,593,104                 10.55
-----------------------------------------------------------------------------------------------------------------
Global Bond
     Class A                                      258,702,627         37,571,540                  6.89
     Class B                                       46,947,863          6,745,575                  6.96
     Class C                                        2,541,238            367,669                  6.91
     Class I                                      157,401,057         22,911,568                  6.87
     Class R4                                         112,309             16,311                  6.89
     Class W                                       54,191,186          7,877,974                  6.88
-----------------------------------------------------------------------------------------------------------------
Global Technology
     Class A                                      138,622,786         45,570,117                  3.04
     Class B                                       42,629,517         16,336,743                  2.61
     Class C                                        4,011,851          1,532,650                  2.62
     Class I                                           18,312              5,882                  3.11
     Class R4                                         170,593             55,549                  3.07
-----------------------------------------------------------------------------------------------------------------
Partners International Select Growth
     Class A                                      417,563,101         39,611,599                 10.54
     Class B                                       75,005,561          7,389,114                 10.15
     Class C                                        6,676,027            658,369                 10.14
     Class I                                      267,435,627         25,036,721                 10.68
     Class R4                                       1,477,368            139,275                 10.61
-----------------------------------------------------------------------------------------------------------------
Partners International Select Value
     Class A                                    2,032,189,431        167,447,483                 12.14
     Class B                                      394,630,501         33,755,932                 11.69
     Class C                                       37,691,348          3,232,845                 11.66
     Class I                                      196,111,461         15,945,372                 12.30
     Class R4                                       2,167,486            177,221                 12.23
-----------------------------------------------------------------------------------------------------------------
Partners International Small Cap
     Class A                                       91,276,459          8,872,852                 10.29
     Class B                                       19,354,835          1,942,949                  9.96
     Class C                                        1,416,525            142,107                  9.97
     Class I                                       26,099,152          2,507,090                 10.41
     Class R4                                         167,116             16,136                 10.36
-----------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets
     Class A                                      661,299,345         44,103,831                 14.99
     Class B                                       93,786,732          6,829,153                 13.73
     Class C                                        7,684,286            557,662                 13.78
     Class I                                       55,502,715          3,609,584                 15.38
     Class R4                                       2,303,639            150,378                 15.32
-----------------------------------------------------------------------------------------------------------------
Threadneedle European Equity
     Class A                                      114,599,774         16,783,815                  6.83
     Class B                                       30,143,346          4,481,982                  6.73
     Class C                                        2,137,525            318,334                  6.71
     Class I                                           19,591              2,865                  6.84
     Class R4                                          45,251              6,611                  6.84
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity
     Class A                                      736,862,352         76,651,956                  9.61
     Class B                                      103,845,698         11,509,285                  9.02
     Class C                                        8,245,080            922,827                  8.93
     Class R2                                           6,099                634                  9.62
     Class R3                                           6,115                634                  9.65
     Class R4                                       9,828,003          1,013,137                  9.70
     Class R5                                           6,141                634                  9.69
     Class W                                            6,170                639                  9.66
-----------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 64

FUND                                             NET ASSETS     SHARES OUTSTANDING   NET ASSET VALUE OF ONE SHARE
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income
     Class A                                              N/A                N/A                   N/A
     Class B                                              N/A                N/A                   N/A
     Class C                                              N/A                N/A                   N/A
     Class I                                              N/A                N/A                   N/A
     Class R2                                             N/A                N/A                   N/A
     Class R3                                             N/A                N/A                   N/A
     Class R4                                             N/A                N/A                   N/A
     Class R5                                             N/A                N/A                   N/A
-----------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha
     Class A                                              N/A                N/A                   N/A
     Class B                                              N/A                N/A                   N/A
     Class C                                              N/A                N/A                   N/A
     Class I                                              N/A                N/A                   N/A
     Class R2                                             N/A                N/A                   N/A
     Class R3                                             N/A                N/A                   N/A
     Class R4                                             N/A                N/A                   N/A
     Class R5                                             N/A                N/A                   N/A
Threadneedle International Opportunity
     Class A                                   $  519,709,972         43,914,825                $11.83
     Class B                                       72,155,141          6,271,965                 11.50
     Class C                                        3,848,136            337,985                 11.39
     Class I                                      130,555,776         10,908,936                 11.97
     Class R2                                           5,943                496                 11.98
     Class R3                                           5,956                496                 12.01
     Class R4                                         476,566             39,523                 12.06
     Class R5                                           5,982                496                 12.06
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt
     Class A                                       64,505,264         12,354,119                  5.22
     Class B                                        6,781,519          1,299,956                  5.22
     Class C                                        2,813,599            539,303                  5.22
-----------------------------------------------------------------------------------------------------------------
Mid Cap Growth
     Class A                                      851,757,317         69,144,794                 12.32
     Class B                                      136,717,100         12,727,934                 10.74
     Class C                                        6,698,934            623,776                 10.74
     Class I                                       53,521,078          4,198,962                 12.75
     Class R4                                       7,258,132            577,163                 12.58
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond
     Class A                                      682,528,518        180,120,461                  3.79
     Class B                                       26,464,663          6,984,267                  3.79
     Class C                                        4,745,241          1,251,775                  3.79
Tax-Exempt High Income
     Class A                                    2,581,740,475        599,871,661                  4.30
     Class B                                       79,940,264         18,578,815                  4.30
     Class C                                       13,358,573          3,102,677                  4.31
-----------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-----------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                           142,410,486        142,465,323                  1.00
-----------------------------------------------------------------------------------------------------------------



FOR FUNDS OTHER THAN MONEY MARKET FUNDS. In determining net assets before shareholder transactions, a fund's securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

    - Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

    - Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.


Statement of Additional Information - Nov. 28, 2008                      Page 65

    - Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

    - Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

    - Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

    - Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the NYSE.

    - Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

    - Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

    - Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

    - When possible, bonds are valued by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

FOR MONEY MARKET FUNDS. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund's portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses.

The Board has established procedures designed to stabilize the fund's price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund's securities by the Board, at intervals deemed appropriate by it, to determine whether the fund's net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund's shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.


Statement of Additional Information - Nov. 28, 2008                      Page 66

PORTFOLIO HOLDINGS DISCLOSURE

Each fund's Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund's Board also believes that knowledge of the fund's portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund's Board has therefore adopted the investment manager's policies and approved the investment manager's procedures, including the investment manager's oversight of subadviser practices, relating to disclosure of the fund's portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund's operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund's compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund's portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund's fiscal quarter, on the SEC's website.

In addition, the investment manager makes publicly available information regarding a fund's top ten holdings (including name and percentage of a fund's assets invested in each such holding) and the percentage breakdown of a fund's investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least fifteen (15) days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund's prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek, Data Communique, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P.), (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Lehman Brothers Holdings, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund's Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund's holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee ("PHC"). The PHC is comprised of members from the

Statement of Additional Information - Nov. 28, 2008                      Page 67
investment manager's General Counsel's Office, Compliance, and Communications. The PHC has been authorized by the fund's Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund's Chief Compliance Officer or the fund's General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund's shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

PROXY VOTING

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds uphold a long tradition of supporting sound and principled corporate governance. For over 30 years, the Board, which consists of a majority of independent Board members, has determined policies and voted proxies. The funds' investment manager, RiverSource Investments, and the funds' administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

CORPORATE GOVERNANCE MATTERS -- The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

    - The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

    - The Board supports annual election of all directors and proposals to eliminate classes of directors.

    - In a routine election of directors, the Board will generally vote with management's recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

    - The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each director elected should represent the interests of all shareholders.

    - Votes in a contested election of directors are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

SHAREHOLDER RIGHTS PLANS -- The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company's board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit

Statement of Additional Information - Nov. 28, 2008                      Page 68
shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

AUDITORS -- The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor's service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

STOCK OPTION PLANS AND OTHER MANAGEMENT COMPENSATION ISSUES -- The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively.

The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

SOCIAL AND CORPORATE POLICY ISSUES -- The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company's management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund's shareholders and those of the funds' principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team ("Proxy Team"). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board's guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund's subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management's recommendations as set out in the company's proxy statement. In each instance in which a fund votes against management's recommendation (except when withholding votes from a nominated director), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company's management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

VOTING IN COUNTRIES OUTSIDE THE UNITED STATES (NON-U.S. COUNTRIES) -- Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

SECURITIES ON LOAN -- The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally

Statement of Additional Information - Nov. 28, 2008                      Page 69
outweigh the benefit of voting the proxy. While neither the Board nor the funds' administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds' ownership position is more significant, the Board has established a guideline to direct the funds' administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

INVESTMENT IN AFFILIATED FUNDS -- Certain RiverSource funds may invest in shares of other RiverSource funds (referred to in this context as "underlying funds") and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

OBTAIN A PROXY VOTING RECORD

Each year the RiverSource funds file their proxy voting records with the SEC and make them available by August 31 for the 12-month period ending June 30 of that year. The records can be obtained without charge through riversource.com/funds or searching the website of the SEC at www.sec.gov.

INVESTING IN A FUND

SALES CHARGE

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge ("CDSC") and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

CLASS A - CALCULATION OF THE SALES CHARGE
Sales charges are determined as shown in the following tables. The first table is organized by investment category. You can find your fund's investment category in Table 1.

                         TABLE 9. CLASS A SALES CHARGE

For all funds EXCEPT Absolute Return Currency and Income, Floating Rate, Inflation Protected Securities, Intermediate Tax-Exempt, Limited Duration Bond and Short Duration U.S. Government:

---------------------------------------------------------------------------------
                                                         FUND-OF-FUNDS - FIXED
                                                       INCOME, STATE TAX-EXEMPT
                                                      FIXED INCOME, TAXABLE FIXED
                         BALANCED, EQUITY, FUND-OF-    INCOME, TAX-EXEMPT FIXED
                               FUNDS - EQUITY                   INCOME
                       ----------------------------------------------------------
     FUND CATEGORY                  SALES CHARGE* AS A PERCENTAGE OF:
---------------------------------------------------------------------------------
                            PUBLIC                       PUBLIC
                           OFFERING     NET AMOUNT      OFFERING      NET AMOUNT
  TOTAL MARKET VALUE       PRICE**       INVESTED       PRICE**        INVESTED
---------------------------------------------------------------------------------
Up to $49,999               5.75%          6.10%         4.75%          4.99%
---------------------------------------------------------------------------------
$50,000 - $99,999           4.75%          4.99%         4.25%          4.44%
---------------------------------------------------------------------------------
$100,000 - $249,999         3.50%          3.63%         3.50%          3.63%
---------------------------------------------------------------------------------
$250,000 - $499,999         2.50%          2.56%         2.50%          2.56%
---------------------------------------------------------------------------------
$500,000 - $999,999         2.00%          2.04%         2.00%          2.04%
---------------------------------------------------------------------------------
$1,000,000 or more***       0.00%          0.00%         0.00%          0.00%
---------------------------------------------------------------------------------




Statement of Additional Information - Nov. 28, 2008                      Page 70

For Absolute Return Currency and Income, Floating Rate, Inflation Protected Securities, Intermediate Tax-Exempt, Limited Duration Bond and Short Duration U.S. Government:

-----------------------------------------------------------------------------------------
                                           SALES CHARGE* AS A
                                              PERCENTAGE OF          SALES CHARGE* AS A
                                             PUBLIC OFFERING            PERCENTAGE OF
          TOTAL MARKET VALUE                     PRICE**             NET AMOUNT INVESTED
-----------------------------------------------------------------------------------------
Up to $49,999                                     3.00%                     3.09%
-----------------------------------------------------------------------------------------
$50,000 - $99,999                                 3.00%                     3.09%
-----------------------------------------------------------------------------------------
$100,000 - $249,999                               2.50%                     2.56%
-----------------------------------------------------------------------------------------
$250,000 - $499,999                               2.00%                     2.04%
-----------------------------------------------------------------------------------------
$500,000 - $999,999                               1.50%                     1.52%
-----------------------------------------------------------------------------------------
$1,000,000 or more***                             0.00%                     0.00%
-----------------------------------------------------------------------------------------



     * Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

    ** Purchase price includes the sales charge.

   *** Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial institution the following: a sales commission of up to 1.00% for a sale with a total market value of $1,000,000 to $2,999,999; a sales commission up to 0.50% for a sale of $3,000,000 to $9,999,999; and a sales commission up to 0.25% for a sale of $10,000,000 or more.

Using the sales charge schedule in the table above, for Class A, the public offering price for an investment of less than $50,000, made on the last day of the most recent fiscal period, was determined as shown in the following table. The sales charge is paid to the distributor by the person buying the shares. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                        TABLE 10. PUBLIC OFFERING PRICE

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------
Income Builder Basic Income                         $10.27           0.9525          $10.78
----------------------------------------------------------------------------------------------
Income Builder Enhanced Income                       10.05           0.9525           10.55
----------------------------------------------------------------------------------------------
Income Builder Moderate Income                       10.21           0.9525           10.72
----------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                         10.46           0.9425           11.10
----------------------------------------------------------------------------------------------
Portfolio Builder Conservative                       10.15           0.9525           10.66
----------------------------------------------------------------------------------------------
Portfolio Builder Moderate                           10.46           0.9425           11.10
----------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                10.48           0.9425           11.12
----------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative              10.28           0.9525           10.79
----------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                       10.53           0.9425           11.17
----------------------------------------------------------------------------------------------
S&P 500 Index (for Class D)                           4.90      No sales charge        4.90
----------------------------------------------------------------------------------------------
Small Company Index                                   6.19           0.9425            6.57
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------
Equity Value                                         11.97           0.9425           12.70
----------------------------------------------------------------------------------------------
Partners Small Cap Growth                             3.88           0.9425            4.12
----------------------------------------------------------------------------------------------
Precious Metals and Mining                           11.92           0.9425           12.65
----------------------------------------------------------------------------------------------
Small Cap Advantage                                   4.03           0.9425            4.28

----------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 71

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------
120/20 Contrarian Equity                            $17.25           0.9425          $18.30
----------------------------------------------------------------------------------------------
130/30 U.S. Equity                                   17.06           0.9425           18.10
----------------------------------------------------------------------------------------------
Retirement Plus 2010                                  9.51           0.9425           10.09
----------------------------------------------------------------------------------------------
Retirement Plus 2015                                  9.71           0.9425           10.30
----------------------------------------------------------------------------------------------
Retirement Plus 2020                                  9.61           0.9425           10.20
----------------------------------------------------------------------------------------------
Retirement Plus 2025                                  9.65           0.9425           10.24
----------------------------------------------------------------------------------------------
Retirement Plus 2030                                  9.71           0.9425           10.30
----------------------------------------------------------------------------------------------
Retirement Plus 2035                                  9.61           0.9425           10.20
----------------------------------------------------------------------------------------------
Retirement Plus 2040                                  9.51           0.9425           10.09
----------------------------------------------------------------------------------------------
Retirement Plus 2045                                  9.64           0.9425           10.23
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------
High Yield Bond                                       2.74           0.9525            2.88
----------------------------------------------------------------------------------------------
Partners Aggressive Growth                           10.59           0.9425           11.24
----------------------------------------------------------------------------------------------
Partners Fundamental Value                            6.06           0.9425            6.43
----------------------------------------------------------------------------------------------
Partners Select Value                                 4.88           0.9425            5.18
----------------------------------------------------------------------------------------------
Partners Small Cap Equity                             5.38           0.9425            5.71
----------------------------------------------------------------------------------------------
Partners Small Cap Value                              4.73           0.9425            5.02
----------------------------------------------------------------------------------------------
Short Duration U.S. Government                        4.74           0.9700            4.89
----------------------------------------------------------------------------------------------
U.S. Government Mortgage                              4.99           0.9525            5.24
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------
Dividend Opportunity                                  7.72           0.9425            8.19
----------------------------------------------------------------------------------------------
Real Estate                                          11.42           0.9425           12.12
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------
Cash Management                                       1.00      No sales charge        1.00
----------------------------------------------------------------------------------------------

Disciplined Equity                                    5.88           0.9425            6.24
----------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                  8.39           0.9425            8.90
----------------------------------------------------------------------------------------------

Disciplined Small Cap Value                           8.76           0.9425            9.29
----------------------------------------------------------------------------------------------
Floating Rate                                         8.97           0.9700            9.25
----------------------------------------------------------------------------------------------

Growth                                               27.22           0.9425           28.88
----------------------------------------------------------------------------------------------
Income Opportunities                                  9.34           0.9525            9.81
----------------------------------------------------------------------------------------------

Inflation Protected Securities                       10.27           0.9700           10.59
----------------------------------------------------------------------------------------------
Large Cap Equity                                      4.52           0.9425            4.80
----------------------------------------------------------------------------------------------

Large Cap Value                                       4.18           0.9425            4.44
----------------------------------------------------------------------------------------------
Limited Duration Bond                                 9.34           0.9700            9.63
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------
California Tax-Exempt                                 4.90           0.9525            5.14
----------------------------------------------------------------------------------------------
Diversified Bond                                      4.65           0.9525            4.88
----------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                  5.11           0.9525            5.36
----------------------------------------------------------------------------------------------
New York Tax-Exempt                                   4.85           0.9525            5.09

----------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 72

                                                                                     PUBLIC
                                                   NET ASSET   1.0 MINUS MAXIMUM    OFFERING
FUND                                                 VALUE        SALES CHARGE        PRICE
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------
Balanced                                            $ 9.06           0.9425          $ 9.61
----------------------------------------------------------------------------------------------
Disciplined Large Cap Growth                          7.65           0.9425            8.12
----------------------------------------------------------------------------------------------
Disciplined Large Cap Value                           9.14           0.9425            9.70
----------------------------------------------------------------------------------------------
Diversified Equity Income                             9.31           0.9425            9.88
----------------------------------------------------------------------------------------------
Mid Cap Value                                         7.14           0.9425            7.58
----------------------------------------------------------------------------------------------
Strategic Allocation                                  9.10           0.9425            9.66
----------------------------------------------------------------------------------------------
Strategic Income Allocation                           8.93           0.9525            9.38
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------
Absolute Return Currency and Income                  10.58           0.9700           10.91
----------------------------------------------------------------------------------------------
Disciplined International Equity                     13.06           0.9425           13.86
----------------------------------------------------------------------------------------------
Emerging Markets Bond                                10.57           0.9525           11.10
----------------------------------------------------------------------------------------------
Global Bond                                           6.89           0.9525            7.23
----------------------------------------------------------------------------------------------
Global Technology                                     3.04           0.9425            3.23
----------------------------------------------------------------------------------------------
Partners International Select Growth                 10.54           0.9425           11.18
----------------------------------------------------------------------------------------------
Partners International Select Value                  12.14           0.9425           12.88
----------------------------------------------------------------------------------------------
Partners International Small Cap                     10.29           0.9425           10.92
----------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                        14.99           0.9425           15.90
----------------------------------------------------------------------------------------------
Threadneedle European Equity                          6.83           0.9425            7.25
----------------------------------------------------------------------------------------------
Threadneedle Global Equity                            9.61           0.9425           10.20
----------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                      N/A           0.9425             N/A
----------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                     N/A           0.9425             N/A
----------------------------------------------------------------------------------------------
Threadneedle International Opportunity               11.83           0.9425           12.55
----------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                               5.22           0.9525            5.48
----------------------------------------------------------------------------------------------
Mid Cap Growth                                       12.32           0.9425           13.07
----------------------------------------------------------------------------------------------
Tax-Exempt Bond                                       3.79           0.9525            3.98
----------------------------------------------------------------------------------------------
Tax-Exempt High Income                                4.30           0.9525            4.51
----------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------
Tax-Exempt Money Market                               1.00      No sales charge        1.00
----------------------------------------------------------------------------------------------


CLASS A - LETTER OF INTENT (LOI)
If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge for investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included in your LOI. For example, a shareholder currently has $60,000 ROA in RiverSource funds. Shareholder completes an LOI to invest $100,000 in RiverSource funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in RiverSource funds' Class A shares in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months. Your investments will be charged the sales charge that applies to the amount you have committed to invest under the LOI. Five percent of the commitment amount will be placed in escrow. The LOI will remain in effect for the entire 13 months, even if you reach your commitment amount. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. Once the LOI has ended, future sales charges will be determined by ROA or the total value of the new investment combined with the market value of the existing RiverSource fund investments as described in the prospectus. If you do not invest the commitment amount by the end of the 13 months, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of RiverSource funds other than Class A; does not include any new reinvested dividends and directed dividends earned in any RiverSource funds during the 13-month period; purchases in RiverSource funds held within a wrap product; and purchases of RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund unless they are subsequently exchanged to Class A shares of a RiverSource fund within the 13 month period. A LOI is not an option (absolute right) to

Statement of Additional Information - Nov. 28, 2008                      Page 73
buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial institution in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

CLASS B SHARES
Class B shares have a CDSC for six years. For Class B shares purchased prior to May 21, 2005, those shares will convert to Class A shares in the ninth calendar year of ownership. For Class B shares purchased beginning May 21, 2005, those shares will convert to Class A shares one month after the eighth year of ownership.

CLASS C SHARES
Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CLASS D SHARES
Class D shares are offered through wrap fee programs or other investment products. Class D shares are sold without a front-end sales charge or CDSC. Class D shares are subject to a distribution fee.

CLASS E SHARES
Class E shares are offered to qualifying institutional investors and brokerage accounts. Class E shares are sold without a front-end sales charge or CDSC. Class E shares are subject to a plan administration fee.

CLASS I SHARES
Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.

CLASS R SHARES
Class R2, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 and Class R3 shares are subject to a distribution fee. Class R2, Class R3 and R4 shares are subject to a plan administration fee. The following investors are eligible to purchase Class R2, Class R3, Class R4 and Class R5 shares:

    - Qualified employee benefit plans;

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    - Nonqualified deferred compensation plans;

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code;

    - Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

    - Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds); and

    - Bank Trusts.

CLASS W SHARES
Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

CLASS Y SHARES
Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC. Class Y shares are subject to a plan administration fee. The following investors are eligible to purchase Class Y shares:

    - Qualified employee benefit plans;

    - Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

    - Nonqualified deferred compensation plans; and

    - State sponsored college savings plans established under Section 529 of the Internal Revenue Code.


Statement of Additional Information - Nov. 28, 2008                      Page 74

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

REJECTION OF BUSINESS

Each fund and RiverSource Distributors, Inc. reserve the right to reject any business, in its sole discretion.

SELLING SHARES

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

    - The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

    - Disposal of a fund's securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

    - The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

PAY-OUT PLANS

You can use any of several pay-out plans to redeem your investment in regular installments. If you redeem shares, you may be subject to a contingent deferred sales charge as discussed in the prospectus. While the plans differ on how the pay-out is figured, they all are based on the redemption of your investment. Net investment income dividends and any capital gain distributions will automatically be reinvested, unless you elect to receive them in cash. If you redeem an IRA or a qualified retirement account, certain restrictions, federal tax penalties, and special federal income tax reporting requirements may apply. You should consult your tax advisor about this complex area of the tax law.

Applications for a systematic investment in a class of a fund subject to a sales charge normally will not be accepted while a pay-out plan for any of those funds is in effect. Occasional investments, however, may be accepted.

To start any of these plans, please consult your financial institution. Your authorization must be received at least five days before the date you want your payments to begin. Payments will be made on a monthly, bimonthly, quarterly, semiannual, or annual basis. Your choice is effective until you change or cancel it.

CAPITAL LOSS CARRYOVER

For federal income tax purposes, certain funds had total capital loss carryovers at the end of the most recent fiscal period that, if not offset by subsequent capital gains, will expire as follows. Because the measurement periods for a regulated investment company's income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end ("post-October loss") as occurring on the first day of the following tax year. The total capital loss carryovers below include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.


Statement of Additional Information - Nov. 28, 2008                      Page 75

                        TABLE 11. CAPITAL LOSS CARRYOVER


                                          TOTAL          AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                                       CAPITAL LOSS     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                                    CARRYOVERS       IN 2008       IN 2009       IN 2010       IN 2011       IN 2012
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income            $         0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income             870,491         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income                   0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                     0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                   0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                       0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
Aggressive                                       0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
Conservative                                     0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                   0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index(a)                         1,885,594         --            --         1,885,594        --            --
--------------------------------------------------------------------------------------------------------------------------
Small Company Index                              0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------
Equity Value                                     0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth                6,394,289         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining               4,849,573         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                     37,352,005         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                 1,239,657          0             0                 0         0             0
--------------------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                         349,118          0             0                 0         0             0
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                             0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                             0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                             0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                             0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                             0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                             0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                       103,637          0             0                 0         0             0
--------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                             0         --            --                --        --            --
--------------------------------------------------------------------------------------------------------------------------
                                        AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                                       EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                                    IN 2013       IN 2014       IN 2015       IN 2016       IN 2017
---------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
---------------------------------------------------------------------------------------------------------
Income Builder Basic Income               --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income            --            --            --            --           870,491
---------------------------------------------------------------------------------------------------------
Income Builder Moderate Income            --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive              --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative            --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
Aggressive                                --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate
Conservative                              --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity            --            --            --            --                --
---------------------------------------------------------------------------------------------------------
S&P 500 Index(a)                          --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Small Company Index                       --            --            --            --                --
---------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------
Equity Value                              --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Partners Small Cap Growth                 --            --            --            --         6,394,289
---------------------------------------------------------------------------------------------------------
Precious Metals and Mining                --            --            --            --         4,849,573
---------------------------------------------------------------------------------------------------------
Small Cap Advantage                       --            --            --            --        37,352,005
---------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
---------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                   0             0             0             0         1,239,657
---------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                         0             0             0             0           349,118
---------------------------------------------------------------------------------------------------------
Retirement Plus 2010                      --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Retirement Plus 2015                      --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Retirement Plus 2020                      --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Retirement Plus 2025                      --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Retirement Plus 2030                      --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Retirement Plus 2035                      --            --            --            --                --
---------------------------------------------------------------------------------------------------------
Retirement Plus 2040                       0             0             0             0           103,637
---------------------------------------------------------------------------------------------------------
Retirement Plus 2045                      --            --            --            --                --
---------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 28, 2008                      Page 76

                                          TOTAL          AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                                       CAPITAL LOSS     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                                    CARRYOVERS       IN 2008       IN 2009       IN 2010       IN 2011       IN 2012
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------
High Yield Bond                       $1,376,549,063        0        226,001,198   517,121,802   552,664,309            0
--------------------------------------------------------------------------------------------------------------------------
Partners
Aggressive
Growth                                 1,129,815,010        0        763,613,904   315,348,051    23,741,111   27,111,944
--------------------------------------------------------------------------------------------------------------------------
Partners Fundamental Value                         0       --                 --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
Partners Select Value                     15,718,808        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity                 20,350,484        0                  0    14,147,440             0            0
--------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Value                   5,425,972        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government           183,673,285        0        117,356,906             0             0            0
--------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                     210,465        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                     343,927,468        0                  0             0   343,927,468            0
--------------------------------------------------------------------------------------------------------------------------
Real Estate                                        0       --                 --            --            --           --
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------
Cash Management                            8,101,462        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                                 0       --                 --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap
Equity                                    17,293,096        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                3,831,834        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Floating Rate                             17,326,421        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Growth                                   202,027,584        0                  0             0   178,158,939            0
--------------------------------------------------------------------------------------------------------------------------
Income Opportunities                      12,433,543        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                     0       --                 --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                         235,009,471        0         60,717,128    20,982,455     9,473,267            0
--------------------------------------------------------------------------------------------------------------------------
Large Cap Value                                    0       --                 --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                      2,491,213        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                      1,415,210        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Diversified Bond                         125,823,517        0         56,247,571    49,658,521             0    5,227,159
--------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                       2,765,793        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                          102,852        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Balanced                                 718,823,723        0                  0   294,910,142   368,676,980   24,886,878
--------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth               5,736,409        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value                   24,253        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income                          0       --                 --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                                      0       --                 --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                               0       --                 --            --            --           --
--------------------------------------------------------------------------------------------------------------------------
Strategic Income Allocation                   11,089        0                  0             0             0            0
--------------------------------------------------------------------------------------------------------------------------
                                        AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                                       EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                                    IN 2013       IN 2014       IN 2015       IN 2016       IN 2017
---------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------
High Yield Bond                                0    19,078,058             0     6,050,907     55,632,789
---------------------------------------------------------------------------------------------------------
Partners
Aggressive
Growth                                         0             0             0             0              0
---------------------------------------------------------------------------------------------------------
Partners Fundamental Value                    --            --            --            --             --
---------------------------------------------------------------------------------------------------------
Partners Select Value                          0             0             0             0     15,718,808
---------------------------------------------------------------------------------------------------------
Partners Small Cap Equity                      0             0             0             0      6,203,044
---------------------------------------------------------------------------------------------------------
Partners Small Cap Value                       0             0             0             0      5,425,972
---------------------------------------------------------------------------------------------------------
Short Duration U.S. Government        36,267,962    20,469,230     9,579,187             0              0
---------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                       0             0             0             0        210,465
---------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
---------------------------------------------------------------------------------------------------------
Dividend Opportunity                           0             0             0             0              0
---------------------------------------------------------------------------------------------------------
Real Estate                                   --            --            --            --             --
---------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
---------------------------------------------------------------------------------------------------------
Cash Management                                0             0             0         6,554      8,094,908
---------------------------------------------------------------------------------------------------------
Disciplined Equity                            --            --            --            --             --
---------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap
Equity                                         0        93,125        21,904     2,186,828     14,991,239
---------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                    0             0             0       554,680      3,277,154
---------------------------------------------------------------------------------------------------------
Floating Rate                                  0             0        33,562     3,488,601     13,804,258
---------------------------------------------------------------------------------------------------------
Growth                                         0             0             0             0     23,868,645
---------------------------------------------------------------------------------------------------------
Income Opportunities                           0             0             0     1,946,556     10,486,987
---------------------------------------------------------------------------------------------------------
Inflation Protected Securities                --            --            --            --             --
---------------------------------------------------------------------------------------------------------
Large Cap Equity                               0             0             0             0    143,836,621
---------------------------------------------------------------------------------------------------------
Large Cap Value                               --            --            --            --             --
---------------------------------------------------------------------------------------------------------
Limited Duration Bond                          0             0     2,205,797             0        285,416
---------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
---------------------------------------------------------------------------------------------------------
California Tax-Exempt                          0             0             0      $359,905     $1,055,305
---------------------------------------------------------------------------------------------------------
Diversified Bond                       2,996,287     9,840,520             0             0      1,853,459
---------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                   1,199,755       913,006         3,601             0        649,431
---------------------------------------------------------------------------------------------------------
New York Tax-Exempt                            0             0             0         3,668         99,184
---------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
---------------------------------------------------------------------------------------------------------
Balanced                                       0             0             0             0     30,349,723
---------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth                   0             0             0             0      5,736,409
---------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value                    0             0             0        24,253              0
---------------------------------------------------------------------------------------------------------
Diversified Equity Income                     --            --            --            --             --
---------------------------------------------------------------------------------------------------------
Mid Cap Value                                 --            --            --            --             --
---------------------------------------------------------------------------------------------------------
Strategic Allocation                          --            --            --            --             --
---------------------------------------------------------------------------------------------------------
Strategic Income Allocation                    0             0             0             0         11,089
---------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 28, 2008                      Page 77

                                          TOTAL          AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                                       CAPITAL LOSS     EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                                    CARRYOVERS       IN 2008       IN 2009       IN 2010       IN 2011       IN 2012
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income    $          0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Disciplined International Equity                  0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                             0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Global Bond                               4,163,824          0                 0     3,665,053            0         0
--------------------------------------------------------------------------------------------------------------------------
Global Technology                       331,644,553          0       250,345,326    81,299,227            0         0
--------------------------------------------------------------------------------------------------------------------------
Partners International Select
Growth                                            0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Partners International Select Value               0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------

Partners International Small Cap                  0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                     0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity             41,025,111          0        19,489,378    16,514,518    5,021,215         0
--------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity              344,634,903          0       170,490,067   143,634,885   30,509,951         0
--------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income               N/A         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha              N/A         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Threadneedle International
Opportunity                             234,796,830          0       137,301,860    59,231,998   38,262,972         0
--------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                     177,579          0                 0             0            0         0
--------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                    0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                             729,269          0                 0             0            0         0
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                            0         --                --            --           --        --
--------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                      22,784        166                 0        18,332            0         0
--------------------------------------------------------------------------------------------------------------------------
                                        AMOUNT        AMOUNT        AMOUNT        AMOUNT        AMOUNT
                                       EXPIRING      EXPIRING      EXPIRING      EXPIRING      EXPIRING
FUND                                    IN 2013       IN 2014       IN 2015       IN 2016       IN 2017
---------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income         --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Disciplined International Equity            --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Emerging Markets Bond                       --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Global Bond                                  0        498,771          0             0             0
---------------------------------------------------------------------------------------------------------
Global Technology                            0              0          0             0             0
---------------------------------------------------------------------------------------------------------
Partners International Select
Growth                                      --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Partners International Select Value         --             --         --            --            --
---------------------------------------------------------------------------------------------------------

Partners International Small Cap            --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets               --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Threadneedle European Equity                 0              0          0             0             0
---------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                   0              0          0             0             0
---------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income           --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha          --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Threadneedle International
Opportunity                                  0              0          0             0             0
---------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
---------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                      0        177,579          0             0             0
---------------------------------------------------------------------------------------------------------
Mid Cap Growth                              --             --         --            --            --
---------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                              0        729,269          0             0             0
---------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                      --             --         --            --            --
---------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
---------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                  4,286              0          0             0             0
---------------------------------------------------------------------------------------------------------



(a) The fund also had recognized built-in losses of $3,602,230 at Jan. 31, 2008, that if not offset by capital gains, will expire as follows:
       $41,050 in 2012, $3,259,225 in 2013, $235,890 in 2014 and $66,065 in
       2015.

TAXES

SUBCHAPTER M COMPLIANCE
Each fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. Each fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund's investment company taxable income and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund's gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the Fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other

Statement of Additional Information - Nov. 28, 2008                      Page 78
issuers in which the fund has not invested more than 5% of the value of the fund's assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund's assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income without a dividends paid deduction. Also, "all of" a shareholder's distributions would become ordinary dividends (or could be treated as a return of capital, if there weren't sufficient earnings and profits).

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to an excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. Each fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund's total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service
(IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders' federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

See Appendix B for more information regarding state tax-exempt funds.

EXCHANGES
For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual's cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.


Statement of Additional Information - Nov. 28, 2008                      Page 79

FOR EXAMPLE
You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of $11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 - $1,000.00), you have a $157.50 gain ($1,100.00 - $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund's investment category. You can find your fund's investment category in Table 1.

FOR STATE TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT FIXED INCOME FUNDS, all distributions of net investment income during the fund's fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

DISTRIBUTIONS
DIVIDENDS
Net investment income dividends received should be treated as dividend income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund's dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders. For the most recent fiscal period, net investment income dividends qualified for the corporate deduction as shown in the following table.

Only certain qualified dividend income (QDI) will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred's dividends).

The QDI for individuals for the most recent fiscal period is shown in the table below. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

          TABLE 12. CORPORATE DEDUCTION AND QUALIFIED DIVIDEND INCOME

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------

Income Builder Basic Income(a)                           13.76%                    16.17%
--------------------------------------------------------------------------------------------------

Income Builder Enhanced Income(a)                        12.60                     16.13
--------------------------------------------------------------------------------------------------

Income Builder Moderate Income(a)                        16.31                     19.46
--------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                             26.29                     37.78
--------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                            6.13                      8.87
--------------------------------------------------------------------------------------------------

Portfolio Builder Moderate                               13.84                     20.15
--------------------------------------------------------------------------------------------------

Portfolio Builder Moderate Aggressive                    20.05                     29.14

--------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 80

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                  10.92%                    15.29%
--------------------------------------------------------------------------------------------------

Portfolio Builder Total Equity                           36.08                     52.38
--------------------------------------------------------------------------------------------------

S&P 500 Index                                            100.00                    100.00
--------------------------------------------------------------------------------------------------
Small Company Index                                      100.00                    100.00
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------
Equity Value                                             100.00                    100.00
--------------------------------------------------------------------------------------------------
Partners Small Cap Growth                                 7.42                      7.52
--------------------------------------------------------------------------------------------------
Precious Metals and Mining                                1.58                      7.77
--------------------------------------------------------------------------------------------------

Small Cap Advantage                                      21.98                     23.84
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                                   0                         0
--------------------------------------------------------------------------------------------------
130/30 U.S. Equity                                       100.00                    100.00
--------------------------------------------------------------------------------------------------
Retirement Plus 2010                                     23.79                     26.60
--------------------------------------------------------------------------------------------------
Retirement Plus 2015                                     29.19                     33.29
--------------------------------------------------------------------------------------------------
Retirement Plus 2020                                     31.05                     36.77
--------------------------------------------------------------------------------------------------
Retirement Plus 2025                                     35.39                     42.66
--------------------------------------------------------------------------------------------------
Retirement Plus 2030                                     38.20                     46.35
--------------------------------------------------------------------------------------------------
Retirement Plus 2035                                     37.21                     44.99
--------------------------------------------------------------------------------------------------
Retirement Plus 2040                                     36.10                     43.63
--------------------------------------------------------------------------------------------------
Retirement Plus 2045                                     33.06                     39.67
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------
High Yield Bond                                            0                         0
--------------------------------------------------------------------------------------------------
Partners Aggressive Growth                                 0                         0
--------------------------------------------------------------------------------------------------
Partners Fundamental Value                               100.00                    100.00
--------------------------------------------------------------------------------------------------
Partners Select Value                                    28.75                     30.44
--------------------------------------------------------------------------------------------------
Partners Small Cap Equity                                  0                         0
--------------------------------------------------------------------------------------------------
Partners Small Cap Value                                 53.50                     83.57
--------------------------------------------------------------------------------------------------
Short Duration U.S. Government                             0                         0
--------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                   0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------
Dividend Opportunity                                     100.00                    100.00
--------------------------------------------------------------------------------------------------
Real Estate                                               1.69                     15.81

--------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 81

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------
Cash Management                                            0%                        0%
--------------------------------------------------------------------------------------------------
Disciplined Equity                                       100.00                    100.00
--------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                     100.00                    100.00
--------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                              100.00                    100.00
--------------------------------------------------------------------------------------------------
Floating Rate                                              0                         0
--------------------------------------------------------------------------------------------------
Growth                                                   100.00                    100.00
--------------------------------------------------------------------------------------------------
Income Opportunities                                       0                         0
--------------------------------------------------------------------------------------------------
Inflation Protected Securities                             0                         0
--------------------------------------------------------------------------------------------------
Large Cap Equity                                         100.00                    100.00
--------------------------------------------------------------------------------------------------
Large Cap Value                                          100.00                    100.00
--------------------------------------------------------------------------------------------------
Limited Duration Bond                                      0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------
California Tax-Exempt                                      0                         0
--------------------------------------------------------------------------------------------------
Diversified Bond                                           0                         0
--------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                                       0                         0
--------------------------------------------------------------------------------------------------
New York Tax-Exempt                                        0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------
Balanced                                                 60.12                     64.58
--------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth                             100.00                    100.00
--------------------------------------------------------------------------------------------------
Disciplined Large Cap Value                                0                         0
--------------------------------------------------------------------------------------------------
Diversified Equity Income                                100.00                    100.00
--------------------------------------------------------------------------------------------------
Mid Cap Value                                            100.00                    100.00
--------------------------------------------------------------------------------------------------
Strategic Allocation                                     52.43                     76.74
--------------------------------------------------------------------------------------------------
Strategic Income Allocation                               4.53                      3.90
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                        0                         0
--------------------------------------------------------------------------------------------------
Disciplined International Equity                          0.26                     78.89
--------------------------------------------------------------------------------------------------
Emerging Markets Bond                                      0                         0
--------------------------------------------------------------------------------------------------
Global Bond                                                0                         0
--------------------------------------------------------------------------------------------------
Global Technology                                          0                         0
--------------------------------------------------------------------------------------------------
Partners International Select Growth                       0                       23.04
--------------------------------------------------------------------------------------------------
Partners International Select Value                        0                       100.00
--------------------------------------------------------------------------------------------------
Partners International Small Cap                           0                       50.58
--------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                              0                       12.81
--------------------------------------------------------------------------------------------------
Threadneedle European Equity                               0                       100.00
--------------------------------------------------------------------------------------------------
Threadneedle Global Equity                               59.61                     100.00
--------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                         N/A                       N/A
--------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                        N/A                       N/A
--------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                     0                       100.00

--------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 82

                                                  PERCENT OF DIVIDENDS
                                                       QUALIFYING        QUALIFIED DIVIDEND INCOME
FUND                                            FOR CORPORATE DEDUCTION       FOR INDIVIDUALS
--------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                    0%                        0%
--------------------------------------------------------------------------------------------------
Mid Cap Growth                                             0                         0
--------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                            0                         0
--------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                     0                         0
--------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                                    0                         0
--------------------------------------------------------------------------------------------------



   (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. The information shown is for the period from June 1, 2007 through Jan. 31, 2008.

CAPITAL GAINS DISTRIBUTIONS
Capital gain distributions, if any, received by shareholders should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a fund's investment company taxable income to be distributed to its shareholders as ordinary income.

RETURN OF CAPITAL
If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund's distributions exceed its current and accumulated earnings and profits, that portion of the fund's distributions will be treated as a return of capital to its shareholders. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder's tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

SERVICE PROVIDERS

INVESTMENT MANAGEMENT SERVICES

RiverSource Investments is the investment manager for each fund. Under the Investment Management Services Agreements, the investment manager, subject to the policies set by the Board, provides investment management services.


Statement of Additional Information - Nov. 28, 2008                      Page 83

For its services, the investment manager is paid a monthly fee based on the following schedule. Each class of a fund pays its proportionate share of the fee. The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day.

         TABLE 13. INVESTMENT MANAGEMENT SERVICES AGREEMENT FEE SCHEDULE

                                                                                                 DAILY RATE ON
                                                  ASSETS      ANNUAL RATE AT                   LAST DAY OF MOST
FUND                                            (BILLIONS)   EACH ASSET LEVEL                RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                       First $0.25          0.950%                          0.950%
130/30 U.S. Equity                             Next 0.25            0.930
                                               Next 0.50            0.910
                                               Over 1.0             0.890
------------------------------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income            First 1.0            0.890                            0.890
                                               Next 1.0             0.865
                                               Next 1.0             0.840
                                               Next 3.0             0.815
                                               Next 1.5             0.790
                                               Next 1.5             0.775
                                               Next 1.0             0.770
                                               Next 5.0             0.760
                                               Next 5.0             0.750
                                               Next 4.0             0.740
                                               Next 26.0            0.720
                                               Over 50.0            0.700
------------------------------------------------------------------------------------------------------------------------------

Balanced                                       First 1.0            0.530                            0.530
                                               Next 1.0             0.505
                                               Next 1.0             0.480
                                               Next 3.0             0.455
                                               Next 1.5             0.430
                                               Next 2.5             0.410
                                               Next 5.0             0.390
                                               Next 9.0             0.370
                                               Over 24.0            0.350
------------------------------------------------------------------------------------------------------------------------------

California Tax-Exempt                          First 0.25           0.410                     California - 0.410
Minnesota Tax-Exempt                           Next 0.25            0.385                      Minnesota - 0.405
New York Tax-Exempt                            Next 0.25            0.360                      New York - 0.410
                                               Next 0.25            0.345
                                               Next 6.5             0.320
                                               Next 2.5             0.310
                                               Next 5.0             0.300
                                               Next 9.0             0.290
                                               Next 26.0            0.270
                                               Over 50.0            0.250

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 84

                                                                                                 DAILY RATE ON
                                                  ASSETS      ANNUAL RATE AT                   LAST DAY OF MOST
FUND                                            (BILLIONS)   EACH ASSET LEVEL                RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Cash Management                                First $1.0           0.330%                          0.285%
                                               Next 0.5             0.313
                                               Next 0.5             0.295
                                               Next 0.5             0.278
                                               Next 2.5             0.260
                                               Next 1.0             0.240
                                               Next 1.5             0.220
                                               Next 1.5             0.215
                                               Next 1.0             0.190
                                               Next 5.0             0.180
                                               Next 5.0             0.170
                                               Next 4.0             0.160
                                               Over 24.0            0.150
------------------------------------------------------------------------------------------------------------------------------

Disciplined Equity                             First 1.0            0.600                 Disciplined Equity - 0.575
Disciplined Large Cap Growth                   Next 1.0             0.575            Disciplined Large Cap Growth - 0.600
Disciplined Large Cap Value                    Next 1.0             0.550             Disciplined Large Cap Value - 0.600
Diversified Equity Income                      Next 3.0             0.525              Diversified Equity Income - 0.551
Growth                                         Next 1.5             0.500                       Growth - 0.584
Large Cap Equity                               Next 2.5             0.485                  Large Cap Equity - 0.562
Large Cap Value                                Next 5.0             0.470                   Large Cap Value - 0.600
                                               Next 5.0             0.450
                                               Next 4.0             0.425
                                               Next 26.0            0.400
                                               Over 50.0            0.375
------------------------------------------------------------------------------------------------------------------------------

Disciplined International Equity               First 0.25           0.800          Disciplined International Equity - 0.779
Threadneedle European Equity                   Next 0.25            0.775            Threadneedle European Equity - 0.800
Threadneedle Global Equity                     Next 0.25            0.750             Threadneedle Global Equity - 0.769
Threadneedle Global Equity Income              Next 0.25            0.725           Threadneedle Global Equity Income - N/A
Threadneedle International Opportunity         Next 1.0             0.700       Threadneedle International Opportunity - 0.748
                                               Next 5.5             0.675
                                               Next 2.5             0.660
                                               Next 5.0             0.645
                                               Next 5.0             0.635
                                               Next 4.0             0.610
                                               Next 26.0            0.600
                                               Over 50.0            0.570
------------------------------------------------------------------------------------------------------------------------------

Disciplined Small and Mid Cap Equity           First 1.0            0.700                Disciplined Small and Mid Cap
Mid Cap Growth                                 Next 1.0             0.675                       Equity - 0.700
                                               Next 1.0             0.650                   Mid Cap Growth - 0.699
                                               Next 3.0             0.625
                                               Next 1.5             0.600
                                               Next 2.5             0.575
                                               Next 5.0             0.550
                                               Next 9.0             0.525
                                               Next 26.0            0.500
                                               Over 50.0            0.475
------------------------------------------------------------------------------------------------------------------------------

Disciplined Small Cap Value                    First 0.25           0.850                            0.850
                                               Next 0.25            0.825
                                               Next 0.25            0.800
                                               Next 0.25            0.775
                                               Next 1.0             0.750
                                               Over 2.0             0.725

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 85

                                                                                                 DAILY RATE ON
                                                  ASSETS      ANNUAL RATE AT                   LAST DAY OF MOST
FUND                                            (BILLIONS)   EACH ASSET LEVEL                RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Diversified Bond                               First $1.0           0.480%                 Diversified Bond - 0.446%
Limited Duration Bond                          Next 1.0             0.455                Limited Duration Bond - 0.480
                                               Next 1.0             0.430
                                               Next 3.0             0.405
                                               Next 1.5             0.380
                                               Next 1.5             0.365
                                               Next 1.0             0.360
                                               Next 5.0             0.350
                                               Next 5.0             0.340
                                               Next 4.0             0.330
                                               Next 26.0            0.310
                                               Over 50.0            0.290
------------------------------------------------------------------------------------------------------------------------------

Dividend Opportunity                           First 0.50           0.610                            0.584
                                               Next 0.50            0.585
                                               Next 1.0             0.560
                                               Next 1.0             0.535
                                               Next 3.0             0.510
                                               Next 4.0             0.480
                                               Next 5.0             0.470
                                               Next 5.0             0.450
                                               Next 4.0             0.425
                                               Next 26.0            0.400
                                               Over 50.0            0.375
------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Bond                          First 0.25           0.720                Emerging Markets Bond - 0.720
Global Bond                                    Next 0.25            0.695                     Global Bond - 0.706
                                               Next 0.25            0.670
                                               Next 0.25            0.645
                                               Next 6.5             0.620
                                               Next 2.5             0.605
                                               Next 5.0             0.590
                                               Next 5.0             0.580
                                               Next 4.0             0.560
                                               Next 26.0            0.540
                                               Over 50.0            0.520
------------------------------------------------------------------------------------------------------------------------------

Equity Value                                   First 0.50           0.530                            0.517
                                               Next 0.50            0.505
                                               Next 1.0             0.480
                                               Next 1.0             0.455
                                               Next 3.0             0.430
                                               Over 6.0             0.400
------------------------------------------------------------------------------------------------------------------------------

Floating Rate                                  First 1.0            0.610                            0.610
Income Opportunities                           Next 1.0             0.585
                                               Next 1.0             0.560
                                               Next 3.0             0.535
                                               Next 1.5             0.510
                                               Next 1.5             0.495
                                               Next 1.0             0.470
                                               Next 5.0             0.455
                                               Next 5.0             0.445
                                               Next 4.0             0.420
                                               Next 26.0            0.405
                                               Over 50.0            0.380

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 86

                                                                                                 DAILY RATE ON
                                                  ASSETS      ANNUAL RATE AT                   LAST DAY OF MOST
FUND                                            (BILLIONS)   EACH ASSET LEVEL                RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Global Technology                              First $0.25          0.720%                          0.720%
                                               Next 0.25            0.695
                                               Next 0.25            0.670
                                               Next 0.25            0.645
                                               Next 1.0             0.620
                                               Over 2.0             0.595
------------------------------------------------------------------------------------------------------------------------------

High Yield Bond                                First 1.0            0.590                            0.583
                                               Next 1.0             0.565
                                               Next 1.0             0.540
                                               Next 3.0             0.515
                                               Next 1.5             0.490
                                               Next 1.5             0.475
                                               Next 1.0             0.450
                                               Next 5.0             0.435
                                               Next 5.0             0.425
                                               Next 4.0             0.400
                                               Next 26.0            0.385
                                               Over 50.0            0.360
------------------------------------------------------------------------------------------------------------------------------

Income Builder Basic Income(a)                 N/A                    N/A                             N/A
Income Builder Enhanced Income(a)
Income Builder Moderate Income(a)
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate Aggressive
Portfolio Builder Moderate Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045
------------------------------------------------------------------------------------------------------------------------------

Inflation Protected Securities                 First 1.0            0.440                            0.440
                                               Next 1.0             0.415
                                               Next 1.0             0.390
                                               Next 3.0             0.365
                                               Next 1.5             0.340
                                               Next 1.5             0.325
                                               Next 1.0             0.320
                                               Next 5.0             0.310
                                               Next 5.0             0.300
                                               Next 4.0             0.290
                                               Next 26.0            0.270
                                               Over 50.0            0.250

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 87

                                                                                                 DAILY RATE ON
                                                  ASSETS      ANNUAL RATE AT                   LAST DAY OF MOST
FUND                                            (BILLIONS)   EACH ASSET LEVEL                RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                        First $1.0           0.390%                          0.390%
                                               Next 1.0             0.365
                                               Next 1.0             0.340
                                               Next 3.0             0.315
                                               Next 1.5             0.290
                                               Next 2.5             0.280
                                               Next 5.0             0.270
                                               Next 35.0            0.260
                                               Over 50.0            0.250
------------------------------------------------------------------------------------------------------------------------------

Mid Cap Value                                  First 1.0            0.700                            0.682
                                               Next 1.0             0.675
                                               Next 1.0             0.650
                                               Next 3.0             0.625
                                               Next 1.5             0.600
                                               Next 2.5             0.575
                                               Next 5.0             0.550
                                               Next 9.0             0.525
                                               Next 26.0            0.500
                                               Over 50.0            0.475
------------------------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth                     First 0.50           0.890                            0.885
                                               Next 0.50            0.865
                                               Next 1.0             0.840
                                               Next 1.0             0.815
                                               Next 3.0             0.790
                                               Over 6.0             0.765
------------------------------------------------------------------------------------------------------------------------------

Partners Fundamental Value                     First 0.50           0.730                            0.718
                                               Next 0.50            0.705
                                               Next 1.0             0.680
                                               Next 1.0             0.655
                                               Next 3.0             0.630
                                               Over 6.0             0.600
------------------------------------------------------------------------------------------------------------------------------

Partners International Select Growth           First 0.25           1.000                            0.974
                                               Next 0.25            0.975
                                               Next 0.25            0.950
                                               Next 0.25            0.925
                                               Next 1.0             0.900
                                               Over 2.0             0.875
------------------------------------------------------------------------------------------------------------------------------

Partners International Select Value            First 0.25           0.900                            0.817
                                               Next 0.25            0.875
                                               Next 0.25            0.850
                                               Next 0.25            0.825
                                               Next 1.0             0.800
                                               Over 2.0             0.775
------------------------------------------------------------------------------------------------------------------------------
Partners International Small Cap               First 0.25           1.120                            1.120
                                               Next 0.25            1.095
                                               Next 0.25            1.070
                                               Next 0.25            1.045
                                               Next 1.0             1.020
                                               Over 2.0             0.995

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 88

                                                                                                 DAILY RATE ON
                                                  ASSETS      ANNUAL RATE AT                   LAST DAY OF MOST
FUND                                            (BILLIONS)   EACH ASSET LEVEL                RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Partners Select Value                          First $0.50          0.780%                          0.780%
                                               Next 0.50            0.755
                                               Next 1.0             0.730
                                               Next 1.0             0.705
                                               Next 3.0             0.680
                                               Over 6.0             0.650
------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap Equity                      First 0.25           0.970                            0.970
                                               Next 0.25            0.945
                                               Next 0.25            0.920
                                               Next 0.25            0.895
                                               Over 1.0             0.870
------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap Growth                      First 0.25           0.920                            0.920
                                               Next 0.25            0.895
                                               Next 0.25            0.870
                                               Next 0.25            0.845
                                               Next 1.0             0.820
                                               Over 2.0             0.795
------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap Value                       First 0.25           0.970                            0.955
                                               Next 0.25            0.945
                                               Next 0.25            0.920
                                               Next 0.25            0.895
                                               Over 1.0             0.870
------------------------------------------------------------------------------------------------------------------------------

Precious Metals and Mining                     First 0.25           0.800                            0.800
                                               Next 0.25            0.775
                                               Next 0.25            0.750
                                               Next 0.25            0.725
                                               Next 1.0             0.700
                                               Over 2.0             0.675
------------------------------------------------------------------------------------------------------------------------------

Real Estate                                    First 1.0            0.840                            0.840
                                               Next 1.0             0.815
                                               Next 1.0             0.790
                                               Next 3.0             0.765
                                               Next 6.0             0.740
                                               Next 12.0            0.730
                                               Over 24.0            0.720
------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index                                  First 1.0            0.220                            0.220
                                               Next 1.0             0.210
                                               Next 1.0             0.200
                                               Next 4.5             0.190
                                               Next 2.5             0.180
                                               Next 5.0             0.170
                                               Next 9.0             0.160
                                               Next 26.0            0.140
                                               Over 50.0            0.120

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 89

                                                                                                 DAILY RATE ON
                                                  ASSETS      ANNUAL RATE AT                   LAST DAY OF MOST
FUND                                            (BILLIONS)   EACH ASSET LEVEL                RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                 First $1.0           0.480%                          0.480%
                                               Next 1.0             0.455
                                               Next 1.0             0.430
                                               Next 3.0             0.405
                                               Next 1.5             0.380
                                               Next 1.5             0.365
                                               Next 1.0             0.340
                                               Next 5.0             0.325
                                               Next 5.0             0.315
                                               Next 4.0             0.290
                                               Next 26.0            0.275
                                               Over 50.0            0.250
------------------------------------------------------------------------------------------------------------------------------

Small Cap Advantage                            First 0.25           0.790                            0.786
                                               Next 0.25            0.765
                                               Next 0.25            0.740
                                               Next 0.25            0.715
                                               Next 1.0             0.690
                                               Over 2.0             0.665
------------------------------------------------------------------------------------------------------------------------------

Small Company Index                            First 0.25           0.360                            0.350
                                               Next 0.25            0.350
                                               Next 0.25            0.340
                                               Next 0.25            0.330
                                               Next 6.5             0.320
                                               Next 7.5             0.300
                                               Next 9.0             0.280
                                               Next 26.0            0.260
                                               Over 50.0            0.240
------------------------------------------------------------------------------------------------------------------------------

Strategic Allocation                           First 1.0            0.570                            0.560
                                               Next 1.0             0.545
                                               Next 1.0             0.520
                                               Next 3.0             0.495
                                               Next 1.5             0.470
                                               Next 2.5             0.450
                                               Next 5.0             0.430
                                               Next 9.0             0.410
                                               Over 24.0            0.390
------------------------------------------------------------------------------------------------------------------------------

Strategic Income Allocation                    First 0.25           0.550                            0.550
                                               Next 0.25            0.525
                                               Next 0.25            0.500
                                               Over 0.75            0.475
------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt Bond                                First 1.0            0.410                            0.410
                                               Next 1.0             0.385
                                               Next 1.0             0.360
                                               Next 3.0             0.335
                                               Next 1.5             0.310
                                               Next 2.5             0.300
                                               Next 5.0             0.290
                                               Next 9.0             0.280
                                               Next 26.0            0.260
                                               Over 50.0            0.250

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 90

                                                                                                 DAILY RATE ON
                                                  ASSETS      ANNUAL RATE AT                   LAST DAY OF MOST
FUND                                            (BILLIONS)   EACH ASSET LEVEL                RECENT FISCAL PERIOD
------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                         First $1.0           0.470%                          0.448%
                                               Next 1.0             0.445
                                               Next 1.0             0.420
                                               Next 3.0             0.395
                                               Next 1.5             0.370
                                               Next 2.5             0.360
                                               Next 5.0             0.350
                                               Next 9.0             0.340
                                               Next 26.0            0.320
                                               Over 50.0            0.300
------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt Money Market                        First 1.0            0.330                            0.330
                                               Next 0.5             0.313
                                               Next 0.5             0.295
                                               Next 0.5             0.278
                                               Next 2.5             0.260
                                               Next 1.0             0.240
                                               Next 1.5             0.220
                                               Next 1.5             0.215
                                               Next 1.0             0.190
                                               Next 5.0             0.180
                                               Next 5.0             0.170
                                               Next 4.0             0.160
                                               Over 24.0            0.150
------------------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets                  First 0.25           1.100                            1.077
                                               Next 0.25            1.080
                                               Next 0.25            1.060
                                               Next 0.25            1.040
                                               Next 1.0             1.020
                                               Next 5.5             1.000
                                               Next 2.5             0.985
                                               Next 5.0             0.970
                                               Net 5.0              0.960
                                               Next 4.0             0.935
                                               Next 26.0            0.920
                                               Over 50.0            0.900
------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha             First 0.25           1.050                             N/A
                                               Next 0.25           1.030
                                               Next 0.50           1.010
                                               Next 1.0            0.990
------------------------------------------------------------------------------------------------------------------------------

U.S. Government Mortgage                       First 1.0            0.480                            0.480
                                               Next 1.0             0.455
                                               Next 1.0             0.430
                                               Next 3.0             0.405
                                               Next 1.5             0.380
                                               Next 1.5             0.365
                                               Next 1.0             0.360
                                               Next 5.0             0.350
                                               Next 5.0             0.340
                                               Next 4.0             0.330
                                               Next 26.0            0.310
                                               Over 50.0            0.290
------------------------------------------------------------------------------------------------------------------------------



(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. The information shown is as of Jan. 31, 2008.


Statement of Additional Information - Nov. 28, 2008                      Page 91

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants' fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund's participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

For Equity and Balanced Funds, except for S&P 500 Index and Small Company Index, before the fee based on the asset charge is paid, it is adjusted for the fund's investment performance relative to a Performance Incentive Adjustment Index (PIA Index) as shown in the table below. The adjustment increased or decreased the fee for the last fiscal period as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 14. PIA INDEXES

                                                                               FEE INCREASE OR
FUND                                    PIA INDEX                                 (DECREASE)
----------------------------------------------------------------------------------------------
FISCAL YEAR ENDING MARCH 31
----------------------------------------------------------------------------------------------
Equity Value                            Lipper Large-Cap Value Funds             $   615,240
----------------------------------------------------------------------------------------------
Partners Small Cap Growth               Lipper Small-Cap Growth Funds                 58,432
----------------------------------------------------------------------------------------------
Precious Metals and Mining              Lipper Gold Funds                            (79,535)
----------------------------------------------------------------------------------------------
Small Cap Advantage                     Lipper Small-Cap Core Funds                 (641,110)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING APRIL 30
----------------------------------------------------------------------------------------------
120/20 Contrarian Equity                Russell 3000 Index                              N/A*
----------------------------------------------------------------------------------------------
130/30 U.S. Equity                      Russell 1000 Index                              N/A*
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING MAY 31
----------------------------------------------------------------------------------------------
Partners Aggressive Growth              Lipper Mid-Cap Growth Funds                  491,209
----------------------------------------------------------------------------------------------
Partners Fundamental Value              Lipper Large-Cap Core Funds(a)               219,383
----------------------------------------------------------------------------------------------
Partners Select Value                   Lipper Mid-Cap Value Funds(b)                465,782
----------------------------------------------------------------------------------------------
Partners Small Cap Equity               Lipper Small-Cap Core Funds                  (75,993)
----------------------------------------------------------------------------------------------
Partners Small Cap Value                Lipper Small-Cap Value Funds                (289,756)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING JUNE 30
----------------------------------------------------------------------------------------------
Dividend Opportunity                    Lipper Equity Income Funds                   916,530
----------------------------------------------------------------------------------------------
Real Estate                             Lipper Real Estate Funds                    (190,002)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING JULY 31
----------------------------------------------------------------------------------------------
Disciplined Equity                      Lipper Large-Cap Core Funds               (1,361,345)
----------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity    Lipper Mid-Cap Core Funds                    (79,088)
----------------------------------------------------------------------------------------------
Disciplined Small Cap Value             Lipper Small-Cap Value Funds                 (38,280)
----------------------------------------------------------------------------------------------
Growth                                  Lipper Large-Cap Growth Funds             (3,707,468)
----------------------------------------------------------------------------------------------
Large Cap Equity                        Lipper Large-Cap Core Funds               (4,214,418)
----------------------------------------------------------------------------------------------
Large Cap Value                         Lipper Large-Cap Value Funds                 (58,120)
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------
Balanced                                Lipper Balanced Funds                       (787,804)
----------------------------------------------------------------------------------------------
Disciplined Large Cap Growth            Lipper Large-Cap Growth Funds               (106,808)
----------------------------------------------------------------------------------------------
Disciplined Large Cap Value             Lipper Large-Cap Value Funds                    N/A*
----------------------------------------------------------------------------------------------
Diversified Equity Income               Lipper Equity Income Funds                 4,992,605
----------------------------------------------------------------------------------------------
Mid Cap Value                           Lipper Mid-Cap Value Funds                 1,681,079
----------------------------------------------------------------------------------------------
Strategic Allocation                    Lipper Flexible Portfolio Funds           (1,260,515)

----------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 92

                                                                               FEE INCREASE OR
FUND                                    LIPPER INDEX                              (DECREASE)
----------------------------------------------------------------------------------------------
FISCAL YEAR ENDING OCTOBER 31
----------------------------------------------------------------------------------------------
                                        Lipper International Large-Cap Core
Disciplined International Equity        Funds                                    $    86,560
----------------------------------------------------------------------------------------------
                                        Lipper Global Science and Technology
Global Technology                       Funds(c)                                     172,062
----------------------------------------------------------------------------------------------
                                        Lipper International Multi-Cap
Partners International Select Growth    Growth Funds                                 (30,833)
----------------------------------------------------------------------------------------------
                                        Lipper International Multi-Cap Value
Partners International Select Value     Funds                                        296,140
----------------------------------------------------------------------------------------------
Partners International Small Cap        Lipper International Small-Cap Funds          18,317
----------------------------------------------------------------------------------------------
Threadneedle Emerging Markets           Lipper Emerging Markets Funds                197,327
----------------------------------------------------------------------------------------------
Threadneedle European Equity            Lipper European Funds                       (106,381)
----------------------------------------------------------------------------------------------
Threadneedle Global Equity              Lipper Global Funds                           29,844
----------------------------------------------------------------------------------------------
Threadneedle Global Equity Income       MSCI All Country World Index                    N/A*
----------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha      MSCI All Country World Index                    N/A*
----------------------------------------------------------------------------------------------
                                        Lipper International Large-Cap Core
Threadneedle International Opportunity  Funds                                        421,640
----------------------------------------------------------------------------------------------

FISCAL YEAR ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------
Mid Cap Growth                          Lipper Mid-Cap Growth Funds               (1,678,023)
----------------------------------------------------------------------------------------------



     * See section titled "Transition Period" below.

(a) The index against which the fund's performance was measured prior to Jan. 1, 2008 was the Lipper Large-Cap Value Funds Index. See "Change in Index" below.

(b) The index against which the fund's performance was measured prior to Jan. 1, 2008 was the Lipper Multi-Cap Value Funds Index. See "Change in Index" below.

(c) The index against which the fund's performance was measured prior to July 1, 2008 was the Lipper Science and Technology Funds Index. See "Change in Index" below.

FOR ALL FUNDS NOTED IN TABLE 14 EXCEPT 120/20 CONTRARIAN EQUITY, 130/30 U.S. EQUITY AND THREADNEEDLE GLOBAL EXTENDED ALPHA:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 12-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the Index ("performance difference"). The performance difference is then used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in accordance with the following table and is applied against average daily net assets for the applicable rolling 12-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month. The table is organized by fund category. You can find your fund's category in Table 1.


Statement of Additional Information - Nov. 28, 2008                      Page 93

             TABLE 15A. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


--------------------------------------------------------------------------------------------------------
                   EQUITY FUNDS                                         BALANCED FUNDS
--------------------------------------------------------------------------------------------------------
 PERFORMANCE                                          PERFORMANCE
  DIFFERENCE   ADJUSTMENT RATE                         DIFFERENCE    ADJUSTMENT RATE
--------------------------------------------------------------------------------------------------------
0.00% - 0.50%  0                                     0.00% - 0.50%   0
--------------------------------------------------------------------------------------------------------
0.50% - 1.00%  6 basis points times the              0.50% - 1.00%   6 basis points times the
               performance difference over 0.50%,                    performance difference over 0.50%,
               times 100 (maximum of 3 basis                         times 100 (maximum of 3 basis
               points if a 1% performance                            points if a 1% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
1.00% - 2.00%  3 basis points, plus 3 basis points   1.00% - 2.00%   3 basis points, plus 3 basis points
               times the performance difference                      times the performance difference
               over 1.00%, times 100 (maximum 6                      over 1.00%, times 100 (maximum 6
               basis points if a 2% performance                      basis points if a 2% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
2.00% - 4.00%  6 basis points, plus 2 basis points   2.00% - 3.00%   6 basis points, plus 2 basis points
               times the performance difference                      times the performance difference
               over 2.00%, times 100 (maximum 10                     over 2.00%, times 100 (maximum 8
               basis points if a 4% performance                      basis points if a 3% performance
               difference)                                           difference)
--------------------------------------------------------------------------------------------------------
4.00% - 6.00%  10 basis points, plus 1 basis point      3.00% or     8 basis points
               times the performance difference           more
               over 4.00%, times 100 (maximum 12
               basis points if a 6% performance
               difference)
--------------------------------------------------------------------------------------------------------
6.00% or more  12 basis points
--------------------------------------------------------------------------------------------------------



For example, if the performance difference for an Equity Fund is 2.38%, the adjustment rate is 0.000676 (0.0006 [6 basis points] plus 0.0038 [the 0.38% performance difference over 2.00%] x 0.0002 [2 basis points] x 100 (0.000076)). Rounded to five decimal places, the adjustment rate is 0.00068. The maximum adjustment rate for the fund is 0.0012 per year. Where the fund's Class A performance exceeds that of the Index, the fee paid to the investment manager will increase. Where the performance of the Index exceeds the performance of the fund's Class A shares, the fee paid to the investment manager will decrease. The 12-month comparison period rolls over with each succeeding month, so that it always equals 12 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 6 months from the inception of the fund. After 6 full calendar months, the performance fee adjustment will be determined using the average assets and performance difference over the first 6 full calendar months, and the adjustment rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 12 full calendar months, the full rolling 12-month period will take affect.

CHANGE IN INDEX
If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, for example, if Lipper reclassifies the fund from one peer group to another, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index; or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in index, a fund's performance will be compared to a 12 month blended index return that reflects the performance of the current index for the portion of the 12 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

FOR 120/20 CONTRARIAN EQUITY AND 130/30 U.S. EQUITY:
The adjustment will be determined monthly by measuring the percentage difference over a rolling 36-month period (subject to earlier determination based on the Transition Period, as set forth below) between the annualized performance of one Class A share of the fund and the annualized performance of the Index ("performance difference"). The performance difference will then be used to determine the adjustment rate. The adjustment rate, computed to five decimal places, is determined in

Statement of Additional Information - Nov. 28, 2008                      Page 94
accordance with the following table and is applied against average daily net assets for the applicable rolling 36-month period or Transition Period, and divided by 12 to obtain the fee reflecting the performance fee adjustment for that month.

             TABLE 15B. PERFORMANCE INCENTIVE ADJUSTMENT CALCULATION


-----------------------------------------------------------------------------------------
 PERFORMANCE
  DIFFERENCE                                 ADJUSTMENT RATE
-----------------------------------------------------------------------------------------
0.00% - 1.00%  0
-----------------------------------------------------------------------------------------
1.00% - 6.00%  10 basis points times the performance difference over 1.00%, times 100
               (maximum 50 basis points if a 6% performance difference)
-----------------------------------------------------------------------------------------
6.00% or more  50 basis points
-----------------------------------------------------------------------------------------



For example, if the Performance Difference is 2.38%, the adjustment rate is
0.00138 [the 1.38% performance difference over 1.00%] x 0.0010 [10 basis points] x 100. Rounded to five decimal places, the adjustment rate is 0.00138. This Adjustment Rate of 0.00138 is then applied against the average daily net assets for the applicable rolling 36-month or Transition Period, and divided by 12, which provides the performance adjustment fee for that month. Where the fund's Class A performance exceeds that of the Index for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will increase by the adjustment rate. Where the performance of the Index exceeds the performance of the fund's Class A shares for the applicable rolling 36-month period or Transition Period, the fee paid to the Investment Manager will decrease by the adjustment rate.

The 36-month comparison period rolls over with each succeeding month, so that it always equals 36 months, ending with the month for which the performance adjustment is being computed.

TRANSITION PERIOD
The performance incentive adjustment will not be calculated for the first 24 months from the inception of the fund. After 24 full calendar months, the performance fee adjustment will be determined using the average assets and Performance Difference over the first 24 full calendar months, and the Adjustment Rate will be applied in full. Each successive month an additional calendar month will be added to the performance adjustment computation. After 36 full calendar months, the full rolling 36-month period will take affect.

CHANGE IN INDEX
If an Index ceases to be published for a period of more than 90 days, changes in any material respect, otherwise becomes impracticable or, at the discretion of the Board, is no longer appropriate to use for purposes of a performance incentive adjustment, the Board may take action it deems appropriate and in the best interests of shareholders, including: (1) discontinuance of the performance incentive adjustment until such time as it approves a substitute index, or (2) adoption of a methodology to transition to a substitute index it has approved.

In the case of a change in index, a fund's performance will be compared to a 36 month blended index return that reflects the performance of the current index for the portion of the 36 month performance measurement period beginning the effective date of the current index and the performance of the prior index for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.


Statement of Additional Information - Nov. 28, 2008                      Page 95

The table below shows the total management fees paid by each fund for the last three fiscal periods as well as nonadvisory expenses, net of earnings credits, waivers and expenses reimbursed by the investment manager and its affiliates. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

               TABLE 16. MANAGEMENT FEES AND NONADVISORY EXPENSES


------------------------------------------------------------------------------------------------------------------
                                                MANAGEMENT FEES                   NONADVISORY EXPENSES
------------------------------------------------------------------------------------------------------------------
FUND                                     2008        2007        2006          2008        2007       2006
------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income(a)               N/A         N/A         N/A   $   103,636  $ 145,971  $   3,184(b)
------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income(a)            N/A         N/A         N/A       134,546    153,282      6,657(b)
------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income(a)            N/A         N/A         N/A       129,062    202,410      7,419(b)
------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                 N/A        N/A*  $  204,941       168,942    209,004    154,484
------------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative               N/A        N/A*      71,579        96,147    134,788    117,318
------------------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate                   N/A        N/A*     342,180       247,980    246,216    251,538
------------------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate
  Aggressive                                 N/A        N/A*     418,633       247,472    355,360    269,480
------------------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate
  Conservative                               N/A        N/A*     137,483       117,533    140,615    144,243
------------------------------------------------------------------------------------------------------------------

Portfolio Builder Total Equity               N/A        N/A*     165,740       173,675    188,843    122,935
------------------------------------------------------------------------------------------------------------------

S&P 500 Index                         $  579,548  $  566,109     706,270      (254,777)  (272,996)  (357,906)
------------------------------------------------------------------------------------------------------------------

Small Company Index                    3,292,392   3,889,499   4,419,815    (1,007,306)  (662,392)   471,768
------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------
Equity Value                           6,797,853   6,969,436   7,043,854       413,170    361,720    400,520
------------------------------------------------------------------------------------------------------------------

Partners Small Cap Growth              1,887,518   2,066,992   1,878,991        99,186    111,014    343,335
------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining               956,280     876,127     579,779       175,405    144,337    207,159
------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                    2,903,208   4,703,119   5,845,601      (383,991)  (252,816)   510,707
------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                 159,311(c)      N/A         N/A        21,297(c)     N/A        N/A
------------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                        81,732(c)      N/A         N/A        60,972(c)     N/A        N/A
------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                         N/A         N/A         N/A            41      4,075(d)     N/A
------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                         N/A         N/A         N/A           310      3,927(d)     N/A
------------------------------------------------------------------------------------------------------------------

Retirement Plus 2020                         N/A         N/A         N/A           745      6,231(d)     N/A
------------------------------------------------------------------------------------------------------------------

Retirement Plus 2025                         N/A         N/A         N/A           332      4,478(d)     N/A
------------------------------------------------------------------------------------------------------------------

Retirement Plus 2030                         N/A         N/A         N/A           431      2,766(d)     N/A
------------------------------------------------------------------------------------------------------------------

Retirement Plus 2035                         N/A         N/A         N/A           487        878(d)     N/A
------------------------------------------------------------------------------------------------------------------

Retirement Plus 2040                         N/A         N/A         N/A          (796)     2,640(d)     N/A
------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                         N/A         N/A         N/A        (2,131)    (2,522)(d)    N/A
------------------------------------------------------------------------------------------------------------------




Statement of Additional Information - Nov. 28, 2008                      Page 96

--------------------------------------------------------------------------------------------------------------------
                                             MANAGEMENT FEES                      NONADVISORY EXPENSES
--------------------------------------------------------------------------------------------------------------------
FUND                                  2008         2007         2006         2008         2007         2006
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------
High Yield Bond                   $ 9,610,810  $11,401,845  $12,713,321   $  665,785  $   481,606  $   688,374
--------------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth          5,729,264    4,627,106    1,950,153     (786,490)  (1,047,823)    (167,264)
--------------------------------------------------------------------------------------------------------------------
Partners Fundamental Value          7,668,633    7,530,722    7,971,622     (213,176)    (215,041)     501,862
--------------------------------------------------------------------------------------------------------------------
Partners Select Value               4,388,735    4,807,861    5,211,061     (142,897)    (162,440)     330,794
--------------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity           2,441,742    2,964,236    2,525,974     (539,268)    (464,274)    (134,739)
--------------------------------------------------------------------------------------------------------------------
Partners Small Cap Value            6,511,571    9,159,989    9,285,758     (972,781)    (878,605)     735,477
--------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government      3,816,196    4,419,003    6,683,201     (771,512)  (1,025,939)  (1,688,300)
--------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage            1,958,404    1,348,887    1,327,433     (389,262)    (438,473)    (549,885)
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------
Dividend Opportunity               12,015,660   10,678,661    7,688,134      626,341      540,349      480,473
--------------------------------------------------------------------------------------------------------------------
Real Estate                         1,667,040    2,299,121    1,398,778      138,649      207,925      153,244
--------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------
Cash Management                    15,026,220   12,713,351   10,801,723    1,290,897      859,062   (1,747,535)
--------------------------------------------------------------------------------------------------------------------

Disciplined Equity                 17,556,244   14,110,274    5,175,451      726,080     (202,920)     (83,131)
--------------------------------------------------------------------------------------------------------------------

Disciplined Small and Mid Cap
  Equity                              365,578      273,481       13,335(e)   125,645       91,799        4,577(e)
--------------------------------------------------------------------------------------------------------------------

Disciplined Small Cap Value           286,759      206,071       49,035(f)    33,868       37,535        9,684(f)
--------------------------------------------------------------------------------------------------------------------

Floating Rate                       3,509,190    3,332,472      412,667(f)   293,676      151,486       19,402(f)
--------------------------------------------------------------------------------------------------------------------

Growth                             12,541,267   22,705,786   19,922,079      850,735      954,358    1,214,759
--------------------------------------------------------------------------------------------------------------------

Income Opportunities                1,767,885    2,116,555    2,229,460      196,944      187,627      198,512
--------------------------------------------------------------------------------------------------------------------

Inflation Protected Securities      2,554,103    1,313,892    1,078,635     (238,396)    (126,032)     (45,905)
--------------------------------------------------------------------------------------------------------------------

Large Cap Equity                   25,467,893   39,667,264   20,724,477     (995,206)   1,168,504      682,652
--------------------------------------------------------------------------------------------------------------------

Large Cap Value                       401,168      602,406      715,200      205,428      184,710      186,504
--------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                 792,200      726,809      990,881      (78,320)     (73,339)     (96,959)
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                 715,946      717,999    1,008,174(g)    44,499       20,854       (8,449)(g)
--------------------------------------------------------------------------------------------------------------------
Diversified Bond                   14,772,880   12,770,016   12,388,294     (461,298)  (1,129,485)  (1,870,049)
--------------------------------------------------------------------------------------------------------------------

Minnesota Tax-Exempt                1,246,083    1,351,439    1,898,065(g)   506,328      676,782      599,362(g),(h)
--------------------------------------------------------------------------------------------------------------------

New York Tax-Exempt                   242,807      279,438      402,241(g)    75,790      134,099      133,306(g),(h)
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------
Balanced                            3,977,541    6,315,077    5,690,832      437,940      368,447      563,493
--------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth          905,956      114,048(i)       N/A      195,661       54,709(i)       N/A
--------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value             6,618(j)       N/A          N/A        2,877(j)       N/A          N/A
--------------------------------------------------------------------------------------------------------------------
Diversified Equity Income          44,177,652   42,530,087   37,321,661    1,905,627    1,561,033    1,761,776
--------------------------------------------------------------------------------------------------------------------
Mid Cap Value                      18,813,340   15,908,732   11,459,838      992,201      826,273      728,841
--------------------------------------------------------------------------------------------------------------------
Strategic Allocation               10,108,947   11,025,000    7,064,937    1,047,907      921,198      665,164
--------------------------------------------------------------------------------------------------------------------

Strategic Income Allocation           904,660      168,875(i)       N/A      294,099       76,656(i)       N/A
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
                                      2007         2006         2005         2007         2006         2005
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and
  Income                              887,341      176,149(k)       N/A      103,119       28,907(j)       N/A
--------------------------------------------------------------------------------------------------------------------
Disciplined International Equity    2,161,563      147,388(l)       N/A      358,005       48,716(k)       N/A
--------------------------------------------------------------------------------------------------------------------

Emerging Markets Bond                 706,943      191,237(m)       N/A      120,044       77,772(l)       N/A
--------------------------------------------------------------------------------------------------------------------
Global Bond                         3,438,893    3,734,676    4,359,713      (17,529)    (159,716)     408,133
--------------------------------------------------------------------------------------------------------------------
Global Technology                   1,412,081    1,327,883    1,574,791      187,390      249,939      282,889
--------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 28, 2008                      Page 97

--------------------------------------------------------------------------------------------------------------------
                                             MANAGEMENT FEES                      NONADVISORY EXPENSES
--------------------------------------------------------------------------------------------------------------------
FUND                                  2007         2006         2005         2007         2006         2005
--------------------------------------------------------------------------------------------------------------------
Partners International Select
  Growth                          $ 6,048,963  $ 4,039,162  $ 3,119,859   $  672,542  $   530,707  $   384,996
--------------------------------------------------------------------------------------------------------------------
Partners International Select
  Value                            20,067,871   15,936,398   10,340,380    1,286,758      990,734      812,998
--------------------------------------------------------------------------------------------------------------------
Partners International Small Cap    1,270,558    1,050,011      933,818      208,621      246,920      333,478
--------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets       7,106,815    5,659,680    3,801,760    1,190,259      745,246      636,569
--------------------------------------------------------------------------------------------------------------------

Threadneedle European Equity          952,484      821,750      837,577      199,237      182,061      224,833
--------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity          6,075,014    5,791,016    4,471,632      577,463      517,920      485,178
--------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity
  Income                                  N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended
  Alpha                                   N/A          N/A          N/A          N/A          N/A          N/A
--------------------------------------------------------------------------------------------------------------------
Threadneedle International
  Opportunity                       4,923,040    4,840,788    3,988,205      545,663      505,513      566,027
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt               321,011      435,316      644,499       (4,565)     (25,206)      67,781
--------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                      6,373,531    9,852,112   10,413,718      241,412      670,574      901,194
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                     3,157,092    3,345,629    3,066,023       (8,650)     905,255      661,982(n)
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income             13,006,578   15,027,647   17,998,361     (847,490)   8,025,340    7,139,120(n)
--------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market               406,763      390,170      423,253       32,730      118,441      116,613
--------------------------------------------------------------------------------------------------------------------



     * Effective Feb. 1, 2006, this fee was eliminated.

   (a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

   (b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
   (c) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
   (d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
   (e) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
   (f) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
   (g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended June 30.
   (h) During 2006, the Fund changed the method of accounting for its participation in inverse floater structures. Previously, nonadvisory expenses for fiscal year end 2006 and 2005 were reported as $(68,320) and $161,536 for Minnesota Tax-Exempt Fund and $(21,864) and $54,945 for New York Tax-Exempt Fund, respectively.
   (i) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
   (j) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
   (k) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.
   (l) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
   (m) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.
   (n) During 2006, the Fund changed the method of accounting for its participation in inverse floater structures. Previously, nonadvisory expenses for fiscal year end 2005 were reported as $136,155 for Tax-Exempt Bond Fund and $308,271 for Tax- Exempt High Income Fund.

MANAGER OF MANAGERS EXEMPTION
The RiverSource funds have received an order from the SEC that permits RiverSource Investments, subject to the approval of the Board, to appoint a subadviser or change the terms of a subadvisory agreement for a fund without first obtaining shareholder approval. The order permits the fund to add or change unaffiliated subadvisers or the fees paid to subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change.

For California Tax-Exempt, Cash Management, Diversified Bond, Global Bond, High Yield Bond, Intermediate Tax- Exempt, Massachusetts Tax-Exempt, Michigan Tax-Exempt, Minnesota Tax-Exempt, New York Tax-Exempt, Ohio Tax-Exempt, Short Duration U.S. Government, Tax-Exempt Bond, Tax-Exempt High Income, Tax-Exempt Money Market and U.S. Government Mortgage funds: before the fund may rely on the order, holders of a majority of the fund's outstanding voting securities will need to approve operating the fund in this manner. There is no assurance shareholder approval will be received, and no changes will be made without shareholder approval until that time.

SUBADVISORY AGREEMENTS
The assets of certain funds are managed by subadvisers that have been selected by the investment manager, subject to the review and approval of the Board. The investment manager has recommended the subadvisers to the Board based upon its assessment of the skills of the subadvisers in managing other assets with objectives and investment strategies substantially similar to those of the applicable fund. Short-term investment performance is not the only factor in selecting or terminating a

Statement of Additional Information - Nov. 28, 2008                      Page 98
subadviser, and the investment manager does not expect to make frequent changes of subadvisers. Certain subadvisers, affiliated with the investment manager, have been directly approved by shareholders. These subadvisers are noted in Table 18.

The investment manager allocates the assets of a fund with multiple subadvisers among the subadvisers. Each subadviser has discretion, subject to oversight by the Board and the investment manager, to purchase and sell portfolio assets, consistent with the fund's investment objectives, policies, and restrictions. Generally, the services that a subadviser provides to the fund are limited to asset management and related recordkeeping services.

The investment manager has entered into an advisory agreement with each subadviser under which the subadviser provides investment advisory assistance and day-to-day management of some or all of the fund's portfolio, as well as investment research and statistical information. A subadviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts that are unrelated in any manner to the investment manager or its affiliates.

The following table shows the advisory fee schedules for fees paid by the investment manager to subadvisers for funds that have subadvisers. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 17. SUBADVISERS AND SUBADVISORY AGREEMENT FEE SCHEDULES

                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
---------------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth  Essex Investment Management Company, LLC           B      0.70% on the first $20 million, reducing to
                           (effective Sept. 23, 2005)                                0.60% as assets increase
                           ------------------------------------------------------------------------------------------------------
                           Federated MDTA, LLC (MDTA)(c) (effective           C      0.60% on the first $75 million, reducing to
                           Sept. 23, 2005)                                           0.50% as assets increase
                           ------------------------------------------------------------------------------------------------------
                           Turner Investment Partners, Inc.                  N/A     0.60% on the first $50 million, reducing to
                           (Turner) (effective Aug. 18, 2003)                        0.50% as assets increase
                           ------------------------------------------------------------------------------------------------------
                           UBS Global Asset                                  N/A     0.55% on the first $150 million, reducing to
                           Management (Americas) (UBS)                               0.50% as assets increase
                           (effective Aug. 18, 2003)
---------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage        Kenwood Capital Management LLC                     A      0.60% on the first $100 million,
                           (Kenwood)(a), (c)                                         reducing to 0.45% as assets increase, and
                           (effective May 4, 1999)                                   subject to a performance incentive
                                                                                     adjustment(b)
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
---------------------------------------------------------------------------------------------------------------------------------
Partners Aggressive        American Century Investment                        D      0.50% on the first $100 million, reducing to
Growth                     Management, Inc. (American Century)                       0.38% as assets increase
                           (effective April 24, 2003)
                           ------------------------------------------------------------------------------------------------------
                           Turner                                            N/A     0.55% on the first $100 million, reducing to
                           (effective April 24, 2003)                                0.38% as assets increase
---------------------------------------------------------------------------------------------------------------------------------
Partners Fundamental       Davis Selected Advisers,                          N/A     0.45% on the first $100 million, reducing to
Value                      LP (Davis)(a), (c)                                        0.25% as assets increase
                           (effective June 18, 2001)
---------------------------------------------------------------------------------------------------------------------------------
Partners Select Value      Systematic Financial Management,                   E      0.50% on the first $50 million,
                           L.P. (Systematic)(c)                                      reducing to 0.30% as assets
                           (effective Sept. 29, 2006)                                increase
                           ------------------------------------------------------------------------------------------------------
                           WEDGE Capital Management                          N/A     0.75% on the first $10 million,
                           L.L.P. (WEDGE)(c)                                         reducing to 0.30% as assets
                           (effective Sept. 29, 2006)                                increase
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                      Page 99

                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity  American Century                                   D      0.65% on the first $25 million, reducing to
                           (effective Dec. 12, 2003)                                 0.55% as assets increase
                           ------------------------------------------------------------------------------------------------------
                           Jennison Associates LLC (Jennison)                 F      0.55% on all assets
                           (effective Feb. 22, 2008)
                           ------------------------------------------------------------------------------------------------------
                           Lord, Abbett & Co. LLC                            N/A     0.65% on the first $100 million,
                           (Lord Abbett)                                             reducing to 0.55% as assets
                           (effective Dec. 12, 2003)                                 increase
---------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap Value   Barrow, Hanley, Mewhinney &                        G      1.00% on the first $10 million,
                           Strauss (BHMS)(c)                                         reducing to 0.30% as assets
                           (effective March 12, 2004)                                increase
                           ------------------------------------------------------------------------------------------------------
                           Donald Smith & Co., Inc.                          N/A     0.60% on the first $175 million,
                           (Donald Smith)(c)                                         reducing to 0.55% as assets
                           (effective March 12, 2004)                                increase
                           ------------------------------------------------------------------------------------------------------
                           MDTA(c)                                            C      0.60% on the first $75 million, reducing to
                           (effective June 6, 2008)                                  0.50% as assets increase
                           ------------------------------------------------------------------------------------------------------
                           Metropolitan West Capital Management, LLC          H      0.50% on all assets
                           (MetWest Capital) (effective April 24, 2006)
---------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
---------------------------------------------------------------------------------------------------------------------------------
Partners International     Columbia Wanger Asset Management L.P.              J      0.70% on the first $100 million, reducing to
Select Growth              (Columbia WAM) (effective Sept. 5, 2001)                  0.50% as assets increase
                           ------------------------------------------------------------------------------------------------------
                           Principal Global Investors, LLC                   N/A     0.40% on the first $250 million, reducing to
                           (Principal) (effective April 24, 2006)                    0.25% as assets increase
---------------------------------------------------------------------------------------------------------------------------------
Partners International     AllianceBernstein L.P.                            N/A     0.65% on the first $75 million, reducing to
Select Value               (AllianceBernstein)                                       0.30% as assets increase
                           (effective Sept. 17, 2001)
                           ------------------------------------------------------------------------------------------------------
                           Mondrian Investment Partners Limited              N/A     0.70% on all assets
                           (Mondrian) (effective August 18, 2008)
                           ------------------------------------------------------------------------------------------------------
                           Tradewinds Global Investors, LLC                  N/A     0.50% on the first $250 million, reducing to
                           (Tradewinds) (effective August 18, 2008)                  0.40 as assets increase
---------------------------------------------------------------------------------------------------------------------------------
Partners International     AIG Global Investment Corp. (AIGGIC)               K      0.75% on the first $100 million, reducing to
Small Cap                  (effective April 24, 2006)                                0.70% as assets increase
                           ------------------------------------------------------------------------------------------------------
                           Batterymarch Financial Management, Inc.            L      0.75% on the first $100 million, reducing to
                           (Batterymarch) (effective April 24, 2006)                 0.70% as assets increase
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging      Threadneedle International Limited(a)              I      0.45% of the first $150 million, reducing to
Markets                    (Threadneedle)                                            0.30% as assets increase, and subject to a
                           (effective July 9, 2004)                                  performance incentive adjustment(d)
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle European      Threadneedle(a)                                    I      0.35% of the first $150 million, reducing to
Equity                     (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(d)
---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 100

                                                                           PARENT
FUND                       SUBADVISER                                      COMPANY   FEE SCHEDULE
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global        Threadneedle(a)                                    I      0.35% of the first $150 million, reducing to
Equity                     (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(d)
---------------------------------------------------------------------------------------------------------------------------------
Threadneedle               Threadneedle(a)                                    I      0.35% of the first $150 million, reducing to
International Opportunity  (effective July 9, 2004)                                  0.20% as assets increase, and subject to a
                                                                                     performance incentive adjustment(d)
---------------------------------------------------------------------------------------------------------------------------------



    (a) Davis is a 1940 Act affiliate of the investment manager because it owns or has owned more than 5% of the public issued securities of the investment manager's parent company, Ameriprise Financial. Kenwood is an affiliate of the investment manager as an indirect partially- owned subsidiary of Ameriprise Financial. Threadneedle is an affiliate of the investment manager as an indirect wholly-owned subsidiary of Ameriprise Financial.

    (b) The adjustment will increase or decrease based on the performance of the subadviser's allocated portion of the fund compared to the performance of the Russell 2000 Index, up to a maximum adjustment of 12 basis points (0.12%).

    (c) The fee is calculated based on the combined net assets subject to the subadviser's investment management.

    (d) The adjustment for Threadneedle is based on the performance of one Class A share of the fund and the change in the PIA Index described in Table
        14. The performance of the fund and the Index will be calculated using the method described above for the performance incentive adjustment paid to the investment manager under the terms of the Investment Management Services Agreement. The amount of the adjustment to Threadneedle's fee, whether positive or negative, shall be equal to one-half of the performance incentive adjustment made to the investment management fee payable to the investment manager under the terms of the Investment Management Services Agreement. The performance incentive adjustment was effective Dec. 1, 2004.

A -     Kenwood is an indirect partially-owned subsidiary of Ameriprise
        Financial.

B -     Essex is majority owned by Affiliated Managers Group.

C -     Federated MDTA LLC is an indirect subsidiary of Federated Investors,
        Inc.

D - American Century Investment Management, Inc. is a direct, wholly-owned subsidiary of American Century Companies, Inc.

E -     Systematic is an affiliate of Affiliated Managers Group.

F - Jennison Associates LLC's sole member is Prudential Investments Management, Inc. which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc.

G -     BHMS is an independent-operating subsidiary of Old Mutual Asset
        Management.

H - MetWest Capital is a majority-owned subsidiary of Evergreen Investments and Wachovia Corporation.

I -     Threadneedle is an indirect wholly-owned subsidiary of Ameriprise
        Financial.

J - Columbia WAM is an indirect wholly-owned subsidiary of Columbia Management Group, Inc., which in turn is a wholly-owned subsidiary of Bank of America Corporation.

K - AIGGIC is an indirect wholly-owned subsidiary of American International Group, Inc. (AIG).

L - Batterymarch is a wholly-owned, independent subsidiary of Legg Mason, Inc.

The following table shows the subadvisory fees paid by the investment manager to subadvisers in the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                           TABLE 18. SUBADVISORY FEES

                                                                                               SUBADVISORY FEES PAID
                                                                                       ---------------------------------------
FUND                                                  SUBADVISER                          2008         2007         2006
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------------------------
Partners Small Cap                Essex                                                $  257,999   $  281,295   $  120,556(a)
Growth
                                  --------------------------------------------------------------------------------------------
                                  MDTA                                                    397,581      411,034      165,110(a)
                                  --------------------------------------------------------------------------------------------
                                  Turner                                                  241,810      265,516      321,406
                                  --------------------------------------------------------------------------------------------
                                  UBS                                                     293,079      342,871      371,341
                                  --------------------------------------------------------------------------------------------
                                  Former Subadviser: Bjurman, Barry & Associates              N/A          N/A      175,818(b)
                                  (from Aug. 18, 2003 to Sept. 23, 2005)
                                  --------------------------------------------------------------------------------------------
                                  Former Subadviser: RS Investment Management, L.P.           N/A          N/A      257,675(b)
                                  (from Jan. 24, 2001 to Sept. 23, 2005)
------------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage               Kenwood                                               2,318,621    3,180,483    2,856,138

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 101

                                                                                               SUBADVISORY FEES PAID
                                                                                       ---------------------------------------
FUND                                                  SUBADVISER                          2008         2007         2006
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth        American Century                                     $1,438,912   $1,321,245   $  512,880
                                  --------------------------------------------------------------------------------------------
                                  Turner                                                1,310,040    1,304,994      525,422
------------------------------------------------------------------------------------------------------------------------------

Partners Fundamental Value        Davis                                                 3,220,929    3,673,544    3,787,565
------------------------------------------------------------------------------------------------------------------------------

Partners Select Value             Systematic                                            1,025,272      753,292(c)       N/A
                                  --------------------------------------------------------------------------------------------
                                  WEDGE                                                   981,822      776,260(c)       N/A
                                  --------------------------------------------------------------------------------------------
                                  Former subadviser: GAMCO Asset Management Inc.              N/A      786,466(d) 2,763,925
                                  (from inception to September 28, 2006)
------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap Equity         American Century                                        506,417      662,396      457,181
                                  --------------------------------------------------------------------------------------------
                                  Jennison                                                107,599(e)       N/A          N/A
                                  --------------------------------------------------------------------------------------------
                                  Lord Abbett                                             583,123      677,462      433,231
                                  --------------------------------------------------------------------------------------------
                                  Former Subadviser: Wellington Management Company,       362,413(f)   650,960     614,053*
                                  LLP (from Dec. 12, 2003 to Feb. 22, 2008)
------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap Value          BHMS                                                    865,372      970,241    1,008,072
                                  --------------------------------------------------------------------------------------------
                                  Donald Smith                                            984,692    1,180,183    1,242,221
                                  --------------------------------------------------------------------------------------------
                                  MDTA                                                        N/A(g)       N/A          N/A
                                  --------------------------------------------------------------------------------------------
                                  MetWest Capital                                         955,503    1,769,553      225,545(h)
                                  --------------------------------------------------------------------------------------------
                                  Former subadviser: Franklin Portfolio Associates        964,510    1,198,029    1,289,120
                                  (from March 2004 to June 6, 2008)
                                  --------------------------------------------------------------------------------------------
                                  Former subadviser: Royce & Associates, LLC                  N/A          N/A    1,395,487(i)
                                  (from inception to April 24, 2006)
                                  --------------------------------------------------------------------------------------------
                                  Former subadviser: Goldman Sachs Asset Management,          N/A       38,601(j) 1,312,424(i)
                                  L.P. (from Aug. 2002 to April 24, 2006)
------------------------------------------------------------------------------------------------------------------------------

                                                                                          2007         2006         2005
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------

Partners International            Columbia WAM                                          1,568,158    1,264,808      985,095
Select Growth
                                  --------------------------------------------------------------------------------------------
                                  Principal                                             1,760,150      632,882(k)       N/A
                                  --------------------------------------------------------------------------------------------
                                  Former subadviser: American Century Global                  N/A      821,124(l)   959,879
                                  Investment Management** (from Jan. 2005 to April
                                  24, 2006)
------------------------------------------------------------------------------------------------------------------------------

Partners International            AllianceBernstein                                     7,962,307    6,022,579    4,126,134
Select Value
                                  --------------------------------------------------------------------------------------------
                                  Mondrian                                                    N/A          N/A          N/A
                                  --------------------------------------------------------------------------------------------
                                  Tradewinds                                                  N/A          N/A          N/A
------------------------------------------------------------------------------------------------------------------------------

Partners International
Small Cap                         AIGGIC                                                  425,696      201,650(k)       N/A
                                  --------------------------------------------------------------------------------------------
                                  Batterymarch                                            439,593      205,659(k)       N/A
                                  --------------------------------------------------------------------------------------------
                                  Former subadviser: Templeton Investment Counsel,            N/A      226,154(l)   317,358
                                  LLC (Franklin Templeton) (from Oct. 3, 2002 to
                                  April 24, 2006)
                                  --------------------------------------------------------------------------------------------
                                  Former subadviser: Wellington Management Company,           N/A      243,185(l)   331,593
                                  LLP together with its affiliate Wellington
                                  Management International Ltd (from Oct. 3, 2002 to
                                  April 24, 2006)
------------------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets     Threadneedle                                          2,728,720    2,170,719    1,556,386
------------------------------------------------------------------------------------------------------------------------------


Threadneedle European Equity      Threadneedle                                            406,594      356,308      432,362

------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 102

                                                                                          2007         2006         2005
------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity        Threadneedle                                         $2,408,387   $2,358,731   $1,621,159
------------------------------------------------------------------------------------------------------------------------------


Threadneedle International        Threadneedle                                          1,895,712    1,948,352    1,720,351
Opportunity
------------------------------------------------------------------------------------------------------------------------------



     * Beginning on July 1, 2006, under the Subadvisory Agreement, RiverSource Investments is subject to a minimum annual fee of $350,000, payable to Wellington Management.
    ** American Century Global Investment Management managed the portion of the
       Fund's portfolio previously managed by American Century since Sept. 2001. The change of subadviser is the result of corporate restructuring of American Century and did not result in any modifications to the investment objective, principal investment strategies, portfolio managers, or the fees paid by the Fund.
   (a) For the fiscal period from Sept. 23, 2005 to March 31, 2006.
   (b) For the fiscal period from April 1, 2005 to Sept. 23, 2005.
   (c) For the fiscal period from Sept. 29, 2006 to May 31, 2007.
   (d) For the fiscal period from June 1, 2006 to Sept. 28, 2006.
   (e) For the fiscal period from Feb. 22, 2008 to May 31, 2008.
   (f) For the fiscal period from June 1, 2007 to Feb. 22, 2008.
   (g) The subadviser did not begin managing the fund until after the fund's fiscal year end.
   (h) For the fiscal period from April 24, 2006 to May 31, 2006.
   (i) For the fiscal period from June 1, 2005 to April 24, 2006.
   (j) Payments made to subadviser in accordance with termination agreement.
   (k) For the fiscal period from April 24, 2006 to Oct. 31, 2006.
    (l) For the fiscal period from Nov. 1, 2005 to April 24, 2006.


Statement of Additional Information - Nov. 28, 2008                     Page 103

PORTFOLIO MANAGERS. For funds other than money market funds, the following table provides information about the fund's portfolio managers as of the end of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 19. PORTFOLIO MANAGERS


                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-----------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Dimitris Bertsimas   18 RICs              $7.44 billion   7 RICs ($6.2 B)    None
Income                                    3 PIVs               $67.07 million
                                          15 other accounts    $3.03 billion
                     ---------------------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $1.85 billion   None               None          (9)        (28)
-----------------------------------------------------------------------------------------------------------------------------------

Income Builder       Dimitris Bertsimas   18 RICs              $7.42 billion   7 RICs ($6.2 B)    None
Enhanced Income                           3 PIVs               $67.07 million
                                          15 other accounts    $3.03 billion
                     ---------------------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $1.82 billion   None               None          (9)        (28)
-----------------------------------------------------------------------------------------------------------------------------------

Income Builder       Dimitris Bertsimas   18 RICs              $7.12 billion   7 RICs ($6.2 B)    $100,001 -
Moderate Income                           3 PIVs               $67.07 million                     $500,000
                                          15 other accounts    $3.03 billion
                     ---------------------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $1.52 billion   None               $100,001 -    (9)        (28)
                                                                                                  $500,000
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder    Kent M. Bergene(b)                                                           $50,001 -
Aggressive                                                                                        $100,000
                     --------------------                                                         ----------
                     David M. Joy         5 RICs               $3.09 billion   None               None          (1)        (27)
                     --------------------                                                         ----------
                     Michelle M.                                                                  None
                     Keeley(c)
                     --------------------                                                         ----------
                     William F.                                                                   None
                     Truscott(c)
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder    Kent M. Bergene                                                              $50,001 -
Conservative                                                                                      $100,000
                     --------------------                                                         ----------
                     David M. Joy         5 RICs               $3.47 billion   None               None          (1)        (27)
                     --------------------                                                         ----------
                     Michelle M. Keeley                                                           None
                     --------------------                                                         ----------
                     William F. Truscott                                                          None
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder    Kent M. Bergene                                                              $50,001 -
Moderate                                                                                          $100,000
                     --------------------                                                         ----------
                     David M. Joy         5 RICs               $2.65 billion   None               None          (1)        (27)
                     --------------------                                                         ----------
                     Michelle M. Keeley                                                           $100,001 -
                                                                                                  $500,000
                     --------------------                                                         ----------
                     William F. Truscott                                                          None
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder    Kent M. Bergene                                                              $10,001 -
Moderate Aggressive                                                                               $50,000
                     --------------------                                                         ----------
                     David M. Joy         5 RICs               $2.51 billion   None               $100,001 -    (1)        (27)
                                                                                                  $500,000
                     --------------------                                                         ----------
                     Michelle M. Keeley                                                           None
                     --------------------                                                         ----------
                     William F. Truscott                                                          $50,001 -
                                                                                                  $100,000
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder    Kent M. Bergene                                                              $10,001 -
Moderate                                                                                          $50,000
Conservative
                     --------------------                                                         ----------
                     David M. Joy         5 RICs               $3.27 billion   None               None          (1)        (27)
                     --------------------                                                         ----------
                     Michelle M. Keeley                                                           None
                     --------------------                                                         ----------
                     William F. Truscott                                                          None
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder    Kent M. Bergene                                                              $10,001 -
Total Equity                                                                                      $50,000
                     --------------------                                                         ----------
                     David M. Joy         5 RICs               $3.14 billion   None               None          (1)        (27)
                     --------------------                                                         ----------
                     Michelle M. Keeley                                                           None
                     --------------------                                                         ----------
                     William F. Truscott                                                          None
-----------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index        David Factor         2 RICs               $1.07 billion   None               None          (2)        (28)
                                          2 PIVs               $1.42 billion

-----------------------------------------------------------------------------------------------------------------------------------

Small Company Index  David Factor         2 RICs               $563.27 million None               None          (2)        (28)
                                          2 PIVs               $1.42 billion
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 104

                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-----------------------------------------------------------------------------------------------------------------------------------
Equity Value         Warren Spitz                                                                 $10,001 -
                                                                                                  $50,000
                     --------------------                                                         ----------
                     Steve Schroll        11 RICs              $15.57 billion                     $50,001 -     (2)        (28)
                                          1 PIV                $44.32 million  6 RICs ($15.06 B)  $100,000
                     --------------------                                                         ----------
                     Laton Spahr          7 other accounts     $457.39 million                    $100,001 -
                                                                                                  $500,000
                     --------------------                                                         ----------
                     Paul Stocking                                                                $100,001 -
                                                                                                  $500,000
-----------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap   UBS:
Growth               Paul A. Graham       5 RICs               $657.0 million
                                          1 PIV                $159.0 million
                                          17 other accounts    $322.0 million  1 other account
                     ---------------------------------------------------------
                     David N. Wabnik      5 RICs               $657.0 million  ($52.5 M)          None          (4)        (29)
                                          1 PIV                $159.0 million
                                          26 other accounts    $290.0 million
                     --------------------------------------------------------------------------------------------------------------
                     TURNER:
                     William C. McVail    7 RICs               $1.1 billion    1 RIC ($37.0 M);
                                          10 PIVs              $140.0 million  4 other accounts
                                          50 other accounts    $3.6 billion    ($346.0 M)
                     ----------------------------------------------------------------------------
                     Jason D.             15 RICs              $3.7 billion    1 RIC ($56.0 M);
                     Schrotberger         27 PIVs              $499.0 million  2 PIVs ($4.0 M);
                                          55 other accounts    $2.9 billion    5 other accounts   None          (5)        (30)
                                                                               ($457.0 M)
                     ----------------------------------------------------------------------------
                     Rick Wetmore         4 RICs               $418.0 million  4 other accounts
                                          6 PIVs               $43.0 million   ($346 M)
                                          41 other accounts    $2.1 billion
                     --------------------------------------------------------------------------------------------------------------
                     ESSEX:
                     Nancy B. Prial       3 RICs               $108.8 million  None               None          (6)        (31)
                                          1 PIV                $144.6 million
                                          52 other accounts    $567.7 million
                     --------------------------------------------------------------------------------------------------------------
                     MDTA:
                     David Goldsmith
                     --------------------
                     Frederick L. Konopka 10 RICs              $1.1 billion
                                          4 PIVs               $225.1 million  None               None          (7)        (32)
                     -------------------- 48 other accounts    $6.85 billion

                     Brian M. Greenberg
                     --------------------

                     Douglas K. Thunen
-----------------------------------------------------------------------------------------------------------------------------------

Precious Metals and  Clay Hoes            1 PIV                $97.2 million   None               $10,001 -   (2),(3)      (28)
Mining                                                                                            $50,000
-----------------------------------------------------------------------------------------------------------------------------------

Small Cap Advantage  KENWOOD:
                     Jake Hurwitz         1 RIC                $127.3 million  1 RIC ($127.3 M);  $100,001 -    (8)        (33)
                                          1 PIV                $73.59 million  2 other accounts   $500,000
                     --------------------                                                         ----------
                     Kent Kelley          23 other accounts    $597.94 million ($138.19 M)        $100,001 -
                                                                                                  $500,000
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-----------------------------------------------------------------------------------------------------------------------------------
120/20 Contrarian    Warren Spitz                                                                 None
Equity
                     --------------------                                                         ----------
                     Steve Schroll        11 RICs              $17.52 billion                     $10,001 -
                                          1 PIV                $43.95 million  6 RICs ($17.0 B)   $50,000
                     --------------------                                                         ----------
                     Laton Spahr          7 other accounts     $493.17 million                    $100,001 -    (2)        (28)
                                                                                                  $500,000
                     --------------------                                                         ----------
                     Paul Stocking                                                                $100,001 -
                                                                                                  $500,000
-----------------------------------------------------------------------------------------------------------------------------------

130/30 U.S. Equity   John Schonberg(p)    2 RICs               $1.06 billion   2 RICs ($1.06 B)   None          (2)        (28)
                                          2 PIV                $21.19 million
                                          4 other accounts     $8.13 million
-----------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2010 Dimitris Bertsimas   17 RICs              $7.85 billion   6 RICs ($6.35 B)   None          (9)        (28)
                                          3 PIVs               $57.83 million
                                          14 other accounts    $3.53 billion
                     ----------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $2.05 billion   None
-----------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2015 Dimitris Bertsimas   17 RICs              $7.83 billion   6 RICs ($6.35 B)   None          (9)        (28)
                                          3 PIVs               $57.83 million
                                          14 other accounts    $3.53 billion
                     ----------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $2.04 billion   None

-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 105

                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020 Dimitris Bertsimas   17 RICs              $7.83 billion   6 RICs ($6.35 B)   None          (9)        (28)
                                          3 PIVs               $57.83 million
                                          14 other accounts    $3.53 billion
                     ----------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $2.03 billion   None
-----------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2025 Dimitris Bertsimas   17 RICs              $7.83 billion   6 RICs ($6.35 B)   $10,001 -     (9)        (28)
                                          3 PIVs               $57.83 million                     $50,000
                                          14 other accounts    $3.53 billion
                     ---------------------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $2.03 billion   None               None
-----------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2030 Dimitris Bertsimas   17 RICs              $7.83 billion   6 RICs ($6.35 B)   None          (9)        (28)
                                          3 PIVs               $57.83 million
                                          14 other accounts    $3.53 billion
                     ---------------------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $2.03 billion   None               $10,001-
                                                                                                  $50,000
-----------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2035 Dimitris Bertsimas   17 RICs              $7.84 billion   6 RICs ($6.35 B)   None          (9)        (28)
                                          3 PIVs               $57.83 million
                                          14 other accounts    $3.53 billion
                     ----------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $2.04 billion   None
-----------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2040 Dimitris Bertsimas   17 RICs              $7.85 billion   6 RICs ($6.35 B)   None          (9)        (28)
                                          3 PIVs               $57.83 million
                                          14 other accounts    $3.53 billion
                     ----------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $2.05 billion   None
-----------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2045 Dimitris Bertsimas   17 RICs              $7.85 billion   6 RICs ($6.35 B)   None          (9)        (28)
                                          3 PIVs               $57.83 million
                                          14 other accounts    $3.53 billion
                     ----------------------------------------------------------------------------
                     Colin Lundgren       12 RICs              $2.05 billion   None
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-----------------------------------------------------------------------------------------------------------------------------------
High Yield Bond      Scott Schroepfer     1 RIC                $893.98 million None               $100,001 -    (2)        (28)
                                                                                                  $500,000
                     ---------------------------------------------------------------------------------------
                     Jennifer Ponce de    5 RICs               $10.57 billion  None               None
                     Leon                 1 PIV                $8.43 million
                                          8 other accounts     $2.13 billion
-----------------------------------------------------------------------------------------------------------------------------------

Partners Aggressive  AMERICAN CENTURY:                                         None               None          (10)       (34)
Growth               Glenn A. Fogle       6 RICs               $3.98 billion
                     --------------------

                     Brad Eixmann         2 other accounts     $148.74 million
                     --------------------------------------------------------------------------------------------------------------
                     TURNER:                                                                      None          (5)        (30)
                     Christopher K.       15 RICs              $4.4 billion    3 RICs ($885 M); 3
                     McHugh               28 PIVs              $586.0 million  PIVs ($30 M);
                                          24 other accounts    $2.4 billion    2 other accounts
                                                                               ($155 M)
                     ----------------------------------------------------------------------------
                     Tara Hedlund         10 RICs              $3.5 billion    1 RIC ($54 M);
                                          21 PIVs              $457.0 million  2 PIVs ($5 M);
                                          14 other accounts    $898.0 million  1 other account
                                                                               ($123 M)
                     ----------------------------------------------------------------------------
                     Jason Schrotberger   15 RICs              $4.0 billion    1 RIC ($54 M);
                                          27 PIVs              $528.0 million  3 PIVs ($30 M);
                                          55 other accounts    $3.2 billion    5 other accounts
                                                                               ($514 M)
-----------------------------------------------------------------------------------------------------------------------------------

Partners Fundamental DAVIS:                                                    None               None(f)       (13)       (37)
Value                Christopher C. Davis 27 RICs              $81.4 billion
                                          12 PIVs              $1.3 billion
                                          128 other            $13.9 billion
                                          accounts(e)
                     ---------------------------------------------------------
                     Kenneth C. Feinberg  27 RICs              $81.3 billion
                                          13 PIVs              $1.3 billion
                                          128 other            $13.9 billion
                                          accounts(e)
-----------------------------------------------------------------------------------------------------------------------------------

Partners Select      SYSTEMATIC:
Value                Ron Mushock          8 RIC                $1.36 billion
                     -------------------- 6 PIVs               $519.0 million  1 other account    None          (25)       (49)
                                          1,979 other accounts $6.12 billion   ($334 M)
                     Kevin McCreesh
                     ---------------------------------------------------------------------------------------
                     WEDGE:
                     R. Michael James     5 RICs               $272.0 million
                     --------------------

                     Peter R. Bridge      1 PIV                $3.7 million    None               None          (26)       (50)
                     --------------------

                     Paul M. VeZolles     201 other accounts   $3.0 billion

-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 106

                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Partners Small Cap   AMERICAN CENTURY:                                         None               None          (10)       (34)
Equity               Thomas P. Vaiana     9 RICs               $5.35 billion
                                          2 PIVs               $129.29 million
                                          4 other accounts     $244.93 million
                     ---------------------------------------------------------
                     Wihelmine von Turk   5 RICs               $1.34 billion
                                          1 PIV                $85.54 million
                                          2 other accounts     $229.6 million
                     ---------------------------------------------------------
                     Brian Ertley         7 RICs               $1.55 billion
                                          1 PIV                $85.54 million
                                          4 other accounts     $232.61 million
                     ---------------------------------------------------------
                     Melissa Fong         5 RICs               $1.34 billion
                                          1 PIV                $85.54 million
                                          2 other accounts     $229.6 million
                     --------------------------------------------------------------------------------------------------------------
                     JENNISON:                                                                    None          (12)       (36)
                     John Mullman         3 RICs               $3.06 billion   3 PIVs ($85.6
                                          8 PIVs               $775.81 million M)(h)
                                          11 other accounts(g) $1.26 billion
                     ----------------------------------------------------------------------------
                     Jason Swiatek        3 PIVs               $639.57 million None
                                          11 other accounts    $1.28 billion
                     --------------------------------------------------------------------------------------------------------------
                     LORD, ABBETT:
                     Michael T. Smith     2 RICs               $1.85 billion   None               None(i)       (14)       (38)
                                          14 other accounts    $991.3 million
-----------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap   DONALD SMITH:
Value                Donald G. Smith      2 RICs               $1.14 billion
                     -------------------- 1 PIV                $122.0 million  None               None          (15)       (39)
                                          37 other accounts    $2.23 billion
                     Richard L. Greenberg
                     --------------------------------------------------------------------------------------------------------------
                     MDTA:
                     David Goldsmith
                     -------------------- 10 RICs              $1.13 billion
                                          4 PIVs               $240.5 million  None               None          (7)        (32)
                     Douglas Thunen       51 other accounts    $7.61 billion
                     --------------------

                     Frederick Konopka
                     --------------------

                     Brian M. Greenberg
                     --------------------------------------------------------------------------------------------------------------
                     BHMS:
                     James S. McClure     4 RICs               $666.0 million
                     -------------------- 1 PIV                $4.6 million    None               None          (17)       (41)
                                          16 other accounts    $716.2 million
                     John P. Harloe
                     --------------------------------------------------------------------------------------------------------------
                     METWEST:
                     Gary W. Lisenbee     4 RICs               $347.8 million
                     -------------------- 3 PIVs               $61.2 million   None               None          (18)       (42)
                                          9 other accounts     $54.4 million
                     Samir Sikka
-----------------------------------------------------------------------------------------------------------------------------------

Short Duration U.S.  Jamie Jackson        12 RICs              $22.96 billion  3 RICs ($1.37 B);  $10,001 -
Government                                6 PIVs               $2.98 billion   1 other account    $50,000       (2)        (28)
                                          27 other accounts(d) $11.83 billion  ($49.78 M)
                     ---------------------------------------------------------------------------------------
                     Todd White(r)        N/A                  N/A             N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------

U.S. Government      Todd White(r)        N/A                  N/A             N/A                N/A           (2)        (28)
Mortgage
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-----------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity Warren Spitz                                                                 $500,001 -
                                                                                                  $1,000,000
                     --------------------                                                         ----------
                     Steve Schroll        11 RICs              $14.7 billion                      $100,001 -    (2)        (28)
                                          1 PIV                $26.73 million  6 RICs ($14.24 B)  $500,000
                     --------------------                                                         ----------
                     Laton Spahr          8 other accounts(d)  $380.85 million                    $100,001 -
                                                                                                  $500,000
                     --------------------                                                         ----------
                     Paul Stocking                                                                $50,001 -
                                                                                                  $100,000
-----------------------------------------------------------------------------------------------------------------------------------
Real Estate          Julene Melquist      None                 None            None               $10,001 -   (2),(3)      (28)
                                                                                                  $50,000
-----------------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Equity   Dimitris Bertsimas   22 RICs              $3.74 billion   5 RICs ($2.32 B)   $100,001 -
                                          2 PIVs               $22.75 million                     $500,000
                                          14 other accounts    $3.50 million
                     ---------------------------------------------------------------------------------------    (2)        (28)
                     Gina Mourtzinou      4 RICs               $1.58 billion   4 RICs ($1.58 B)   $50,001 -
                                          5 other accounts     $136.55 million                    $100,000

-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 107

                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small    Dimitris Bertsimas   22 RICs              $6.68 billion   5 RICs ($5.26 B)   $100,001 -
and Mid Cap Equity                        2 PIVs               $22.75 million                     $500,000
                                          14 other accounts    $3.50 million
                     ---------------------------------------------------------------------------------------
                     Gina Mourtzinou      4 RICs               $4.52 billion   4 RICs ($4.52 B)   None          (2)        (28)
                                          5 other accounts     $136.55 million
                     ---------------------------------------------------------------------------------------
                     Steve Kokkotos       2 RICs               $1.33 billion   2 RICs ($1.33 B)   $10,001 -
                                          1 other account      $10.19 million                     $50,000
-----------------------------------------------------------------------------------------------------------------------------------
Disciplined Small    Dimitris Bertsimas   22 RICs              $6.68 billion   5 RICs ($5.27 B)   $100,001 -
Cap Value                                 2 PIVs               $22.75 million                     $500,000
                                          14 other accounts    $3.50 million
                     ---------------------------------------------------------------------------------------
                     Gina Mourtzinou      4 RICs               $4.52 billion   4 RICs ($4.52 B)   $10,001 -     (2)        (28)
                                          5 other accounts     $136.55 million                    $50,000
                     ---------------------------------------------------------------------------------------
                     Steve Kokkotos       2 RICs               $1.33 billion   2 RICs ($1.33 B)   $10,001 -
                                          1 other account      $10.19 million                     $50,000
-----------------------------------------------------------------------------------------------------------------------------------
Floating Rate        Lynn Hopton          11 PIVs              $5.02 billion                      None
                     --------------------                                                         ----------
                     Yvonne Stevens       3 other accounts     $496.12 million                    None
                     ---------------------------------------------------------                    ----------
                     Steve Staver(q)      10 PIVs              $4.65 billion   None               None          (2)        (28)
                                          3 other accounts     $507.57 million
-----------------------------------------------------------------------------------------------------------------------------------

Growth               Erik J. Voss(s)      8 RICs               $2.60 billion   None               None          (2)        (51)
                                          20 other accounts    $179.40 million
-----------------------------------------------------------------------------------------------------------------------------------

Income Opportunities Brian Lavin          1 RIC                $871.16 million                    $50,001 -
                                          1 PIV                $7.02 million   None               $100,000      (2)        (28)
                                          1 other account      $608.42 million
                     ---------------------------------------------------------                    ----------


                     Jennifer Ponce de    5 RICs               $11.59 billion                     $10,001 -
                     Leon                 1 PIV                $7.02 million                      $50,000
                                          8 other accounts     $2.05 billion
-----------------------------------------------------------------------------------------------------------------------------------

Inflation Protected  Jamie Jackson        12 RICs              $22.01 billion  3 RICs ($1.32 B);  $10,001 -     (2)        (28)
Securities                                5 PIVs               $2.59 billion   1 other account    $50,000
                                          26 other accounts(d) $8.48 billion   ($49.96 M)
-----------------------------------------------------------------------------------------------------------------------------------

Large Cap Equity     Dimitris             24 RICs              $5.96 billion   7 RICs ($4.62 B)   None          (2)        (28)
                     Bertsimas(p)

                                          2 PIVs               $21.11 million

                                          15 other accounts    $3.31 billion
                     ----------------------------------------------------------------------------


                     Gina Mourtzinou(p)   6 RICs               $4.04 billion   6 RICs ($4.04 B)

                                          5 other accounts     $118.86 million
-----------------------------------------------------------------------------------------------------------------------------------

Large Cap Value      Warren Spitz(p)
                     --------------------
                     Steve Schroll(p)     12 RICs              $14.57 billion  7 RICs ($14.11 B)  None          (2)        (28)
                     --------------------

                     Laton Spahr(p)       2 PIVs               $27.55 million
                     --------------------

                     Paul Stocking(p)     8 other accounts     $441.14 million
-----------------------------------------------------------------------------------------------------------------------------------

Limited Duration     Tom Murphy           5 RICs               $9.93 billion   3 RICs ($1.32 B)   $50,001 -
Bond                                      2 PIVs               $885.02 million                    $100,000
                                          14 other accounts    $10.75 billion
                     ---------------------------------------------------------------------------------------


                     Jamie Jackson        12 RICs              $22.76 billion  3 RICs ($1.32 B);  $10,001 -
                                          5 PIVs               $2.59 billion   1 other account    $50,000       (2)        (28)
                                          26 other accounts(d) $8.48 billion   ($49.96 M)
                     ---------------------------------------------------------------------------------------


                     Scott Schroepfer(q)  2 RICs               $953.09 million None               None
                     ---------------------------------------------------------------------------------------


                     Todd White(r)        N/A                  N/A             N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-----------------------------------------------------------------------------------------------------------------------------------
California Tax-                           5 RICs               $3.68 billion
Exempt                                    11 other accounts    $7.38 billion
--------------------                      ------------------------------------


Minnesota Tax-Exempt Catherine Stienstra  5 RICs               $3.55 billion   None               None          (2)        (28)
                                          11 other accounts    $7.38 billion
--------------------                      ------------------------------------


New York Tax-Exempt                       5 RICs               $3.80 billion
                                          11 other accounts    $7.38 billion
-----------------------------------------------------------------------------------------------------------------------------------


Diversified Bond     Tom Murphy           5 RICs               $6.55 billion   3 RICs ($1.33 B)   $50,001 -
                                          2 PIVs               $880.06 million                    $100,000
                                          14 other accounts    $10.90 billion
                     ---------------------------------------------------------------------------------------


                     Jamie Jackson        12 RICs              $19.46 billion  3 RICs ($1.33 B);  $100,001 -
                                          5 PIVs               $2.52 billion   1 other account    $500,000
                                          26 other accounts(d) $7.37 billion   ($50.09 M)
                     ---------------------------------------------------------------------------------------


                     Scott Schroepfer(q)  2 RICs               $953.09 billion None               None          (2)        (28)
                     ---------------------------------------------------------------------------------------

                     Todd White(r) Leon   N/A                  N/A             N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 108

                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUND WITH FISCAL PERIOD ENDING SEPTEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------

Balanced             Warren Spitz(p)      12 RICs              $14.57 billion                     None          (2)        (28)
                     Steve Schroll(p)     2 PIVs               $27.55 million  7 RICs ($14.11 B)  None
                     Laton Spahr(p)       8 other accounts(d)  $441.14 million                    $1 -
                     Paul Stocking(p)                                                             $10,000
                                                                                                  None
                     ---------------------------------------------------------------------------------------

                     Tom Murphy()         5 RICs               $9.77 billion                      $10,001-
                                          2 PIVs               $870.92 million 2 RICs ($996.38 M) $50,000
                                          14 other accounts    $10.19 million
                     ---------------------------------------------------------------------------------------

                     Jamie Jackson        12 RICs              $22.59 billion  2 RICs ($996.38    $10,001-
                                          5 PIVs               $2.77 million   M);                $50,000
                                          26 other accounts(d) $6.83 million   1 other account
                                                                               ($50.1 M)
                     ---------------------------------------------------------------------------------------

                     Scott Schroepfer(q)  2 RICs               $953.09 million None               None
                     ---------------------------------------------------------------------------------------

                     Todd White(r)        N/A                  N/A             N/A                N/A
-----------------------------------------------------------------------------------------------------------------------------------


Disciplined          Dimitris Bertsimas   23 RICs              $5.77 million   6 RICs ($4.42 B)   None

Large Cap                                 2 PIVs               $21.11 million

Growth                                    15 other accounts    $3.31 billion                                    (2)        (28)
                     ---------------------------------------------------------------------------------------

                     Gina Mourtzinou      5 RICs               $3.85 billion   5 RICs ($3.85 B)   None
                                          5 other accounts     $118.86 million

-----------------------------------------------------------------------------------------------------------------------------------


Disciplined          Dimitris Bertsimas   23 RICs              $5.95 million   6 RICs ($4.61 B)   None

Large Cap                                 2 PIVs               $21.11 million

Value                                     15 other accounts    $3.31 billion                                    (2)        (28)
                     ---------------------------------------------------------------------------------------

                     Gina Mourtzinou      5 RICs               $4.03 billion   5 RICs ($4.03 B)   None
                                          5 other accounts     $118.86 million

-----------------------------------------------------------------------------------------------------------------------------------


Diversified Equity   Warren Spitz                                                                 $50,001-
Income                                                                                            $100,000
                     --------------------                                                         ----------

                     Laton Spahr          11 RICs              $8.78 billion                      $100,001-
                                                                                                  $500,000
                     --------------------                                                         ----------
                     Steve Schroll        2 PIVs               $27.55 million  6 RICs ($8.32 B)   $50,001-      (2)        (28)
                                                                                                  $100,000
                     --------------------                                                         ----------

                     Paul Stocking        8 other accounts(d)  $441.14 million                    $100,001-
                                                                                                  $500,000
-----------------------------------------------------------------------------------------------------------------------------------


Mid Cap Value        Warren Spitz                                                                 $50,001-
                                                                                                  $100,000
                     --------------------                                                         ----------

                     Laton Spahr          11 RICs              $12.21 billion                     $100,001-
                                                                                                  $100,000
                     --------------------                                                         ----------
                     Steve Schroll        2 PIVs               $27.55 million  6 RICs ($11.75 B)  $50,001-      (2)        (28)
                                                                                                  $100,000
                     --------------------                                                         ----------

                     Paul Stocking        8 other accounts(d)  $441.14 million                    $100,001-
                                                                                                  $500,000
-----------------------------------------------------------------------------------------------------------------------------------


Strategic            Tom Murphy           5 RICs               $9.47 million   2 RICs ($699.76 M) $100,001-

Allocation                                2 PIVs               $870.92 million                    $500,000

                                          14 other accounts    $10.19 million
                     ---------------------------------------------------------------------------------------

                     Jamie Jackson        12 RICs              $22.29 billion  2 RICs ($699.76    $10,001-
                                          5 PIVs               $2.77 billion   M);                $50,000
                                          26 other accounts(d) $6.83 billion   1 other account
                                                                               ($50.1 M)
                     ---------------------------------------------------------------------------------------

                     Scott Schroepfer(q)  2 RICs               $953.09 million None               None
                     ---------------------------------------------------------------------------------------

                     Todd White(r)        N/A                  N/A             N/A                N/A
                     ---------------------------------------------------------------------------------------

                     Dimitris Bertsimas   23 RICs              $4.85 billion   6 RICs ($3.5 B)    Over          (2)        (28)
                                          2 PIVs               $21.11 million                     $500,000
                                          15 other accounts    $3.31 billion
                     ---------------------------------------------------------------------------------------

                     Gina Mourtzinou      5 RICs               $2.93 billion   5 RICs ($2.93 B)   $100,001-
                                          5 other accounts     $118.86 million                    $500,000
                     ---------------------------------------------------------------------------------------

                     Alex Sauer-Budge     1 RIC                $573.80 million 1 RIC ($573.8 M)   $1-$10,000
                     ---------------------------------------------------------------------------------------

                     Steve E. Kokkotos    2 RICs               $69.74 million  2 RICs ($69.74 M)  $100,001-
                                          1 other account      $9.26 million                      $500,000
-----------------------------------------------------------------------------------------------------------------------------------


Strategic            Dimitris Bertsimas   23 RICs              $5.95 billion   7 RICs ($4.62 B)   None

Allocation                                2 PIVs               $21.11 million

Income                                    15 other accounts    $3.31 billion                                    (2)        (28)
                     ----------------------------------------------------------------------------

                     Colin Lundgren       17 RICs              $1.76 billion   None               None
-----------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-----------------------------------------------------------------------------------------------------------------------------------

Absolute Return      Nicholas Pifer       6 RICs               $9.82 billion   None               $50,001 -

Currency and                              6 PIVs               $768.06 million                    $100,000      (2)        (28)

Income                                    9 other accounts     $3.12 billion
-----------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 109

                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------

Disciplined          Dimitris Bertsimas   17 RICs              $7.70 billion   5 RICs ($6.02 B)   $100,001 -

International                             3 PIVs               $218.44 million                    $500,000

Equity                                    16 other accounts(d) $2.50 billion                                    (2)        (28)
                     ---------------------------------------------------------------------------------------

                     Alex Sauer-Budge     1 RIC                $2.28 billion   1 RIC ($2.28 B)    $1 -
                                                                                                  $10,000
-----------------------------------------------------------------------------------------------------------------------------------


Emerging Markets     Nicholas Pifer       6 RICs               $9.76 billion   None               $10,001 -     (2)        (28)

Bond                                      6 PIVs               $768.06 million                    $50,000

                                          9 other accounts     $3.12 billion
-----------------------------------------------------------------------------------------------------------------------------------


Global Bond          Nicholas Pifer       6 RICs               $9.43 billion   None               $50,001 -     (2)        (28)

                                          6 PIVs               $768.06 million                    $100,000

                                          9 other accounts     $3.12 billion
                     ---------------------------------------------------------------------------------------

                     Jim Carlene(q)       4 PIVs               $312.86 million None               None

                                          3 other accounts     $170.11 million
-----------------------------------------------------------------------------------------------------------------------------------


Global Technology    Richard M.           4 RICs               $3.30 billion   2 PIVs ($1.7 B);
                     Parower(s)

                                          5 PIVs               $1.80 billion   1 other account

                                          6 other accounts     $194.60 million ($191.5 M)
                     ----------------------------------------------------------------------------

                     Paul H. Wick(s)      4 RICs               $3.30 billion   2 PIVs ($1.7 B);

                                          5 PIVs               $1.80 billion   1 other account

                                          4 other accounts     $194.0 million  ($191.5 M)
                     ----------------------------------------------------------------------------

                     Reema D. Shah(s)     4 RICs               $3.30 billion   2 PIVs ($1.7 B);   None          (2)        (52)

                                          5 PIVs               $1.80 billion   1 other account

                                          5 other accounts     $194.30 million ($191.5 M)
                     ----------------------------------------------------------------------------

                     Ajay Diwan(s)        4 RICs               $3.30 billion   2 PIVs ($1.7 B);

                                          5 PIVs               $1.80 billion   1 other account

                                          5 other accounts     $197.0 million  ($191.5 M)
                     ----------------------------------------------------------------------------

                     Benjamin Lu(s)       2 RICs               $296.50 million None

                                          2 PIVs               $42.70 million

                                          1 other account      $0.08 million
-----------------------------------------------------------------------------------------------------------------------------------


Partners             COLUMBIA WAM:

International        P. Zachary Egan      1 RIC                $5.90 billion   None               None          (20)       (43)
Select Growth
                     ---------------------------------------------------------

                     Louis J. Mendes      2 RICs               $7.60 billion
                     --------------------------------------------------------------------------------------------------------------

                     PRINCIPAL:

                     John Pihlblad        3 RICs               $3.60 billion   None               None          (21)       (45)
                     ---------------------------------------------------------

                     Steven Larson        7 PIVs               $2.20 billion

                                          4 other accounts     $6.50 billion
-----------------------------------------------------------------------------------------------------------------------------------


Partners             ALLIANCEBERNSTEIN:
International        Kevin F. Simms       166 RICs             $89.22 billion  3 RICs ($13.16 B);

Select Value                              722 PIVs             $59.61 billion  23 PIVs ($3.01 B);

                                          43,955 other         $235.74 billion 94 other accounts
                                          accounts                             ($32.75 B)
                     ----------------------------------------------------------------------------

                     Henry S. D'Auria     124 RICs             $54.44 billion  2 RICs ($5.98 B);

                                          595 PIVs             $42.65 billion  20 PIVs ($1.66 B);

                                          662 other accounts   $175.96 billion 82 other accounts
                                                                               ($29.40 B)
                     ----------------------------------------------------------------------------

                     Sharon E. Fay        166 RICs             $89.22 billion  3 RICs ($13.16 B);

                                          645 PIVs             $52.91 billion  21 PIVs ($1.66 B);

                                          43,955 other         $235.74 billion 94 other accounts
                                          accounts                             ($32.75 B)
                     ----------------------------------------------------------------------------

                     Marilyn G. Fedak     153 RICs             $85.47 billion  3 RICs ($13.16 B); None          (22)       (46)

                                          461 PIVs             $42.42 billion  1 PIV ($820.0 B);

                                          43,881 other         $197.37 billion 64 other accounts
                                          accounts                             ($20.08 B)
                     ----------------------------------------------------------------------------

                     John P. Mahedy       151 RICs             $84.33 billion  3 RICs ($13.16 B);

                                          454 PIVs             $42.21 billion  1 PIV ($820.0 B);

                                          43,860 other         $193.54 billion 60 other accounts
                                          accounts                             ($19.34 B)
                     ----------------------------------------------------------------------------

                     Giulio Martini       111 RICs             $49.88 billion  2 RICs ($5.98 B);

                                          628 PIVs             $48.40 billion  22 PIVs ($3.0 B);

                                          532 other accounts   $139.90 billion 53 other accounts
                                                                               ($19.53 B)
                     --------------------------------------------------------------------------------------------------------------


                     MONDRIAN:

                     Ormala Krishnan(l)   1 RIC                $383.0 million  None               None          (11)       (35)

                                          1 PIV                $143.0 million

                                          8 other accounts     $1.03 billion
                     --------------------------------------------------------------------------------------------------------------


                     TRADEWINDS:

                     Paul J. Hechmer(l)   6 RICs               $1.6 billion    1 other account    None          (16)       (40)

                                          8 PIVs               $848.0 million  ($97.0 M)

                                          56,469 other         $19.64 billion
                                          accounts
-----------------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 28, 2008                     Page 110

                                                OTHER ACCOUNTS MANAGED (EXCLUDING THE FUND)
                                          -------------------------------------------------------            POTENTIAL
                                                               APPROXIMATE                         OWNERSHIP CONFLICTS
                                          NUMBER AND TYPE      TOTAL NET       PERFORMANCE BASED    OF FUND      OF    STRUCTURE OF
FUND                 PORTFOLIO MANAGER    OF ACCOUNT*          ASSETS          ACCOUNTS(A)          SHARES    INTEREST COMPENSATION
-----------------------------------------------------------------------------------------------------------------------------------

Partners             AIGGIC:
International Small  Chantal Brennan      3 RICs               $922.40 million None
Cap                                       4 PIVs               $1.07 billion
                                          6 other accounts     $601.40 million
                     ----------------------------------------------------------------------------

                     Midori Katsumi(m)    1 RICs               $7.50 million   4 other accounts
                                          1 PIV                $98.30 million  ($266.4 M)         None          (23)       (47)
                                          7 other accounts     $359.60 million
                     ----------------------------------------------------------------------------

                     Elizabeth Soon(m)    2 RICs               $71.0 million   3 other accounts
                                          2 PIVs               $458.0 million  ($28 M)
                                          4 other accounts     $63.0 million
                     --------------------------------------------------------------------------------------------------------------


                     BATTERYMARCH:

                     Charles F. Lovejoy   6 RICs               $4.34 billion   1 other account
                     ---------------------------------------------------------

                     Christopher W.       14 PIVs              $1.81 billion   ($48.04 M)         None          (24)       (48)

                     Floyd                29 other accounts    $6.31 billion
-----------------------------------------------------------------------------------------------------------------------------------

Threadneedle         THREADNEEDLE:
Emerging Markets     Julian A.S.          2 RICs               $1.80 billion

                     Thompson             2 PIVs               $0.07 billion   None               None(k)       (19)       (45)

                                          2 other accounts     $0.05 billion
                     ---------------------------------------------------------

                     Jules Mort           1 other account      $1.2 billion
-----------------------------------------------------------------------------------------------------------------------------------
Threadneedle         THREADNEEDLE:
European Equity      Rob Jones            1 RIC                $0.15 billion   None               None(k)       (19)       (43)
                                          1 PIV                $0.14 billion
-----------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global  THREADNEEDLE:
Equity               Stephen Thornber     3 PIVs               $0.20 billion   None
                                          4 other accounts     $1.4 billion
                     ----------------------------------------------------------------------------


                     Andrew Holliman(n)   2 RICs               $5.1 million    2 RICs ($5.1 M);
                                          5 PIVs               $3.49 billion   3 PIVs ($117.18    None(k)       (19)       (43)
                                          5 other accounts     $650.0 million  M);
                                                                               2 other accounts
                                                                               ($29.2 M)
-----------------------------------------------------------------------------------------------------------------------------------

Threadneedle         THREADNEEDLE:
Global Equity        Stephen Thornber     1 RIC                $756.0 million  1 RIC ($756 M)     None(k)       (19)       (43)
Income(o)                                 1 PIV                $30.0 million
                                          5 other accounts     $923.0 million
                     ----------------------------------------------------------------------------

                     Jeremy Podger(n)     2 RICs               $5.10 million   2 RICs ($5.1 M);
                                          5 PIVs               $1.21 billion   3 PIVs ($117.18
                                          4 other accounts     $384.77 million M);
                                                                               2 other accounts
                                                                               ($7.9 M)
-----------------------------------------------------------------------------------------------------------------------------------

Threadneedle         THREADNEEDLE:
Global Extended      Andrew Holliman      3 PIVs               $4.11 billion   1 PIV ($142 M);    None(k)       (19)       (43)
Alpha(o)                                  6 other accounts     $1.31 billion   2 other accounts
                                                                               ($21 M)

                     ----------------------------------------------------------------------------

                     Jeremy Podger        4 PIVs               $1.33 billion   1 PIV ($142 M);
                                          3 other accounts     $316.0 million  2 other accounts
                                                                               ($21 M)
-----------------------------------------------------------------------------------------------------------------------------------

Threadneedle         THREADNEEDLE:
International        Alex Lyle            2 RICs               $2.03 billion   2 RICs ($2.03 B)   None(k)       (19)       (43)
Opportunity                               46 PIVs              $5.90 billion
                                          6 other accounts     $0.71 billion
                     ----------------------------------------------------------------------------

                     Esther Perkins(n)    1 RIC                $900.8 million  1 RIC ($900.8 M)
                                          4 other accounts     $867.88 million
-----------------------------------------------------------------------------------------------------------------------------------


FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-----------------------------------------------------------------------------------------------------------------------------------

Intermediate         Catherine Stienstra  8 RICs               $4.06 billion   None               None          (2)        (28)
Tax-Exempt                                12 other accounts    $7.95 billion
-----------------------------------------------------------------------------------------------------------------------------------

Mid Cap              John K. Schonberg    1 RIC                $607.47 million 1 RIC                            (2)
Growth                                    2 PIVs               $67.07 million
                                          4 other accounts     $10.0 million
                     --------------------------------------------------------------------------------------------------------------

                     Sam Murphy           1 RIC                $607.47 million ($607.47 M)        None        (2), (3)     (28)
                     --------------------


                     Mike Marzolf                                              1 RIC              None                     (28)
                                                                               ($607.47 M)
-----------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt           Catherine Stienstra  8 RICs               $3.42 billion   None               None          (2)        (28)
Bond                                      12 other accounts    $7.95 billion
-----------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt           Catherine Stienstra  8 RICs               $1.46 billion   None               None          (2)        (28)
High Income                               12 other accounts    $7.95 billion
-----------------------------------------------------------------------------------------------------------------------------------



    * RIC refers to a Registered Investment Company; PIV refers to a Pooled Investment Vehicle.

(a) Number of accounts for which the advisory fee paid is based in part or wholly on performance and the aggregate net assets in those accounts.

(b) Mr. Bergene has overall accountability for the group that monitors the subadvisers for RiverSource funds and for making recommendations to the Boards of Directors on changes to those subadvisers.


Statement of Additional Information - Nov. 28, 2008                     Page 111

(c) Ms. Keeley, who serves as Executive Vice President -- Equity and Fixed Income for RiverSource Investments, and Mr. Truscott, who serves as Chief Investment Officer for RiverSource Investments, oversee the portfolio managers who manage other accounts for RiverSource Investments, including the underlying funds in which the Funds-of-Funds invest, and other accounts managed by RiverSource Investments and its affiliates including institutional assets, proprietary assets and hedge funds.

(d) Reflects each wrap program strategy as a single client, rather than counting each participant in the program as a separate client.

(e)    Wrap accounts have been counted at the sponsor level.

(f) Neither Christopher Davis nor Kenneth Feinberg own any shares of RiverSource Partners Fundamental Value Fund. However, both portfolio managers have over $1 million invested in the Davis Funds, which are managed in a similar style.

(g) Other accounts exclude the assets and number of accounts in wrap fee programs that are managed using model portfolios.

(h) Mr. Mullman only manages a portion of the accounts subject to a performance fee. The total assets shown reflect the portion of those accounts managed by Mr. Mullman.

(i) Michael T. Smith does not own any shares of Partners RiverSource Small Cap Equity Fund. However, he invests in the Lord Abbett Small Cap Blend Fund, which is managed in a similar style.

(j) The portfolio manager participates in a mandatory deferred compensation plan where deferred compensation is treated as if it was invested in shares of one or more RiverSource funds and the amount paid to the portfolio manager will be determined based on the performance of such investments.

(k) The fund is available for sale only in the U.S. The portfolio managers do not reside in the U.S. and therefore do not hold any shares of the fund.

(l) The portfolio manager began managing the fund after its last fiscal year end; therefore reporting information is as of May 31, 2008.

(m) Ms. Katsumi began managing the fund effective Sept. 1, 2008; reporting information is as of June 30, 2008. Ms. Soon began managing the fund effective Sept. 1, 2008; reporting information is as of Sept. 15, 2008.

(n) Mr. Holliman Mr. Podger and Ms. Perkins began managing their respective funds effective Sept. 1, 2008; reporting information is as of July 31, 2008.

(o) The fund was not yet available at its fiscal year end, and therefore reporting information is as of April 30, 2008.

(p) The portfolio manager began managing the fund as of Nov. 1, 2008. Reporting information shown is as of Sept. 30, 2008.

(q) The portfolio manager began managing the fund after its last fiscal year end; therefore reporting information is as of Oct. 31, 2008.

(r) Mr. White is new to the company as of Nov. 17, 2008; therefore he has no reporting information available.

(s) The portfolio manager began managing the fund after its last fiscal year end; therefore reporting information is as of Sept. 30, 2008.

POTENTIAL CONFLICTS OF INTEREST
(1) Management of Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        Management of the portfolios is based on initial asset class guidance provided by the Capital Markets Committee, a group of RiverSource Investments investment professionals, and subsequent allocation determinations by the Asset Allocation Committee and Fund Selection Committee within established guidelines set forth in the prospectus. The Asset Allocation Committee, comprised of portfolio managers Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the three main asset classes (equity, fixed income and cash) and allocation among investment categories within each asset class. The Fund Selection Committee, comprised portfolio managers Bergene, Joy, Keeley and Truscott, determines each funds-of-fund's allocation among the underlying funds. These allocation determinations are reviewed by the Asset Allocation Committee and Fund Selection Committee at least quarterly.

        Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include

        - The portfolio managers of the underlying funds are under the supervision of portfolio managers Keeley and Truscott. Keeley and Truscott may have influence over the management of the underlying funds through their supervision of the underlying funds' portfolio managers and/or through their ability, as part of the Asset Allocation Committee and Fund Selection Committee, to influence the allocation of funds-of-funds assets to or away from the underlying funds.

        - Portfolio managers Joy, Keeley and Truscott also serve as members of the Capital Markets Committee. As described above, the Capital Markets Committee provides initial guidance with respect to asset allocation, and its view may play a significant role in the asset class determinations made by the Asset Allocation Committee and, as a result, in the underlying fund determinations made by the Fund Selection Committee.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(2) RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account

Statement of Additional Information - Nov. 28, 2008                     Page 112
        whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm's Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

        RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager's Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(3) The portfolio manager's responsibilities also include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that the portfolio manager manages versus communicating his or her analyses to other portfolio managers concerning securities that he or she follows as an analyst.

(4) The management of a portfolio and other accounts by a portfolio manager could result in potential conflicts of interest if the portfolio and other accounts have different objectives, benchmarks and fees because the portfolio manager and his team must allocate time and investment expertise across multiple accounts, including the portfolio. The portfolio manager and his team manage the portfolio and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS Global Asset Management (Americas) Inc. manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

        If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the portfolio may not be able to take full advantage of that opportunity due to an allocation or filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS Global Asset Management (Americas) Inc. has adopted procedures for allocating portfolio trades among multiple accounts to provide fair treatment to all accounts.

        The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global Asset Management (Americas) Inc. has adopted Codes of Ethics that govern such personal trading, but there is no assurance that the Codes will adequately address all such conflicts.

(5) As is typical for many money managers, potential conflicts of interest may arise related to Turner's management of accounts including the Fund where not all accounts are able to participate in a desired IPO, or other limited opportunity, relating to use of soft dollars and other brokerage practices, related to the voting of proxies, employee personal securities trading, and relating to a variety of other circumstances. In all cases, however, Turner believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. Please also see Turner's Form ADV, Part II for a description of some of its policies and procedures in this regard.

(6) Potential conflicts of interest may be presented in connection with the Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Essex has established written policies and procedures relating to its investment management and trading practices that are designed to prevent such conflicts of interest. On occasion, employees of Essex may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Essex maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees' personal securities transactions.

(7) As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses

Statement of Additional Information - Nov. 28, 2008                     Page 113
        of commissions from Fund portfolio trades (for example, research, or "soft dollars"). The Adviser has structured the portfolio managers' compensation in a manner, and the Fund has adopted policies and procedures, reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

(8) Kenwood, an indirect partially-owned subsidiary of Ameriprise Financial, is an affiliate of RiverSource Investments. Kenwood portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades.

        Kenwood has a fiduciary responsibility to all of the clients for which it manages accounts. Kenwood seeks to provide best execution of all securities transactions. Where possible, security transactions are aggregated and allocated to client accounts in a fair and timely manner. Kenwood has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients. In addition to monitoring these policies and procedures, Kenwood monitors compliance with the firm's Code of Ethics and places additional investment restrictions on portfolio managers who manage certain other accounts.

(9) Management of the Income Builder and Retirement Plus Funds-of-Funds differs from that of the other RiverSource funds. The portfolio management process is set forth generally below and in more detail in the funds' prospectus.

        Management of the portfolios is based on proprietary, quantitative techniques and qualitative review of the quantitative output. Using these methodologies, a group of RiverSource investment professionals allocates each fund's assets within and across different asset classes in an effort to achieve the fund's objective of providing a high level of current income and growth of capital. After the initial allocation, the fund will be rebalanced monthly in an effort to maximize the level of income and capital growth, incorporating various measures of relative value subject to constraints that set minimum or maximum exposure within asset classes, as set forth in the prospectus. Within the equity and fixed income asset classes, the quantitative model establishes allocations for the funds, seeking to achieve each fund's objective by investing in defined investment categories. The target allocation range constraints are intended, in part, to promote diversification within the asset classes.

        Because of the structure of the funds-of-funds, the potential conflicts of interest for the portfolio managers may be different than the potential conflicts of interest for portfolio managers who manage other funds. These potential conflicts of interest include:

        - In certain cases, the portfolio managers of the underlying funds are the same as the portfolio managers of the Income Builder and Retirement Plus Funds-of-Funds, and could influence the allocation of funds-of-funds assets to or away from the underlying funds that they manage.

        - RiverSource Investments, LLC and its affiliates may receive higher compensation as a result of allocations to underlying funds with higher fees.

        - RiverSource Investments, LLC monitors the performance of the underlying funds and may, from time to time, recommend to the board of directors of the funds a change in portfolio management or fund strategy or the closure or merger of an underlying fund. In addition, RiverSource Investments, LLC may believe that certain RiverSource funds may benefit from additional assets or could be harmed by redemptions. All of these factors may also influence decisions in connection with the allocation of funds-of-funds assets to or away from certain underlying funds.

        In addition to the accounts above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager has in place a Code of Ethics that is designed to address conflicts and that, among other things, imposes restrictions on the ability of the portfolio managers and other "investment access persons" to invest in securities that may be recommended or traded in the fund and other client accounts.

(10) Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

        Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, quantitative equity, small- and mid-cap growth, large-cap growth, value, international, fixed income, asset allocation, and sector funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and

Statement of Additional Information - Nov. 28, 2008                     Page 114
        industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest.

        For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

        American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

        Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.

(11) Mondrian does not foresee any material conflicts of interest that may arise in the management of the funds and any other accounts managed with similar investment guidelines. Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities. Mondrian maintains and operates various policies and procedures which are designed to prevent or manage any of the conflicts identified below so that the interests of its clients are always put ahead of Mondrian's own interests or those of its employees and directors:

        Allocation of aggregated trades
        Mondrian may from time to time aggregate trades for a number of its clients.

        Mondrian's policy requires that all allocations of aggregated trades must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

        Allocation of investment opportunities
        Mondrian is an investment manager of multiple client portfolios. As such, it has to ensure that investment opportunities are allocated fairly between clients. There is a potential risk that Mondrian may favor one client over another client in making allocations of investment opportunities.

        Mondrian makes security selection decisions at committee level. Those securities identified as investment opportunities are added to a list of approved securities; portfolios will hold only such approved securities.

        All portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates.

        See also "Side-by-side management of hedge funds" below.

        Allocation of IPO opportunities


Statement of Additional Information - Nov. 28, 2008                     Page 115

        Initial Public Offerings ("IPO's") present a potential conflict of interest when they are priced at a discount to the anticipated secondary market price and the issuer has restricted or scaled back its allocation due to market demand. In such instances, the IPO allocation could be divided among a small select group of clients with others not receiving the allocation they would otherwise be entitled to.

        Mondrian clients with relevant mandates are given an equal opportunity, proportionate to the size of their portfolio, to participate in IPO trades. All IPO purchases are allocated on a strict pro-rata basis.

        Dealing in investments as principal in connections with the provision of seed capital
        A conflict of interest exists when a portfolio management firm manages its own money alongside client money.

        Mondrian generally does not trade for its own account. However, Mondrian and its affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

        Mondrian operates dealing policies designed to ensure the fair and equal treatment of all clients e.g. the allocation of aggregated trades among clients. These policies ensure that any portfolios in which Mondrian has an investment interest do not receive favorable treatment relative to other client portfolios.

        Directorships and external arrangements
        Certain Mondrian staff may hold positions in external organizations. There is a potential risk that Mondrian personnel may place their own interests (resulting from outside employment/directorships) ahead of the interests of Mondrian clients.

        Before accepting an executive or non-executive directorship or any other appointment in another company, employees, including executive directors, must obtain the prior approval of the Chief Executive Officer. The Chief Compliance Officer must also be informed of all such appointments and changes.

        The CEO and CCO will only permit appointments that would not present a conflict of interest with the individual's responsibilities to Mondrian clients.

        Dual agency
        Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. In such circumstances there is a potential conflict of interest as it may be possible to favor one client over another when establishing the execution price and/or commission rate.

        Although it rarely does so, Mondrian may act as agent for both buying and selling parties with respect to transactions in investments. If Mondrian proposes to act in such capacity, the Portfolio Manager will first obtain approval from the Chief Compliance Officer. The CCO has an obligation to ensure that both parties are treated fairly in any such trade.

        Employee personal account dealing
        There are a number of potential conflicts when staff of an investment firm engage in buying and selling securities for their personal account.

        Mondrian has arrangements in place to ensure that none of its directors, officers or employees (or persons connected to them by way of a business or domestic relationship) effects any transaction on their own account which conflicts with client interests.

        Mondrian's rules which govern personal account dealing and general ethical standards are set out in the Mondrian Investment Partners Code of Ethics.

        Gifts and entertainment (received)
        In the normal course of business Mondrian employees may receive gifts and entertainment from third parties e.g. brokers and other service providers. This results in a potential conflict of interest when selecting third parties to provide services to Mondrian and its clients.

        Mondrian has a policy which requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of L100 require pre-approval).

        All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not been unduly influenced by them.

        Gifts and entertainment (given)
        In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Excessively lavish gifts and entertainment would be inappropriate.

        Mondrian has a policy which requires that any gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of L200 require pre-approval).


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        All gifts and entertainment are reviewed to ensure that they are not inappropriate and that staff have not attempted to obtain undue influence from them.

        Performance fees
        Where an investment firm has clients with a performance fee arrangement there is a risk that those clients could be favored over clients without performance fees.

        Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, certain accounts also include a performance fee basis.

        The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedures for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements.

        Side-by-side management of hedge funds (Mondrian Alpha Funds)
        Where an investment manager has responsibility for managing long only portfolios alongside portfolios that can take short positions there is potential for a conflict of interest to arise between the two types of portfolio.

        Mondrian acts as investment manager for two Fixed Income Alpha and one Equity Alpha fund. The Alpha Funds are permitted to take short positions and are also permitted to invest in some or all of the same securities that Mondrian manages for other clients.

        Mondrian is satisfied that the investment styles of these different products significantly reduce the likelihood of a conflict of interest arising. However, Mondrian has a number of policies and procedures in place that are designed to ensure that any potential conflicts are correctly managed and monitored so that all clients are treated fairly.

        Soft dollar arrangements
        Where an investment manager has soft dollar arrangements in place with a broker/dealer there is a potential conflict of interest as trading volumes through that broker/dealer are usually important in ensuring that soft dollar targets are met.

        As is typical in the investment management industry, Mondrian client funds are used to pay brokerage commissions for the execution of transactions in the client's portfolio. As part of that execution service, brokers generally provide proprietary research to their clients as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; and providing information on economic factors and trends.

        Proprietary research may be used by Mondrian in connection with its investment decision-making process with respect to one or more accounts managed by it, and it may or may not be used, or used exclusively, with respect to the account generating the brokerage.

        With the exception of the receipt of proprietary research, Mondrian has no other soft dollar or commission sharing arrangements in place with brokers.

(12) In managing other portfolios (including affiliated accounts), certain potential conflicts of interest may arise. Potential conflicts include, for example, conflicts among investment strategies, conflicts in the allocation of investment opportunities, or conflicts due to different fees. As part of its compliance program, Jennison has adopted policies and procedures that seek to address and minimize the effects of these conflicts.

        Jennison's portfolio managers typically manage multiple accounts. These accounts may include, among others, mutual funds, separately managed advisory accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), commingled trust accounts, other types of unregistered commingled accounts, affiliated single client and commingled insurance separate accounts, model nondiscretionary portfolios, and model portfolios used for wrap fee programs. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may recommend the purchase (or sale) of certain securities for one portfolio and not another portfolio. Securities purchased in one portfolio may perform better than the securities purchased for another portfolio. Similarly, securities sold from one portfolio may result in better performance if the value of that security declines. Generally, however, portfolios in a particular product strategy (e.g., large cap growth equity) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, timing of investments, fees, expenses and cash flows.

        Furthermore, certain accounts (including affiliated accounts) in certain investment strategies may buy or sell securities while accounts in other strategies may take the same or differing, including potentially opposite, position. For example, certain strategies may short securities that may be held long in other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a

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        security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. Jennison has policies and procedures that seek to mitigate, monitor and manage this conflict.

        In addition, Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as IPOs and the allocation of transactions across multiple accounts. Some accounts have higher fees, including performance fees, than others. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over the other or allocate more time to the management of one account over another. While Jennison does not monitor the specific amount of time that a portfolio manager spends on a single portfolio, senior Jennison personnel periodically review the performance of Jennison's portfolio managers as well as periodically assess whether the portfolio manager has adequate resources to effectively manage the accounts assigned to that portfolio manager. Jennison also believes that its compensation structure tends to mitigate this conflict.

(13) Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one portfolio or other account. More specifically, portfolio managers who manage multiple portfolios and/or other accounts are presented with the following potential conflicts:

        - The management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Davis Advisors seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the portfolios.

        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one portfolio or other account, a portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and other accounts. To deal with these situations, Davis Advisors has adopted procedures for allocating portfolio transactions across multiple accounts.

        - With respect to securities transactions for the portfolios, Davis Advisors determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Davis Advisors may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Davis Advisors may place separate, non-simultaneous, transactions for a portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the portfolio or the other account.

        - Finally, substantial investment of Davis Advisor or Davis Family assets in certain mutual funds may lead to conflicts of interest. To mitigate these potential conflicts of interest, Davis Advisors has adopted policies and procedures intended to ensure that all clients are treated fairly over time. Davis Advisors does not receive an incentive based fee on any account.

(14) Conflicts of interest may arise in connection with the investment manager's management of the investments of the relevant fund and the investments of the other accounts. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts Conflicts of interest may arise in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the relevant fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the relevant fund's transactions to the advantage of other accounts and to the detriment of the relevant fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures for Evaluating Best Execution of Equity Transactions, as well as Trading Practices/Best Execution Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett's Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett's clients including the relevant fund. Moreover, Lord Abbett's Statement of Policy and Procedures on Receipt and Use of Inside Information sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers' management of the investments of the relevant fund and the investments of the other accounts referenced in the table above.


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(15)    Donald Smith & Co., Inc. is very sensitive to conflicts of interest that could possibly arise in its capacity of serving as an investment adviser. It remains committed to resolving any and all conflicts in the best interest of its clients.

        Donald Smith & Co., Inc. is an independent investment advisor with no parent or subsidiary organizations. Additionally, it has no affiliated organizations, brokerage, nor any investment banking activities.

        Clients include mutual funds, public and corporate pension plans, endowments and foundations, and other separate accounts. Donald Smith & Co., Inc. has put in place systems, policies and procedures, which have been designed to maintain fairness in portfolio management across all clients. Potential conflicts between funds or with other types of accounts are managed via allocation policies and procedures, internal review processes, and direct oversight by Donald G. Smith, President.

(16) Tradewinds recognizes that actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, Tradewinds, because it manages multiple accounts is presented with several potential conflicts and it seeks to manage these conflicts as follows:

        - The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Tradewinds endeavors to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

        - If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Tradewinds has adopted procedures for fairly allocating portfolio transactions across multiple accounts.

        - With respect to many of its clients' accounts, Tradewinds determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Tradewinds may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Tradewinds may place separate, non-simultaneous, transactions for a fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

        Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. A potential conflict of interest may arise because the investment mandates for certain other accounts may allow use of short sales, which, in theory, could allow them to enter into short positions in securities where other accounts hold long positions. Tradewinds has policies and procedures reasonably designed to limit and monitor any such short sales to avoid harm to other strategies and accounts, including Funds. Finally, the appearance of a conflict of interest may arise where Tradewinds has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-today management responsibilities.

        Tradewinds has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(17) Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund). BHMS manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(18) Certain conflicts of interest may arise in connection with the management of multiple portfolios and investment strategies. Potential conflicts include the allocation of investment opportunities across client accounts and the allocation of similar investments across different strategies. MetWest Capital has adopted policies and procedures designed to minimize the effects of these conflicts.

        Responsibility for managing MetWest Capital client portfolios is organized according to investment strategy. All accounts in each strategy are managed to a model portfolio, as specified by the investment team. The investment team implements the model consistently across client portfolios. Consequently, position sizes and industry and sector allocations are similar across our clients' portfolios. Typically, no positions differ from portfolio to portfolio, except in the case of client-imposed restrictions. For such a portfolio, the investment team determines the position(s) that comply with client requirements. This process minimizes the potential for conflicts of interest.


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        MetWest Capital's allocation policy allocates all investment opportunities among clients in the fairest possible way, taking into account clients' best interests. We have adopted policies and procedures designed to ensure that allocations do not involve a practice of favoring or disfavoring any strategy, client or group of clients. Account and strategy performance is never a factor in trade allocations. When necessary, we address known conflicts of interests in our trading practices by disclosure to clients and/or in our Form ADV or other appropriate action.

        The decision to buy or sell a position in the model portfolio is based on the direction of the investment team. Once the decision is made, traders prepare the trade "blocks." All participating strategies and client portfolios (those without pending cash flows or prohibited transactions) are block-traded together, typically grouped either by custodian or trade broker according to best-execution practices. Orders are placed to ensure random fills so that no one strategy, client or group of clients is favored or disfavored on a systematic basis.

        Each portfolio/relationship manager is responsible for reviewing the blocks and implementing all buy and sell orders for his/her accounts, taking into consideration client-specific factors. A committee, comprised of the Chief Investment Officer and portfolio/relationship managers, reviews trade reports for all accounts on a daily basis.

(19) Threadneedle Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including proprietary accounts, separate accounts for institutions, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage a separate account or other pooled investment vehicle whose fees may be materially greater than the management fees paid by the Fund and may include a performance-based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of trades. In addition, the portfolio manager's responsibilities at Threadneedle Investments include working as a securities analyst. This dual role may give rise to conflicts with respect to making investment decisions for accounts that he/she manages versus communicating his/her analyses to other portfolio managers concerning securities that he/she follows as an analyst.

        Threadneedle Investments has a fiduciary responsibility to all of the clients for which it manages accounts. Threadneedle Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and timely manner. Threadneedle Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

(20) Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts that Columbia WAM believes are faced by investment professionals at most major financial firms. Columbia WAM and the Trustees of the Funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

        The management of accounts with different advisory fee rates and/or fee structures may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

        - The most attractive investments could be allocated to higher-fee accounts.

        - The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

        - The trading of other accounts could be used to benefit higher-fee accounts (front-running).

        - The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

        Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Columbia WAM's investment professionals do not have the opportunity to invest in client accounts, other than the Funds.

        A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, Columbia WAM's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Fund or another account if one account is favored over another in allocating the securities purchased or sold - for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

        "Cross trades," in which one Columbia account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a

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        potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Columbia WAM and the Funds' Trustees have adopted compliance procedures that provide that any transactions between the Funds and another Columbia-advised account are to be made at an independent current market price, as required by law.

        Another potential conflict of interest may arise based on the different investment objectives and strategies of the Funds and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

        A Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

        The Funds' portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a Fund, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that he or she manages.

        Columbia WAM or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of a Fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

        The Funds' portfolio managers may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, the Funds' portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at Columbia WAM, including the Funds' portfolio managers, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by Columbia WAM and the Funds, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

(21) Principal Global Investors provides investment advisory services to numerous clients other than the Fund. The investment objectives and policies of these accounts may differ from those of the Fund. Based on these differing circumstances, potential conflicts of interest may arise because the subadviser may be required to pursue different investment strategies on behalf of the Fund and other client accounts. For example, a subadviser may be required to consider an individual client's existing positions, personal tax situation, suitability, personal biases and investment time horizon, which considerations would not affect his investment decisions on behalf of the Fund. This means that research on securities to determine the merits of including them in the Fund's portfolio are similar, but not identical, to those employed in building private client portfolios. As a result, there may be instances in which a subadviser purchases or sells an investment for one or more private accounts and not for the Fund, or vice versa. To the extent the Fund and other clients seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular security if the subadviser desires to sell the same portfolio security at the same time on behalf of other clients. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund.


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(22)    As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

        Employee Personal Trading
        AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

        Managing Multiple Accounts for Multiple Clients
        AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in the level of assets under management.

        Allocating Investment Opportunities
        AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

        AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

        To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective

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        allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

(23) AIG Global Investment Corp. ("AIGGIC") aims to conduct its activities in such a manner that permits it to deal fairly with each of its clients on an overall basis in accordance with applicable securities laws and fiduciary obligations. In that regard, AIGGIC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which AIGGIC believes address the conflicts associated with managing multiple accounts for multiple clients (including affiliated clients). AIGGIC also monitors a variety of areas, including compliance with guidelines of the Fund and other accounts it manages and compliance with AIGGIC's Code of Ethics. Furthermore, AIGGIC's management periodically reviews the performance of a portfolio manager. Although AIGGIC does not track the time a portfolio manager spends on a single portfolio, AIGGIC does periodically assess whether a portfolio manager has adequate time and resources to effectively manage all of such portfolio manager's accounts.

(24) Actual or potential conflicts may arise in managing multiple client accounts. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We do not believe any of these potential conflicts of interest and compliance factors pose significant risk to any client account.

        Allocation of Limited Investment Opportunities
        If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, each account may not be able to take full advantage of that opportunity due to liquidity constraints or other factors. Batterymarch has adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

        Although Batterymarch strives to ensure that client accounts managed under similar investment mandates have similar portfolio characteristics, Batterymarch does not "clone" client accounts (i.e., assemble multiple client accounts with identical portfolios of securities). As a result, the portfolio of securities held in any single client account may perform better or worse than the portfolio of securities held in another similarly managed client account.

        Allocation of Partially-Filled Transactions in Securities
        Batterymarch often aggregates for execution as a single transaction orders for the purchase or sale of a particular security for multiple client accounts. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will typically allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions.

        Opposite (i.e., Contradictory) Transactions in Securities
        Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

        In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or a similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

        Certain Batterymarch portfolio managers that manage long-only portfolios also manage portfolios that sell securities short. As such, Batterymarch may purchase or sell a security in one or more of its long-only portfolios under management during the same day it executes an opposite transaction in the same or a similar security for one or more of its portfolios under management that hold securities short, and certain Batterymarch client account portfolios may contain securities sold short that are simultaneously held as long positions in certain of the long-only portfolios managed by Batterymarch. The stock selection model(s), risk controls and portfolio construction rules used by Batterymarch to manage its clients' long-only portfolios differ from the model and rules that are used to manage client account portfolios that hold securities short. Because different stock selection models, risk controls and portfolio construction rules are used, it is possible that the same or similar securities may be ranked differently for different mandates and that the timing of trading in such securities may differ.

        Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

        Selection of Brokers/Dealers


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        In selecting a broker or dealer, Batterymarch may choose a broker whose commission rate is in excess of that which another broker might have charged for the same transaction, based upon Batterymarch's judgment of that broker's superior execution capabilities and/or as a result of Batterymarch's perceived value of the broker's research services. Although Batterymarch does not participate in any traditional soft dollar arrangements whereby a broker purchases research from a third party on Batterymarch's behalf, Batterymarch does receive proprietary research services from brokers. Batterymarch generally seeks to achieve trade executions with brokers of the highest quality and at the lowest possible cost, although there can be no assurance that this objective will always be achieved. Batterymarch does not enter into any arrangements with brokers, formal or otherwise, regarding order flow as a result of research received. Clients should consider that there is a potential conflict of interest between their interests in obtaining best execution and an investment adviser's receipt of research from brokers selected by the investment adviser for trade executions. The proprietary research services which Batterymarch obtains from brokers may be used to service all of Batterymarch's clients and not just those clients paying commissions to brokers providing those research services, and not all proprietary research may be used by Batterymarch for the benefit of the one or more client accounts which paid commissions to a broker providing such research.

        Personal Securities Transactions
        Batterymarch allows its employees to trade in securities that it recommends to advisory clients. Batterymarch's supervised persons, to the extent not prohibited by Batterymarch's Code of Ethics, may buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterymarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actions taken by Batterymarch for its client accounts. Clients should understand that these activities may create a conflict of interest between Batterymarch, its supervised persons and its clients.

        Batterymarch employees may also invest in mutual funds that are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holdings, which is non-public information.

        To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in funds managed by Batterymarch).

        Batterymarch and certain Batterymarch employees may also have ownership interests in certain other client accounts, including pooled investment vehicles, that invest in long and short positions. Firm and employee ownership of such accounts may create additional potential conflicts of interest for Batterymarch.

        Although Batterymarch believes that its policies and procedures are appropriate to prevent, eliminate or minimize the harm of many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set of policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch has not identified in the summary above.

(25) Systematic Financial Management, L.P. is an affiliated firm of Affiliated Managers Group, Inc. (AMG) a publicly traded asset management company, which invests in mid-sized asset management firms. Neither AMG nor any of their affiliates formulate advice for Systematic's clients and do not, in Systematic's view, present any potential conflict of interest with Systematic's clients. Portfolio managers oversee the investment of various types of accounts in the same strategy such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions are generally applied to all accounts utilizing that particular strategy taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the basic fee schedule to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interests of its clients.

        Conflicts of interest, including employee personal securities trading, security selection, proxy voting and security allocation, may arise as a result of providing advisory services to a diverse group of clients invested in various strategies. To mitigate such potential conflicts and harm to Systematic's clients, Systematic has adopted policies and procedures, including but not limited to, its Code of Ethics, which addresses personal securities trading, Proxy Voting and Trade Error Policies. These policies and procedures are subject to periodic testing and reviews, which are reasonably designed to detect such conflicts and protect the interests of its clients. A portfolio manager may also face other potential conflicts of interest in managing the Partners Select Value Fund. The description above is not a complete description of every conflict of interest that could be deemed to exist in managing this Fund and other accounts listed above.


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(26)    During the normal course of managing assets for multiple clients of varying types and asset levels, WEDGE will inevitably encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. Those of a material nature that are encountered most frequently surround security selection, brokerage selection, employee personal securities trading, proxy voting and the allocation of securities. WEDGE is therefore forced to consider the possible personal conflicts that occur for an analyst and portfolio manager as well as those for the firm when a security is recommended for purchase or sale. When trading securities, WEDGE must address the issues surrounding the selection of brokers to execute trades considering the personal conflicts of the trader and the firm's conflict to obtain best execution of client transactions versus offsetting the cost of research or enhancing its relationship with a broker for potential future gain. And finally, WEDGE must consider the implications that a limited supply or demand for a particular security poses on the allocation of that security across accounts.

        To mitigate these conflicts and ensure its clients are not negatively impacted by the adverse actions of WEDGE or its employees, WEDGE has implemented a series of policies including its Personal Security Trading Policy, Proxy Voting Policy, Equity Trading Policy, Trading Error Policy, and others designed to prevent and detect conflicts when they occur. WEDGE reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interests of its clients.

STRUCTURE OF COMPENSATION
(27) The compensation of RiverSource Investments employees consists of (i) a base salary, (ii) an annual cash bonus, and (iii) equity incentive awards in the form of stock options and/or restricted stock. The annual cash bonus is based on management's assessment of the employee's performance relative to individual and business unit goals and objectives which, for portfolio managers Joy, Keeley and Truscott, may be based, in part, on achieving certain investment performance goals and retaining and attracting assets under management, and for portfolio manager Bergene, on developing competitive products, managing existing products, and selecting and monitoring subadvisers for RiverSource funds. In addition, subject to certain vesting requirements, the compensation of portfolio managers Joy, Keeley and Truscott, includes an annual award based on the performance of Ameriprise Financial over rolling three-year periods. RiverSource Investments' portfolio managers are provided with a benefit package including life insurance, health insurance and participation in the company's 401(k) plan comparable to that received by other RiverSource Investments employees. Depending upon their job level, RiverSource Investments' portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(28) Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Unless otherwise noted, funding for the bonus pool for equity portfolio managers is determined by a percentage of the aggregate assets under management in the accounts managed by the portfolio managers, including the fund, plus, where applicable, a percentage of the assets of the funds they support as research analysts*, and by the short term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to the relevant peer group universe. Additionally, with respect to the Contrarian Equity Team** only, funding for the bonus pool would also include a percentage of any performance fees earned on long/short mutual funds managed by the Team. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. Bonus pool funding for Lynn Hopton and Yvonne Stevens, is based upon a percentage of profits generated by the institutional portfolios they manage. Lynn Hopton and Yvonne Stevens may also be paid from a bonus pool based upon the performance of the mutual fund(s) they manage. Funding for this bonus pool is determined by a percentage of the aggregate assets under management in the mutual fund(s) they manage, and by the short term (typically one-year) and long-term (typically three-year) performance of the mutual fund(s) in relation to the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers, plus, where applicable, a percentage of performance fees earned on the hedge funds or accounts they support as research analysts*.


----------
  * The portfolio managers that currently support funds as research analysts are: Clay Hoes, Julene Melquist, Sam Murphy and Mike Marzolf.
 ** The Contrarian Equity Team is comprised of Warren Spitz, Steve Schroll,
    Laton Spahr and Paul Stocking.


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        Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager's bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments. Senior management of RiverSource Investments does not have discretion over the size of the bonus pool related to institutional portfolios managed by Lynn Hopton and Yvonne Stevens. RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

(29) As an employer, UBS Global Asset Management operates within a highly competitive compensation environment. To review industry comparatives, we measure our compensation structures against benchmark data of competitors provided by McLagan Partners, the industry standard provider for compensation measurement and assessment, on an annual basis. We also perform compensation analysis on an as-needed basis, e.g., when bringing new employees into the organization, or when the market shifts and we need to consider adjustments for retention purposes. Our Global Head of Compensation works closely with our parent company and various data sources to validate our procedures and assumptions.

        Our compensation and benefits programs are designed to provide our investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture. They also align the interests of our investment professionals with the interests of our clients. Overall compensation can be grouped into four categories:

        1. Competitive salary, benchmarked annually to maintain very competitive compensation opportunities.

        2. Annual bonus, tied to individual contributions and investment performance.

        3. Analyst incentives, tied to performance of model portfolios.

        4. UBS equity awards, promoting company-wide success and employee retention.

        Base salary is used to recognize the experience, skills and knowledge that our investment professionals bring to their roles. Salary levels are monitored and adjusted periodically in order to remain competitive within the investment management industry.

        Annual bonuses are strictly and rigorously correlated with performance. As such, annual incentives can be highly variable, and are based on three components: 1) the firm's overall business success; 2) the performance of the respective asset class and/or investment mandate; and
        3) an individual's specific contribution to the firm's results. We strongly believe that tying bonuses to both long-term (3-year) and shorter-term (1-year) portfolio performance closely aligns our investment professionals' interests with those of our clients.

        Analyst Incentives. Because we value our proprietary research, we have designed a compensation system that has made investment analysis a highly regarded career within our firm. Grouped into 12 global sector teams, our analysts manage model portfolios in global and local sectors. Our portfolio managers use the model sector portfolios to build actual client portfolios. Analyst incentives are tied to the performance of the model portfolios, which we evaluate over rolling three-year periods. One-third of each analyst's rating is based upon the performance of the model global sector portfolio; one-third on the model local sector portfolio; and one-third is a qualitative assessment of their contribution. We believe that this system closely aligns our analysts' incentives with our clients.

        UBS AG equity. Many of our senior investment professionals are required to defer a portion of their annual performance-based incentive in the form of deferred or restricted UBS AG shares or employee stock options. Not only does this reinforce the critical importance of creating long-term business value, it also serves as an effective retention tool as the equity shares typically vest over a number of years.

        Broader equity share ownership is encouraged for all employees through "Equity Plus". This long-term incentive program gives employees the opportunity to purchase UBS stock with after-tax funds from their bonus or salary. Two UBS stock options are given for each share acquired and held for two years. We feel this engages our employees as partners in the firm's success, and helps to maximize our integrated business strategy.

(30) Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is based on the performance of each individual's sector and portfolio assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity awards. Turner believes this compensation provides incentive to attract and retain highly qualified people.


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        The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individual's contribution to overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer, Robert E. Turner, CFA, is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals' compensation.

(31) The professionals at Essex are compensated by a three-tiered approach. First, all of the investment professionals have industry-competitive base salaries and receive a percentage of the firm's profits through a profit-sharing/pension plan. Second, Essex's professionals receive a year-end bonus based on their personal performance and Essex's composite performance relative to our peers and benchmark. Third, Essex offers a competitive benefits package including comprehensive family health coverage.

        Essex's yearly investment performance drives the portfolio managers' incentive portion ("bonus") of their compensation package. The portfolio managers' bonus is based on their respective portfolios' absolute, relative, and risk-adjusted performance. Eighty percent of the evaluation is based on the performance of the portfolios and twenty percent is based on teamwork, communication, and other subjective criteria. We also incent them on their one, two and three-year performance track record.

        As an added retention mechanism, Essex offers ownership to both existing and prospective employees. The current ownership structure allows Essex to capitalize a portion of its free cash flow each year and transform it into stock ownership. Essex envisions granting ownership as an additional incentive to the employees who contribute the greatest to the firm's future success.

        Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.

(32) The portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on experience and performance. For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by MDTA is categorized as reflecting one of several designated "Strategies." The annual incentive amount is based on current calendar year asset-weighted composite investment performance of each Strategy, which is measured on a total return basis gross of fees and expenses vs. the Strategy's designated benchmark (i.e., with respect to the Fund's Strategy, Russell 2000 Growth Index). The portfolio managers are also part of investment teams for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different benchmarks. Although the performance of each Strategy composite is considered in calculating the annual incentive amount, their relative weightings differ. The performance of one of the other Strategies (which does not include the Fund in its composite performance) represents a significant portion of the calculation. The remaining Strategies are divided into two groups, with each Strategy within a group receiving equal weighting. The Strategy to which the Fund is assigned and the other Strategies in the same group receive higher weighting than Strategies in the other group. As a separate matter, pursuant to the terms of a business acquisition agreement, the portfolio managers may receive additional consideration based on the achievement of specified revenue targets.

(33) Messrs. Hurwitz and Kelley are both equity owners of Kenwood. Their compensation consists of a salary, plus a pro rata share of the annual net earnings of Kenwood, some of which derives from fees paid by the fund. Messrs. Hurwitz and Kelley are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other employees of Kenwood. Messrs. Hurwitz and Kelley are also eligible for certain benefits that are available to all equity owners of Kenwood.

(34) The compensation of American Century's portfolio managers is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended May 31, 2008, it included the components described below, each of which is determined with reference to a number of factors, such as overall performance, market competition, and internal equity. Compensation is not directly tied to the value of assets held in client portfolios.

        Base Salary
        Portfolio managers receive base pay in the form of a fixed annual salary.

        Bonus
        A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance. Bonus payments are determined by a combination of factors. One factor is fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one- and three-

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

        year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in appropriate Lipper or Morningstar categories as a starting point. Funds are then eliminated from the peer group that is both more stable over the long-term (i.e., has less peer turnover) and that more closely represents the fund's true peers based on internal investment mandates.

        Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative levels of responsibility.

        Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. This is the case for the Partners Small Cap Equity and Partners Aggressive Growth Funds. If the performance of a similarly managed account is considered for purposes of compensation, it is either measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group) or relative to the performance of such mutual fund. Performance of Partners Small Cap Equity Fund is measured relative to the performance of a comparable American Century mutual fund. Performance of Partners Aggressive Growth Fund is not separately considered in determining portfolio manager compensation.

        A second factor in the bonus calculation relates to the performance of all American Century funds managed according to a particular investment style, such as U.S. growth or value. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one- and three-year performance (asset weighted) depending on the portfolio manager's responsibilities and products managed. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios.

        A portion of some portfolio managers' bonuses may be tied to individual performance goals, such as research projects and the development of new products.

        Restricted Stock Plans
        Portfolio managers are eligible for grants of restricted stock of ACC. These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three years).

        Deferred Compensation Plans
        Portfolio managers are eligible for grants of deferred compensation. These grants are used in very limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

(35) Mondrian has the following programs in place to retain key investment staff:

        1. Competitive Salary -- All investment professionals are remunerated with a competitive base salary.

        2. Profit Sharing Bonus Pool -- All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

        3. Equity Ownership -- Mondrian is ultimately controlled by a partnership of senior management and private equity funds sponsored by Hellman & Friedman LLC, an independent private equity firm. Mondrian is currently 61% owned by approximately 70 of its senior employees, including the majority of investment professionals, senior client service officers, and senior operations personnel, and 39% owned by private equity funds sponsored by Hellman & Friedman, LLC. The private equity funds sponsored by Hellman & Friedman LLC are passive, non-controlling minority investors in Mondrian and do not have day-to-day involvement in the management of Mondrian.

        Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. As an individual's ability to influence these factors depends on that individual's position and seniority within the firm, so the allocation of participation in these programs will reflect this.

        At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

        Compensation Committee


Statement of Additional Information - Nov. 28, 2008                     Page 128

        In determining the amount of bonuses and equity awarded, Mondrian's Board of Directors consults with the company's Compensation Committee, who will make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

        Defined Contribution Pension Plan
        All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The Plan is governed by Trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the Plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable.

        Mondrian believes that this compensation structure, coupled with the opportunities that exist within a successful and growing business, are adequate to attract and retain high caliber employees.

(36) Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which includes portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and discretionary cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Additionally, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross of fee pre-tax performance of various mutual funds, of which nearly all of the equity options are managed by Jennison, and composites of accounts managed by Jennison, which may include accounts managed for unregistered products.

        Investment professionals' total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers or analysts may manage or contribute ideas to more than one product strategy and are evaluated accordingly. The factors considered for an investment professional whose primary role is portfolio management will differ from an investment professional who is a portfolio manager with research analyst responsibilities.

        The following factors, listed in order of importance, will be reviewed for each portfolio manager:

        - One and three year pre-tax investment performance of groupings of accounts (a "Composite") relative to market conditions, pre-determined passive indices, such as the Russell 2000 Index, and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible;

        - Historical and long-term business potential of the product strategies;

        - Qualitative factors such as teamwork and responsiveness; and

        Other factors such as experience and other responsibilities such as being a team leader or supervisor may also affect an investment professional's total compensation.

(37)    Kenneth Feinberg's compensation as a Davis Advisors employee consists of
        (i) a base salary, (ii) an annual bonus equal to a percentage of growth in Davis Advisors' profits, (iii) awards of equity ("Units") in Davis Advisors including Units, options on Units, and/or phantom Units, and
        (iv) an incentive plan whereby Davis Advisors purchases shares in selected funds managed by Davis Advisors. At the end of specified periods, generally five years following the date of purchase, some, all, or none of the fund shares will be registered in the employee's name based on fund performance after expenses on a pre-tax basis versus the S&P 500 Index and versus peer groups as defined by Morningstar or Lipper. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

        Christopher Davis's annual compensation as an employee of Davis Advisors consists of a base salary. Davis Advisors' portfolio managers are provided benefits packages including life insurance, health insurance, and participation in company 401(k) plan comparable to that received by other company employees.

(38) Lord Abbett compensates its portfolio managers on the basis of salary, bonus and profit sharing plan contributions. The level of compensation takes into account the portfolio manager's experience, reputation and competitive market rates.

        Fiscal year-end bonuses, which can be a substantial percentage of base level compensation, are determined after an evaluation of various factors. These factors include the portfolio manager's investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns, and similar factors. Investment results are evaluated based on an assessment of the portfolio manager's three- and five-year investment returns on a pre-tax basis vs. both the appropriate style benchmarks and the appropriate peer group rankings. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does

Statement of Additional Information - Nov. 28, 2008                     Page 129
        not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager's assets under management, the revenues generated by those assets, or the profitability of the portfolio manager's unit. Lord Abbett does not manage hedge funds. Lord Abbett may designate a bonus payment of a manager for participation in the firm's senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan's earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund's performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

        Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager's profit-sharing account are based on a percentage of the portfolio manager's total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

(39) All employees at Donald Smith & Co., Inc. are compensated on incentive plans. The compensation for portfolio managers, analysts and traders at Donald Smith consists of a base salary, a partnership interest in the firm's profits, and possibly an additional, discretionary bonus. This discretionary bonus can exceed 100% of the base salary if performance for clients exceeds established benchmarks. The current benchmark utilized is the Russell 2000 Value Index. Additional distribution of firm ownership is a strong motivation for continued employment at Donald Smith & Co., Inc. Administrative personnel are also given a bonus as a function of their contribution and the profitability of the firm.

(40) Tradewinds offers a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals. These professionals are rewarded through a combination of cash and long-term incentive compensation as determined by the firm's executive committee. Total cash compensation (TCC) consists of both a base salary and an annual bonus that can be a multiple of the base salary. The firm annually benchmarks TCC to prevailing industry norms with the objective of achieving competitive levels for all contributing professionals.

        Available bonus pool compensation is primarily a function of the firm's overall annual profitability. Individual bonuses are based primarily on the following:

        - Overall performance of client portfolios;

        - Objective review of stock recommendations and the quality of primary research;

        - Subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

        To further strengthen our incentive compensation package and to create an even stronger alignment to the long-term success of the firm, Tradewinds has made available to most investment professionals equity participation opportunities, the values of which are determined by the increase in profitability of Tradewinds over time.

        Finally, some of our investment professionals have received additional remuneration as consideration for signing employment agreements. These agreements range from retention agreements to long-term employment contracts with significant nonsolicitation and, in some cases, non-compete clauses.

(41) In addition to base salary, all portfolio managers and analysts at BHMS share in a bonus pool that is distributed semi- annually. Analysts and portfolio managers are rated on their value added to the team-oriented investment process. Overall compensation applies with respect to all accounts managed and compensation does not differ with respect to distinct accounts managed by a portfolio manager. Compensation is not tied to a published or private benchmark. It is important to understand that contributions to the overall investment process may include not recommending securities in an analyst's sector if there are no compelling opportunities in the industries covered by that analyst.

        The compensation of portfolio managers is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager and portfolio managers are not compensated for bringing in new business. Of course, growth in assets from the appreciation of existing assets and/or growth in new assets will increase revenues and profit. The consistent, long-term growth in assets at any investment firm is to a great extent, dependent upon the success of the portfolio management team. The compensation of the portfolio management team at the Adviser will increase over time, if and when assets continue to grow through competitive performance.

(42) MetWest Capital's compensation system is designed not only to attract and retain experienced, highly qualified investment personnel, but also to closely align employees' interests with clients' interests. Compensation for investment professionals consists of a base salary, bonus, and generous benefits. Benefits include a comprehensive insurance benefits program (medical, vision and dental), 401(k) plan with an employer-matched contribution. A material portion of each such professional's annual compensation is in the form of a bonus tied to results relative to clients' benchmarks and overall client satisfaction. Bonuses may range from 20% to over 100% of salary.

        MetWest Capital's compensation system is not determined on an account-specific basis. Rather, bonuses are tied to overall firm profitability and composite performance relative to the benchmark. The primary benchmark for the Small Cap Intrinsic Value strategy is the Russell 2000 Value Index. To reinforce long-term focus, performance is measured

Statement of Additional Information - Nov. 28, 2008                     Page 130
        over MetWest Capital's investment horizon (typically two to four years). Analysts are encouraged to maintain a long-term focus and are not compensated for the number of their recommendations that are purchased in the portfolio. Rather, their bonuses are tied to overall strategy performance.

        Mr. Lisenbee is an owner of MetWest Capital. As such, his compensation consists of a fixed salary and participation in the firm's profits.

(43) The portfolio manager's compensation as a Threadneedle Investments employee consists of (i) a base salary, (ii) an annual cash bonus, and
        (iii) an equity incentive award. The annual bonus is paid from a bonus pool that is based on both mutual fund and institutional portfolio performance. Funding for the bonus pool is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and generally by the short-term (typically one-year) performance of the accounts compared to applicable benchmarks. Senior management of Threadneedle Investments has the discretion to increase or decrease the size of the bonus pool and to determine the exact amount of each portfolio manager's bonus based on his/her performance as an employee subject to the total fund managers bonus pool being within the overall Corporate bonus pool which is based on the profitability of Threadneedle. Threadneedle Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company pension plan, comparable to that received by other Threadneedle employees.

(44) As of October 31, 2006, the portfolio managers receive all of their compensation from Columbia WAM and its parent company. P. Zachary Egan, and Louis J. Mendes each received compensation in the form of salary and bonus. In addition, Mr. Egan received a distribution in connection with his association with Columbia WAM prior to its acquisition in September 2000 and Columbia WAM's recent performance. Mr. Mendes participated in a supplemental pool for Columbia WAM employees that was established in connection with the acquisition of Columbia WAM and was based on Columbia WAM's recent performance.

        All analysts and portfolio managers have performance benchmarks. Analyst performance is compared to assigned industry or region stock performance within benchmark indices while portfolio manager performance is compared to entire benchmark indices. Performance compared to benchmark indices is the dominant performance evaluation factor for all analysts and managers. Industry (or country) weighting recommendations are the second most important factor for analysts. Other factors are assets managed, new analyst mentoring, teamwork, and managerial, marketing, compliance and other qualitative contributions.

        Analysts and managers are positioned in a number of compensation tiers based on cumulative performance. Excellent performance results in advancement to a higher tier each two or three years, until the highest tier is reached. Higher tiers have higher base compensation levels and wider bonus ranges. While cumulative performance places analysts and managers in tiers, current year performance drives changes in cash bonus levels. Cash incentive bonuses vary by tier, and can range between a fraction of base pay to several times base pay; the objective being to provide very competitive total compensation for high performers.

        Typically, a very high proportion of an analyst's or manager's bonus is paid in cash with a smaller proportion going into an investment program where the employee can select Columbia mutual funds as their investment vehicle. Bank of America restricted stock or options may also be part of an individual's compensation. These mutual fund investments and Bank of America restricted stock or options vest over three years.

(45) Principal Global Investors offers all employees a competitive salary and incentive compensation plan that is evaluated annually. Percentages of base salary versus performance bonus vary by position but are based on nationally competitive market data and are consistent with industry standards. Total cash compensation is targeted at the median of the market and benefits are targeted slightly above median. The investment staff is compensated under a base salary plus variable annual bonus (incentive compensation). The incentive compensation plan for equity portfolio managers is 90% weighted to investment performance and 10% weighted to Principal Global Investors annual performance score. The target incentive for equity portfolio managers ranges from 150% to 350% of actual base earnings, depending on job level.

        - Investment performance is based on gross performance versus a benchmark, peer group or both, depending on the client mandate.

        - Performance versus peers is measured for a period up to three years (shorter if the portfolio manager has managed the respective portfolio for a period less than three years).

        - Versus the peer group, incentive payout starts at 49th percentile and reaches 100% at the 25th percentile for the 1, 2, and 3-year periods. 15% of incentive payout is achieved at 49th percentile. No payout is realized if performance is below 50th percentile.

        As a wholly owned subsidiary of Principal Financial Group, all Principal Global employees are eligible to participate in our Employee Stock Purchase Plan that allows them to purchase company stock at a 15% discount each quarter. In addition, through our 401(k) plan, employees are able to contribute to an Employee Stock Ownership Plan (ESOP) through which they can buy additional company stock.


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

(46) AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in the level of assets under management. Investment professionals' annual compensation is comprised of the following:

        (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary (determined at the outset of employment based on level of experience), does not change significantly from year-to-year, and hence, is not particularly sensitive to performance.

       (ii) Discretionary incentive compensation in the form of an annual cash bonus: AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

      (iii) Discretionary incentive compensation in the form of awards under AllianceBernstein's Partners Compensation Plan ("deferred awards"):
            AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or AllianceBernstein terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of AllianceBernstein's clients and mutual fund shareholders with respect to the performance of those mutual funds. AllianceBernstein also permits deferred award recipients to allocate up to 50% of their award to investments in AllianceBernstein's publicly traded equity securities (prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of AllianceBernstein's Master Limited Partnership Units).

       (iv) Contributions under AllianceBernstein's Profit Sharing/401(k) Plan:
            The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

(47) Compensation for AIGGIC portfolio managers has both a salary and a bonus component. The salary component is a fixed base salary, which is generally based upon several factors, including experience and market levels of salary for such position. The bonus component is based both on a portfolio manager's individual performance and the organizational performance of AIGGIC. The bonus component is generally calculated as follows: (1) 60% is linked to the management of a portfolio manager's funds; (2) 20% is based on AIGGIC's profitability; and (3) 20% is determined on a discretionary basis (including individual qualitative goals). For the 60% component, the measures for a portfolio manager may vary according to the day-to-day responsibilities of a particular portfolio manager. The measures comprise any combination of (a) total return measures, (b) benchmark measures and (c) peer group measures. Any long-term compensation may include stock options and restricted stock units, both having vesting schedules.

(48) Batterymarch's compensation for investment professionals includes a combination of base salary, annual bonus and long-term incentive compensation, as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis. Specifically, the package includes:

        - competitive base salaries;

        - individual performance-based bonuses based on the investment professionals' added value to the portfolios for which they are responsible measured on a one-, three- and five-year basis versus benchmarks and peer universes as well as their contributions to research, client service and new business development;

        - corporate profit-sharing; and

        - a non-qualified deferred compensation plan that has a cliff-vesting provision with annual contributions. In order for an employee to receive any contribution, they must remain employed for at least 31 months after the initial award.


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

        Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. Compensation is generally not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

        While we are wholly-owned by Legg Mason, Batterymarch recognizes the importance of maintaining an ownership culture and has developed a compensation plan that allows our employees to share in the success of the firm. Importantly, Batterymarch's financial commitment to Legg Mason is in the form of a top-line revenue share. Once this share is paid, and the firm's expenses are covered, the remainder constitutes a bonus pool for all employees.

(49) Ron Mushock and Kevin McCreesh are partners of the firm and co-Portfolio managers for the strategy. Employee-owners receive a fixed base salary and income distributions scaled to the company's profit margins and their respective individual ownership interests. Other investment professionals are compensated with both a competitive salary and an annual performance bonus determined by their contribution to our investment process and its results. Total compensation is influenced by Systematic's overall profitability and therefore is based in part on the aggregate performance of all of Systematic's portfolios, including the Partners Select Value Fund. Systematic's ability to offer equity ownership to senior professionals also provides a significant incentive for our investment team. Moreover, Messrs. Mushock and McCreesh are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees. The co-Portfolio managers are not compensated based solely on the performance of, or the value of assets held in the Partners Select Value Fund or any other individual fund managed by Systematic.

(50) WEDGE's incentive compensation has been structured to reward all professionals for their contribution to the growth and profitability of the firm. Compensation is not directly tied to fund performance or growth in assets for any fund or other account managed by a portfolio manager. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record.

(51) For the year ended December 31, 2007, as compensation for his responsibilities, Mr. Voss received (i) a fixed base salary; (ii) a fixed minimum bonus; and (iii) a bonus based on the investment performance of the Fund and one other Seligman investment company for which Mr. Voss serves as portfolio manager (the "Voss Funds") as compared to the funds constituting the Lipper averages that include the Voss Funds.

        To reduce the amount of time the portfolio managers dedicate to marketing efforts and client services, the Fund's investment team has an experienced product manager that acts as the primary liaison between Seligman Advisors' marketing department and the investment team.

(52) As compensation for their responsibilities, each of Messrs. Parower, Wick, Diwan and Lu and Ms. Shah received a base salary and bonus for the year ended December 31, 2007.

        The bonuses were allocated (as described below) from a bonus pool which is based upon (i) the weighted-average pre-tax investment performance of the Seligman funds and institutional accounts managed by Seligman's Technology Group (other than those attributable to funds in or contemplating liquidation) as compared with the investment results of a group of competitor funds over a rolling three-year period (ending November 30th); (ii) the annual revenues generated from such Seligman funds and accounts, and (iii) a portion of the management and performance fees generated for Seligman's privately offered pooled investment vehicles.

        The allocation of bonuses from the pool to each portfolio manager was based on numerous qualitative and quantitative factors relating to the particular portfolio manager, which included, among other things, an evaluation of: skills as a research analyst (i.e., quality of research); particular contributions to their investment team (as well as their contributions to other Seligman investment teams); ability to take initiative with respect to new roles/responsibilities; leadership abilities and potential for growth as a portfolio manager; ability to assimilate new concepts and ideas; ability to work within a team structure; and the competitive environment for the portfolio manager's services. Mr. Wick reviewed the allocations with the President of Seligman prior to the payment of bonuses. Mr. Wick retained the balance of the pool, after allocating to each of the above portfolio managers and other members of Seligman's Technology Group.

        To reduce the amount of time that Seligman's portfolio managers dedicate to marketing efforts and client services, its investment team has an experienced product manager that acts as the primary liaison between Seligman Advisors' marketing department and that investment team.


Statement of Additional Information - Nov. 28, 2008                     Page 133

ADMINISTRATIVE SERVICES

Each fund listed in the table below has an Administrative Services Agreement with Ameriprise Financial. Under this agreement, the fund pays Ameriprise Financial for providing administration and accounting services. The fee is calculated as follows:

            TABLE 20. ADMINISTRATIVE SERVICES AGREEMENT FEE SCHEDULE

                                                          ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                    ------------------------------------------------------------------------------------------
                                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
------------------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                 0.080%            0.075%            0.070%             0.060%             0.050%
130/30 U.S. Equity
Absolute Return Currency and
  Income
Disciplined International Equity
Disciplined Small Cap Value
Emerging Markets Bond
Global Bond
Partners International Select
  Growth
Partners International Select
  Value
Partners International Small Cap
Partners Small Cap Equity
Partners Small Cap Growth
Partners Small Cap Value
Small Cap Advantage
Small Company Index
Strategic Allocation
Threadneedle Emerging Markets
Threadneedle European Equity
Threadneedle Global Equity
Threadneedle Global Equity Income
Threadneedle Global Extended Alpha
Threadneedle International
  Opportunity
------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                    0.070%            0.065%            0.060%             0.050%             0.040%
Diversified Bond
Floating Rate
High Yield Bond
Income Opportunities
Inflation Protected
Intermediate Tax-Exempt
Limited Duration Bond
Minnesota Tax-Exempt
New York Tax-Exempt
Short Duration U.S. Government
Strategic Income Allocation
Tax-Exempt Bond
Tax-Exempt High Income
U.S. Government Mortgage
------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 134

                                                          ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
                                    ------------------------------------------------------------------------------------------
                                                       $500,000,001 -   $1,000,000,001 -   $3,000,000,001 -
FUND                                $0 - 500,000,000    1,000,000,000     3,000,000,000     $12,000,000,000   12,000,000,001 +
------------------------------------------------------------------------------------------------------------------------------
Balanced                                 0.060%            0.055%            0.050%             0.040%             0.030%
Cash Management
Disciplined Equity
Disciplined Large Cap Growth
Disciplined Large Cap Value
Disciplined Small and Mid Cap
  Equity
Diversified Equity Income
Dividend Opportunity
Equity Value
Global Technology
Growth
Large Cap Equity
Large Cap Value
Mid Cap Growth
Mid Cap Value
Partners Aggressive Growth
Partners Fundamental Value
Partners Select Value
Precious Metals and Mining
Real Estate
S&P 500 Index
Tax-Exempt Money Market
------------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income              0.020%            0.020%            0.020%             0.020%             0.020%
Income Builder Enhanced Income
Income Builder Moderate Income
Portfolio Builder Aggressive
Portfolio Builder Conservative
Portfolio Builder Moderate
Portfolio Builder Moderate
  Aggressive
Portfolio Builder Moderate
  Conservative
Portfolio Builder Total Equity
Retirement Plus 2010
Retirement Plus 2015
Retirement Plus 2020
Retirement Plus 2025
Retirement Plus 2030
Retirement Plus 2035
Retirement Plus 2040
Retirement Plus 2045
------------------------------------------------------------------------------------------------------------------------------





Statement of Additional Information - Nov. 28, 2008                     Page 135

The fee is calculated for each calendar day on the basis of net assets as of the close of the preceding day. Fees paid in each of the last three fiscal periods are shown in the table below. The table also shows the daily rate applied to each fund's net assets as of the last day of the most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                         TABLE 21. ADMINISTRATIVE FEES

-------------------------------------------------------------------------------------------------------------
                                                      ADMINISTRATIVE SERVICES FEES PAID IN:        DAILY RATE
--------------------------------------------------------------------------------------------       APPLIED TO
FUND                                                     2008          2007          2006         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------
Income Builder Basic Income(a)                        $   38,041    $   25,671    $      581(b)      0.020%
------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income(a)                         45,848        37,153         1,226(b)      0.020
------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income(a)                         82,229        58,560         1,394(b)      0.020
------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive                             110,897        86,301        51,235         0.020
------------------------------------------------------------------------------------------------------------
Portfolio Builder Conservative                            26,665        24,051        17,895         0.020
------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate                               183,783       138,034        85,545         0.020
------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Aggressive                    223,400       172,602       104,658         0.020
------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate Conservative                   62,617        50,763        34,371         0.020
------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity                           101,924        76,312        41,435         0.020
------------------------------------------------------------------------------------------------------------
S&P 500 Index                                            158,059       153,231       222,321         0.060
------------------------------------------------------------------------------------------------------------
Small Company Index                                      738,676       867,030       861,455         0.078
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------
Equity Value                                             680,124       674,042       558,514         0.057
------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth                                159,051       173,239       180,537         0.080
------------------------------------------------------------------------------------------------------------
Precious Metals and Mining                                77,686        67,215        50,123         0.060
------------------------------------------------------------------------------------------------------------
Small Cap Advantage                                      363,599       534,163       568,712         0.080
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                                  13,416(c)        N/A           N/A         0.080
------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                                         6,883(c)        N/A           N/A         0.080
------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                                       3,623         1,779(d)        N/A         0.020
------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                                       5,483         1,861(d)        N/A         0.020
------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                                       7,572         2,961(d)        N/A         0.020
------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                                       7,280         2,293(d)        N/A         0.020
------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                                       7,160         2,579(d)        N/A         0.020
------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                                       4,249         1,548(d)        N/A         0.020
------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                                       4,915         2,928(d)        N/A         0.020
------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                                       1,670           586(d)        N/A         0.020
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------
High Yield Bond                                        1,069,014     1,259,292     1,328,295         0.065
------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth                               350,088       334,364       130,418         0.059
------------------------------------------------------------------------------------------------------------
Partners Fundamental Value                               594,407       645,012       658,982         0.057
------------------------------------------------------------------------------------------------------------
Partners Select Value                                    300,721       355,085       443,873         0.060
------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity                                208,114       267,622       205,335         0.080
------------------------------------------------------------------------------------------------------------
Partners Small Cap Value                                 565,329       754,675       858,118         0.080
------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government                           541,748       623,283       821,082         0.068
------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                                 285,601       196,713       172,175         0.070
------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 136

-------------------------------------------------------------------------------------------------------------
                                                      ADMINISTRATIVE SERVICES FEES PAID IN:        DAILY RATE
--------------------------------------------------------------------------------------------       APPLIED TO
FUND                                                     2008          2007          2006         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------
Dividend Opportunity                                  $1,033,158    $  884,333    $  658,242         0.055%
------------------------------------------------------------------------------------------------------------
Real Estate                                              132,646       153,117        91,341         0.060
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------
Cash Management                                        2,507,729     2,141,669     1,741,492         0.048
------------------------------------------------------------------------------------------------------------
Disciplined Equity                                     1,701,542     1,224,572       496,810         0.053
------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap Equity                      38,114        24,904         1,143(e)      0.060
------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value                               30,592        20,681         4,615(f)      0.080
------------------------------------------------------------------------------------------------------------
Floating Rate                                            398,924       378,190        46,916(f)      0.070
------------------------------------------------------------------------------------------------------------
Growth                                                 1,477,804     1,763,087     1,791,547         0.053
------------------------------------------------------------------------------------------------------------
Income Opportunities                                     202,872       242,883       253,936         0.070
------------------------------------------------------------------------------------------------------------
Inflation Protected Securities                           399,972       209,028       169,778         0.068
------------------------------------------------------------------------------------------------------------
Large Cap Equity                                       2,524,199     3,245,953     2,119,930         0.049
------------------------------------------------------------------------------------------------------------
Large Cap Value                                           45,929        60,574        78,248         0.060
------------------------------------------------------------------------------------------------------------
Limited Duration Bond                                    115,529       105,993       133,102         0.070
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------
California Tax-Exempt(g)                                 122,235       122,586       149,235         0.070
------------------------------------------------------------------------------------------------------------
Diversified Bond                                       2,012,548     1,752,212     1,698,244         0.060
------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt(g)                                  215,249       234,353       286,050         0.070
------------------------------------------------------------------------------------------------------------
New York Tax-Exempt(g)                                    41,455        47,710        57,973         0.070
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------
Balanced                                                 519,542       623,784       697,753         0.059
------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth                             101,276        11,405(h)        N/A         0.060
------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value                                  662(i)        N/A           N/A         0.060
------------------------------------------------------------------------------------------------------------
Diversified Equity Income                              3,272,256     3,449,519     2,960,505         0.047
------------------------------------------------------------------------------------------------------------
Mid Cap Value                                          1,335,281     1,196,773       854,082         0.053
------------------------------------------------------------------------------------------------------------
Strategic Allocation                                   1,505,894     1,340,234       948,662         0.074
------------------------------------------------------------------------------------------------------------
Strategic Income Allocation                              115,139        21,493(h)        N/A         0.070
------------------------------------------------------------------------------------------------------------
                                                         2007          2006          2005
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------
Absolute Return Currency and Income                       79,761        15,823(j)        N/A         0.080
------------------------------------------------------------------------------------------------------------
Disciplined International Equity                         209,295        14,739(k)        N/A         0.079
------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                                     78,549        21,248(l)        N/A         0.080
------------------------------------------------------------------------------------------------------------
Global Bond                                              388,646       412,783       342,324         0.080
------------------------------------------------------------------------------------------------------------
Global Technology                                        103,335       101,197       112,326         0.060
------------------------------------------------------------------------------------------------------------
Partners International Select Growth                     490,174       347,819       240,889         0.078
------------------------------------------------------------------------------------------------------------
Partners International Select Value                    1,759,221     1,306,775       861,655         0.073
------------------------------------------------------------------------------------------------------------
Partners International Small Cap                          92,062        83,383        74,264         0.080
------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                            503,279       406,991       351,359         0.078
------------------------------------------------------------------------------------------------------------
Threadneedle European Equity                             105,886        89,350        75,504         0.080
------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                               611,621       532,772       305,907         0.078
------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity Income                            N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended Alpha                           N/A           N/A           N/A           N/A
------------------------------------------------------------------------------------------------------------
Threadneedle International Opportunity                   540,718       470,847       331,818         0.078
------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 137

-------------------------------------------------------------------------------------------------------------
                                                      ADMINISTRATIVE SERVICES FEES PAID IN:        DAILY RATE
--------------------------------------------------------------------------------------------       APPLIED TO
FUND                                                     2007          2006          2005         FUND ASSETS
-------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                                   57,618        74,912        64,053         0.070
------------------------------------------------------------------------------------------------------------
Mid Cap Growth                                           652,889       946,943     1,023,124         0.057
------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                                          525,515       544,894       321,037         0.069
------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                                 1,823,812     2,064,819     1,505,060         0.063
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                               $   73,957    $   69,922    $   42,768         0.060%
------------------------------------------------------------------------------------------------------------



(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.

(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.

(c) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.

(e) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.

(f) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.

(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.

(h) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.

(i) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

(j) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(k) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.

(l) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

TRANSFER AGENCY SERVICES

Each fund has a Transfer Agency Agreement with RiverSource Service Corporation (the "transfer agent") located at 734 Ameriprise Financial Center, Minneapolis, MN 55474. This agreement governs RiverSource Service Corporation's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the fund's shares.

CLASS A, CLASS B, CLASS C AND CLASS D. For Class A, Class B, Class C and Class D, RiverSource Service Corporation will earn a fee from the fund determined by multiplying the number of shareholder accounts at the end of the day by a rate determined for each class per year and dividing by the number of days in the year. The fund will pay on the basis of the relative percentage of net assets of each class of shares, first allocating the base fee (equal to Class A shares) across share classes, and then allocating the incremental per share class fee, based on the number of shareholder accounts. The fee varies depending on the investment category of the fund. You can find your fund's investment category in Table 1.

                 BALANCED, EQUITY, FUNDS-OF-FUNDS - EQUITY FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

               Class A        Class B        Class C        Class D
               -------        -------        -------        -------
                $19.50         $20.50         $20.00         $19.50


          FUNDS-OF-FUNDS - FIXED INCOME, STATE TAX-EXEMPT FIXED INCOME,
               TAXABLE FIXED INCOME, TAX-EXEMPT FIXED INCOME FUNDS

The annual per account fee accrued daily and payable monthly, for the applicable classes is as follows:

                         Class A        Class B        Class C
                         -------        -------        -------
                          $20.50         $21.50         $21.00




Statement of Additional Information - Nov. 28, 2008                     Page 138

                               MONEY MARKET FUNDS

For Cash Management Fund and Tax-Exempt Money Market Fund, the annual per account fee accrued daily and payable monthly, for the applicable classes is as follows. The fee for Tax-Exempt Money Market Fund, which does not have separate classes of shares, is the same as that applicable to Class A:

                    Class A        Class B        Class C
                    -------        -------        -------
                     $22.00         $23.00         $22.50


CLASS E, CLASS R2, CLASS R3, CLASS R4, CLASS R5, CLASS W AND CLASS Y. For Class E, Class R2, Class R3, Class R4, Class R5, Class W and Class Y, RiverSource Service Corporation will earn a fee from the fund, accrued daily and payable monthly, determined by multiplying the average daily net assets of the applicable class by the annual rate shown below:

Class E    Class R2    Class R3    Class R4    Class R5    Class W    Class Y
-------    --------    --------    --------    --------    -------    -------
 0.05%       0.05%       0.05%       0.05%       0.05%      0.20%      0.05%


In addition, an annual closed-account fee of $5.00 per inactive account is charged on a pro rata basis for 12 months from the date the account becomes inactive. The fees paid to RiverSource Service Corporation may be changed by the Board without shareholder approval.

PLAN ADMINISTRATION SERVICES

The funds* have a Plan Administration Services Agreement with the transfer agent. Under the agreement the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts (HSAs).

The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

  Class E        Class R2        Class R3        Class R4        Class Y
  -------        --------        --------        --------        -------
   0.15%           0.25%           0.25%           0.25%          0.15%


The fees paid to the transfer agent may be changed by the Board without shareholder approval.

* Currently, tax-exempt and state tax-exempt funds do not have classes of shares that are subject to this fee.

DISTRIBUTION SERVICES

RiverSource Distributors, Inc. (the "distributor"), 50611 Ameriprise Financial Center, Minneapolis, MN 55474, a wholly-owned subsidiary of Ameriprise Financial, Inc., and Seligman Advisors, Inc., 100 Park Avenue, New York, NY 10017, a wholly-owned subsidiary of RiverSource Investments, LLC (collectively the "distributor") serve as the funds' principal underwriters. Prior to Oct. 1, 2007, Ameriprise Financial Services, Inc. also served as principal underwriter and distributor to the funds. The fund's shares are offered on a continuous basis. Under a Distribution Agreement, sales charges deducted for distributing fund shares are paid to the distributor daily. The following table shows the sales charges paid to the distributor and the amount retained by the distributor after paying commissions and other expenses for each of the last three fiscal periods. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                  TABLE 22. SALES CHARGES PAID TO DISTRIBUTOR

----------------------------------------------------------------------------------------------------------------------------
                                                                                     AMOUNT RETAINED AFTER PAYING
                                     SALES CHARGES PAID TO DISTRIBUTOR              COMMISSIONS AND OTHER EXPENSES
----------------------------------------------------------------------------------------------------------------------------
FUND                                 2008           2007           2006           2008           2007           2006
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
----------------------------------------------------------------------------------------------------------------------------
Income Builder Basic Income(a)       $688,587     $1,155,448    $128,246(b)      $(56,086)         $6,089     $25,697(b)
----------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced               831,981      1,678,918     326,707(b)        176,661        287,006      73,038(b)
Income(a)
----------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate             1,279,681      2,955,938     437,903(b)         34,001        435,561     109,389(b)
Income(a)
----------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive        2,848,037      3,260,693      3,095,956        799,417      1,029,231      1,116,369
----------------------------------------------------------------------------------------------------------------------------

Portfolio Builder Conservative        384,348        455,765        577,821          4,989         94,296        105,590

----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 139

----------------------------------------------------------------------------------------------------------------------------
                                                                                     AMOUNT RETAINED AFTER PAYING
                                     SALES CHARGES PAID TO DISTRIBUTOR              COMMISSIONS AND OTHER EXPENSES
----------------------------------------------------------------------------------------------------------------------------
FUND                                 2008           2007           2006           2008           2007           2006
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate         $3,944,827     $4,127,743     $4,118,788       $702,939     $1,084,978     $1,075,302
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate          5,635,597      6,845,238      7,078,581      1,613,677      2,326,266      2,691,706
Aggressive
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate          1,088,559      1,084,727      1,286,540        140,630        252,979        274,017
Conservative
----------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total Equity      2,257,735      2,414,356      1,845,156        471,536        594,766        518,093
----------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                             N/A            N/A            N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------
Small Company Index                   563,878        973,579      1,228,665        117,897        220,620        337,031
----------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
----------------------------------------------------------------------------------------------------------------------------
Equity Value                          496,313        928,630        645,442         16,594         86,064        116,536
----------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth             174,193        265,315        401,382         25,734         52,127        127,479
----------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining            192,503        178,460        104,779         50,572         33,944         21,277
----------------------------------------------------------------------------------------------------------------------------
Small Cap Advantage                   285,044        569,430        986,996         30,185        100,405        276,857
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
----------------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity           149,480(c)            N/A            N/A      46,196(c)            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                  29,772(c)            N/A            N/A       5,878(c)            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                   32,694       2,283(d)            N/A         11,266     (6,048)(d)            N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                   70,298      35,493(d)            N/A         50,360      27,942(d)            N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                   41,850      35,121(d)            N/A         21,519      23,828(d)            N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                   49,187      38,880(d)            N/A         25,003      25,335(d)            N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                   51,530      29,205(d)            N/A         28,063      15,221(d)            N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                   31,469      21,303(d)            N/A         19,162      13,718(d)            N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                   39,332      14,822(d)            N/A         21,208       7,670(d)            N/A
----------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                   23,890      10,606(d)            N/A         12,087       5,832(d)            N/A
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
----------------------------------------------------------------------------------------------------------------------------
High Yield Bond                       882,107      1,787,813      2,479,319         41,174        139,630        682,596
----------------------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth            390,356        359,329        217,559         83,271         63,452         44,653
----------------------------------------------------------------------------------------------------------------------------
Partners Fundamental Value            766,263      1,266,023      1,915,417         58,252        158,689        406,545
----------------------------------------------------------------------------------------------------------------------------
Partners Select Value                 314,511        518,110        945,839         25,291         61,797        213,839
----------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity             184,740        309,112        604,021         48,448         95,646        190,699
----------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Value              607,350      1,147,620      1,616,642        117,005        249,915        478,093
----------------------------------------------------------------------------------------------------------------------------
Short Duration U.S. Government        660,354        962,025      1,908,960      (152,827)       (85,482)        482,228
----------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage              136,891        252,402        442,638      (116,397)       (67,241)         61,137
----------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
----------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                1,648,530      2,653,148      1,665,096        206,622        266,495        207,486
----------------------------------------------------------------------------------------------------------------------------
Real Estate                           211,915        813,437        598,431         63,306        218,298        180,632
----------------------------------------------------------------------------------------------------------------------------



Statement of Additional Information - Nov. 28, 2008                     Page 140

----------------------------------------------------------------------------------------------------------------------------
                                                                                     AMOUNT RETAINED AFTER PAYING
                                     SALES CHARGES PAID TO DISTRIBUTOR              COMMISSIONS AND OTHER EXPENSES
----------------------------------------------------------------------------------------------------------------------------
FUND                                 2008           2007           2006           2008           2007           2006
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
----------------------------------------------------------------------------------------------------------------------------
Cash Management                      $339,219       $437,392       $718,247       $339,111       $423,832       $714,638
----------------------------------------------------------------------------------------------------------------------------
Disciplined Equity                    412,821        661,751        322,731         85,890        140,529         67,609
----------------------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap          26,228         55,865       1,760(e)          7,923          9,445         852(e)
Equity
----------------------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value             6,647         15,644       6,304(f)          1,943          1,960       1,708(f)
----------------------------------------------------------------------------------------------------------------------------
Floating Rate                         380,143      1,282,342     364,914(f)      (174,369)      (554,729)   (118,354)(f)
----------------------------------------------------------------------------------------------------------------------------
Growth                              2,003,496      3,028,179      4,553,722        372,658        548,978        955,528
----------------------------------------------------------------------------------------------------------------------------
Income Opportunities                  135,655        320,351        486,593       (11,090)        (6,952)        108,764
----------------------------------------------------------------------------------------------------------------------------
Inflation Protected Securities        407,706        105,703        326,780         51,044         18,732         47,098
----------------------------------------------------------------------------------------------------------------------------
Large Cap Equity                    3,342,608      4,596,427      3,400,059        610,479        641,330        629,348
----------------------------------------------------------------------------------------------------------------------------
Large Cap Value                        64,134        102,472        123,212         20,999         26,452         37,908
----------------------------------------------------------------------------------------------------------------------------
Limited Duration Bond                  92,255        136,687        220,446          9,475         28,890         28,711
----------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
----------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                  91,928        150,760     212,157(g)          5,945         46,117      77,373(g)
----------------------------------------------------------------------------------------------------------------------------
Diversified Bond                    1,992,222      2,340,251      2,757,988        176,513        419,415        788,192
----------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                  463,447        338,160     480,402(g)         37,217         12,594     102,088(g)
----------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                    29,401         43,518      89,560(g)          8,217          6,984      19,641(g)
----------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
----------------------------------------------------------------------------------------------------------------------------
Balanced                              287,586        474,702        400,884         36,359         32,524         59,347
----------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth           87,685      20,834(h)            N/A         30,621       5,197(h)            N/A
----------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value              0(i)            N/A            N/A           0(i)            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income           6,331,545      9,553,810     12,904,884      1,204,186      1,407,616      2,114,315
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                       2,444,490      3,538,910      4,477,119        898,395        862,120      1,010,224
----------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                5,371,458      8,570,846      3,667,041      1,321,113      1,738,063        739,852
----------------------------------------------------------------------------------------------------------------------------
Strategic Income Allocation           400,285     267,319(h)            N/A         28,302      26,129(h)            N/A
----------------------------------------------------------------------------------------------------------------------------
FUND                                 2007           2006           2005           2007           2006           2005
----------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
----------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency and           10,519           0(j)            N/A          3,448           0(j)            N/A
Income
----------------------------------------------------------------------------------------------------------------------------
Disciplined International             130,761       4,700(k)            N/A         14,894         434(k)            N/A
Equity
----------------------------------------------------------------------------------------------------------------------------
Emerging Markets Bond                  25,743      11,348(l)            N/A          1,421       2,036(l)            N/A
----------------------------------------------------------------------------------------------------------------------------
Global Bond                           314,002        447,007        765,438        215,442        320,724        390,806
----------------------------------------------------------------------------------------------------------------------------
Global Technology                     212,774        242,177        328,770         16,670         29,861         67,485
----------------------------------------------------------------------------------------------------------------------------
Partners International Select         885,940        810,514        816,345        226,007        234,619        282,465
Growth
----------------------------------------------------------------------------------------------------------------------------
Partners International Select       4,085,674      3,895,267      3,425,153        641,699        815,331      1,020,350
Value
----------------------------------------------------------------------------------------------------------------------------
Partners International Small          164,026        173,659        203,543         19,649         37,954         60,817
Cap
----------------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets         886,062      1,075,586        798,990    (7,004,024)    (9,848,080)    (6,658,875)
----------------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity          226,464        107,816            N/A         90,745         29,463            N/A
----------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity            896,578      1,272,084        778,062         99,098        218,974        211,977
----------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                N/A            N/A            N/A            N/A            N/A            N/A
Income
----------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended              N/A            N/A            N/A            N/A            N/A            N/A
Alpha
----------------------------------------------------------------------------------------------------------------------------
Threadneedle International            501,090        563,174        873,855         56,669        107,305        244,843
Opportunity

----------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 141

----------------------------------------------------------------------------------------------------------------------------
FUND                                 2007           2006           2005           2007           2006           2005
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
----------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt               $62,985       $115,280       $176,349      $(10,183)        $29,590        $40,451
----------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                        608,683      1,388,577      1,821,533        115,052        346,497        635,918
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                       313,115        346,932        371,626       (19,725)         79,024        107,815
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income              1,182,244      1,485,792      2,115,452        181,059        389,650      2,736,405
----------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                   N/A            N/A            N/A            N/A            N/A            N/A
----------------------------------------------------------------------------------------------------------------------------



(a) The fund changed its fiscal year end effective Jan. 31, 2008 from May 31 to Jan. 31. For 2008, the information shown is for the period from June 1, 2007 through Jan. 31, 2008. For years prior to 2008, the fiscal period ended on May 31.
(b) For the period from Feb. 16, 2006 (when shares became publicly available) to May 31, 2006.
(c) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.
(d) For the period from May 18, 2006 (when shares became publicly available) to April 30, 2007.
(e) For the period from May 18, 2006 (when shares became publicly available) to July 31, 2006.
(f) For the period from Feb. 16, 2006 (when shares became publicly available) to July 31, 2006.
(g) The fund changed its fiscal year end in 2006 from June 30 to Aug. 31. For 2006, the information shown is for the period from July 1, 2005 through Aug. 31, 2006. For years prior to 2006, the fiscal period ended on June 30.
(h) For the period from May 17, 2007 (when shares became publicly available) to Sept. 30, 2007.
(i) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.
(j) For the period from June 15, 2006 (when the Fund became available) to Oct. 31, 2006.

(k) For the period from May 18, 2006 (when shares became publicly available) to Oct. 31, 2006.
(l) For the period from Feb. 16, 2006 (when shares became publicly available) to Oct. 31, 2006.

Part of the sales charge may be paid to selling dealers who have agreements with the distributor. The distributor will retain the balance of the sales charge. At times the entire sales charge may be paid to selling dealers.

PLAN AND AGREEMENT OF DISTRIBUTION

To help defray the cost of distribution and servicing not covered by the sales charges received under the Distribution Agreement, each fund listed in Table 24. 12b-1 Fees, approved a Plan of Distribution (the "Plan") and entered into an agreement under the Plan pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, of the type known as a reimbursement plan, the fund pays the distributor a fee up to actual expenses incurred at an annual rate as follows:

FOR FUNDS OTHER THAN MONEY MARKET FUNDS:
    The fee is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class:

Class A   Class B   Class C   Class D   Class R2   Class R3   Class W
-------   -------   -------   -------   --------   --------   -------
 0.25%     1.00%     1.00%     0.25%      0.50%      0.25%     0.25%


    For Class B and Class C, up to 0.75% of the fee is reimbursed for distribution expenses. Up to an additional 0.25% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders.

    For Class R2, up to 0.50% and for Class R3, up to 0.25% shall be reimbursed for distribution expenses. Of that amount, for Class R2, up to 0.25% may be reimbursed for shareholder servicing expenses.

FOR MONEY MARKET FUNDS:
    The fee for services is equal on an annual basis to the following percentage of the average daily net assets of the fund attributable to the applicable class. The fee for Tax-Exempt Money Market, which does not have separate classes of shares, is the same as that applicable to Class A:

Class A   Class B   Class C   Class W
-------   -------   -------   -------
 0.10%     0.85%     0.75%     0.10%


    For Class B, up to 0.75% of the fee is reimbursed for distribution expenses. Up to an additional 0.10% is paid to the distributor to reimburse certain expenses incurred in connection with providing services to fund shareholders. The

Statement of Additional Information - Nov. 28, 2008                     Page 142
    distributor has currently agreed not to be reimbursed by the Fund for distribution (12b-1) fees equal to 0.10% of the stated amount for Class B.

FOR ALL FUNDS:
Distribution and shareholder servicing expenses include payment of distribution and shareholder servicing fees to financial institutions that sell shares of the fund. Financial institutions may compensate their financial advisors with the distribution and shareholder servicing fees paid to them by the distributor. Payments under the Plan are intended to result in an increase in fund assets and thus potentially result in economies of scale and lower costs for all shareholders.

Each class has exclusive voting rights on the Plan as it applies to that class. In addition, because Class B shares convert to Class A shares, Class B shareholders have the right to vote on any material increase to expenses charged under the Class A plan.

Distribution expenses covered under this Plan include commissions to financial intermediaries, printing prospectuses and reports used for sales purposes, the preparation, printing and distribution of advertising and sales literature, personnel, travel, office expense and equipment, and other distribution-related expenses. Shareholder service expenses include costs of establishing and maintaining shareholder accounts and records, assisting with purchase, redemption and exchange requests, arranging for bank wires, monitoring dividend payments from the funds on behalf of shareholders, forwarding certain shareholder communications from funds to shareholders, receiving and responding to inquiries and answering questions regarding the funds, aiding in maintaining the investment of shareholders in the funds and other service-related expenses.

A substantial portion of the expenses are not specifically identified to any one of the RiverSource funds. The fee is not allocated to any one service (such as advertising, compensation to financial intermediaries, or other uses). However, a significant portion of the fee is generally used for sales and promotional expenses.

The Plan must be approved annually by the Board, including a majority of the disinterested Board members, if it is to continue for more than a year. At least quarterly, the Board reviews written reports concerning the amounts expended under the Plan and the purposes for which such expenditures were made. The Plan and any agreement related to it may be terminated at any time by vote of a majority of Board members who are not interested persons of the fund and have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan, or by vote of a majority of the outstanding voting securities of the relevant class of shares or by the distributor.

Any agreement related to the Plan will terminate in the event of its assignment, as that term is defined in the 1940 Act. The Plan may not be amended to increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Plan must be approved by a majority of the Board members, including a majority of the Board members who are not interested persons of the fund and who do not have a financial interest in the operation of the Plan or any agreement related to it. The selection and nomination of disinterested Board members is the responsibility of the other disinterested Board members. No Board member who is not an interested person has any direct or indirect financial interest in the operation of the Plan or any related agreement.


Statement of Additional Information - Nov. 28, 2008                     Page 143

For its most recent fiscal period, each fund paid 12b-1 fees as shown in the following table. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                              TABLE 23. 12B-1 FEES

FUND                               CLASS A      CLASS B      CLASS C   CLASS D  CLASS R2  CLASS R3   CLASS W
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
------------------------------------------------------------------------------------------------------------
Income Builder Basic              $395,078     $253,523      $67,715       N/A       N/A       N/A       N/A
Income(a)
------------------------------------------------------------------------------------------------------------
Income Builder Enhanced            489,209      252,693       82,441       N/A       N/A       N/A       N/A
Income(a)
------------------------------------------------------------------------------------------------------------
Income Builder Moderate            875,976      478,229      129,187       N/A       N/A       N/A       N/A
Income(a)
------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive     1,096,237    1,014,125      144,874       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Portfolio Builder                  228,152      361,758       58,657       N/A       N/A       N/A       N/A
Conservative
------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate       1,723,291    1,975,620      319,534       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate       2,192,065    2,083,589      310,922       N/A       N/A       N/A       N/A
Aggressive
------------------------------------------------------------------------------------------------------------
Portfolio Builder Moderate         563,053      734,653      143,621       N/A       N/A       N/A       N/A
Conservative
------------------------------------------------------------------------------------------------------------
Portfolio Builder Total          1,006,389      932,272      136,484       N/A       N/A       N/A       N/A
Equity
------------------------------------------------------------------------------------------------------------
S&P 500 Index                          N/A          N/A          N/A   139,253       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Small Company Index              1,897,269    1,844,630          N/A       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
------------------------------------------------------------------------------------------------------------
Equity Value                     2,578,435    1,585,388       63,308       N/A        26        13        13
------------------------------------------------------------------------------------------------------------
Partners Small Cap Growth          262,998      382,183       44,120       N/A        24        12       N/A
------------------------------------------------------------------------------------------------------------
Precious Metals and Mining         273,178      179,634       21,128       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Small Cap Advantage                891,269      920,220       70,397       N/A        19        10       N/A
------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity(b)         27,941        6,806        2,020       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
130/30 U.S. Equity(b)                8,748        2,556        1,104       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Retirement Plus 2010                 4,890          N/A          N/A       N/A        24        12       N/A
------------------------------------------------------------------------------------------------------------
Retirement Plus 2015                 8,361          N/A          N/A       N/A        24        13       N/A
------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                 7,167          N/A          N/A       N/A        24        13       N/A
------------------------------------------------------------------------------------------------------------
Retirement Plus 2025                 5,406          N/A          N/A       N/A        25        13       N/A
------------------------------------------------------------------------------------------------------------
Retirement Plus 2030                 5,279          N/A          N/A       N/A        25        15       N/A
------------------------------------------------------------------------------------------------------------
Retirement Plus 2035                 2,921          N/A          N/A       N/A        24        13       N/A
------------------------------------------------------------------------------------------------------------
Retirement Plus 2040                 2,156          N/A          N/A       N/A        24        13       N/A
------------------------------------------------------------------------------------------------------------
Retirement Plus 2045                 2,037          N/A          N/A       N/A        25        13       N/A
------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
------------------------------------------------------------------------------------------------------------
High Yield Bond                  3,139,852    2,195,630      211,821       N/A        27        11   140,313
------------------------------------------------------------------------------------------------------------
Partners Aggressive Growth         989,015      834,358       23,191       N/A       190        15       N/A
------------------------------------------------------------------------------------------------------------
Partners Fundamental Value       1,820,164    1,938,445      170,196       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Partners Select Value              944,904      936,623       75,555       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Partners Small Cap Equity          557,309      310,825       26,458       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Partners Small Cap Value         1,256,997    1,776,490      136,505       N/A       802        10       N/A
------------------------------------------------------------------------------------------------------------
Short Duration U.S.              1,342,344    1,762,259       97,004       N/A       N/A       N/A        12
Government
------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage           260,643      373,486       45,007       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
------------------------------------------------------------------------------------------------------------
Dividend Opportunity            $3,563,045   $2,220,149     $257,746       N/A       N/A       N/A       $13
------------------------------------------------------------------------------------------------------------
Real Estate                        276,727      189,408       17,500       N/A       N/A       N/A         9

------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 144

FUND                               CLASS A      CLASS B      CLASS C   CLASS D  CLASS R2  CLASS R3   CLASS W
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
------------------------------------------------------------------------------------------------------------
Cash Management                 $4,969,177     $714,712      $45,638       N/A       N/A       N/A  $154,441
------------------------------------------------------------------------------------------------------------
Disciplined Equity               3,199,228      550,860       31,395       N/A       $22       $11  3,483,0-
                                                                                                          17
------------------------------------------------------------------------------------------------------------
Disciplined Small and Mid Cap       44,049       12,319        1,632       N/A       N/A       N/A    54,372
Equity
------------------------------------------------------------------------------------------------------------
Disciplined Small Cap Value         31,837        4,226          546       N/A        20        11       N/A
------------------------------------------------------------------------------------------------------------
Floating Rate                      795,373      357,536      206,462       N/A       N/A       N/A        11
------------------------------------------------------------------------------------------------------------
Growth                           5,186,203    3,166,050      179,547       N/A        24        12        12
------------------------------------------------------------------------------------------------------------
Income Opportunities               389,032      363,715       41,252       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Inflation Protected                319,398      259,775       51,658       N/A       N/A       N/A   205,664
Securities
------------------------------------------------------------------------------------------------------------
Large Cap Equity                10,775,702    7,098,566      270,367       N/A        22        11       N/A
------------------------------------------------------------------------------------------------------------
Large Cap Value                    123,733      118,887        8,842       N/A        19         9       N/A
------------------------------------------------------------------------------------------------------------
Limited Duration Bond              155,586       94,180       16,366       N/A       N/A       N/A        14
------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
------------------------------------------------------------------------------------------------------------
California Tax-Exempt              417,044       57,189       20,845       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Diversified Bond                 4,896,633    3,027,276      237,190       N/A        36        18  1,101,5-
                                                                                                          84
------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt               705,661      176,620       75,716       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                135,961       41,064        7,302       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
------------------------------------------------------------------------------------------------------------
Balanced                         1,987,290      415,034       46,083       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth        35,017       16,268       10,920       N/A        47        24         2
------------------------------------------------------------------------------------------------------------
Disciplined Large Cap                   32           29           16       N/A         8         4         4
Value(c)
------------------------------------------------------------------------------------------------------------
Diversified Equity Income       14,226,095    9,229,184    1,111,495       N/A    25,252   280,029        11
------------------------------------------------------------------------------------------------------------
Mid Cap Value                    4,837,635    2,497,777      514,655       N/A    27,209    40,679        11
------------------------------------------------------------------------------------------------------------
Strategic Allocation             4,342,136    2,269,489      693,509       N/A        24        12       N/A
------------------------------------------------------------------------------------------------------------
Strategic Income Allocation        362,627      149,282       45,011       N/A         5         2       N/A
------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
------------------------------------------------------------------------------------------------------------
Absolute Return Currency and        12,511          103          121       N/A       N/A       N/A        12
Income
------------------------------------------------------------------------------------------------------------
Disciplined International           35,989       12,465        1,873       N/A       N/A       N/A   302,194
Equity
------------------------------------------------------------------------------------------------------------
Emerging Markets Bond               23,088        6,858          967       N/A       N/A       N/A    43,590
------------------------------------------------------------------------------------------------------------
Global Bond                        653,140      555,147       27,011       N/A       N/A       N/A    27,525
------------------------------------------------------------------------------------------------------------
Global Technology                  316,437      417,897       35,534       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Partners International Select      864,996      713,266       53,784       N/A       N/A       N/A       N/A
Growth
------------------------------------------------------------------------------------------------------------
Partners International Select    4,540,785    4,105,615      323,352       N/A       N/A       N/A       N/A
Value
------------------------------------------------------------------------------------------------------------
Partners International Small       187,148      182,855       11,413       N/A       N/A       N/A       N/A
Cap
------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets    1,243,096      824,011       54,847       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Threadneedle European Equity       249,567      307,051       17,890       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity       1,638,700    1,107,840       68,437       N/A        24        12        12
------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity             N/A          N/A          N/A       N/A       N/A       N/A       N/A
Income
------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended           N/A          N/A          N/A       N/A       N/A       N/A       N/A
Alpha
------------------------------------------------------------------------------------------------------------
Threadneedle International       1,217,677      773,607       35,773       N/A        23        12       N/A
Opportunity

------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 145

FUND                               CLASS A      CLASS B      CLASS C   CLASS D  CLASS R2  CLASS R3   CLASS W
------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt           $176,543      $83,974      $32,953       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Mid Cap Growth                   2,325,844    1,652,668       75,602       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Tax-Exempt Bond                  1,823,472      352,820       53,497       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income           6,999,748    1,047,672      155,358       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market            123,262          N/A          N/A       N/A       N/A       N/A       N/A
------------------------------------------------------------------------------------------------------------



(a) The fund changed its fiscal year effective Jan. 31, 2008 from May 31 to Jan. 31. the information shown is for the period from June 1, 2007 through Jan. 31, 2008.

(b) For the period from Oct. 18, 2007 (when shares became publicly available) to April 30, 2008.

(c) For the period from Aug. 1, 2008 (when shares became publicly available) to Sept. 30, 2008.

FOR FUNDS WITH CLASS B AND CLASS C SHARES:

The following table provides the amount of distribution expenses, as a dollar amount and as a percentage of net assets, incurred by the distributor and not yet reimbursed ("unreimbursed expense") for Class B and Class C shares. These amounts are based on the most recent information available as of July 31, 2008 and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

                  TABLE 24. UNREIMBURSED DISTRIBUTION EXPENSES

                                                            PERCENTAGE OF               PERCENTAGE OF
                                                                  CLASS B                     CLASS C
FUND                                               CLASS B     NET ASSETS      CLASS C     NET ASSETS
-------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity                           $80,000          3.51%      $12,000          1.06%
-------------------------------------------------------------------------------------------------------
130/30 U.S. Equity                                  20,000          2.86%        2,000          0.82%
-------------------------------------------------------------------------------------------------------

Absolute Return Currency and Income                 69,000          3.94%       46,000          0.57%
-------------------------------------------------------------------------------------------------------

Balanced                                           961,000          3.31%       32,000          0.76%
-------------------------------------------------------------------------------------------------------

California Tax-Exempt                              114,000          2.46%       21,000          0.76%
-------------------------------------------------------------------------------------------------------

Cash Management                                  3,772,000          4.38%       37,000          0.48%
-------------------------------------------------------------------------------------------------------

Disciplined Equity                                 923,000          2.61%       23,000          0.83%
-------------------------------------------------------------------------------------------------------

Disciplined International Equity                   549,000          3.11%       14,000          0.73%
-------------------------------------------------------------------------------------------------------

Disciplined Large Cap Growth                        94,000          3.82%       11,000          0.62%
-------------------------------------------------------------------------------------------------------

Disciplined Small and Mid Cap Equity                44,000          4.37%        1,000          0.61%
-------------------------------------------------------------------------------------------------------

Disciplined Small Cap Value                         13,000          3.74%        1,000          1.82%
-------------------------------------------------------------------------------------------------------

Diversified Bond                                 7,263,000          2.79%      231,000          0.72%
-------------------------------------------------------------------------------------------------------

Diversified Equity Income                       22,098,000          3.08%      723,000          0.70%
-------------------------------------------------------------------------------------------------------

Dividend Opportunity                             3,917,000          2.91%      140,000          0.69%
-------------------------------------------------------------------------------------------------------

Emerging Markets Bond                               63,000          3.90%       23,000          8.57%
-------------------------------------------------------------------------------------------------------

Equity Value                                     2,010,000          2.18%       44,000          0.84%
-------------------------------------------------------------------------------------------------------

Floating Rate                                    1,219,000          5.26%      119,000          0.60%
-------------------------------------------------------------------------------------------------------

Global Bond                                      1,469,000          2.89%       36,000          0.72%
-------------------------------------------------------------------------------------------------------

Global Technology                                  524,000          2.40%       25,000          0.88%
-------------------------------------------------------------------------------------------------------

Growth                                           5,875,000          3.10%      128,000          0.98%
-------------------------------------------------------------------------------------------------------

High Yield Bond                                  4,044,000          2.95%      126,000          0.73%
-------------------------------------------------------------------------------------------------------

Income Builder Basic Income                      1,905,000          5.31%       57,000          0.49%
-------------------------------------------------------------------------------------------------------

Income Builder Enhanced Income                   1,505,000          5.35%       60,000          0.50%
-------------------------------------------------------------------------------------------------------

Income Builder Moderate Income                   2,990,000          5.12%       84,000          0.43%
-------------------------------------------------------------------------------------------------------

Income Opportunities                               907,000          3.49%       33,000          0.85%
-------------------------------------------------------------------------------------------------------

Inflation Protected Securities                   1,169,000          3.26%       76,000          0.71%
-------------------------------------------------------------------------------------------------------

Intermediate Tax-Exempt                            134,000          2.62%       18,000          0.78%
-------------------------------------------------------------------------------------------------------

Large Cap Equity                                13,585,000          3.14%      175,000          0.84%

-------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 146

                                                            PERCENTAGE OF               PERCENTAGE OF
                                                                  CLASS B                     CLASS C
FUND                                               CLASS B     NET ASSETS      CLASS C     NET ASSETS
-------------------------------------------------------------------------------------------------------
Large Cap Value                                   $228,000          3.10%       $5,000          0.75%
-------------------------------------------------------------------------------------------------------

Limited Duration Bond                              272,000          3.70%       11,000          0.70%
-------------------------------------------------------------------------------------------------------

Mid Cap Growth                                   2,133,000          2.56%       32,000          0.67%
-------------------------------------------------------------------------------------------------------

Mid Cap Value                                    6,131,000          3.21%      397,000          0.69%
-------------------------------------------------------------------------------------------------------

Minnesota Tax-Exempt                               295,000          2.12%       61,000          0.73%
-------------------------------------------------------------------------------------------------------

New York Tax-Exempt                                 73,000          2.10%        5,000          0.70%
-------------------------------------------------------------------------------------------------------

Partners Aggressive Growth                       1,105,000          2.05%       21,000          0.73%
-------------------------------------------------------------------------------------------------------

Partners Fundamental Value                       3,470,000          2.89%      106,000          0.79%
-------------------------------------------------------------------------------------------------------

Partners International Select Growth             1,336,000          2.59%       38,000          0.68%
-------------------------------------------------------------------------------------------------------

Partners International Select Value              6,207,000          2.93%      177,000          0.73%
-------------------------------------------------------------------------------------------------------

Partners International Small Cap                   326,000          3.32%        7,000          0.78%
-------------------------------------------------------------------------------------------------------

Partners Select Value                            1,739,000          2.90%       42,000          0.69%
-------------------------------------------------------------------------------------------------------

Partners Small Cap Equity                          597,000          2.86%       17,000          0.85%
-------------------------------------------------------------------------------------------------------

Partners Small Cap Growth                          602,000          2.36%       25,000          0.77%
-------------------------------------------------------------------------------------------------------

Partners Small Cap Value                         2,612,000          2.56%       78,000          0.85%
-------------------------------------------------------------------------------------------------------

Portfolio Builder Aggressive                     3,422,000          4.11%      106,000          0.68%
-------------------------------------------------------------------------------------------------------

Portfolio Builder Conservative                   1,747,000          4.11%       73,000          0.71%
-------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate                       7,973,000          4.33%      281,000          0.69%
-------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate Aggressive            7,382,000          4.15%      229,000          0.67%
-------------------------------------------------------------------------------------------------------

Portfolio Builder Moderate Conservative          3,205,000          4.37%      124,000          0.68%
-------------------------------------------------------------------------------------------------------

Portfolio Builder Total Equity                   2,926,000          4.09%       96,000          0.69%
-------------------------------------------------------------------------------------------------------

Precious Metals and Mining                         392,000          2.68%       14,000          0.58%
-------------------------------------------------------------------------------------------------------

Real Estate                                        513,000          3.86%       10,000          0.72%
-------------------------------------------------------------------------------------------------------

Short Duration U.S. Government                   4,044,000          3.11%       71,000          0.74%
-------------------------------------------------------------------------------------------------------

Small Cap Advantage                              1,042,000          2.71%       32,000          0.75%
-------------------------------------------------------------------------------------------------------

Small Company Index                              2,085,000          2.31%          N/A            N/A
-------------------------------------------------------------------------------------------------------

Strategic Allocation                             8,312,000          4.40%      375,000          0.57%
-------------------------------------------------------------------------------------------------------

Strategic Income Allocation                        654,000          3.80%       29,000          0.51%
-------------------------------------------------------------------------------------------------------

Tax-Exempt Bond                                    442,000          2.10%       38,000          0.69%
-------------------------------------------------------------------------------------------------------

Tax-Exempt High Income                           1,420,000          2.20%      114,000          0.79%
-------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets                    1,255,000          2.20%       41,000          0.66%
-------------------------------------------------------------------------------------------------------

Threadneedle European Equity                       274,000          1.67%       13,000          0.80%
-------------------------------------------------------------------------------------------------------

Threadneedle Global Equity                       1,874,000          2.88%       60,000          0.80%
-------------------------------------------------------------------------------------------------------

Threadneedle International Opportunity           1,073,000          2.52%       24,000          0.84%
-------------------------------------------------------------------------------------------------------
U.S. Government Mortgage                           989,000          3.47%       31,000          0.75%
-------------------------------------------------------------------------------------------------------


PAYMENTS TO FINANCIAL INSTITUTIONS

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial institutions, including inter-company allocation of resources or payment to affiliated broker-dealers, in connection with agreements between the distributor and financial institutions pursuant to which these financial institutions sell fund shares and provide services to their clients who are shareholders of the funds. These payments and intercompany allocations (collectively, "payments") do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial institutions for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial

Statement of Additional Information - Nov. 28, 2008                     Page 147
institutions for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial institution to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial institution, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial institution and/or as a percentage of fund sales attributable to the financial institution. Certain financial institutions require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges -- fees that a financial institution charges its representatives for effecting transactions in the funds. The amount of payment varies by financial institution, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial institution in addition to such asset-based fees, are considered on a case-by-case basis.

MARKETING AND SALES SUPPORT
Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial institution's personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial institution's organization, including placement of the fund on the financial institution's preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial institution, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial institution.

PROGRAM AND SHAREHOLDER SERVICING
Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial institution to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial institution may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

OTHER PAYMENTS
The distributor and its affiliates may separately pay financial institutions in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial institution employees, client and investor events and other financial institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law.

From time to time, to the extent permitted by SEC and NASD rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial institutions or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial institutions and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial institution to the extent the cost of such services was less than the actual expense of the service.

FINANCIAL INSTITUTION ARRANGEMENTS
The financial institution through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.


Statement of Additional Information - Nov. 28, 2008                     Page 148

If you have questions regarding the specific details regarding the payments your financial institution may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial institution.

CUSTODIAN SERVICES

Custody information varies depending on the fund's investment category. You can find your fund's investment category in Table 1.

FOR BALANCED, EQUITY, FUNDS-OF-FUNDS, TAXABLE MONEY MARKET AND TAXABLE FIXED INCOME FUNDS OTHER THAN 120/20 CONTRARIAN EQUITY, 130/30 U.S. EQUITY, DIVERSIFIED BOND HIGH YIELD BOND THREADNEEDLE GLOBAL EQUITY INCOME AND THREADNEEDLE GLOBAL EXTENDED ALPHA: The fund's securities and cash are held by Ameriprise Trust Company, 200 Ameriprise Financial Center, Minneapolis, MN 55474, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR 120/20 CONTRARIAN EQUITY AND 130/30 U.S. EQUITY: The fund's securities and cash are held by The Bank of New York, 90 Washington Street, New York, NY 10286, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of The Bank of New York or in other financial institutions as permitted by law.

FOR THREADNEEDLE GLOBAL EQUITY INCOME FUND AND THREADNEEDLE GLOBAL EXTENDED ALPHA FUND: The funds' securities and cash are held pursuant to a custodian agreement with JPMorgan Chase Bank, N.A., 1 Chase Manhattan Plaza, 19th Floor, New York, NY 10005. The custodian is permitted to deposit some or all of their securities in central depository systems as allowed by federal law. For its services, each fund pays its custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR STATE TAX-EXEMPT FIXED INCOME, TAX-EXEMPT FIXED INCOME AND TAX-EXEMPT MONEY MARKET FUNDS, AS WELL AS DIVERSIFIED BOND AND HIGH YIELD BOND: The fund's securities and cash are held by U.S. Bank National Association, 180 E. Fifth St., St. Paul, MN 55101-1631, through a custodian agreement. The custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. For its services, the fund pays the custodian a maintenance charge and a charge per transaction in addition to reimbursing the custodian's out-of-pocket expenses.

FOR ALL FUNDS: The custodian has entered into a subcustodian agreement with The Bank of New York, 90 Washington Street, New York, NY 10286. As part of this arrangement, securities purchased outside the United States are maintained in the custody of various foreign branches of The Bank of New York or in other financial institutions as permitted by law and by the fund's subcustodian agreement.

BOARD SERVICES CORPORATION

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services' responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

ORGANIZATIONAL INFORMATION

Each fund is an open-end management investment company. The fund's headquarters are at 901 S. Marquette Ave., Suite 2810, Minneapolis, MN 55402-3268.

SHARES

The shares of a fund represent an interest in that fund's assets only (and profits or losses), and, in the event of liquidation, each share of a fund would have the same rights to dividends and assets as every other share of that fund.


Statement of Additional Information - Nov. 28, 2008                     Page 149

VOTING RIGHTS

As a shareholder in a fund, you have voting rights over the fund's management and fundamental policies. You are entitled to vote based on your total dollar interest in the fund. Each class, if applicable, has exclusive voting rights with respect to matters for which separate class voting is appropriate under applicable law. All shares have cumulative voting rights with respect to the election of Board members. This means that you have as many votes as the dollar amount you own, including the fractional amount, multiplied by the number of members to be elected.

DIVIDEND RIGHTS

Dividends paid by a fund, if any, with respect to each applicable class of shares will be calculated in the same manner, at the same time, on the same day, and will be in the same amount, except for differences resulting from differences in fee structures.

SHAREHOLDER LIABILITY

For funds organized as Massachusetts business trusts, under Massachusetts law, shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for its obligation. However, the Declaration of Trust that establishes a trust, a copy of which, together with all amendments thereto (the "Declaration of Trust"), is on file with the office of the Secretary of the Commonwealth of Massachusetts for each applicable fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trust, or of any fund in the Trust. The Declaration of Trust provides that, if any shareholder (or former shareholder) of a fund in the Trust is charged or held to be personally liable for any obligation or liability of the Trust, or of any fund in the Trust, solely by reason of being or having been a shareholder and not because of such shareholder's acts or omissions or for some other reason, the Trust (upon request of the shareholder) shall assume the defense against such charge and satisfy any judgment thereon, and the shareholder or former shareholder (or the heirs, executors, administrators or other legal representatives thereof, or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled (but solely out of the assets of the fund of which such shareholder or former shareholder is or was the holder of shares) to be held harmless from and indemnified against all loss and expense arising from such liability.

The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bond and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually, but only upon the assets and property of the Trust, and that the Trustees will not be liable for any action or failure to act, errors of judgment, or mistakes of fact or law, but nothing in the Declaration of Trust or other agreement with a Trustee protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. By becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

               TABLE 25. FUND HISTORY TABLE FOR RIVERSOURCE FUNDS

                                                                                                 FISCAL
                                       DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE BOND SERIES,         4/29/81, 6/13/86(1)                Corporation       NV/MN       7/31
  INC.(2)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Floating Rate                               2/16/06                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Income                                      6/19/03                                                Yes
  Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Inflation                                   3/4/04                                                  No
  Protected Securities Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Limited Duration                            6/19/03                                                Yes
  Bond Fund
-----------------------------------------------------------------------------------------------------------------------

CALIFORNIA TAX-EXEMPT TRUST            4/7/86                     Business Trust       MA       8/31(10)
-----------------------------------------------------------------------------------------------------------------------
RiverSource California Tax-                             8/18/86                                                 No
  Exempt Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE DIMENSIONS SERIES,   2/20/68, 6/13/86(1)                Corporation       NV/MN       7/31
  INC.
-----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small                           5/18/06                                                Yes
  and Mid Cap Equity Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Small                           2/16/06                                                Yes
  Cap Value Fund

-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 150

                                                                                                 FISCAL
                                       DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE DIVERSIFIED INCOME   6/27/74, 6/31/86(1)                Corporation       NV/MN       8/31
  SERIES, INC.(2)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Diversified Bond                            10/3/74                                                Yes
  Fund(3)
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE EQUITY SERIES,       3/18/57, 6/13/86(1)                Corporation       NV/MN       11/30
  INC.
-----------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Growth                              6/4/57                                                 Yes
  Fund(4)
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GLOBAL SERIES,            10/28/88                      Corporation        MN         10/31
  INC.
-----------------------------------------------------------------------------------------------------------------------
RiverSource Absolute Return                             6/15/06                                                 No
  Currency and Income Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Emerging Markets                            2/16/06                                                 No
  Bond Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Global Bond Fund                            3/20/89                                                 No
-----------------------------------------------------------------------------------------------------------------------
RiverSource Global Technology                          11/13/96                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------
Threadneedle Emerging Markets                          11/13/96                                                Yes
  Fund(4),(5),(11)
-----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                              5/29/90                                                Yes
  Fund(5),(6),(11)
-----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity                              8/1/08                                                 Yes
  Income Fund
-----------------------------------------------------------------------------------------------------------------------
Threadneedle Global Extended                            8/1/08                                                 Yes
  Alpha Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE GOVERNMENT INCOME          3/12/85                      Corporation        MN         5/31
  SERIES, INC.
-----------------------------------------------------------------------------------------------------------------------
RiverSource Short Duration                              8/19/85                                                Yes
  U.S. Government Fund(3)
-----------------------------------------------------------------------------------------------------------------------
RiverSource U.S. Government                             2/14/02                                                Yes
  Mortgage Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE HIGH YIELD INCOME          8/17/83                      Corporation        MN         5/31
  SERIES, INC.
-----------------------------------------------------------------------------------------------------------------------
RiverSource High Yield Bond                             12/8/83                                                Yes
  Fund(3)
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INCOME SERIES,       2/10/45; 6/13/86(1)                Corporation       NV/MN       1/31
  INC.(7)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder                              2/16/06                                                 No
  Basic Income Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder                              2/16/06                                                 No
  Enhanced Income Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Income Builder                              2/16/06                                                 No
  Moderate Income Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL              5/9/01                       Corporation        MN         10/31
  MANAGERS SERIES, INC.(2)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                    9/28/01                                                Yes
  International Select Growth
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                    9/28/01                                                Yes
  International Select Value
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Partners                                    10/3/02                                                Yes
  International Small Cap
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INTERNATIONAL              7/18/84                      Corporation        MN         10/31
  SERIES, INC.(2)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                                 5/18/06                                                Yes
  International Equity Fund
-----------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity                            6/26/00                                                Yes
  Fund(5),(11)
-----------------------------------------------------------------------------------------------------------------------
Threadneedle International                             11/15/84                                                Yes
  Opportunity Fund(4),(5),(11)
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE INVESTMENT SERIES,   1/18/40; 6/13/86(1)                Corporation       NV/MN       9/30
  INC.
-----------------------------------------------------------------------------------------------------------------------
RiverSource Balanced Fund(4)                            4/16/40                                                Yes
-----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large                           5/17/07                                                Yes
  Cap Growth Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined Large                           8/1/08                                                 Yes
  Cap Value Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Diversified                                10/15/90                                                Yes
  Equity Income Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Mid Cap Value                               2/14/02                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE LARGE CAP SERIES,    5/21/70, 6/13/86(1)                Corporation       NV/MN       7/31
  INC.(2)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Disciplined                                 4/24/03                                                Yes
  Equity Fund(4)
-----------------------------------------------------------------------------------------------------------------------
RiverSource Growth Fund                                 3/1/72                                                 Yes
-----------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Equity                            3/28/02                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Large Cap Value                             6/27/02                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MANAGERS SERIES,           3/20/01                      Corporation        MN         5/31
  INC.(2)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners                                    4/24/03                                                Yes
  Aggressive Growth Fund(11)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners                                    6/18/01                                                Yes
  Fundamental Value Fund(11)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Select                             3/8/02                                                 Yes
  Value Fund(11)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small                              3/8/02                                                 Yes
  Cap Equity Fund(4),(11)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small                              6/18/01                                                Yes
  Cap Value Fund(11)

-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 151

                                                                                                 FISCAL
                                       DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
-----------------------------------------------------------------------------------------------------------------------
RIVERSOURCE MARKET ADVANTAGE           8/25/89                      Corporation        MN         1/31
  SERIES, INC.
-----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder                           3/4/04                                                 Yes
  Conservative Fund
-----------------------------------------------------------------------------------------------------------------------
RiverSource Portfolio Builder                           3/4/04                                                 Yes
  Moderate Conservative Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder                           3/4/04                                                 Yes
  Moderate Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder                           3/4/04                                                 Yes
  Moderate Aggressive Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder                           3/4/04                                                 Yes
  Aggressive Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Portfolio Builder                           3/4/04                                                 Yes
  Total Equity Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource S&P 500 Index                              10/25/99                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Small Company                               8/19/96                                                Yes
  Index Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE MONEY MARKET         8/22/75; 6/13/86(1)                Corporation       NV/MN       7/31
  SERIES, INC.
-----------------------------------------------------------------------------------------------------------------------

RiverSource Cash Management                             10/6/75                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SECTOR SERIES,             3/25/88                      Corporation        MN         6/30
  INC.
-----------------------------------------------------------------------------------------------------------------------

RiverSource Dividend                                    8/1/88                                                 Yes
  Opportunity Fund(8)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Real Estate Fund                            3/4/04                                                 Yes
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SELECTED SERIES,           10/5/84                      Corporation        MN         3/31
  INC.
-----------------------------------------------------------------------------------------------------------------------

RiverSource Precious Metals                             4/22/85                                                 No
  and Mining Fund(9)
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SERIES TRUST(14)           1/27/06                    Business Trust       MA         4/30
-----------------------------------------------------------------------------------------------------------------------

RiverSource 120/20 Contrarian                          10/18/07                                                Yes
  Equity Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource 130/30 U.S.                                10/18/07                                                Yes
  Equity Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                             5/18/06                                                 No
  2010 Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                             5/18/06                                                 No
  2015 Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                             5/18/06                                                 No
  2020 Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                             5/18/06                                                 No
  2025 Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                             5/18/06                                                 No
  2030 Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                             5/18/06                                                 No
  2035 Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                             5/18/06                                                 No
  2040 Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Retirement Plus                             5/18/06                                                 No
  2045 Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SHORT TERM           4/23/68, 6/13/86(1)                Corporation       NV/MN       7/31
  INVESTMENTS SERIES, INC.(15)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Short-Term Cash                             9/26/06                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE SPECIAL TAX-EXEMPT         4/7/86                     Business Trust       MA       8/31(10)
  SERIES TRUST
-----------------------------------------------------------------------------------------------------------------------

RiverSource Minnesota Tax-                              8/18/86                                                 No
  Exempt Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource New York Tax-                               8/18/86                                                 No
  Exempt Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGIC                  10/9/84                      Corporation        MN         9/30
  ALLOCATION SERIES, INC.(2)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic                                   1/23/85                                                Yes
  Allocation Fund(4)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Strategic Income                            5/17/07                                                Yes
  Allocation Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE STRATEGY SERIES,           1/24/84                      Corporation        MN         3/31
  INC.
-----------------------------------------------------------------------------------------------------------------------

RiverSource Equity Value Fund                           5/14/84                                                Yes
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Small                              1/24/01                                                Yes
  Cap Growth Fund(11)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Small Cap                                   5/4/99                                                 Yes
  Advantage Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT INCOME   12/21/78; 6/13/86(1)                Corporation       NV/MN       11/30
  SERIES, INC.(2)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt High                             5/7/79                                                 Yes
  Income Fund(4)
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT MONEY     2/29/80, 6/13/86(1)                Corporation       NV/MN       12/31
  MARKET SERIES, INC.(2)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Money                            8/5/80                                                 Yes
  Market Fund(4)
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE TAX-EXEMPT SERIES,   9/30/76, 6/13/86(1)                Corporation       NV/MN       11/30
  INC.
-----------------------------------------------------------------------------------------------------------------------

RiverSource Intermediate Tax-                          11/13/96                                                Yes
  Exempt Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Tax-Exempt Bond                            11/24/76                                                Yes
  Fund
-----------------------------------------------------------------------------------------------------------------------

RIVERSOURCE VARIABLE SERIES             9/07                      Business Trust       MA         12/31
  TRUST(12)

-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 152

                                                                                                 FISCAL
                                       DATE OF        DATE BEGAN      FORM OF       STATE OF      YEAR
FUND*                               ORGANIZATION      OPERATIONS   ORGANIZATION   ORGANIZATION     END    DIVERSIFIED**
-----------------------------------------------------------------------------------------------------------------------
Disciplined Asset Allocation                            5/1/08                                                 Yes
  Portfolios - Aggressive
-----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                            5/1/08                                                 Yes
  Portfolios - Conservative
-----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                            5/1/08                                                 Yes
  Portfolios - Moderate
-----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                            5/1/08                                                 Yes
  Portfolios - Moderately
  Aggressive
-----------------------------------------------------------------------------------------------------------------------

Disciplined Asset Allocation                            5/1/08                                                 Yes
  Portfolios - Moderately
  Conservative
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Variable                           5/1/06                                                 Yes
  Portfolio - Fundamental
  Value Fund(11)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Variable                           2/4/04                                                 Yes
  Portfolio - Select Value
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Partners Variable                           8/14/01                                                Yes
  Portfolio - Small Cap Value
  Fund(11)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    4/30/86                                                Yes
  Portfolio - Balanced Fund(4)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   10/31/81                                                Yes
  Portfolio - Cash Management
  Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    9/10/04                                                Yes
  Portfolio - Core Equity Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   10/13/81                                                Yes
  Portfolio - Diversified Bond
  Fund(3)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    9/15/99                                                Yes
  Portfolio - Diversified
  Equity Income Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    5/1/96                                                  No
  Portfolio - Global Bond Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    9/13/04                                                 No
  Portfolio - Global Inflation
  Protected Securities
  Fund(13)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    9/15/99                                                Yes
  Portfolio - Growth Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    5/1/96                                                 Yes
  Portfolio - High Yield Bond
  Fund(3)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    6/1/04                                                 Yes
  Portfolio - Income
  Opportunities Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                   10/13/81                                                Yes
  Portfolio - Large Cap Equity
  Fund(5)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    02/4/04                                                Yes
  Portfolio - Large Cap Value
  Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    5/1/01                                                 Yes
  Portfolio - Mid Cap Growth
  Fund(4)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    5/2/05                                                 Yes
  Portfolio - Mid Cap Value
  Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    5/1/00                                                 Yes
  Portfolio - S&P 500 Index
  Fund
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    9/15/99                                                Yes
  Portfolio - Short Duration
  U.S. Government Fund(3)
-----------------------------------------------------------------------------------------------------------------------

RiverSource Variable                                    9/15/99                                                Yes
  Portfolio - Small Cap
  Advantage Fund
-----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                   5/1/00                                                 Yes
  Portfolio - Emerging Markets
  Fund(4),(5),(11)
-----------------------------------------------------------------------------------------------------------------------

Threadneedle Variable                                   1/13/92                                                Yes
  Portfolio - International
  Opportunity Fund(4),(5),(11)
-----------------------------------------------------------------------------------------------------------------------




    * Effective Oct. 1, 2005 American Express Funds changed its name to RiverSource funds and the names Threadneedle and Partners were removed from fund names.

   ** If a Non-diversified fund is managed as if it were a diversified fund for a period of three years, its status under the 1940 Act will convert automatically from Non-diversified to diversified. A diversified fund may convert to Non-diversified status only with shareholder approval.

  (1)    Date merged into a Minnesota corporation incorporated on April 7, 1986.

  (2) Effective April 21, 2006, AXP Discovery Series, Inc. changed its name to RiverSource Bond Series, Inc.; AXP Fixed Income Series, Inc. changed its name to RiverSource Diversified Income Series, Inc.; AXP Growth Series, Inc. changed its name to RiverSource Large Cap Series, Inc.; AXP High Yield Tax-Exempt Series, Inc. changed its name to RiverSource Tax-Exempt Income Series, Inc.; AXP Managed Series, Inc. changed its name to RiverSource Strategic Allocation Series, Inc.; AXP Partners International Series, Inc. changed its name to RiverSource International Managers Series, Inc.; AXP Partners Series, Inc. changed its name to RiverSource Managers Series, Inc.; AXP Tax-Free Money Series, Inc. changed its name to RiverSource Tax-Exempt Money Market Series, Inc.; and for all other corporations and business trusts, AXP was replaced with RiverSource in the registrant name.

  (3) Effective June 27, 2003, Bond Fund changed its name to Diversified Bond Fund, Federal Income Fund changed its name to Short Duration U.S. Government Fund and Extra Income Fund changed its name to High Yield Bond Fund, Variable Portfolio - Bond Fund changed its name to Variable Portfolio - Diversified Bond Fund, Variable Portfolio - Extra Income Fund changed its name to Variable Portfolio - High Yield Bond Fund and Variable Portfolio - Federal Income Fund changed its name to Variable Portfolio - Short Duration U.S. Government Fund.

  (4) Effective Oct. 1, 2005, Equity Select Fund changed its name to Mid Cap Growth Fund, High Yield Tax-Exempt Fund changed its name to Tax-Exempt High Income Fund, Managed Allocation Fund changed its name to Strategic Allocation Fund, Mutual changed its name to Balanced Fund, Partners Growth Fund changed its name to Fundamental Growth Fund, Partners International Core Fund changed its name to International Equity Fund, Partners Small Cap Core Fund changed its name to Small Cap Equity Fund, Quantitative Large Cap Equity Fund changed its name to Disciplined Equity Fund, Tax-Free Money Fund changed its name to Tax-Exempt Money Market Fund,

Statement of Additional Information - Nov. 28, 2008                     Page 153
         and Threadneedle International Fund changed its name to International Opportunity Fund. Variable Portfolio - Equity Select Fund changed its name to Variable Portfolio - Mid Cap Growth Fund, Variable
         Portfolio - Threadneedle Emerging Markets Fund changed its name to Variable Portfolio - Emerging Markets Fund, Variable
         Portfolio - Threadneedle International Fund changed its name to Variable Portfolio - International Opportunity Fund, and Variable Portfolio - Managed Fund changed its name to Variable
         Portfolio - Balanced Fund.

  (5) Effective July 9, 2004, Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund, European Equity Fund changed its name to Threadneedle European Equity Fund, Global Equity Fund changed its name to Threadneedle Global Equity Fund, and International Fund changed its name to Threadneedle International Fund, Variable Portfolio - Capital Resource Fund changed its name to Variable Portfolio - Large Cap Equity Fund, Variable Portfolio - Emerging Markets Fund changed its name to Variable Portfolio - Threadneedle Emerging Markets Fund and Variable Portfolio - International Fund changed its name to Variable Portfolio - Threadneedle International Fund.

  (6) Effective Oct. 20, 2003, Global Growth Fund changed its name to Global Equity Fund.

  (7) Effective Jan. 31, 2008, the fiscal year end was changed from May 31 to Jan. 31.

  (8) Effective Feb. 18, 2004, Utilities Fund changed its name to Dividend Opportunity Fund.

  (9) Effective Nov. 1, 2006, Precious Metals Fund changed its name to Precious Metals and Mining Fund.

 (10) Effective April 13, 2006, the fiscal year end was changed from June 30 to Aug. 31.

 (11) Effective March 31, 2008, RiverSource Emerging Markets Fund changed its name to Threadneedle Emerging Markets Fund; RiverSource Global Equity Fund changed its name to Threadneedle Global Equity Fund; RiverSource European Equity Fund changed its name to Threadneedle European Equity Fund; RiverSource International Opportunity Fund changed its name to Threadneedle International Opportunity Fund; RiverSource International Aggressive Growth Fund changed its name to RiverSource Partners International Select Growth Fund; RiverSource International Select Value Fund changed its name to RiverSource Partners International Select Value Fund; RiverSource International Small Cap Fund changed its name to RiverSource Partners International Small Cap Fund; RiverSource Aggressive Growth Fund changed its name to RiverSource Partners Aggressive Growth Fund; RiverSource Fundamental Value Fund changed its name to RiverSource Partners Fundamental Value Fund; RiverSource Select Value Fund changed its name to RiverSource Partners Select Value Fund; RiverSource Small Cap Equity Fund changed its name to RiverSource Partners Small Cap Equity Fund; RiverSource Small Cap Value Fund changed its name to RiverSource Partners Small Cap Value Fund; RiverSource Small Cap Growth Fund changed its name to RiverSource Partners Small Cap Growth Fund; RiverSource Variable
         Portfolio - Fundamental Value Fund changed its name to RiverSource Partners Variable Portfolio - Fundamental Value Fund; RiverSource Variable Portfolio - Select Value Fund changed its name to RiverSource Partners Variable Portfolio - Select Value Fund; and RiverSource Variable Portfolio - Small Cap Value Fund changed its name to RiverSource Partners Variable Portfolio - Small Cap Value Fund.

 (12) Prior to January 2008, the assets of the funds in RiverSource Variable Series Trust were held by funds organized under six separate Minnesota Corporations.

 (13) Effective June 8, 2005, Variable Portfolio - Inflation Protected Securities Fund changed its name to Variable Portfolio - Global Inflation Protected Securities Fund.

 (14) Prior to September 11, 2007, RiverSource Series Trust was known as RiverSource Retirement Series Trust.

 (15) Prior to April 21, 2006, RiverSource Short Term Investments Series, Inc. was known as AXP Stock Series, Inc.


Statement of Additional Information - Nov. 28, 2008                     Page 154

BOARD MEMBERS AND OFFICERS

Shareholders elect a Board that oversees a fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of each fund's Board members. The RiverSource complex of funds each member oversees consists of 162 funds, which includes 104 RiverSource funds and 58 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

                             TABLE 26. BOARD MEMBERS

INDEPENDENT BOARD MEMBERS

                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF           PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Kathleen Blatz 901 S.    Board member      Chief Justice, Minnesota         None                    Board Governance,
Marquette Ave.           since 2006        Supreme Court, 1998-2006;                                Compliance,
Minneapolis, MN 55402                      Attorney                                                 Investment Review,
Age 54                                                                                              Joint Audit
----------------------------------------------------------------------------------------------------------------------

Arne H. Carlson 901 S.   Board member      Chair, RiverSource Funds, 1999-  None                    Board Governance,
Marquette Ave.           since 1999        2006; former Governor of                                 Compliance,
Minneapolis, MN 55402                      Minnesota                                                Contracts,
Age 73                                                                                              Executive,
                                                                                                    Investment Review
----------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton 901    Board member      President, Springboard-Partners  None                    Distribution,
S. Marquette Ave.        since 2007        in Cross Cultural Leadership                             Investment Review,
Minneapolis, MN 55402                      (consulting company)                                     Joint Audit
Age 54
----------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn 901    Board member      Trustee Professor of Economics   None                    Board Governance,
S. Marquette Ave.        since 2004        and Management, Bentley                                  Contracts,
Minneapolis, MN 55402                      College; former Dean, McCallum                           Investment Review
Age 57                                     Graduate School of Business,
                                           Bentley College
----------------------------------------------------------------------------------------------------------------------

Anne P. Jones 901 S.     Board member      Attorney and Consultant          None                    Board Governance,
Marquette Ave.           since 1985                                                                 Compliance,
Minneapolis, MN 55402                                                                               Executive,
Age 73                                                                                              Investment Review,
                                                                                                    Joint Audit
----------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA     Board member      Former Managing Director,        American Progressive    Distribution,
901 S. Marquette Ave.    since 2005        Shikiar Asset Management         Insurance               Investment Review,
Minneapolis, MN 55402                                                                               Joint Audit
Age 73
----------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.    Chair of the      President Emeritus and           Valmont Industries,     Board Governance,
901 S. Marquette Ave.    Board since       Professor of Economics,          Inc. (manufactures      Compliance,
Minneapolis, MN 55402    2007, Board       Carleton College                 irrigation systems)     Contracts,
Age 69                   member since                                                               Executive,
                         2002                                                                       Investment Review
----------------------------------------------------------------------------------------------------------------------

John F. Maher            Board member      Retired President and Chief      None                    Distribution,
100 Park Avenue          since 2008*       Executive Officer and former                             Investment Review,
New York, NY 10017                         Director, Great Western                                  Joint Audit
Age 64                                     Financial Corporation (bank
                                           holding company) and its
                                           principal subsidiary, Great
                                           Western Bank (federal savings
                                           bank)
----------------------------------------------------------------------------------------------------------------------

Catherine James Paglia   Board member      Director, Enterprise Asset       None                    Compliance,
901 S. Marquette Ave.    since 2004        Management, Inc. (private real                           Contracts,
Minneapolis, MN 55402                      estate and asset management                              Distribution,
Age 56                                     company)                                                 Executive,
                                                                                                    Investment Review

----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 155

                           POSITION HELD
                          WITH FUNDS AND
                             LENGTH OF           PRINCIPAL OCCUPATION                OTHER               COMMITTEE
   NAME, ADDRESS, AGE         SERVICE           DURING PAST FIVE YEARS           DIRECTORSHIPS          MEMBERSHIPS
----------------------------------------------------------------------------------------------------------------------
Leroy C. Richie          Board member      Counsel, Lewis & Munday, P.C.;   Lead Outside Director,  Contracts,
100 Park Avenue          since 2008        Director, Vibration Control      Digital Ally, Inc.      Distribution,
New York, NY 100                           Technologies, LLC (auto          (digital imaging); and  Investment Review
Age 66                                     vibration technology); Director  Infinity, Inc. (oil
                                           and Chairman, Highland Park      and gas exploration
                                           Michigan Economic Development    and production);
                                           Corp; and Chairman, Detroit      Director, OGE Energy
                                           Public Schools Foundation.       Corp. (energy and
                                           Formerly, Chairman and Chief     energy services
                                           Executive Officer, Q Standards   provider offering
                                           Worldwide, Inc. (library of      physical delivery and
                                           technical standards); Director,  related services for
                                           Kerr-McGee Corporation           both electricity and
                                           (diversified energy and          natural gas).
                                           chemical company); Trustee, New
                                           York University Law Center
                                           Foundation; Vice Chairman,
                                           Detroit Medical Center and
                                           Detroit Economic Growth Corp.
----------------------------------------------------------------------------------------------------------------------

Alison Taunton-Rigby     Board member      Chief Executive Officer and      Idera Pharmaceuticals,  Contracts,
901 S. Marquette Ave.    since 2002        Director, RiboNovix, Inc. since  Inc. (biotechnology);   Distribution,
Minneapolis, MN 55402                      2003 (biotechnology); former     Healthways, Inc.        Executive,
Age 64                                     President, Forester Biotech      (health management      Investment Review
                                                                            programs)
----------------------------------------------------------------------------------------------------------------------



    *    Mr. Maher will become a Board member effective December 2008.

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF               PRINCIPAL OCCUPATION                                   COMMITTEE
       NAME, ADDRESS, AGE              SERVICE               DURING PAST FIVE YEARS           OTHER DIRECTORSHIPS   MEMBERSHIPS
--------------------------------------------------------------------------------------------------------------------------------
William F. Truscott               Board member      President - U.S. Asset Management and     None                 Investment
53600 Ameriprise Financial        since 2001, Vice  Chief Investment Officer, Ameriprise                           Review
Center                            President since   Financial, Inc. and President, Chairman
Minneapolis, MN 55474             2002              of the Board and Chief Investment
Age 48                                              Officer, RiverSource Investments, LLC
                                                    since 2005; Director, President and
                                                    Chief Executive Officer, Ameriprise
                                                    Certificate Company and Chairman of the
                                                    Board, Chief Executive Officer and
                                                    President, RiverSource Distributors,
                                                    Inc. since 2006; Senior Vice
                                                    President - Chief Investment Officer,
                                                    Ameriprise Financial, Inc. and Chairman
                                                    of the Board and Chief Investment
                                                    Officer, RiverSource Investments, LLC,
                                                    2001-2005
--------------------------------------------------------------------------------------------------------------------------------



    * Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.


Statement of Additional Information - Nov. 28, 2008                     Page 156

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the fund's other officers are:

                            TABLE 27. FUND OFFICERS

                                    POSITION HELD
                                   WITH FUNDS AND
                                      LENGTH OF                  PRINCIPAL OCCUPATION
       NAME, ADDRESS, AGE              SERVICE                  DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------
Patrick T. Bannigan               President since   Director and Senior Vice President - Asset
172 Ameriprise Financial Center   2006              Management, Products and Marketing,
Minneapolis, MN 55474                               RiverSource Investments, LLC and; Director and
Age 42                                              Vice President - Asset Management, Products
                                                    and Marketing, RiverSource Distributors, Inc.
                                                    since 2006; Managing Director and Global Head
                                                    of Product, Morgan Stanley Investment
                                                    Management, 2004-2006; President, Touchstone
                                                    Investments, 2002-2004
--------------------------------------------------------------------------------------------------


Michelle M. Keeley                Vice President    Executive Vice President - Equity and Fixed
172 Ameriprise Financial Center   since 2004        Income, Ameriprise Financial, Inc. and
Minneapolis, MN 55474                               RiverSource Investments, LLC since 2006; Vice
Age 44                                              President - Investments, Ameriprise
                                                    Certificate Company since 2003; Senior Vice
                                                    President - Fixed Income, Ameriprise
                                                    Financial, Inc., 2002-2006 and RiverSource
                                                    Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------


Amy K. Johnson                    Vice President    Vice President - Asset Management and Trust
5228 Ameriprise Financial Center  since 2006        Company Services, RiverSource Investments, LLC
Minneapolis, MN 55474                               since 2006; Vice President - Operations and
Age 42                                              Compliance, RiverSource Investments, LLC,
                                                    2004-2006; Director of Product
                                                    Development - Mutual Funds, Ameriprise
                                                    Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------


Jeffrey P. Fox                    Treasurer since   Vice President - Investment Accounting,
105 Ameriprise Financial Center   2002              Ameriprise Financial, Inc. since 2002; Chief
Minneapolis, MN 55474                               Financial Officer, RiverSource Distributors,
Age 53                                              Inc. since 2006
--------------------------------------------------------------------------------------------------


Scott R. Plummer                  Vice President,   Vice President and Chief Counsel - Asset
5228 Ameriprise Financial Center  General Counsel   Management, Ameriprise Financial, Inc. since
Minneapolis, MN 55474             and Secretary     2005; Chief Counsel, RiverSource Distributors,
Age 49                            since 2006        Inc. and Chief Legal Officer and Assistant
                                                    Secretary, RiverSource Investments, LLC since
                                                    2006; Vice President, General Counsel and
                                                    Secretary, Ameriprise Certificate Company
                                                    since 2005; Vice President - Asset Management
                                                    Compliance, Ameriprise Financial, Inc., 2004-
                                                    2005; Senior Vice President and Chief
                                                    Compliance Officer, USBancorp Asset
                                                    Management, 2002-2004
--------------------------------------------------------------------------------------------------


Jennifer D. Lammers               Chief Compliance  U.S. Asset Management Chief Compliance
172 Ameriprise Financial Center   Officer since     Officer, RiverSource Investments, LLC since
Minneapolis, MN 55474             2006              2006; Director - Mutual Funds, Voyageur Asset
Age 47                                              Management, 2003-2006; Director of Finance,
                                                    Voyageur Asset Management, 2000-2003
--------------------------------------------------------------------------------------------------

Neysa M. Alecu                    Money Laundering  Compliance Director and Anti-Money Laundering
2934 Ameriprise Financial Center  Prevention        Officer, Ameriprise Financial, Inc. since
Minneapolis, MN 55474             Officer since     2004; Manager Anti-Money Laundering,
Age 44                            2004              Ameriprise Financial, Inc., 2003-2004;
                                                    Compliance Director and Bank Secrecy Act
                                                    Officer, American Express Centurion Bank,
                                                    2000-2003
--------------------------------------------------------------------------------------------------



RESPONSIBILITIES OF BOARD WITH RESPECT TO FUND MANAGEMENT
The Board initially approves an Investment Management Services Agreement and other contracts with the investment manager and its affiliates, and other service providers. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and shareholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services

Statement of Additional Information - Nov. 28, 2008                     Page 157
received under the contracts by receiving reports covering investment performance, shareholder services, marketing, and the investment manager's profitability in order to determine whether to continue existing contracts or negotiate new contracts.

SEVERAL COMMITTEES FACILITATE ITS WORK
BOARD GOVERNANCE COMMITTEE -- Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board's performance. The committee also reviews candidates for Board membership including candidates recommended by shareholders. To be considered, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Funds, 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402-3268. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Funds and their shareholders on external matters.

COMPLIANCE COMMITTEE -- Supports the Funds' maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Funds or their key service providers; developing and implementing, in coordination with the Funds' Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Boards; and providing a designated forum for the Funds' CCO to meet with independent Board members on a regular basis to discuss compliance matters.

CONTRACTS COMMITTEE -- Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the fund and advises the Board regarding actions taken on these contracts during the annual review process.

DISTRIBUTION COMMITTEE -- Reviews and supports product development, marketing, sales activity and practices related to the funds and will report to the Board as appropriate.

EXECUTIVE COMMITTEE -- Acts for the Board between meetings of the Board.

INVESTMENT REVIEW COMMITTEE -- Reviews and oversees the management of the Funds' assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board.

JOINT AUDIT COMMITTEE -- Oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting. Oversees the quality and integrity of the Funds' financial statements and independent audits as well as the Funds' compliance with legal and regulatory requirements relating to the Funds' accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Funds' independent auditor and reviews and evaluates the qualifications, independence and performance of the auditor.

This table shows the number of times the committees met during each fund's most recent fiscal period. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

                          TABLE 28. COMMITTEE MEETINGS

                                        BOARD                                                     INVESTMENT    JOINT
                                     GOVERNANCE  COMPLIANCE  CONTRACTS   DISTRIBUTION  EXECUTIVE    REVIEW      AUDIT
FISCAL PERIOD                         COMMITTEE   COMMITTEE  COMMITTEE    COMMITTEE*   COMMITTEE   COMMITTEE  COMMITTEE
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       6           5          6           N/A           0           5          7
January 31
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       5           1          6           N/A           2           5          6
March 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       6           5          6           N/A           1           5          6
April 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       6           5          6            0            1           5          5
May 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       7           6          7            1            1           6          6
June 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       6           5          6            1            1           5          5
July 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       6           5          6            1            1           5          5
August 31

-----------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 158

                                        BOARD                                                     INVESTMENT    JOINT
                                     GOVERNANCE  COMPLIANCE  CONTRACTS   DISTRIBUTION  EXECUTIVE    REVIEW      AUDIT
FISCAL PERIOD                         COMMITTEE   COMMITTEE  COMMITTEE    COMMITTEE*   COMMITTEE   COMMITTEE  COMMITTEE
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       6           5          6            2            1           5          5
September 30
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       6           5          6           N/A           1           5          7
October 31
-----------------------------------------------------------------------------------------------------------------------

For funds with fiscal period ending       6           5          6           N/A           1           5          7
November 30
-----------------------------------------------------------------------------------------------------------------------
For funds with fiscal period ending       6           5          6           N/A           1           5          7
December 31
-----------------------------------------------------------------------------------------------------------------------


    *    Committee established April 2008.

BOARD MEMBER HOLDINGS

The following table shows the Board members' dollar range of equity securities beneficially owned on Dec. 31, 2007 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all RiverSource funds overseen by the Board members.

                        TABLE 29A. BOARD MEMBER HOLDINGS

Based on net asset values as of Dec. 31, 2007:

                                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES OF ALL
                                                                             DOLLAR RANGE OF EQUITY    RIVERSOURCE FUNDS OVERSEEN
BOARD MEMBER(A)              FUND                                            SECURITIES IN THE FUND          BY BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Disciplined International Equity             $1-$10,000                          Over $100,000
                             ------------------------------------------------------------------------
                             Diversified Equity Income                    $1-$10,000
                             ------------------------------------------------------------------------
                             Equity Value                                 Over $100,000
                             ------------------------------------------------------------------------
                             Global Equity                                Over $100,000
                             ------------------------------------------------------------------------
                             Portfolio Builder Moderate Aggressive        $10,001-$50,000
                             ------------------------------------------------------------------------
                             Precious Metals & Mining                     $1-$10,000
                             ------------------------------------------------------------------------
                             Real Estate                                  $10,001-$50,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         Over $100,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                Over $100,000
---------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson              Cash Management                              $50,001-$100,000                    Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined Equity                           $10,001-$50,000
                             ------------------------------------------------------------------------
                             Dividend Opportunity                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Global Technology                            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Partners International Select Value          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Portfolio Builder Moderate                   $50,001-$100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton            None                                         N/A                                     None
---------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn            Growth*                                      $50,001-$100,000                   Over $100,000**
                             ------------------------------------------------------------------------
                             Portfolio Builder Total Equity*              $10,001-$50,000
                             ------------------------------------------------------------------------
                             Strategic Allocation*                        Over $100,000

---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 159

                                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES OF ALL
                                                                             DOLLAR RANGE OF EQUITY    RIVERSOURCE FUNDS OVERSEEN
BOARD MEMBER(A)              FUND                                            SECURITIES IN THE FUND          BY BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
Anne P. Jones                Disciplined Equity                           $50,001-$100,000                    Over $100,000
                             ------------------------------------------------------------------------
                             Diversified Bond                             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Diversified Equity Income                    $50,001-$100,000
                             ------------------------------------------------------------------------
                             Global Bond                                  Over $100,000
                             ------------------------------------------------------------------------
                             Growth                                       $50,001-$100,000
                             ------------------------------------------------------------------------
                             High Yield Bond                              Over $100,000
                             ------------------------------------------------------------------------
                             Short Duration U.S. Government               Over $100,000
                             ------------------------------------------------------------------------
                             Small Company Index                          Over $100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         $50,001-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind              None                                         N/A                                     None
---------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.        Absolute Return Currency & Income*           Over $100,000                      Over $100,000**
                             ------------------------------------------------------------------------
                             Cash Management*                             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Disciplined International Equity*            $50,001-$100,000
                             ------------------------------------------------------------------------
                             Diversified Equity Income*                   Over $100,000
                             ------------------------------------------------------------------------
                             Dividend Opportunity                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Growth*                                      $1-$10,000
                             ------------------------------------------------------------------------
                             Mid Cap Growth                               $10,001-$50,000
                             ------------------------------------------------------------------------
                             Portfolio Builder Total Equity*              $50,001-$100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets*               $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia       Disciplined Equity*                          $50,001-$100,000                   Over $100,000**
                             ------------------------------------------------------------------------
                             Diversified Equity Income                    $10,001-$50,000
                             ------------------------------------------------------------------------
                             Global Equity*                               Over $100,000
                             ------------------------------------------------------------------------
                             Growth                                       $10,001-$50,000
                             ------------------------------------------------------------------------
                             Small Cap Advantage*                         $50,001-$100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Alison Taunton Rigby         120/20 Contrarian Equity                     $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Absolute Return Currency & Income            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Cash Management                              $1-$10,000
                             ------------------------------------------------------------------------
                             Diversified Equity Income                    $10,001-$50,000
                             ------------------------------------------------------------------------
                             Growth                                       Over $100,000
                             ------------------------------------------------------------------------
                             Income Builder Enhanced Income               Over $100,000
                             ------------------------------------------------------------------------
                             Mid Cap Value                                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Partners International Select Growth         Over $100,000
                             ------------------------------------------------------------------------
                             Partners International Select Value          Over $100,000
                             ------------------------------------------------------------------------
                             Partners Small Cap Value                     $50,001-$100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         Over $100,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                Over $100,000

---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 160

                                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES OF ALL
                                                                             DOLLAR RANGE OF EQUITY    RIVERSOURCE FUNDS OVERSEEN
BOARD MEMBER(A)              FUND                                            SECURITIES IN THE FUND          BY BOARD MEMBER
---------------------------------------------------------------------------------------------------------------------------------
William F. Truscott          120/20 Contrarian Equity                     $50,001-$100,000                    Over $100,000
                             ------------------------------------------------------------------------
                             130/30 U.S. Equity                           $50,001-$100,000
                             ------------------------------------------------------------------------
                             Cash Management                              Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined Equity                           Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined International Equity             Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined Small Cap Equity                 $10,001-$50,000
                             ------------------------------------------------------------------------
                             Diversified Bond                             Over $100,000
                             ------------------------------------------------------------------------
                             Dividend Opportunity                         Over $100,000
                             ------------------------------------------------------------------------
                             Emerging Markets Bond                        $1-$10,000
                             ------------------------------------------------------------------------
                             Global Bond Fund                             Over $100,000
                             ------------------------------------------------------------------------
                             Global Technology                            $50,001-$100,000
                             ------------------------------------------------------------------------
                             Growth                                       Over $100,000
                             ------------------------------------------------------------------------
                             High Yield Bond                              $10,001-$50,000
                             ------------------------------------------------------------------------
                             Income Builder Enhanced Income               Over $100,000
                             ------------------------------------------------------------------------
                             Income Opportunities                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Mid Cap Value                                Over $100,000
                             ------------------------------------------------------------------------
                             Partners International Select Growth         Over $100,000
                             ------------------------------------------------------------------------
                             Partners International Select Value          $50,001-$100,000
                             ------------------------------------------------------------------------
                             Partners International Small Cap             Over $100,000
                             ------------------------------------------------------------------------
                             Partners Small Cap Equity                    Over $100,000
                             ------------------------------------------------------------------------
                             Partners Small Cap Value                     Over $100,000
                             ------------------------------------------------------------------------
                             Portfolio Builder Moderate Aggressive        Over $100,000
                             ------------------------------------------------------------------------
                             Real Estate                                  $50,001-$100,000
                             ------------------------------------------------------------------------
                             Retirement Plus 2035                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         Over $100,000
                             ------------------------------------------------------------------------
                             Strategic Income Allocation                  Over $100,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   Over $100,000
---------------------------------------------------------------------------------------------------------------------------------


  (a) Mr. Richie and Mr. Maher were not Board members as of Dec. 31, 2007, and therefore are not included in the table.

    *    Deferred compensation invested in share equivalents:

A. Flynn    Growth...............................  $50,001-$100,000
            Portfolio Builder Aggressive.........  $10,001-$50,000
            Strategic Allocation.................  Over $100,000

B. Lewis    Absolute Return Currency & Income....  Over $100,000
            Cash Management......................  $1-$10,000
            Disciplined International Equity.....  $50,001-$100,000
            Diversified Equity Income............  $50,001-$100,000
            Growth Fund..........................  $1-$10,000
            Portfolio Builder Total Equity.......  $50,001-$100,000
            Threadneedle Emerging Markets........  $50,001-$100,000

C. Paglia   Disciplined Equity...................  $50,001-$100,000
            Small Cap Advantage..................  $50,001-$100,000
            Threadneedle Global Equity...........  Over $100,000


   **    Total includes deferred compensation invested in share equivalents.


Statement of Additional Information - Nov. 28, 2008                     Page 161

This table shows the Board members' dollar range of equity securities beneficially owned on Sept. 30, 2008 of each individual fund owned by a Board member, and the aggregate dollar range of equity securities of all RiverSource funds overseen by the Board member.

              TABLE 29B. BOARD MEMBER HOLDINGS -- AS OF QUARTER END

Based on net asset values as of Sept. 30, 2008:

                                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES OF ALL
                                                                             DOLLAR RANGE OF EQUITY    RIVERSOURCE FUNDS OVERSEEN
BOARD MEMBER(A)                                  FUND                        SECURITIES IN THE FUND       BY BOARD MEMBER RANGE
---------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz               Absolute Return Currency and Income          $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Dividend Opportunity                         Over $100,000
                             ------------------------------------------------------------------------
                             Partners Small Cap Growth                    $10,001-$50,000
                             ------------------------------------------------------------------------
                             Partners Small Cap Value                     $10,001-$50,000
                             ------------------------------------------------------------------------
                             Precious Metals and Mining                   $10,001-$50,000
                             ------------------------------------------------------------------------
                             Real Estate                                  $50,001-$100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         Over $100,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity       $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Arne Carlson                 Cash Management                              $50,001-$100,000                    Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined Equity                           $10,001-$50,000
                             ------------------------------------------------------------------------
                             Disciplined International Equity             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Dividend Opportunity                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Partners International Select Value          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Portfolio Builder Moderate                   $50,001-$100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------

Pamela Carlton               Absolute Return Currency and Income          $0-$10,000                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $0-$10,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   $0-$10,000
---------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn            Growth*                                      $50,000-$100,000                   Over $100,000**
                             ------------------------------------------------------------------------
                             Portfolio Builder Moderate Aggressive*       $10,001-$50,000
                             ------------------------------------------------------------------------
                             Strategic Allocation*                        Over $100,000
---------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones                Disciplined Equity                           $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Diversified Bond                             $10,001-$50,000
                             ------------------------------------------------------------------------
                             Diversified Equity Income                    $10,001-$50,000
                             ------------------------------------------------------------------------
                             Global Bond                                  Over $100,000
                             ------------------------------------------------------------------------
                             Growth                                       $10,001-$50,000
                             ------------------------------------------------------------------------
                             High Yield Bond                              Over $100,000
                             ------------------------------------------------------------------------
                             Short Duration U.S. Government               Over $100,000
                             ------------------------------------------------------------------------
                             Small Company Index                          Over $100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         $50,001-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   $10,001-$50,000
---------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind              Cash Management                              Over $100,000                       Over $100,000

---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 162

                                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES OF ALL
                                                                             DOLLAR RANGE OF EQUITY    RIVERSOURCE FUNDS OVERSEEN
BOARD MEMBER(A)                                  FUND                        SECURITIES IN THE FUND       BY BOARD MEMBER RANGE
---------------------------------------------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.        120/20 Contrarian Equity                     $1-$10,000                         Over $100,000**
                             ------------------------------------------------------------------------
                             Absolute Return Currency and Income*         Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined Large Cap Growth*                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Diversified Equity Income*                   $50,001-$100,000
                             ------------------------------------------------------------------------
                             Dividend Opportunity                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Mid Cap Growth                               $10,001-$50,000
                             ------------------------------------------------------------------------
                             Portfolio Builder Total Equity*              $50,001-$100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets*               $50,001-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle International Opportunity*      $50,001-$100,000
---------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia       Threadneedle Global Equity*                  Over $100,000                      Over $100,000**
---------------------------------------------------------------------------------------------------------------------------------

Alison Taunton Rigby         120/20 Contrarian Equity                     $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Absolute Return Currency and Income          $10,001-$50,000
                             ------------------------------------------------------------------------
                             Cash Management                              Over $100,000
                             ------------------------------------------------------------------------
                             Diversified Equity Income                    $10,001-$50,000
                             ------------------------------------------------------------------------
                             Growth                                       $50,001-$100,000
                             ------------------------------------------------------------------------
                             Income Builder Enhanced Income               Over 100,000
                             ------------------------------------------------------------------------
                             Mid Cap Value                                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Partners International Select Growth         $50,001-$100,000
                             ------------------------------------------------------------------------
                             Partners International Select Value          $50,001-$100,000
                             ------------------------------------------------------------------------
                             Partners Small Cap Value                     $50,001-$100,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         $50,001-$100,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $50,001-$100,000

---------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 163

                                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                                        EQUITY SECURITIES OF ALL
                                                                             DOLLAR RANGE OF EQUITY    RIVERSOURCE FUNDS OVERSEEN
BOARD MEMBER(A)                                  FUND                        SECURITIES IN THE FUND       BY BOARD MEMBER RANGE
---------------------------------------------------------------------------------------------------------------------------------
Ted Truscott                 120/20 Contrarian Equity                     $10,001-$50,000                     Over $100,000
                             ------------------------------------------------------------------------
                             Absolute Return Currency and Income          $50,001-$100,000
                             ------------------------------------------------------------------------
                             Cash Management                              Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined Equity                           Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined International Equity             Over $100,000
                             ------------------------------------------------------------------------
                             Disciplined Small and Mid Cap Equity         $0-$10,000
                             ------------------------------------------------------------------------
                             Diversified Bond                             Over $100,000
                             ------------------------------------------------------------------------
                             Dividend Opportunity                         Over $100,000
                             ------------------------------------------------------------------------
                             Floating Rate                                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Global Bond                                  Over $100,000
                             ------------------------------------------------------------------------
                             Global Technology                            $10,001-$50,000
                             ------------------------------------------------------------------------
                             Growth                                       Over $100,000
                             ------------------------------------------------------------------------
                             Income Builder Enhanced Income               $50,001- $100,000
                             ------------------------------------------------------------------------
                             Income Opportunities                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Inflation Protected Securities               $10,001-$50,000
                             ------------------------------------------------------------------------
                             International Select Value                   $10,001-$50,000
                             ------------------------------------------------------------------------
                             Mid Cap Value                                $50,001-$100,000
                             ------------------------------------------------------------------------
                             Partners International Select Growth         Over $100,000
                             ------------------------------------------------------------------------
                             Partners International Small Cap             Over $100,000
                             ------------------------------------------------------------------------
                             Partners Small Cap Equity                    Over $100,000
                             ------------------------------------------------------------------------
                             Partners Small Cap Value                     Over $100,000
                             ------------------------------------------------------------------------
                             Portfolio Builder Moderate Aggressive        $50,001-$100,000
                             ------------------------------------------------------------------------
                             Retirement Plus 2035                         $10,001-$50,000
                             ------------------------------------------------------------------------
                             Strategic Allocation                         Over $100,000
                             ------------------------------------------------------------------------
                             Strategic Income Allocation                  Over $100,000
                             ------------------------------------------------------------------------
                             Threadneedle Emerging Markets                $10,001-$50,000
                             ------------------------------------------------------------------------
                             Threadneedle Global Equity                   Over $100,000
---------------------------------------------------------------------------------------------------------------------------------


  (a) Mr. Richie and Mr. Maher were not Board members as of Sept. 30, 2008, and therefore are not included in the table.

    *    Deferred compensation invested in share equivalents:


A. Flynn    Growth...............................  $50,001-$100,000
            Portfolio Builder Moderate             $10,001-$50,000
            Aggressive...........................
            Strategic Allocation.................  Over $100,000

B. Lewis    Absolute Return Currency and Income..  $50,001-$100,000
            Disciplined Large Cap Growth.........  $10,001-$50,000
            Diversified Equity Income............  $50,001-$100,000
            Portfolio Builder Total Equity.......  $10,001-$50,000
            Threadneedle Emerging Markets........  $10,001-$50,000
            Threadneedle International             $50,001-$100,000
            Opportunity..........................

C. Paglia   Threadneedle Global Equity...........  Over $100,000


   **    Total includes deferred compensation invested in share equivalents.

As of 30 days prior to the date of this SAI, the Board members and officers as a group owned less than 1% of the outstanding shares of any class of any fund.

Statement of Additional Information - Nov. 28, 2008                     Page 164

COMPENSATION OF BOARD MEMBERS

TOTAL COMPENSATION. The following table shows the total compensation paid to independent Board members from all the RiverSource funds in the last fiscal period.

                TABLE 30. BOARD MEMBER COMPENSATION - ALL FUNDS

                                                   TOTAL CASH COMPENSATION FROM RIVERSOURCE
BOARD MEMBER(a)                                           FUNDS PAID TO BOARD MEMBER
----------------------------------------------------------------------------------------------
Kathleen Blatz                                                     $163,750
----------------------------------------------------------------------------------------------
Arne H. Carlson                                                     163,750
----------------------------------------------------------------------------------------------
Pamela G. Carlton                                                   151,250
----------------------------------------------------------------------------------------------
Patricia M. Flynn                                                   156,250(b)
----------------------------------------------------------------------------------------------
Anne P. Jones                                                       161,250
----------------------------------------------------------------------------------------------
Jeffrey Laikind                                                     151,250
----------------------------------------------------------------------------------------------
Stephen R. Lewis, Jr.                                               396,250(b)
----------------------------------------------------------------------------------------------
Catherine James Paglia                                              156,250(b)
----------------------------------------------------------------------------------------------
Alison Taunton-Rigby                                                153,750
----------------------------------------------------------------------------------------------



 (a) Board member compensation is a combination of a base fee and meeting fees, with the exception of the Chair of the Board, who receives a base annual compensation. Payment of compensation is administered by a company providing limited administrative services to the funds and to the Board. Mr. Richie and Mr. Maher were not Board members as of the last fiscal period, and therefore are not included in the table.

 (b) Ms. Flynn, Mr. Lewis and Ms. Paglia elected to defer a portion of the total cash compensation payable during the period in the amount of $74,375, $73,875 and $156,250, respectively. Amount deferred by fund is set forth in Table 31. Additional information regarding the deferred compensation plan is described below.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals' advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair's significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Funds' Chief Compliance Officer, Counsel to the independent Board members, and the Funds' service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair's compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

Effective Jan. 1, 2008, independent Board members will be paid an annual retainer of $95,000. Committee and sub- committee Chairs will each receive an additional annual retainer of $5,000. In addition, independent Board members will be paid the following fees for attending Board and committee meetings:
$5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special telephonic meetings. In 2008, the Board's Chair will receive total annual cash compensation of $400,000.

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.


Statement of Additional Information - Nov. 28, 2008                     Page 165

COMPENSATION FROM EACH FUND. The following table shows the compensation paid to independent Board members from each fund during its last fiscal period.

           TABLE 31. BOARD MEMBER(A) COMPENSATION -- INDIVIDUAL FUNDS

                                                         AGGREGATE COMPENSATION FROM FUND
                         ------------------------------------------------------------------------------------------------
                                                                                                                TAUNTON-
FUND                       BLATZ     CARLSON    CARLTON     FLYNN     JONES    LAIKIND     LEWIS     PAGLIA       RIGBY
-------------------------------------------------------------------------------------------------------------------------
FOR FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
-------------------------------------------------------------------------------------------------------------------------

Income Builder Basic            *           *          *         *         *          *         *           *           *
Income
-------------------------------------------------------------------------------------------------------------------------

Income Builder Enhanced         *           *          *         *         *          *         *           *           *
Income
-------------------------------------------------------------------------------------------------------------------------

Income Builder Moderate         *           *          *         *         *          *         *           *           *
Income
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder               *           *          *         *         *          *         *           *           *
Aggressive
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder               *           *          *         *         *          *         *           *           *
Conservative
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder               *           *          *         *         *          *         *           *           *
Moderate
-------------------------------------------------------------------------------------------------------------------------

Portfolio Builder               *           *          *         *         *          *         *           *           *
Moderate Aggressive
-------------------------------------------------------------------------------------------------------------------------

Portfolio Builder               *           *          *         *         *          *         *           *           *
Moderate Conservative
-------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Total         *           *          *         *         *          *         *           *           *
Equity
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index -- total       $468        $437       $262      $454      $445       $439    $1,178        $460        $431
Amount deferred                 0           0          0       186         0          0       341         460           0
-------------------------------------------------------------------------------------------------------------------------
Small Company
Index -- total              1,675       1,565        925     1,625     1,592      1,571     4,235       1,647       1,543
Amount deferred                 0           0          0       666         0          0     1,227       1,647           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MARCH 31
-------------------------------------------------------------------------------------------------------------------------

Equity Value -- total       2,226       2,074      1,485     2,150     2,118      2,085     5,423       2,182       2,042
Amount deferred                 0           0          0       906         0          0     1,436       2,182           0
-------------------------------------------------------------------------------------------------------------------------

Partners Small Cap            365         340        244       352       347        341       891         358         335
Growth -- total
Amount deferred                 0           0          0       149         0          0       235         358           0
-------------------------------------------------------------------------------------------------------------------------

Precious Metals and           238         225        167       231       228        223       590         235         221
Mining -- total
Amount deferred                 0           0          0        99         0          0       151         235           0
-------------------------------------------------------------------------------------------------------------------------

Small Cap                     826         760        515       793       783        773     1,992         802         750
Advantage -- total
Amount deferred                 0           0          0       331         0          0       541         802           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING APRIL 30
-------------------------------------------------------------------------------------------------------------------------
120/20 Contrarian              38          39         35        37        38         35        91          39          36
Equity -- total
Amount deferred                 0           0          0        17         0          0        17          39           0
-------------------------------------------------------------------------------------------------------------------------
130/30 U.S.                    19          19         17        18        19         17        45          19          18
Equity -- total
Amount deferred                 0           0          0         9         0          0         9          19           0
-------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2010            *           *          *         *         *          *         *           *           *
-------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2015            *           *          *         *         *          *         *           *           *
-------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2020            *           *          *         *         *          *         *           *           *
-------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2025            *           *          *         *         *          *         *           *           *
-------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2030            *           *          *         *         *          *         *           *           *
-------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2035            *           *          *         *         *          *         *           *           *
-------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2040            *           *          *         *         *          *         *           *           *
-------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2045            *           *          *         *         *          *         *           *           *
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING MAY 31
-------------------------------------------------------------------------------------------------------------------------

High Yield                  3,058       2,945      2,563     2,957     2,957      2,867     7,494       3,047       2,856
Bond -- total
Amount deferred                 0           0          0     1,292         0          0     1,811       3,047           0
-------------------------------------------------------------------------------------------------------------------------

Partners Aggressive         1,110       1,075        944     1,075     1,075      1,040     2,740       1,110       1,040
Growth -- total
Amount deferred                 0           0          0       474         0          0       645       1,110           0

-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 166

                                                         AGGREGATE COMPENSATION FROM FUND
                         ------------------------------------------------------------------------------------------------
                                                                                                                TAUNTON-
FUND                       BLATZ     CARLSON    CARLTON     FLYNN     JONES    LAIKIND     LEWIS     PAGLIA       RIGBY
-------------------------------------------------------------------------------------------------------------------------
Partners Fundamental       $1,939      $1,870     $1,629    $1,875    $1,876     $1,817    $4,759      $1,933      $1,811
Value -- total
Amount deferred                 0           0          0       822         0          0     1,139       1,933           0
-------------------------------------------------------------------------------------------------------------------------

Partners Select               929         893        776       898       898        871     2,278         925         867
Value -- total
Amount deferred                 0           0          0       392         0          0       554         925           0
-------------------------------------------------------------------------------------------------------------------------

Partners Small Cap            479         460        399       462       462        449     1,175         476         447
Equity -- total
Amount deferred                 0           0          0       202         0          0       286         476           0
-------------------------------------------------------------------------------------------------------------------------

Partners Small Cap          1,311       1,254      1,079     1,267     1,265      1,231     3,207       1,301       1,220
Value -- total
Amount deferred                 0           0          0       548         0          0       796       1,301           0
-------------------------------------------------------------------------------------------------------------------------

Short Duration U.S.
Government -- total         1,483       1,441      1,262     1,437     1,438      1,389     3,670       1,486       1,392
Amount deferred                 0           0          0       637         0          0       851       1,486           0
-------------------------------------------------------------------------------------------------------------------------

U.S. Government
Mortgage -- total             764         740        647       740       739        715     1,879         764         716
Amount deferred                 0           0          0       326         0          0       442         764           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JUNE 30
-------------------------------------------------------------------------------------------------------------------------
Dividend
Opportunity -- total        3,796       3,733      3,404     3,690     3,679      3,520     8,773       3,652       3,573
Amount deferred                 0           0          0     1,647         0          0     1,990       3,652           0
-------------------------------------------------------------------------------------------------------------------------

Real Estate -- total          441         433        394       428       428        409     1,011         420         414
Amount deferred                 0           0          0       191         0          0       230         420           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
-------------------------------------------------------------------------------------------------------------------------
Cash                        9,805       9,820      9,158     9,484     9,649      9,158    25,060       9,340       9,328
Management -- total
Amount deferred                 0           0          0     4,371         0          0     5,222       9,340           0
-------------------------------------------------------------------------------------------------------------------------

Disciplined                 6,153       6,157      5,746     5,947     6,054      5,746    15,698       5,862       5,849
Equity -- total
Amount deferred                 0           0          0     2,740         0          0     3,272       5,862           0
-------------------------------------------------------------------------------------------------------------------------

Disciplined Small and         105         104         99       103       103         99       275         101         100
Mid Cap Equity -- total
Amount deferred                 0           0          0        45         0          0        65         101           0
-------------------------------------------------------------------------------------------------------------------------

Disciplined Small Cap          70          70         65        68        69         65       180          67          66
Value -- total
Amount deferred                 0           0          0        31         0          0        38          67           0
-------------------------------------------------------------------------------------------------------------------------

Floating Rate -- total      1,044       1,041        976     1,009     1,025        976     2,660         988         991
Amount deferred                 0           0          0       461         0          0       572         988           0
-------------------------------------------------------------------------------------------------------------------------

Growth -- total             5,085       5,077      4,763     4,936     4,995      4,763    13,062       4,879       4,846
Amount deferred                 0           0          0     2,246         0          0     2,836       4,879           0
-------------------------------------------------------------------------------------------------------------------------

Income                        528         529        494       511       520        494     1,349         502         503
Opportunities -- total
Amount deferred                 0           0          0       234         0          0       286         502           0
-------------------------------------------------------------------------------------------------------------------------

Inflation Protected         1,126       1,138      1,049     1,085     1,114      1,049     2,926       1,043       1,073
Securities -- total
Amount deferred                 0           0          0       515         0          0       549       1,043           0
-------------------------------------------------------------------------------------------------------------------------

Large Cap                   9,660       9,637      9,051     9,370     9,489      9,050    24,802       9,269       9,199
Equity -- total
Amount deferred                 0           0          0     4,259         0          0     5,411       9,269           0
-------------------------------------------------------------------------------------------------------------------------

Large Cap                     136         136        128       132       134        128       351         131         130
Value -- total
Amount deferred                 0           0          0        60         0          0        78         131           0
-------------------------------------------------------------------------------------------------------------------------

Limited Duration              307         308        286       296       302        287       787         290         292
Bond -- total
Amount deferred                 0           0          0       137         0          0       161         290           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
-------------------------------------------------------------------------------------------------------------------------
California Tax-
Exempt -- total               339         340        318       329       335        318       839         322         324
Amount deferred                 0           0          0       154         0          0       163         322           0
-------------------------------------------------------------------------------------------------------------------------

Diversified
Bond -- total               6,444       6,465      6,040     6,237     6,356      6,040    16,009       6,093       6,149
Amount deferred                 0           0          0     2,931         0          0     3,064       6,093           0

-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 167

                                                         AGGREGATE COMPENSATION FROM FUND
                         ------------------------------------------------------------------------------------------------
                                                                                                                TAUNTON-
FUND                       BLATZ     CARLSON    CARLTON     FLYNN     JONES    LAIKIND     LEWIS     PAGLIA       RIGBY
-------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-
Exempt -- total              $595        $596       $558      $577      $586       $558    $1,470        $566        $568
Amount deferred                 0           0          0       269         0          0       289         566           0
-------------------------------------------------------------------------------------------------------------------------

New York Tax-
Exempt -- total               114         114        107       110       112        107       281         109         109
Amount deferred                 0           0          0        51         0          0        56         109           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
-------------------------------------------------------------------------------------------------------------------------
Balanced -- total           1,763       1,761      1,628     1,684     1,734      1,628     4,277       1,688       1,656
Amount deferred                 0           0          0       799         0          0       806       1,688           0
-------------------------------------------------------------------------------------------------------------------------

Disciplined Large Cap         354         356        327       335       350        327       848         334         332
Growth -- total
Amount deferred                 0           0          0       162         0          0       147         334           0
-------------------------------------------------------------------------------------------------------------------------

Disciplined Large Cap           4           3          3         3         4          3         7           3           3
Value -- total
Amount deferred                 0           0          0         2         0          0         1           3           0
-------------------------------------------------------------------------------------------------------------------------

Diversified Equity         14,237      14,230     13,153    13,595    14,013     13,153    34,529      13,599      13,370
Income -- total
Amount deferred                 0           0          0     6,460         0          0     6,484      13,599           0
-------------------------------------------------------------------------------------------------------------------------

Mid Cap Value -- total      5,051       5,051      4,667     4,811     4,979      4,666    12,194       4,804       4,739
Amount deferred                 0           0          0     2,296         0          0     2,251       4,804           0
-------------------------------------------------------------------------------------------------------------------------

Strategic                   4,049       4,048      3,740     3,865     3,986      3,740     9,812       3,866       3,802
Allocation -- total
Amount deferred                 0           0          0     1,838         0          0     1,836       3,866           0
-------------------------------------------------------------------------------------------------------------------------

Strategic Income              340         342        314       324       336        314       817         324         320
Allocation -- total
Amount deferred                 0           0          0       156         0          0       147         324           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
-------------------------------------------------------------------------------------------------------------------------
Absolute Return
Currency and
Income -- total               164         170         63       161       159        159       411         161         153
Amount deferred                 0           0          0        66         0          0       122         161           0
-------------------------------------------------------------------------------------------------------------------------

Disciplined
International
Equity -- total               470         451        269       457       453        453     1,223         457         437
Amount deferred                 0           0          0       184         0          0       366         457           0
-------------------------------------------------------------------------------------------------------------------------

Emerging Markets              176         186         88       173       173        173       441         173         165
Bond -- total
Amount deferred                 0           0          0        71         0          0       131         173           0
-------------------------------------------------------------------------------------------------------------------------

Global Bond -- total          874       1,047        260       861       883        883     2,055         861         817
Amount deferred                 0           0          0       361         0          0       606         861           0
-------------------------------------------------------------------------------------------------------------------------

Global                        297         344         93       292       297        297       709         292         277
Technology -- total
Amount deferred                 0           0          0       122         0          0       209         292           0
-------------------------------------------------------------------------------------------------------------------------

Partners International
Select Growth -- total      1,092       1,212        378     1,069     1,081      1,081     2,636       1,069       1,013
Amount deferred                 0           0          0       442         0          0       781       1,069
-------------------------------------------------------------------------------------------------------------------------

Partners International
Select Value -- total       4,207       4,742      1,382     4,129     4,178      4,178    10,111       4,129       3,912
Amount deferred                 0           0          0     1,711         0          0     2,994       4,129           0
-------------------------------------------------------------------------------------------------------------------------

Partners International
Small Cap -- total            207         238         68       203       207        207       492         203         193
Amount deferred                 0           0          0        84         0          0       146         203           0
-------------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging       1,124       1,282        377     1,105     1,120      1,120     2,700       1,105       1,049
Markets -- total
Amount deferred                 0           0          0       459         0          0       799       1,105           0
-------------------------------------------------------------------------------------------------------------------------

Threadneedle European         232         265         74       228       231        231       556         228       6,216
Equity -- total
Amount deferred                 0           0          0        95         0          0       164         228           0
-------------------------------------------------------------------------------------------------------------------------

Threadneedle Global         1,377       1,598        432     1,354     1,378      1,378     3,273       1,354       1,284
Equity -- total
Amount deferred                 0           0          0        95         0          0       164         228           0
-------------------------------------------------------------------------------------------------------------------------

Threadneedle Global           N/A         N/A        N/A       N/A       N/A        N/A       N/A         N/A         N/A
Equity Income -- total
Amount deferred
-------------------------------------------------------------------------------------------------------------------------

Threadneedle Global           N/A         N/A        N/A       N/A       N/A        N/A       N/A         N/A         N/A
Extended Alpha -- tota
Amount deferred

-------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 168

                                                         AGGREGATE COMPENSATION FROM FUND
                         ------------------------------------------------------------------------------------------------
                                                                                                                TAUNTON-
FUND                       BLATZ     CARLSON    CARLTON     FLYNN     JONES    LAIKIND     LEWIS     PAGLIA       RIGBY
-------------------------------------------------------------------------------------------------------------------------
Threadneedle
International
Opportunity -- total        1,203       1,390        370     1,183     1,202      1,202     2,868       1,183       1,122
Amount deferred                 0           0          0       492         0          0       848       1,183           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
-------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-             147         163         55       145       143        143       351         145         135
Exempt -- total
Amount deferred                 0           0          0        59         0          0       105         145           0
-------------------------------------------------------------------------------------------------------------------------

Mid Cap Growth -- total     2,083       2,367        795     2,051     2,032      2,032     4,957       2,050       1,916
Amount deferred                 0           0          0       838         0          0     1,474       2,050           0
-------------------------------------------------------------------------------------------------------------------------

Tax-Exempt                  1,376       1,509        531     1,356     1,330      1,330     3,293       1,356       1,265
Bond -- total
Amount deferred                 0           0          0       552         0          0       981       1,356           0
-------------------------------------------------------------------------------------------------------------------------

Tax-Exempt High             5,211       5,715      1,998     5,132     5,038      5,038    12,467       5,132       4,789
Income -- total
Amount deferred                 0           0          0     2,090         0          0     3,713       5,132           0
-------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
-------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money
Market -- total               226         208        114       222       211        211       556         222         208
Amount deferred                 0           0          0        89         0          0       167         222           0
-------------------------------------------------------------------------------------------------------------------------



(a) Mr. Richie and Mr. Maher were not Board members as of the last fiscal period, and therefore are not included in the table.

* Funds-of-Funds do not pay additional compensation to the Board members for attending meetings. Compensation is paid directly from the underlying funds in which each Fund-of-Funds invests.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

The following table identifies those investors who, as of 30 days after the end of the fund's fiscal period, owned 5% or more of any class of a fund's shares and those investors who owned 25% or more of a fund's shares (all share classes taken together). Investors who own more than 25% of a fund's shares are presumed to control the fund and would be able to determine the outcome of most issues that are submitted to shareholders for vote. The table is organized by fiscal year end. You can find your fund's fiscal year end in Table 1.

         TABLE 32. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of 30 days after the end of the fund's fiscal period:

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JANUARY 31
--------------------------------------------------------------------------------------------------------------------------------

Income Builder Basic Income            Charles Schwab & Co., Inc. (Charles       Class A       37.17%                --
                                       Schwab) a brokerage firm in San           Class R4      69.59%
                                       Francisco, CA
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments, LLC              Class R4      30.41%                --
                                       (RiverSource Investments), Minneapolis,
                                       MN
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Enhanced Income         Charles Schwab                            Class A       40.95%                --
                                                                                 Class R4      81.85%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      18.15%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 169

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Income Builder Moderate Income         Charles Schwab                            Class A       40.97%                --
                                                                                 Class R4      52.46%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      47.54%                --

--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder Aggressive           Charles Schwab                            Class R4      92.45%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4       7.55%                --
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder                      Charles Schwab                            Class A        8.26%                --
Conservative                                                                     Class R4      58.40%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      41.60%                --
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Builder  Moderate            Charles Schwab                            Class R4      90.06%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4       9.94%
                                                                                                                     --
--------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder                      Charles Schwab                            Class R4      84.04%                --
Moderate Aggressive
                                      ------------------------------------------------------------------------------------------
                                       Fifth Third Bank TTEE, Cincinnati, OH     Class R4      14.66%                --
--------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder                      Charles Schwab                            Class R4      64.07%                --
Moderate Conservative
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      35.93%                --
--------------------------------------------------------------------------------------------------------------------------------

Portfolio Builder                      Charles Schwab                            Class R4      93.54%                --
Total Equity
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4       6.46%                --
--------------------------------------------------------------------------------------------------------------------------------

S&P 500 Index                          Charles Schwab                            Class D      100.00%                --
                                                                                 Class E       18.11%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank NA (Wachovia Bank),         Class E       81.89%            63.64%
                                       Charlotte, NC

--------------------------------------------------------------------------------------------------------------------------------

Small Company Index                    Charles Schwab                            Class A        7.91%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities Inc. (GWFS Equities),       Class R4       7.21%                --
                                       Greenwood Village, CO
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      88.29%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING MARCH 31
--------------------------------------------------------------------------------------------------------------------------------
Equity Value                           Charles Schwab                            Class A        8.14%                --
                                      ------------------------------------------------------------------------------------------
                                       John C. Mullarkey, Willowbrook, IL        Class C        5.00%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class I      100.00%                --
                                                                                 Class R2     100.00%
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R3      96.77%                --
                                                                                 Class R4      98.43%
--------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap Growth              Charles Schwab                            Class A        9.73%                --
                                                                                 Class R4      98.42%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R2     100.00%            30.92%(a)
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.83%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       21.96%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.92%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.78%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.96%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 170

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Precious Metals and Mining             Charles Schwab                            Class A       14.27%                --
                                                                                 Class R4      98.39%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class I      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       John E. Bridgman, Minneapolis, MN         Class C        6.51%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard L. Venable and Susan Angela       Class C        7.76%                --
                                       Venable, Argyle, TX
--------------------------------------------------------------------------------------------------------------------------------

Small Cap Advantage                    Charles Schwab                            Class A        9.73%                --
                                                                                 Class R4      97.75%
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class I      100.00%                --
                                                                                 Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING APRIL 30
--------------------------------------------------------------------------------------------------------------------------------
120/20 Contrarian Equity               Charles Schwab                            Class A       52.74%                --
                                      ------------------------------------------------------------------------------------------
                                       Donald W. and Donna M. Hardeman, Miami,   Class B        4.51%                --
                                       FL
                                      ------------------------------------------------------------------------------------------
                                       Jeffrey and Karen E. Leopardi, Boca       Class C        6.00%                --
                                       Raton, FL
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class I      100.00%                --
                                                                                 Class R5     100.00%
--------------------------------------------------------------------------------------------------------------------------------

130/30 U.S. Equity                     Charles Schwab                            Class A       61.36%                --
                                      ------------------------------------------------------------------------------------------
                                       Donald W. and Ann F. Orminski, Yakima,    Class B        5.21%                --
                                       WA
                                      ------------------------------------------------------------------------------------------
                                       Beverly Smith, Leesburg, VA               Class C        7.13%                --
                                      ------------------------------------------------------------------------------------------
                                       Jennifer A Cobe, Natick, MA               Class C        6.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Pedro L. and Lynn A. Lugo, Loomis, CA     Class C        6.03%                --
                                      ------------------------------------------------------------------------------------------
                                       Kathleen McCarthy Kirby, Andover, MA      Class C        5.95%                --
                                      ------------------------------------------------------------------------------------------
                                       Timothy J. and Patricia A. Turbak, St.    Class C        5.66%                --
                                       Charles, IL
                                      ------------------------------------------------------------------------------------------
                                       Michael Selig, Arlington, VA              Class C        5.10%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class I      100.00%            43.30%
                                                                                 Class R5     100.00%
--------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2010                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       13.40%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       98.55%                --
                                      ------------------------------------------------------------------------------------------
                                       In-Core, Decatur, GA                      Class A       12.42%                --
                                      ------------------------------------------------------------------------------------------
                                       Jagdish N. and Madhuri J. Sheth,          Class A       12.19%                --
                                       Atlanta, GA
--------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2015                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       In-Core, Decatur, GA                      Class A        7.58%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        7.31%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       99.20%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 171

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Retirement Plus 2020                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       99.37%                --
--------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2025                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       99.43%                --
--------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2030                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       99.37%                --
                                      ------------------------------------------------------------------------------------------
                                       John C. Bukowski, Suffern, NY             Class A       17.47%                --
                                      ------------------------------------------------------------------------------------------
                                       Stephen T. and Teresa T. Bockian,         Class A        5.27%                --
                                       Orlando, FL
--------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2035                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       98.51%                --
                                      ------------------------------------------------------------------------------------------
                                       Gary L. and Karen L. Fournier,            Class A       11.08%                --
                                       Vicksburg, MS
                                      ------------------------------------------------------------------------------------------
                                       Richard and Stefanie A. Nelson, Hot       Class A        7.93%                --
                                       Springs, SD
                                      ------------------------------------------------------------------------------------------
                                       William Crossen, Tuckahoe, NY             Class A        6.53%                --
--------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2040                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       97.06%                --
--------------------------------------------------------------------------------------------------------------------------------

Retirement Plus 2045                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       97.29%                --
                                      ------------------------------------------------------------------------------------------
                                       Anthony D. And Rebecca H. Marken,         Class A        5.96%                --
                                       Lexington, MA

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 172

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING MAY 31
--------------------------------------------------------------------------------------------------------------------------------
High Yield Bond                        RiverSource Investments                   Class R2      52.98%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.94%                --
                                       Inc. (American Enterprise Investment
                                       Services)  Minneapolis, MN
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        9.51%                --
                                                                                 Class R4      79.90%
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities Inc.                        Class R4      20.05%                --
                                      ------------------------------------------------------------------------------------------
                                       ING Life Insurance and Annuity (ING),     Class R2      47.02%                --
                                       Hartford, CT
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I       11.04%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I       42.91%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       42.52%                --
--------------------------------------------------------------------------------------------------------------------------------

Partners Aggressive Growth             RiverSource Investments                   Class R2       5.96%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4      12.33%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      82.97%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R2      94.04%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith, Inc. (MLP Fenner &    Class C       11.01%                --
                                       Smith), Jacksonville, FL
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.74%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       22.22%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.86%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.83%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.77%                --
--------------------------------------------------------------------------------------------------------------------------------

Partners Fundamental Value             Charles Schwab                            Class A       14.29%                --
                                                                                 Class R4      98.39%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.73%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       22.30%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.87%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.86%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.69%                --
--------------------------------------------------------------------------------------------------------------------------------

Partners Select Value                  RiverSource Investments                   Class R4      14.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        7.07%                --
                                                                                 Class R4      85.44%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.74%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       22.22%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.84%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.86%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.76%                --
--------------------------------------------------------------------------------------------------------------------------------

Partners Small Cap Equity              RiverSource Investments                   Class I      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        7.52%                --
                                                                                 Class R4       8.69%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      90.97%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 173

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Partners Small Cap Value               Charles Schwab                            Class A       14.80%                --
                                                                                 Class R4      93.84%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.62%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       22.13%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       32.04%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.78%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.79%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R3      56.42%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life Insurance Company           Class R2      99.11%                --
                                       (Hartford Life),
                                       Weatogue, CT                              Class R3      43.58%
                                      ------------------------------------------------------------------------------------------
                                       JPMorgan Chase Bank, Kansas City, MO      Class R5      99.96%                --
--------------------------------------------------------------------------------------------------------------------------------

Short Duration U.S.                    Charles Schwab                            Class A       11.76%                --
                                      ------------------------------------------------------------------------------------------
Government                             GWFS Equities                             Class R4      17.39%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Conservative Fund       Class I       29.71%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       15.82%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate aggressive     Class I       22.71%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I       31.76%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      81.54%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class W      100.00%                --
--------------------------------------------------------------------------------------------------------------------------------

U.S. Government Mortgage               Charles Schwab                            Class A       18.44%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I       38.42%          56.31%(a)
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I       12.55%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       49.03%                --
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank, Minneapolis, MN         Class R4      99.88%                --
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING JUNE 30
--------------------------------------------------------------------------------------------------------------------------------
Dividend Opportunity                   RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       23.09%                --
                                                                                 Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I       13.95%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I       14.25%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       34.77%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I        6.91%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I        8.28%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       11.66%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I        7.46%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 174

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Real Estate                            RiverSource Investments                   Class R4      10.36%            53.84%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       13.17%                --
                                                                                 Class R4      89.64%
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I        7.92%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       13.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       25.18%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       27.58%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.33%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       11.69%                --
--------------------------------------------------------------------------------------------------------------------------------

FOR FUNDS WITH FISCAL PERIOD ENDING JULY 31
--------------------------------------------------------------------------------------------------------------------------------
Cash Management                        Charles Schwab                            Class A        5.96%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R5     100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.94%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I       33.15%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       27.47%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Conservative Fund       Class I       12.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I       11.40%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I        5.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Russell P. and Janice K. Costanza,        Class C        6.42%                --
                                       Sodus, MI
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class Y       94.86%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class Y        5.14%                --
--------------------------------------------------------------------------------------------------------------------------------

Disciplined Equity                     RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I        7.06%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       10.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I        9.53%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       11.43%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       16.15%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       10.23%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      99.44%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 175

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Small and                  RiverSource Investments                   Class A       45.76%             57.55%(a)
Mid Cap Equity                                                                   Class R4      83.04%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       11.38%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       13.93%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       19.04%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       12.18%                --
                                      ------------------------------------------------------------------------------------------
                                       Retirement Plus Fund 2025                 Class I        6.06%                --
                                      ------------------------------------------------------------------------------------------
                                       Retirement Plus Fund 2030                 Class I        5.69%                --
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.79%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       10.42%                --
                                                                                 Class R4      16.96%
                                      ------------------------------------------------------------------------------------------
                                       Deanna L. Rose, Punta Gorda, Fl           Class C        8.49%                --
                                      ------------------------------------------------------------------------------------------
                                       William E. and MaryLou K. Carroll, Punta  Class C       11.48%                --
                                       Gorda, Fl
                                      ------------------------------------------------------------------------------------------
                                       Mary Ruth Neal, Sacramento, CA            Class C        5.38%                --
                                      ------------------------------------------------------------------------------------------
                                       Don M. and Barbara A. Warner, Fair Oaks,  Class C        5.06%                --
                                       CA
                                      ------------------------------------------------------------------------------------------
                                       Antim G. and Sonal A Shah, Springfield,   Class C        5.01%                --
                                       VA
--------------------------------------------------------------------------------------------------------------------------------

Disciplined Small Cap Value            RiverSource Investments                   Class A       67.37%             86.60%
                                                                                 Class C        9.20%
                                                                                 Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Joanne and David J. Thorpe, Lakeville,    Class B        8.77%                --
                                       MA
                                      ------------------------------------------------------------------------------------------
                                       John A. and Dawn M. Gettman, Beaumont,    Class B        7.50%                --
                                       CA
                                      ------------------------------------------------------------------------------------------
                                       Neil Van Slyke, Rochester, NY             Class B        5.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Sanford A. Greentree, Westlake VLG, CA    Class C       28.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Keith and Sandra Crowell, Huntersville,   Class C       19.41%                --
                                       NC
                                      ------------------------------------------------------------------------------------------
                                       Bea Vande Merwe, Salt Lake City, UT       Class C       12.96%                --
                                      ------------------------------------------------------------------------------------------
                                       Richard T. Castiano, Fort Myers, FL       Class C       11.18%                --
                                      ------------------------------------------------------------------------------------------
                                       Matthew M. Harrison, Richmond, IN         Class C        6.92%                --
                                      ------------------------------------------------------------------------------------------
                                       Timothy E. Releford, New York, NY         Class C        6.06%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I       34.91%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I       26.71%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       38.34%                --
--------------------------------------------------------------------------------------------------------------------------------

Floating Rate                          RiverSource Investments                   Class W      100.00%             37.41%(a)
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------

                                       Income Builder Basic Income               Class I       11.75%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I       29.59%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       47.73%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       46.63%                --
                                                                                 Class R4      95.13%
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C        6.46%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 176

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Growth                                 RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        5.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.62%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       22.40%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.53%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.78%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       20.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      42.87%                --
                                      ------------------------------------------------------------------------------------------
                                       Ameriprise Trust Company                  Class R4      51.99%                --
--------------------------------------------------------------------------------------------------------------------------------

Income Opportunities                   Charles Schwab                            Class A       14.09%                --
                                                                                 Class R4      93.46%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       14.67%             25.94%(a)
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       41.16%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       35.94%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        8.21%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Life Insurance Company        Class R4       6.54%                --
--------------------------------------------------------------------------------------------------------------------------------

Inflation Protected Securities         RiverSource Life Insurance Company        Class R4      26.67%             42.88%(a)
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       11.24%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I        5.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I        6.68%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       26.84%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       29.28%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        8.17%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       35.37%                --
                                                                                 Class R4      26.55%
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4       5.02%                --
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital Bank MSCS (Matrix          Class R4      41.76%                --
                                       Capital), Denver, Co
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.98%                --
--------------------------------------------------------------------------------------------------------------------------------

Large Cap Equity                       RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.58%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       22.41%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.61%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.77%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       20.03%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      99.85%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 177

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Large Cap Value                        RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R4      39.10%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       10.18%                --
                                                                                 Class R4      60.90%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       22.76%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.69%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.77%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Patricia J. King Graham, Lakeview, AR     Class C        5.11%                --
                                      ------------------------------------------------------------------------------------------
                                       Columbia 529 Plan, Boston, MA             Class A        5.07%                --
--------------------------------------------------------------------------------------------------------------------------------

Limited Duration Bond                  RiverSource Investments                   Class R4     100.00%             60.07%(a)
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I       56.50%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Conservative Fund       Class I       43.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       18.86%                --
                                      ------------------------------------------------------------------------------------------
                                       John W. and Cecelia E. Kramar, Hacienda   Class C       17.03%                --
                                       Heights, CA
                                      ------------------------------------------------------------------------------------------
                                       Mary Loretta Jacobsmeyer, Riverside, CA   Class C        7.78%                --
                                      ------------------------------------------------------------------------------------------
                                       Michael N. Stanley, Palm Springs, CA      Class C        8.16%                --
                                      ------------------------------------------------------------------------------------------
                                       Rita R. and Lawrence E. Dale, Barstow,    Class C        6.50%                --
                                       CA
                                      ------------------------------------------------------------------------------------------
                                       Bernard C. and Denise M. Asbell,          Class C        5.70%                --
                                       Riverside, CA
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING AUGUST 31
--------------------------------------------------------------------------------------------------------------------------------
California Tax-Exempt                  Linda A. Wochnik, Sierra Madre, CA        Class B        5.01%                --
--------------------------------------------------------------------------------------------------------------------------------

Diversified Bond                       RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       American Enterprise Investment Services   Class W       99.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        7.72%                --
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets, Owings Mills,   Class C       26.98%                --
                                       MD
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I        5.92%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       40.79%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       21.02%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I       12.46%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      96.96%                --
--------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax-Exempt                   None                                      None             N/A                --
--------------------------------------------------------------------------------------------------------------------------------
New York Tax-Exempt                    Charles Schwab                            Class A        8.47%                --
                                      ------------------------------------------------------------------------------------------
                                       Joan Sabbatini, E. Northport, NY          Class B        8.19%                --
                                      ------------------------------------------------------------------------------------------
                                       Ena S. Ryan, Brooklyn, NY                 Class C        8.64%                --
                                      ------------------------------------------------------------------------------------------
                                       Ottoviano Asarese, Buffalo, NY            Class C        6.00%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING SEPTEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Balanced                               MLP Fenner & Smith                        Class C        9.91%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      99.96%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 178

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Growth           RiverSource Investments                   Class R2     100.00%            84.96%
                                                                                 Class R3     100.00%
                                                                                 Class R4      34.24%
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       16.76%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       20.85%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       27.61%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.59%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.18%                --
                                      ------------------------------------------------------------------------------------------
                                       Matrix Capital                            Class R4      65.76%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A        8.85%                --
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       66.35%                --
--------------------------------------------------------------------------------------------------------------------------------
Disciplined Large Cap Value            RiverSource Investments                   Class B       36.84%             98.09
                                                                                 Class C      100.00%
                                                                                 Class I       17.75%
                                                                                 Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I       30.20%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       29.87%                --
                                      ------------------------------------------------------------------------------------------
                                       Disciplined Asset Allocation Portfolios   Class I        6.06%                --
                                       Moderate
                                      ------------------------------------------------------------------------------------------
                                       Paul W. Eastman, Dublin, OH               Class A       25.80%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       23.18%                --
                                      ------------------------------------------------------------------------------------------
                                       Ronald E. and Patricia S. Leithe, Cary,   Class A       12.12%                --
                                       NC
                                      ------------------------------------------------------------------------------------------
                                       Josph E. and Sonya M. Landholm, Sedona,   Class A       10.08%                --
                                       AZ
                                      ------------------------------------------------------------------------------------------
                                       Ralph and Carol Sievert, Appleton, WI     Class A        7.62%                --
                                      ------------------------------------------------------------------------------------------
                                       Tseng-Yen Yen, Fullerton, CA              Class B       42.60%                --
                                      ------------------------------------------------------------------------------------------
                                       Rita S. Mall, Wyncote, PA                 Class B       20.56%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 179

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Diversified Equity Income              Charles Schwab                            Class A       25.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.19%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       23.08%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.33%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.07%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.37%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life                             Class R2      74.50%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Securities Distribution Company  Class R2       6.00%                --
                                       Inc., Hartford, CT
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R3      84.53%                --
                                                                                 Class R4      11.39%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R2      13.87%                --
                                                                                 Class R3       8.11%
                                                                                 Class R4      35.07%
                                                                                 Class R5      22.97%
                                      ------------------------------------------------------------------------------------------
                                       Wells Fargo Bank                          Class R4      27.91%                --
                                      ------------------------------------------------------------------------------------------
                                       American Century Investments, Kansas      Class R4       6.24%                --
                                       City, MO
                                      ------------------------------------------------------------------------------------------
                                       ING                                       Class R4      13.19%                --
                                                                                 Class R5      39.87%
                                      ------------------------------------------------------------------------------------------
                                       Ameriprise Trust Company                  Class R5      11.76%                --
                                      ------------------------------------------------------------------------------------------
                                       Taynik & Co., Boston, MA                  Class R5       9.07%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class W      100.00%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 180

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                          Charles Schwab                            Class A       34.32%                --
                                                                                 Class R5       8.42%
                                      ------------------------------------------------------------------------------------------
                                       Prudential Investment Management          Class A       12.85%                --
                                       Services LLC, Newark, NJ
                                      ------------------------------------------------------------------------------------------
                                       MLP Fenner & Smith                        Class C       18.24%                --
                                      ------------------------------------------------------------------------------------------
                                       Citigroup Global Markets, Owings Mills,   Class C        5.56%                --
                                       MD
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       18.10%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       23.36%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.01%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        6.14%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       19.35%                --
                                      ------------------------------------------------------------------------------------------
                                       Hartford Life                             Class R2      81.55%                --
                                                                                 Class R3      12.83%
                                      ------------------------------------------------------------------------------------------
                                       JP Morgan Chase Bank, New York NY         Class R3      15.80%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R3      34.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R3       9.90%                --
                                                                                 Class R4      18.81%
                                      ------------------------------------------------------------------------------------------
                                       ING                                       Class R3       8.27%                --
                                                                                 Class R4      20.24%
                                                                                 Class R5      17.33%
                                      ------------------------------------------------------------------------------------------
                                       John Hancock Life Insurance Company,      Class R4      25.79%                --
                                       Buffalo, NY
                                      ------------------------------------------------------------------------------------------
                                       NFS LLC FEBO, Chicago, IL                 Class R5      28.65%                --
                                      ------------------------------------------------------------------------------------------
                                       PIMS/Prudential Retirement, Greenville,   Class R5      16.80%                --
                                       SC
                                      ------------------------------------------------------------------------------------------
                                       Standard Insurance Company, Portland, OR  Class R5      10.61%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class W      100.00%                --
--------------------------------------------------------------------------------------------------------------------------------
Strategic Allocation                   Charles Schwab                            Class A       11.51%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class I      100.00%                --
                                                                                 Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      59.42%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class R4      39.07%                --
--------------------------------------------------------------------------------------------------------------------------------
Strategic Income Allocation            Charles Schwab                            Class A       26.98%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class A       14.28%                --
                                                                                 Class R2     100.00%
                                                                                 Class R3     100.00%
                                                                                 Class R4     100.00%
                                                                                 Class R5     100.00%

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 181

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING OCTOBER 31
--------------------------------------------------------------------------------------------------------------------------------
Absolute Return Currency               RiverSource Investments                   Class B      100.00%            77.27%(a)
Income                                                                           Class R4      17.62%
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       61.36%                --
                                                                                 Class R4      82.38%
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I       11.62%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       21.09%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I        9.81%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I        9.53%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       16.10%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       19.12%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I        8.82%                --
                                      ------------------------------------------------------------------------------------------
                                       H&R Block Financial Advisors, Inc.,       Class C        8.16%                --
                                       Detroit, MI
                                      ------------------------------------------------------------------------------------------
                                       Mark and Elizabeth Fiorini, San Hose, CA  Class C        6.92%                --
--------------------------------------------------------------------------------------------------------------------------------

Disciplined International Equity       American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       21.88%                --
                                                                                 Class R4      80.72%
                                      ------------------------------------------------------------------------------------------
                                       Linda A. O'Donnel, West Chester, OH       Class C        5.52%                --
                                      ------------------------------------------------------------------------------------------
                                       Chester and Jewel Carter, Sacramento, CA  Class C        5.48%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      19.28%            28.45%(a)
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I       16.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       19.16%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I        7.16%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I        6.65%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I        6.92%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       10.78%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I        7.52%                --
--------------------------------------------------------------------------------------------------------------------------------

Emerging Markets Bond                  American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       RiverSource Investments                   Class R4      55.69%            76.82%(a)
                                                                                 Class C        5.81%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       23.52%                --
                                                                                 Class R4      44.31%
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I       35.97%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       46.47%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I       16.50%                --
                                      ------------------------------------------------------------------------------------------
                                       First Clearing L.L.C., Rochester, NY      Class C       33.66%                --
                                      ------------------------------------------------------------------------------------------
                                       Jeffrey L. and Cherl K. George, Canton,   Class C        6.75%                --
                                       OH
                                      ------------------------------------------------------------------------------------------
                                       Barbara J. and Paul E. Johnson, West      Class C        5.60%                --
                                       Valley, UT
                                      ------------------------------------------------------------------------------------------
                                       Steven C. and Beverly Glover, draper, UT  Class C        5.56%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 182

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Global Bond                            American Enterprise Investment Services   Class W       99.99%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       13.15%                --
                                                                                 Class R4     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Basic Income               Class I        6.22%            32.51%(a)
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Enhanced Income            Class I        5.76%                --
                                      ------------------------------------------------------------------------------------------
                                       Income Builder Moderate Income            Class I       14.46%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       26.70%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       32.51%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        9.44%                --
                                       Fund
--------------------------------------------------------------------------------------------------------------------------------

Global Technology                      RiverSource Investments                   Class I      100.00%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       17.06%                --
                                                                                 Class R4      99.68%
--------------------------------------------------------------------------------------------------------------------------------

Partners International Select          Charles Schwab                            Class A       16.57%                --
Growth                                                                           Class R4      13.95%
                                      ------------------------------------------------------------------------------------------
                                       New York Life Trust Company               Class R4      80.44%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       19.45%            35.19%(a)
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       20.34%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.59%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.21%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       22.03%                --
--------------------------------------------------------------------------------------------------------------------------------
Partners International Select Value    Charles Schwab                            Class A       22.71%                --
                                                                                 Class R4      98.85%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       19.46%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       20.33%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.59%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.22%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       22.01%                --
--------------------------------------------------------------------------------------------------------------------------------
Partners International Small Cap       RiverSource Investments                   Class R4      12.05%                --
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       20.56%                --
                                                                                 Class R4      87.89%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       19.48%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       20.45%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.45%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.20%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       21.98%                --
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle Emerging Markets          Charles Schwab                            Class A       15.34%                --
                                                                                 Class R4      77.63%
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       19.80%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       20.56%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.97%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.28%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       22.35%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      22.37%                --

--------------------------------------------------------------------------------------------------------------------------------


Statement of Additional Information - Nov. 28, 2008                     Page 183

                                                                                      FUND SHARES
                                                                                 ---------------------
                                                                                   SHARE                   PERCENT OF FUND
 FUND                                      SHAREHOLDER NAME, CITY AND STATE        CLASS    PERCENTAGE  (if greater than 25%)
--------------------------------------------------------------------------------------------------------------------------------
Threadneedle European Equity           RiverSource Investments                   Class I      100.00%                --
                                                                                 Class R4       9.13%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       14.22%                --
                                                                                 Class R4      90.87%
--------------------------------------------------------------------------------------------------------------------------------
Threadneedle Global Equity             RiverSource Investments                   Class R2     100.00%                --
                                                                                 Class R3     100.00%
                                                                                 Class R5     100.00%
                                                                                 Class W      100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       14.66%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4      10.89%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      85.99%                --
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Equity Income      N/A                                       N/A              N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle Global Extended Alpha     N/A                                       N/A              N/A               N/A
--------------------------------------------------------------------------------------------------------------------------------

Threadneedle International             RiverSource Investments                   Class R2     100.00%                --
Opportunity                                                                      Class R3     100.00%
                                                                                 Class R5     100.00%
                                      ------------------------------------------------------------------------------------------
                                       Charles Schwab                            Class A       13.21%                --
                                                                                 Class R4      52.52%
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4      47.48%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Aggressive Fund         Class I       19.46%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       20.32%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.59%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.21%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       22.02%                --
--------------------------------------------------------------------------------------------------------------------------------

FUNDS WITH FISCAL PERIOD ENDING NOVEMBER 30
--------------------------------------------------------------------------------------------------------------------------------
Intermediate Tax-Exempt                Charles Schwab                            Class A        8.27%                --
                                      ------------------------------------------------------------------------------------------
                                       John T. and Robin L. Lawrence, Beverly,   Class B        5.63%                --
                                       MA
                                      ------------------------------------------------------------------------------------------
                                       Jesse M. Annoye, Germantown, WI           Class C        6.71%                --
--------------------------------------------------------------------------------------------------------------------------------
Mid Cap Growth                         Portfolio Builder Aggressive Fund         Class I       19.39%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Fund           Class I       20.43%                --
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Aggressive     Class I       31.65%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Moderate Conservative   Class I        5.28%                --
                                       Fund
                                      ------------------------------------------------------------------------------------------
                                       Portfolio Builder Total Equity Fund       Class I       21.93%                --
                                      ------------------------------------------------------------------------------------------
                                       Wachovia Bank                             Class R4      69.55%                --
                                      ------------------------------------------------------------------------------------------
                                       GWFS Equities                             Class R4      25.26%                --
--------------------------------------------------------------------------------------------------------------------------------

Tax-Exempt Bond                        J. Haley Stephens, Calhoun, GA            Class C        8.84%                --
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt High Income                 None                                      --                --                --
--------------------------------------------------------------------------------------------------------------------------------
FUNDS WITH FISCAL PERIOD ENDING DECEMBER 31
--------------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Money Market                Lawrence Garner, Woodstock, GA and        Class A        6.32%                --
                                       Ronald J. Garner, Wyckoff, NJ
--------------------------------------------------------------------------------------------------------------------------------



(a) Combination of all share classes of RiverSource Investments initial capital and affiliated funds-of-funds' investments in Class I shares.

A fund may serve as an underlying investment of funds-of-funds that principally invest in shares of other RiverSource funds (the underlying funds). The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising

Statement of Additional Information - Nov. 28, 2008                     Page 184
management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings. In proxy voting, the funds-of-funds will vote on each proposal in the same proportion that other shareholders vote on the proposal.

In addition, RiverSource Investments or an affiliate may own shares of a fund as a result of an initial capital investment at the inception of the fund or class. To the extent RiverSource Investments, as manager of the funds-of-funds, may be deemed a beneficial owner of the shares of an underlying fund held by the funds-of-funds, and such shares, together with any initial capital investment by RiverSource Investments or an affiliate, represent more than 25% of a fund, RiverSource Investments and its affiliated companies may be deemed to control the fund.

INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendant's motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on Aug. 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Board of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J.&W. Seligman & Co., Inc. ("Seligman"). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the "Seligman Funds"); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York ("NYAG"). In September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the "Seligman Parties"), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and

Statement of Additional Information - Nov. 28, 2008                     Page 185
restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, Seligman and its affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies. Seligman does not believe that the foregoing legal action or other possible actions will have a material adverse impact on Seligman or its clients, including the Seligman Funds and other investment companies managed by it; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements for the fiscal years ended July 31, 2007 or later contained in a fund's Annual Report were audited by the independent registered public accounting firm, Ernst & Young LLP, 220 South 6th Street, Suite 1400, Minneapolis, MN 55402. The information for periods ended on or before June 30, 2007 was audited by other auditors. The independent registered public accounting firm also provides other accounting and tax-related services as requested by the funds.


Statement of Additional Information - Nov. 28, 2008                     Page 186

                                                                      APPENDIX A

                             DESCRIPTION OF RATINGS

STANDARD & POOR'S LONG-TERM DEBT RATINGS.
A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of such information or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

   - Likelihood of default capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

   - Nature of and provisions of the obligation.

   - Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE
Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE GRADE
Debt rated BB, B, CCC, CC, and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category also is used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Debt rated CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

Debt rated C typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

The rating CI is reserved for income bonds on which no interest is being paid.


Statement of Additional Information - Nov. 28, 2008                          A-1

Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

MOODY'S LONG-TERM DEBT RATINGS
Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds that are rated Ba are judged to have speculative elements - their future cannot be considered as well- assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

FITCH'S LONG-TERM DEBT RATINGS
Fitch's bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue in a timely manner.

The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

Fitch ratings are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments made in respect of any security.

Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

INVESTMENT GRADE
AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.


Statement of Additional Information - Nov. 28, 2008                          A-2

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE
BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

SHORT-TERM RATINGS

STANDARD & POOR'S COMMERCIAL PAPER RATINGS
A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market.

Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

D Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

STANDARD & POOR'S MUNI BOND AND NOTE RATINGS
An S&P municipal bond or note rating reflects the liquidity factors and market-access risks unique to these instruments. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating.


Statement of Additional Information - Nov. 28, 2008                          A-3

Note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Municipal bond rating symbols and definitions are as follows:

Standard & Poor's rating SP-1 indicates very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

Standard & Poor's rating SP-2 indicates satisfactory capacity to pay principal and interest.

Standard & Poor's rating SP-3 indicates speculative capacity to pay principal and interest.

MOODY'S SHORT-TERM RATINGS
Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: (i) leading market positions in well-established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structure with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

MOODY'S SHORT-TERM MUNI BONDS AND NOTES
Short-term municipal bonds and notes are rated by Moody's. The ratings reflect the liquidity concerns and market access risks unique to notes.

Moody's MIG 1/VMIG 1 indicates the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

Moody's MIG 2/VMIG 2 indicates high quality. Margins of protection are ample although not so large as in the preceding group.

Moody's MIG 3/VMIG 3 indicates favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Moody's MIG 4/VMIG 4 indicates adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

FITCH'S SHORT-TERM RATINGS
Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The

Statement of Additional Information - Nov. 28, 2008                          A-4
short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

Fitch short-term ratings are as follows:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D: Default. Issues assigned this rating are in actual or imminent payment default.


Statement of Additional Information - Nov. 28, 2008                          A-5

                                                                      APPENDIX B

                             STATE TAX-EXEMPT FUNDS
                               STATE RISK FACTORS

California Tax-Exempt Fund, Minnesota Tax-Exempt Fund and New York Tax-Exempt Fund invest primarily in the municipal securities issued by a single state and political sub-divisions that state. Each Fund will be particularly affected by political and economic conditions and developments in the state in which it invests. This vulnerability to factors affecting the state's tax- exempt investments will be significantly greater than that of more geographically diversified funds, which may result in greater losses and volatility. Because of the relatively small number of issuers of tax-exempt securities, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss by investing in a few issuers than a fund that invests more broadly. At times, the Fund and other accounts managed by the investment manager may own all or most of the debt of a particular issuer. This concentration of ownership may make it more difficult to sell, or to determine the fair value of, these investments. In addition, a Fund may concentrate in a segment of the tax-exempt debt market, such as revenue bonds for health care facilities, housing or airports. These investments may cause the value of a fund's shares to change more than the values of funds' shares that invest in more diversified investments. The yields on the securities in which the Fund invests generally are dependent on a variety of factors, including the financial condition of the issuer or other obligor, the revenue source from which the debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, the maturity of the obligation, and the rating of the issue. In addition to such factors, geographically concentrated securities will experience particular sensitivity to local conditions, including political and economic changes, adverse conditions to an industry significant to the area, and other developments within a particular locality. Because many tax-exempt bonds may be revenue or general obligations of local governments or authorities, ratings on tax-exempt bonds may be different from the ratings given to the general obligation bonds of a particular state.

Certain events may adversely affect all investments within a particular market segment of the market. Examples include litigation, legislation or court decisions, concerns about pending or contemplated litigation, legislation or court decisions, or lower demand for the services or products provided by a particular market segment. Investing mostly in state-specific tax-exempt investments makes the Fund more vulnerable to that state's economy and to factors affecting tax-exempt issuers in that state than would be true for more geographically diversified funds. These risks include, among others:

    - the inability or perceived inability of a government authority to collect sufficient tax or other revenues to meet its payment obligations;

    - natural disasters and ecological or environmental concerns;

    - the introduction of constitutional or statutory limits on a tax-exempt issuer's ability to raise revenues or increase taxes;

    - the inability of an issuer to pay interest on or repay principal or securities in which the funds invest during recessionary periods; and

    - economic or demographic factors that may cause a decrease in tax or other revenues for a government authority or for private operators of publicly financed facilities.

More information about state specific risks may be available from official state resources.

Statement of Additional Information - Nov. 28, 2008                          B-1

                                                                      APPENDIX C

                               S&P 500 INDEX FUND

                 ADDITIONAL INFORMATION ABOUT THE S&P 500 INDEX

The fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which are determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of Fund shares.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN (THE S&P INDEX) AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, ITS SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


Statement of Additional Information - Nov. 28, 2008                          C-1

                                                                      APPENDIX D

                                 SELIGMAN FUNDS



SELIGMAN CAPITAL FUND, INC.
SELIGMAN CASH MANAGEMENT FUND, INC.
SELIGMAN COMMON STOCK FUND, INC.
SELIGMAN COMMUNICATIONS AND INFORMATION FUND,
  INC.
SELIGMAN CORE FIXED INCOME FUND, INC.
SELIGMAN FRONTIER FUND, INC.
SELIGMAN GLOBAL FUND SERIES, INC.
  Seligman Emerging Markets Fund
  Seligman Global Smaller Companies Fund
  Seligman Global Growth Fund
  Seligman Global Technology Fund
  Seligman International Growth Fund
SELIGMAN GROWTH FUND, INC.
SELIGMAN HIGH INCOME FUND SERIES
  Seligman U.S. Government Securities Fund
  Seligman High-Yield Fund
SELIGMAN INCOME AND GROWTH FUND, INC.
SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
  Seligman LaSalle Global Real Estate Fund
  Seligman LaSalle Monthly Dividend Real
     Estate Fund
SELIGMAN MUNICIPAL FUND SERIES, INC.
  Seligman National Municipal Class
  Seligman Colorado Municipal Class
  Seligman Georgia Municipal Class
  Seligman Louisiana Municipal Class
  Seligman Maryland Municipal Class
  Seligman Massachusetts Municipal Class
  Seligman Michigan Municipal Class
  Seligman Minnesota Municipal Class
  Seligman Missouri Municipal Class
  Seligman New York Municipal Class
  Seligman Ohio Municipal Class
  Seligman Oregon Municipal Class
  Seligman South Carolina Municipal Class
SELIGMAN MUNICIPAL SERIES TRUST
  Seligman California Municipal High Yield
     Series
  Seligman California Municipal Quality Series
  Seligman Florida Municipal Series
  Seligman North Carolina Municipal Series
SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
SELIGMAN PORTFOLIOS, INC.
  Seligman Capital Portfolio
  Seligman Cash Management Portfolio
  Seligman Common Stock Portfolio
  Seligman Communications and Information
     Portfolio
  Seligman Global Technology Portfolio
  Seligman International Growth Portfolio
  Seligman Investment Grade Fixed Income
     Portfolio
  Seligman Large-Cap Value Portfolio
  Seligman Smaller-Cap Value Portfolio
SELIGMAN TARGETHORIZON ETF PORTFOLIOS, INC.
  Seligman TargETFund 2045
  Seligman TargETFund 2035
  Seligman TargETFund 2025
  Seligman TargETFund 2015
  Seligman TargETFund Core
SELIGMAN ASSET ALLOCATION SERIES, INC.
  Seligman Asset Allocation Aggressive Growth
     Fund
  Seligman Asset Allocation Balanced Fund
  Seligman Asset Allocation Growth Fund
  Seligman Asset Allocation Moderate Growth
     Fund
SELIGMAN VALUE FUND SERIES, INC.
  Seligman Large-Cap Value Fund
  Seligman Smaller-Cap Value Fund
SELIGMAN LASALLE INTERNATIONAL REAL ESTATE
  FUND, INC.
SELIGMAN SELECT MUNICIPAL FUND, INC.
TRI-CONTINENTAL CORPORATION



                                                               S-6500 AR (11/08)


Statement of Additional Information - Nov. 28, 2008                          D-1